THE BEAR STEARNS FUNDS

ALPHA GROWTH PORTFOLIO

Dear Shareholder:

          As a shareholder of the Alpha Growth Portfolio (the "Portfolio") you are being asked to vote on an Agreement and Plan of Reorganization to allow the Portfolio to transfer all of its assets in a tax-free reorganization to Dreyfus Premier Alpha Growth Fund (the "Successor Fund"), in exchange for shares of the Successor Fund and the assumption by the Successor Fund of stated liabilities of the Portfolio. If the Agreement and Plan of Reorganization is approved and consummated for the Portfolio, you would no longer be a shareholder of the Portfolio, but would become a shareholder of the Successor Fund, which has the same investment objective and substantially similar management policies as the Portfolio. The Portfolio is a series of The Bear Stearns Funds (the "Trust") and the Successor Fund is a series of Dreyfus Premier Manager Funds I.

          Bear Stearns Asset Management Inc. ("BSAM"), the Portfolio's investment adviser, has informed the Trust's Board that it has entered into a strategic arrangement with The Dreyfus Corporation ("Dreyfus"), the Successor Fund's manager, with respect to the Portfolio and the other portfolios of the Trust. Subject to shareholder approval of the reorganization and the transactions described in the enclosed materials, BSAM will provide day-to-day management of the Successor Fund's investments pursuant to the same investment strategy it currently uses for the Portfolio, as sub-investment adviser to the Successor Fund, and Dreyfus or its affiliates will assist in all other operations of the Successor Fund, including the distribution of Successor Fund shares and provision of transfer agency and custody services. As a shareholder of the Successor Fund, you would have access to the additional investment options and shareholder services offered by the Dreyfus Premier Family of Funds, while pursuing the same investment goal you currently pursue as a shareholder of the Portfolio.

          The Successor Fund was established solely for the purpose of effecting the Portfolio's reorganization, and will carry on the business of the Portfolio and inherit its performance and financial records.

          After careful review, the Trust's Board of Trustees has unanimously approved the proposed reorganization. The Trustees believe that the proposal set forth in the notice of meeting for the Portfolio is important and recommend that you read the enclosed materials carefully and then vote for the proposal.

          Remember, your vote is extremely important, no matter how large or small your Portfolio holdings. To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

          Further information about the transaction is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call Mutual Fund Investor Connect,™ a professional proxy solicitation group engaged by BSAM, at 1-800-249-7115.

Sincerely, Barry Sommers President

January 16, 2004

TRANSFER OF THE ASSETS OF
ALPHA GROWTH PORTFOLIO
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS PREMIER ALPHA GROWTH FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY ALPHA GROWTH PORTFOLIO INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier Alpha Growth Fund (the "Successor Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about May 8, 2004 (the "Closing Date") and will no longer be a shareholder of the Portfolio. The Portfolio will then cease operations. You will receive the same number of Class T, Class B or Class C shares of the Successor Fund as the number of Class A, Class B or Class C shares of the Portfolio you held and with a value equal to the value of your investment in the Portfolio as of the Closing Date.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The reorganization will permit Portfolio shareholders to pursue the same investment goals in a fund that is part of a larger fund complex--the Dreyfus Family of Funds--offering shareholders more investment options and shareholder privileges. The Dreyfus Family of Funds consists of approximately 200 investment portfolios, and includes a wide range of equity, fixed-income, municipal bond and money market funds. Currently, approximately 65 of these portfolios would be available to you as a shareholder of the Successor Fund through exchange privileges. Dreyfus' management experience, together with its significantly larger mutual funds distribution network, should provide the Successor Fund with a greater opportunity to retain asset size and attract additional assets than is currently available to the Portfolio. Over the long-term, if this potential for a larger asset base is realized, it should help manage the Successor Fund's per share operating expenses and increase the ability of the Successor Fund to take advantage of portfolio management options. Other potential benefits are described herein.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Successor Fund and the Portfolio have the same investment objective. In addition, the investment policies, practices and limitations of each fund (and the related risks) are substantially similar. Each fund normally will invest substantially all of its assets in equity securities selected by one or more growth models. Bear Stearns Asset Management Inc. ("BSAM"), the Portfolio's investment adviser, will be engaged by Dreyfus to be the Successor Fund's sub-investment adviser. BSAM will provide day-to-day management of the Successor Fund's investments using substantially the same investment approach as it currently uses for the Portfolio. For additional information regarding the funds, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not realize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Portfolio shares will carry over to the shareholder's Successor Fund shares. The Portfolio will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution would be taxable to shareholders.

WILL THE PROPOSED REORGANIZATION CHANGE TOTAL FUND EXPENSES?

Dreyfus has agreed to cap the Successor Fund's operating expenses for the two-year period following the reorganization so that the total annual operating expenses of the Successor Fund do not exceed the annual operating expenses of the Portfolio, after giving effect to fee waivers and expense reimbursements, as reflected under "Fees and Expenses" in the Portfolio's current prospectus. Also, the Successor Fund will not charge a $7.50 wire redemption fee, which the Portfolio currently charges for wiring redemption proceeds. Accordingly, during such period, the total operating expenses of the Successor Fund will not be higher than, and may be lower than, the Portfolio's historical operating expenses.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER INVESTMENT MANAGEMENT FEE?

The Portfolio currently pays BSAM an investment advisory fee and pays an affiliate of BSAM an administrative fee. In addition, the Portfolio pays a third party for the provision of certain other administrative and fund accounting services. Under its agreement with Dreyfus, the Successor Fund has agreed to pay Dreyfus a management fee for the provision of investment advisory, administrative and fund accounting services. As a result of the reorganization, the management fee payable to Dreyfus by the Successor Fund will not exceed the aggregate annual rate of fees payable by the Portfolio to BSAM, its affiliate and the third party for the provision of such services as of the Closing Date. Dreyfus, and not the Successor Fund, will pay BSAM for sub-investment advisory services to the Successor Fund.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE SUCCESSOR FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE PORTFOLIO?

Yes. You will continue to enjoy the same shareholder privileges, with some modifications to certain of the privileges, as described in the enclosed Prospectus for the Successor Fund. As part of a large mutual fund complex, the Successor Fund offers its shareholders more investment options for fund exchanges and additional shareholder privileges. The Successor Fund offers Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, and Dreyfus Auto-Exchange Privilege. You also may purchase and sell shares of the Successor Fund online through the Dreyfus.com website.

WILL I BE CHARGED A SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge or CDSC will be imposed at the time of the reorganization. Any subsequent investment in the Successor Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class T shares subject to a CDSC) of the Successor Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Portfolio (calculated from the date of original purchase of Portfolio shares). Class B shares of the Successor Fund received in the reorganization also will be subject to the same conversion schedule as Class B shares of the Portfolio. Additional Class B shares of the Successor Fund purchased after the reorganization will be subject to the Successor Fund's CDSC and conversion schedules.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

BSAM and Dreyfus, and not the Portfolio or the Successor Fund, will pay the expenses relating to the proposed reorganization.

HOW DOES THE BOARD OF TRUSTEES FOR THE PORTFOLIO RECOMMEND I VOTE?

The Board has determined that reorganizing the Portfolio into a newly-formed investment company that has the same investment objective and substantially similar investment policies as the Portfolio, that is part of the Dreyfus Family of Funds and is sub-advised by BSAM offers potential benefits to shareholders of the Portfolio. These potential benefits include:

•	Continuity of portfolio management, because BSAM will be the sub-investment adviser to the Successor Fund;
•	Dreyfus' experience and resources in managing mutual funds;
•	A greater potential to retain asset size and attract additional assets, which, in the long-term, may help manage per share operating expenses;
•	Dreyfus' commitment to limit the total operating expenses of the Successor Fund for two years after the reorganization; and
•	The exchange privileges and other services offered to shareholders of the Successor Fund.

The Trustees believe the reorganization is in the best interests of the Portfolio and its shareholders. Therefore, the Board of Trustees recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

THE BEAR STEARNS FUNDS

ALPHA GROWTH PORTFOLIO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

           A Special Meeting of Shareholders of the Alpha Growth Portfolio (the "Portfolio"), a series of The Bear Stearns Funds, will be held at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, New York 10179, 13th Floor, Conference Room S, on Thursday, March 11, 2004, at 2:30 p.m., for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Portfolio to Dreyfus Premier Alpha Growth Fund (the "Successor Fund"), in exchange for the Successor Fund's Class T, Class B and Class C shares having an aggregate net asset value equal to the value of the Portfolio's net assets and the assumption by the Successor Fund of stated liabilities of the Portfolio (the "Reorganization"). Class T, Class B and Class C shares of the Successor Fund received in the Reorganization will be distributed by the Portfolio to its Class A, Class B and Class C shareholders, respectively, in liquidation of the Portfolio, after which the Portfolio will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on January 2, 2004 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees Stephen A. Bornstein Secretary

New York, New York
January 16, 2004

WE NEED YOUR PROXY VOTE

          A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF PORTFOLIO SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE PORTFOLIO WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE PORTFOLIO TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer Of The Assets Of

ALPHA GROWTH PORTFOLIO
(A Series of The Bear Stearns Funds)

To And In Exchange For Shares Of

DREYFUS PREMIER ALPHA GROWTH FUND
(A Series of Dreyfus Premier Manager Funds I)

PROSPECTUS/PROXY STATEMENT
January 16, 2004

Special Meeting of Shareholders
To Be Held on Thursday, March 4, 2004

           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of The Bear Stearns Funds (the "Trust") on behalf of the Alpha Growth Portfolio (the "Portfolio") to be used at the Special Meeting of Shareholders (the "Meeting") of the Portfolio to be held on Thursday, March 11, 2004, at 2:30 p.m., at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, 13th Floor, Conference Room S, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on January 2, 2004 are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Portfolio transfer all of its assets to Dreyfus Premier Alpha Growth Fund (the "Successor Fund"), in exchange for the Successor Fund's shares and the assumption by the Successor Fund of stated liabilities of the Portfolio, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Successor Fund shares received by the Portfolio will be distributed to Portfolio shareholders, with each shareholder receiving a pro rata distribution of Successor Fund shares (or fractions thereof) for Portfolio shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Portfolio shares a number of Class T shares, Class B shares or Class C shares (or fractions thereof) of the Successor Fund equal in value to the aggregate net asset value of the shareholder's Class A, Class B or Class C Portfolio shares, respectively, as of the date of the Reorganization. Thus, at the close of the Reorganization, you will hold the same number of shares of the Successor Fund as you held in the Portfolio immediately before the Reorganization and the aggregate net asset value of such shares will be the same as the aggregate net asset value of your shares of the Portfolio as of the Reorganization date.

           This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Successor Fund that Portfolio shareholders should know before voting on the proposal or investing in the Successor Fund.

           A Statement of Additional Information ("SAI") dated January 16, 2004, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Successor Fund and the Portfolio. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Successor Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Successor Fund and the Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Successor Fund, as in the Portfolio, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Successor Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

          The Portfolio and the Successor Fund are open-end management investment companies. The Successor Fund has not yet commenced investment operations and was established solely for the purpose of effecting the Reorganization. It has the same investment objective and substantially similar investment policies and restrictions as the Portfolio. Bear Stearns Asset Management Inc. ("BSAM"), the Portfolio's investment adviser, will be engaged by The Dreyfus Corporation ("Dreyfus"), the Successor Fund's manager, to be the Successor Fund's sub-investment adviser. BSAM will provide day-to-day management of the Successor Fund's investments pursuant to substantially the same investment strategy that it currently uses for the Portfolio. If the Reorganization is approved by shareholders of the Portfolio, the Successor Fund will carry on the business of the Portfolio and will inherit the Portfolio's performance and financial records following consummation of the Reorganization. A comparison of the Portfolio and the Successor Fund is set forth in this Prospectus/Proxy Statement.

          The Successor Fund's Prospectus dated December 16, 2003, as revised January 9, 2004, accompanies this Prospectus/Proxy Statement, and is incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Portfolio's most-recent Prospectus, its Annual Report for the fiscal year ended March 31, 2003 and Semi-Annual Report for the six months ended September 30, 2003, please write to the Portfolio at PFPC Inc., P. O. Box 9830, Providence, Rhode Island 02940-8030 (Attention: The Bear Stearns Funds), or call 1-800-447-1139.

          Shareholders are entitled to one vote for each dollar of net asset value standing in the shareholder's name. Class A, Class B and Class C shareholders will vote together on the proposal. Portfolio shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of January 2, 2004, the following numbers of Portfolio shares were issued and outstanding:

     Class A Shares          Class B Shares         Class C Shares
      Outstanding             Outstanding             Outstanding
     --------------          --------------         --------------
       4,178,539               1,498,271             1,434,425

Proxy materials will be mailed to shareholders of record on or about January 28, 2004.

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Successor Fund and the Portfolio

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization

Exhibit B: Description of Board Members for the Successor Fund	A-1 B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE PORTFOLIO TO THE
SUCCESSOR FUND

SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Successor Fund's Prospectus, the Portfolio's Prospectus and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

          Proposed Transaction. The Trust's Board, including the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio or Successor Fund ("Independent Trustees"), has unanimously approved an Agreement and Plan of Reorganization (the "Plan") for the Portfolio. The Plan provides that, subject to the requisite approval of the Portfolio's shareholders, on the date of the Reorganization the Portfolio will assign, transfer and convey to the Successor Fund all of the assets of the Portfolio, including all securities and cash, in exchange for Class T, Class B and Class C shares of the Successor Fund having an aggregate net asset value equal to the value of the Portfolio's net assets, and the Successor Fund will assume stated liabilities of the Portfolio. The Portfolio will distribute all Successor Fund shares received by it among its shareholders so that each Class A, Class B and Class C Portfolio shareholder will receive a pro rata distribution of Successor Fund Class T, Class B and Class C shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Portfolio shares as of the date of the Reorganization. Thereafter, the Portfolio will be terminated as a series of the Trust and cease operations.

          As a result of the Reorganization, each Portfolio shareholder will cease to be a shareholder of the Portfolio and will become a shareholder of the Successor Fund as of the close of business on the date of the Reorganization. No sales charge or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Any subsequent redemption of Class B or Class C shares (or Class T shares subject to a CDSC) of the Successor Fund received in exchange for Portfolio shares as a result of the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Portfolio and would be calculated from the date of original purchase of such Portfolio shares. Any investment in the Successor Fund after the Reorganization will be subject to any applicable sales charges of the Successor Fund.

          The Trust's Board has unanimously concluded that the Portfolio's participation in the Reorganization would be in the best interests of the Portfolio and its shareholders and the interests of the Portfolio's existing shareholders would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

          Tax Consequences. As a condition to the closing of the Reorganization, the Portfolio and the Successor Fund each will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Portfolio, the Portfolio's shareholders, or the Successor Fund as a result of the Reorganization. See "Information about the Reorganization—Federal Income Tax Consequences."

          Comparison of the Portfolio and the Successor Fund. The following discussion is primarily a summary of certain parts of the Portfolio's Prospectus and the Successor Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Portfolio and the Successor Fund have identical investment goals and substantially similar investment approaches. The Portfolio and the Successor Fund each seek capital appreciation. This investment objective is a fundamental policy, which cannot be changed without the approval of a majority of the relevant fund's outstanding voting shares.

          Under normal circumstances, the Successor Fund, like the Portfolio, will invest substantially all of its assets in equity securities selected using one or more growth models developed by BSAM. BSAM employs a quantitative approach to selecting portfolio securities by developing and historically testing growth models. Generally, the portfolio managers use these growth models to identify equity securities having the following characteristics:

•	High projected earnings for the next three to five years;

•	Positive earnings momentum;

•	Positive price momentum; and

•	Reasonable valuation metrics.

          This approach differs from conventional portfolio management in that, generally, the portfolio managers will strictly adhere to underlying models in selecting portfolio securities. In unusual circumstances, the portfolio managers may deviate from the models.

          The Successor Fund, like the Portfolio, typically will hold 40-60 securities selected using these models. At least once a year, BSAM will reapply these models (a "regeneration"), which usually results in changes in portfolio holdings. BSAM may change the models from time to time, depending on its ongoing research efforts.

          As is the case with the Portfolio, when BSAM regenerates the Successor Fund's holdings, each equity security identified by a particular growth model will be allocated an equal amount of the Successor Fund's assets. Generally, the Successor Fund, like the Portfolio, will purchase securities on a pro rata basis when it receives new assets resulting from the purchase of its shares. The Successor Fund, like the Portfolio, will sell securities generally on a pro rata basis when required to raise cash when its shares are redeemed.

          Like the Portfolio, because the Successor Fund may not invest more than 25% of its total assets in the securities of issuers in the same industry (excluding U.S. Government securities), BSAM will be required to deviate from its principal investment strategy if, upon regenerating the Portfolio or Successor Fund, the securities selected would result in more than 25% of the respective fund's total assets being invested in a single industry.

          The Successor Fund and the Portfolio may invest in equity securities with any market capitalization, except as determined by particular models established by BSAM. Like the Portfolio, the Successor Fund may continue to hold equity securities that a model initially selected, even if circumstances subsequently change so that the equity security would no longer qualify under that model. Similarly, the Successor Fund also may purchase securities that would no longer qualify under a model if it receives new assets resulting from the purchase of its shares prior to the next regeneration. Consequently, the Successor Fund, like the Portfolio, may continue to hold and purchase securities that fit the growth models at the time those models were applied until the next regeneration (typically once a year) even though these securities may no longer exhibit growth characteristics or be considered "growth stocks" under commonly applied standards. The Successor Fund, like the Portfolio, normally will invest at least 90% of its assets in equity securities, which may include common stocks and preferred stocks, including those purchased in initial public offerings or shortly thereafter.

          Each fund may sell a security prior to regeneration if BSAM identifies one or more "red flags." These red flags include: (i) restatement of financials; (ii) merger announcements; (iii) bankruptcy; (iv) corporate actions; and (v) the loss of a security of 50% of its market value (together with all dividends earned thereon) from the latter of its date of purchase or its last regeneration. The Successor Fund, like the Portfolio, will generally invest the proceeds of any such sales pro rata in additional shares of the remaining securities that it holds.

          Each fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. Each fund also may engage in short-selling "against the box" for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities.

          The Portfolio and the Successor Fund may engage in leverage by borrowing money to purchase securities. Each fund may borrow up to 33-1/3% of the value of its total assets.

          The Portfolio and Successor Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Portfolio's or Successor Fund's total assets.

          Main Risks. Because each fund has the same portfolio management and investment objective and substantially similar investment policies and restrictions, the principal risks associated with an investment in the Portfolio and the Successor Fund are substantially similar, although they may be described differently in the relevant Prospectus. There can be no assurance of the success of any investment decision or growth model. Additional risks, as described in the Successor Fund's Prospectus, are discussed below. As a result, the value of your investment in the Successor Fund, as in the Portfolio, will fluctuate, sometimes dramatically, which means you could lose money.

•	Market risk. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Issuer risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•	Smaller company risk. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

•	Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

•	Market sector risk. Each fund may overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors. In addition, because none of the models used by the funds screens for sectors or industries, subject to the 25% industry concentration limit noted above, a fund may be more heavily concentrated in a specific industry or sector than would a portfolio that took sector and/or industry weightings into consideration. Therefore, although each fund uses the S&P 500 Index as its benchmark, the fund's concentration in specific industries and sectors, as well as its returns, may differ significantly from those of their benchmark.

•	Leveraging risk. Each fund may use leverage, such as borrowing money to purchase securities, lending portfolio securities and engaging in forward commitment transactions, which could magnify the fund's gains or losses.

•	Derivatives risk. Each fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies). A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

•	Regeneration risk. Regeneration of the fund's portfolio may result in the sale of equity securities that have recently performed well, and may increase investments with relatively lower historical returns.

•	Non-diversification risk. The Successor Fund and Portfolio are each non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

          Under adverse market conditions, each fund may invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

          Each fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

          Each fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

          Management Fee. The Portfolio and the Successor Fund have different management fee structures. Pursuant to an Amended and Restated Investment Advisory Agreement with BSAM, the Portfolio has agreed to pay BSAM a fee for investment advisory services at the annual rate of 0.65% of the value of the Portfolio's average daily net assets. In addition to the advisory fee, the Portfolio has agreed to pay Bear Stearns Funds Management Inc. ("BSFM"), an affiliate of BSAM, pursuant to an Administration Agreement, an administration fee at the maximum annual rate of 0.15% of the value of the Portfolio's average daily net assets. BISYS Fund Services Ohio, Inc. ("BISYS") also provides certain administrative services to the Portfolio, pursuant to a Fund Accounting and Administrative Services Agreement, at the maximum annual rate of 0.035% of the value of the Portfolio's average daily net assets. The administrative fee payable to BSFM varies with the size of the Portfolio's assets, and is charged at an annual rate of 0.15% of Portfolio net assets up to $1 billion, 0.12% of the next $1 billion of such assets, 0.10% of the next $3 billion of such assets and 0.08% of Portfolio net assets above $5 billion. The fee payable to BISYS varies with the size of the Trust's assets, but was chargeable at the maximum rate for the Portfolio's last fiscal year, and subjects the Trust to a minimum annual fee of $1,120,000.

          Pursuant to the Management Agreement with Dreyfus, the Successor Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the Successor Fund's average daily net assets. The services covered in the Portfolio's Advisory Agreement with BSAM, Administration Agreement with BSFM and Fund Accounting and Administrative Services Agreement with BISYS, which resulted in an aggregate fee payable of 0.835% of the Portfolio's average daily net assets for the fiscal year ended March 31, 2003, are included in the management fee payable by the Successor Fund to Dreyfus. Thus, as a result of the Reorganization, the management fee payable to Dreyfus by the Successor Fund will not exceed the aggregate annual rate of fees payable by the Portfolio to BSAM, BSFM and BISYS for the provision of investment advisory and administrative services. In addition, Dreyfus has agreed to pay BSAM for sub-investment advisory services to the Successor Fund from the management fee Dreyfus receives from the Successor Fund.

          Sales Charges. The schedules of sales charges imposed at the time of purchase of Class T shares of the Successor Fund are lower than the sales charges imposed at the time of purchase of Class A shares of the Portfolio. The maximum sales charge imposed on the purchase of Class A shares of the Portfolio is 5.50% and for Class T shares of the Successor Fund is 4.50% for investments of less than $50,000. In addition, for purchases of Successor Fund Class T shares in amounts ranging from $50,000 to $499,999, the front-end sales charge is 0.75% less than, and for amounts of $500,000 to $999,999, the front-end sales charge is 0.50% less than, that charged for Portfolio Class A shares of the same amount. Portfolio Class A shares and Successor Fund Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to a 1.00% CDSC. Class T shares of the Successor Fund, like Class A shares of the Portfolio, are subject to a Rule 12b-1 distribution plan fee of 0.25%. The Successor Fund also will offer Class A shares which will be subject to a higher maximum sales charge than the sales charge for Class A shares of the Portfolio, but not to ongoing Rule 12b-1 plan fees. Class A shares of the Successor Fund are not being exchanged as part of the Reorganization. With respect to Class B or Class C shares of the Successor Fund received by shareholders in exchange for Portfolio shares as a result of the Reorganization, the CDSC imposed by the Successor Fund at the time of redemption of such Class B shares and Class C shares is identical to that imposed by the Portfolio. Additional Class B shares of the Successor Fund purchased after the Reorganization will be subject to the Successor Fund's maximum CDSC of 4% and will convert to Class A shares of the Successor Fund in the sixth year after purchase, instead of 5% and conversion in the eighth year after purchase, respectively, as is the case with Class B shares of the Portfolio purchased before December 1, 2003. Class B shares of the Portfolio purchased on or after December 1, 2003 are subject to the same CDSC and conversion schedules as Class B shares of the Successor Fund.

          No sales charge or CDSC will be imposed at the time of the Reorganization.

           Expenses. The fees and expenses set forth below are as of March 31, 2003, the Portfolio's most recent fiscal year end. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Portfolio and the Successor Fund, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Successor Fund for the two-year period after the Reorganization, so that Successor Fund expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the Portfolio's net operating expenses listed in the fee table.

Annual Fund Operating Expenses
(expenses paid from fund assets) as a
percentage of average daily net assets:

                                                                                             Pro Forma After
                                                                                              Reorganization
                                              Portfolio            Successor Fund             Successor Fund
                                               Class A                Class T                    Class T
                                              ---------            --------------            ---------------
  Management fees                               .65%                    .75%*                      .75%*
  Rule 12b-1 fee                                .25%                    .25%                       .25%
  Shareholder services fee                      .25%                    .25%                       .25%
  Other expenses                                .81%                    .26%+                      .26%+
                                              ---------            --------------            ---------------
  Total                                        1.96%                   1.51%                      1.51%
  Fee waiver and/or expense                    (.56)%                  (.11)%                     (.11)%
  reimbursement
  Net operating expenses                       1.40%                   1.40%                      1.40%

                                                                                              Pro Forma After
                                                                                               Reorganization
                                              Portfolio            Successor Fund              Successor Fund
                                               Class B                Class B                     Class B
                                              ---------            --------------            ---------------
  Management fees                               .65%                    .75%*                      .75%*
  Rule 12b-1 fee                                .75%                    .75%                       .75%
  Shareholder services fee                      .25%                    .25%                       .25%
  Other expenses                                .81%                    .33%+                      .33%+
                                              ---------            --------------            ---------------
  Total                                        2.46%                   2.08%                      2.08%
  Fee waiver and/or expense                    (.56)%                  (.18)%                     (.18)%
  reimbursement
  Net operating expenses                       1.90%                   1.90%                      1.90%

                                                                                              Pro Forma After
                                                                                               Reorganization
                                              Portfolio            Successor Fund              Successor Fund
                                               Class C                Class C                     Class C
                                              ---------            --------------            ---------------
  Management fees                               .65%                    .75%*                      .75%*
  Rule 12b-1 fee                                .75%                    .75%                       .75%
  Shareholder services fee                      .25%                    .25%                       .25%
  Other expenses                                .81%                    .34%+                      .34%+
                                              ---------            --------------            ---------------
  Total                                        2.46%                   2.09%                      2.09%
  Fee waiver and/or expense                    (.56)%                  (.19)%                     (.19)%
  reimbursement
  Net operating expenses                       1.90%                   1.90%                      1.90%

__________

*	Management fees for the Successor Fund, in addition to investment advisory services, cover administrative and internal accounting services, which are included for the Portfolio under "Other expenses." See "Management Fees" above.

+	The amounts listed for the Successor Fund's "Other expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than the amounts listed in the table.

Example

          This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example and the first and, for the Successor Fund, second year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the respective expense waiver/reimbursement by BSAM and Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.

                                 Portfolio                                                 Successor Fund
               -----------------------------------------------            --------------------------------------------------
                Class A     Class B      Class C                          Class T      Class B      Class C
                 Shares     Shares*      Shares*                           Shares      Shares*      Shares*
                -------     -------      -------                          -------      -------      -------
1 Year           $685     $693/          $293/                              $586      $693/         $293/
                          $193           $193                                         $193          $193
3 Years          $1,080   $1,013/        $713/                              $885      $916/         $617/
                          $713           $713                                         $616          $617
5 Years          $1,500   $1,460/        $1,260/                            $1,216    $1,285/       $1,088/
                          $1,260         $1,260                                       $1,085        $1,106
10 Years         $2,667   $2,630**/      $2,754/                            $2,152    $2,170**/     $2,390/
                          $2,630**       $2,754                                       $2,170**      $2,390

                           Successor Fund
                  Pro Forma After Reorganization
              -------------------------------------------
                Class T       Class B        Class C
                 Shares       Shares*        Shares*
                -------       -------        -------
1 Year           $586        $693/           $293/
                             $193            $193
3 Years          $885        $916/           $617/
                             $616            $617
5 Years          $1,216      $1,285/         $1,088/
                             $1,085          $1,088
10 Years         $2,152      $2,170**/       $2,406/
                             $2,170**        $2,390

__________

*With redemption/without redemption. For the Portfolio and Successor Fund Class B, this amount reflects the CDSC applicable to Portfolio shares purchased before December 1, 2003.
**Assumes conversion of Class B to Class A at end of the eighth year following the date of initial purchase (the conversion schedule applicable to Class B shares of the Portfolio and to Class B shares of the Successor Fund received in the Reorganization).

          Past Performance. Performance information for the Successor Fund is not presented because the fund has not yet commenced operations. As accounting successor to the Portfolio, the Successor Fund will assume the Portfolio's historical performance after the Reorganization. The bar chart and table below illustrate the risks of investing in the Successor Fund and Portfolio. The bar chart shows the changes in the performance of the Portfolio's Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of the Portfolio's Class A, Class B and Class C shares to those of the S&P 500® Index, a broad-based, unmanaged total return performance benchmark of domestically traded common stocks. These returns for the Portfolio include the Successor Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance of each share Class will vary from the performance of the other share Classes because of differences in charges and expenses.

          After-tax performance is shown only for Class A shares of the Portfolio (and reflects the Successor Fund's Class T maximum sales load). After-tax performance of the other share Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Class A Shares
Year-by-year total returns as of 12/31 each year (%)

                                                         +33.64     +26.30      -13.80      +2.93       -10.26
------------ ---------- --------- ---------- ---------- --------- ------------ ---------- ----------- -----------
    '93         '94       '95        '96        '97       '98         '99         '00        '01         '02

Best Quarter:                 Q4 '98             +32.75%
Worst Quarter:                Q3 '02             -13.10%

The year-to-date total return for the Class A shares of the Portfolio as of 9/30/03 was 12.92%.

Portfolio
Average annual total returns as of 12/31/02

Share Class/Inception Date        1 Year          5 Years       Since Inception
----------------------------- --------------- ----------------- ----------------
Class A (12/29/97)
returns before taxes             -14.30%           5.12%             5.11%

Class A
returns after taxes on
distributions                    -14.30%           5.10%             5.09%

Class A
returns after taxes on
distributions and sale of
fund shares                       -8.78%           4.16%             4.16%

Class B (12/29/97)
returns before taxes             -14.28%           5.21%             5.36%

Class C (12/29/97)
returns before taxes             -11.54%           5.54%             5.54%

S&P 500(R)Index
reflects no deduction for
fees, expenses or taxes          -22.10%           -0.59%           -0.59%

__________

Prior to August 1, 2002, the Portfolio was known as the Focus List Portfolio and employed a different principal investment strategy that selected securities from a universe of U.S. and foreign stocks rated "Buy" or "Attractive" by BSAM's Equity Research Department. Historical performance for periods before such date reflects this strategy.

          Investment Advisers. The investment adviser for the Successor Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus managed approximately $168 billion in approximately 200 mutual fund portfolios as of October 31, 2003. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $3.2 trillion of assets under management, administration or custody, including approximately $625 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

           Dreyfus will engage BSAM, located at 383 Madison Avenue, New York, New York 10179, to provide day-to-day management of the Successor Fund's investments. BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., was established in 1985. The Bear Stearns Companies Inc. is a holding company that, through its subsidiaries (including its principal subsidiary, Bear, Stearns & Co. Inc.), is a leading United States investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and provides investment advisory and administrative services to open-end investment funds and other managed accounts with aggregate assets at October 31, 2003 of approximately $22.1 billion.

           Portfolio Manager. James P. O'Shaughnessy, the primary portfolio manager of the Portfolio, will be the primary portfolio manager of the Successor Fund. Mr. O'Shaughnessy serves as Senior Managing Director and Director--Systematic Equity Investments at BSAM. Before joining BSAM in 2001, he served as Chairman and CEO of Netfolio Inc. (formerly known as O'Shaughnessy Capital Management) from 1988 to 2001. Mr. O'Shaughnessy has authored three best- selling books: How to Retire Rich, What Works on Wall Street and Invest Like the Best.

          Board Members. The Board members for the Portfolio and the Successor Fund are different. None of the Board members for the Successor Fund is an "interested person" (as defined in the 1940 Act) of the Successor Fund or Portfolio (hereinafter referred to as "Independent Board Members"). The Board for the Successor Fund has standing audit, nominating and compensation committees. The function of the audit committee is to oversee the Successor Fund's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates for election as Independent Board Members for the Successor Fund; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Successor Fund also has a standing pricing committee to assist in valuing the fund's investments. For a description of the Board members for the Successor Fund, see Exhibit B.

          Independent Auditors. The Successor Fund has selected Ernst & Young LLP as its independent auditors. Deloitte & Touche LLP are the Portfolio's independent auditors.

           Capitalization. The Portfolio has classified its shares into four classes--Class A, Class B, Class C and Class Y--and the Successor Fund has classified its shares into five classes--Class A, Class B, Class C, Class R and Class T. The Portfolio's Class A shares will be exchanged for the Successor Fund's Class T shares. No Class Y shares of the Portfolio are outstanding. There will be no exchange for Class A or Class R shares of the Successor Fund. The following table sets forth as of September 30, 2003 (1) the capitalization of each Class of the Portfolio's shares, (2) the capitalization of each Class of the Successor Fund's shares* and (3) the pro forma capitalization of each Class of the Successor Fund's shares,* as adjusted showing the effect of the Reorganization had it occurred on such date.

                                                                                               Pro Forma After
                                                                                                Reorganization
                                               Portfolio             Successor Fund             Successor Fund
                                                Class A                  Class T                   Class T
                                              -----------            --------------            ----------------
  Total net assets                            $63,918,073                 $0                      $63,918,073
  Net asset value per share                   $18.18                      N/A                     $18.18
  Shares outstanding                          3,515,592                   None                    3,515,592

                                                                                               Pro Forma After
                                                                                                Reorganization
                                               Portfolio             Successor Fund             Successor Fund
                                                Class B                  Class B                   Class B
                                              -----------            --------------            ----------------
  Total net assets                            $24,681,273                 $0                      $24,681,273
  Net asset value per share                   $17.68                      N/A                     $17.68
  Shares outstanding                          1,395,696                   None                    1,395,696

                                                                                               Pro Forma After
                                                                                                Reorganization
                                               Portfolio             Successor Fund             Successor Fund
                                                Class C                  Class C                   Class C
                                              -----------            --------------            ----------------
  Total net assets                            $22,995,070                 $0                      $22,995,070
  Net asset value per share                   $17.70                      N/A                     $17.70
  Shares outstanding                          1,298,954                   None                    1,298,954

__________

*     Class T, Class B and Class C only.

          Purchase Procedures. Although the methods available to purchase shares of the Portfolio and the Successor Fund and the automatic investment services they offer are substantially similar, the procedures are different. See "Account Policies – Buying Shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in the Successor Fund's Prospectus and "How to Buy Shares" and "Shareholder Services" in the Successor Fund's Statement of Additional Information for a discussion of purchase procedures for shares of the Successor Fund.

          Distribution Plan. Class A, Class B and Class C shares of the Portfolio and Class T, Class B and Class C shares of the Successor Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the relevant Rule 12b-1 Plan, the Portfolio pays its distributor a fee at an annual rate of 0.25% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class B shares and Class C shares, and the Successor Fund pays its distributor a fee at the annual rate of 0.25% of the average daily net assets of Class T shares and 0.75% of the average daily net assets of Class B shares and Class C shares, to finance the sale and distribution of such shares. Because the Rule 12b-1 Plan fee is paid out of the assets attributable to the relevant Class of shares on an ongoing basis, over time it will increase the cost of your investment in such Class of shares and may cost you more than paying other types of sales charges. See "Distribution Plan and Shareholder Services Plan--Distribution Plan" in the Successor Fund's Statement of Additional Information for a discussion of the Rule 12b-1 Plan adopted for the Successor Fund.

          Shareholder Services Plan. Class A, Class B and Class C shares of the Portfolio and Class T, Class B and Class C shares of the Successor Fund are subject to shareholder services plans pursuant to which the Portfolio and the Successor Fund each pay their respective distributor (or other shareholder service providers) a fee at an annual rate of 0.25% of the average daily net assets of the relevant Class for providing shareholder services. See "Distribution Plan and Shareholder Services Plan—Shareholder Services Plan" in the Successor Fund's Statement of Additional Information for a discussion of the Shareholder Services Plan adopted for the Successor Fund.

          Redemption Procedures. Although the methods available to sell (redeem) shares of the Portfolio and the Successor Fund are substantially similar, the procedures are different. In addition, the Portfolio charges a $7.50 transaction fee for wiring redemption proceeds; the Successor Fund currently does not charge such transaction fees. See "Account Policies—Selling Shares" and "Instructions for Regular Accounts" in the Successor Fund's Prospectus and "How to Redeem Shares" in the Successor Fund's Statement of Additional Information for a discussion of redemption procedures for shares of the Successor Fund.

           Distributions. The dividend and distributions policies of the Portfolio and the Successor Fund are identical. Although it may do so more frequently, the Successor Fund, like the Portfolio, anticipates paying its shareholders any dividends or distributions once a year. The actual amount of dividends paid per share by the Portfolio and the Successor Fund is different.

          Shareholder Services. The shareholder services offered by the Portfolio and the Successor Fund are substantially similar, with additional services available in the Successor Fund. The types of privileges you currently have with respect to your Portfolio account will transfer automatically to your account with the Successor Fund. See "Services for Fund Investors" in the Successor Fund's Prospectus and "Shareholder Services" in the Successor Fund's Statement of Additional Information for a further discussion of the shareholder services offered by the Successor Fund.

REASONS FOR THE REORGANIZATION

          The Board members for the Portfolio and the Successor Fund have concluded that the Reorganization is in the best interests of the Portfolio and the Successor Fund, respectively, and their shareholders. BSAM has informed the Trust's Board that it has entered into a strategic arrangement with Dreyfus with respect to the Portfolio and the other portfolios of the Trust. Pursuant to the arrangement with respect to the Portfolio, BSAM would continue to manage the assets while Dreyfus would be responsible for the overall management of the Successor Fund. BSAM believes, and the Trust's Board concurs, that the proposed Reorganization will be advantageous to the shareholders of the Portfolio for several reasons. First, Portfolio shareholders would enjoy continuity of portfolio management. Because Dreyfus will engage BSAM to act as sub-investment adviser to the Successor Fund, the portfolio management team of the Portfolio will be the same portfolio management team for the Successor Fund. Dreyfus will oversee BSAM in accordance with the terms of their Sub-Investment Advisory Agreement. Second, while BSAM will provide day-to-day management of the Successor Fund's investments, Dreyfus will be responsible for the overall management of the Successor Fund's operations. Shareholders should benefit from Dreyfus' experience and resources in managing investment companies. Founded in 1947, Dreyfus managed approximately 200 investment company portfolios with approximately $168 billion in assets as of October 31, 2003. Third, Dreyfus and its affiliates have greater potential for retaining asset size and increasing the assets of the Successor Fund because of Dreyfus' experience in the distribution of mutual funds through a broader range of distribution channels than currently available to the Portfolio. Over the long-term, if this potential for a larger asset base is realized, it should help manage the Successor Fund's per share operating expenses and increase the portfolio management options available to the fund. Fourth, for at least the next two years the Successor Fund's total annual operating expenses will not be higher than, and may be less than, the Portfolio's historical annual operating expenses. Fifth, the Successor Fund is part of a diverse family of mutual funds, currently with approximately 65 portfolios in the Dreyfus Premier Family of Funds that will be available to Successor Fund shareholders through exchanges. Currently, Portfolio shareholders may exchange into eight other portfolios of the Trust.

          The Board of Trustees for the Successor Fund considered that the Reorganization presents an opportunity for the Successor Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Successor Fund.

          The Boards for the Portfolio and the Successor Fund also considered that each fund's investment adviser, as well as Dreyfus Service Corporation (the Successor Fund's principal distributor), will benefit from the Reorganization. Because the Successor Fund will be the accounting survivor to the Portfolio and will assume the Portfolio's performance record, Dreyfus expects to be able to increase the Successor Fund's assets at a faster rate than would otherwise be possible if it began offering a fund with similar objectives and no historical performance record. Future growth of assets benefits Dreyfus because it can be expected to increase the total amount of fees payable to Dreyfus and reduce the amount of fees and expenses required to be waived or reimbursed to maintain total operating expenses at agreed upon levels. As sub-investment adviser to the Successor Fund, BSAM similarly would benefit from increases in the amount of fees resulting from increased Successor Fund assets. Dreyfus has agreed to pay BSAM a sub-investment advisory fee at the annual rate of 0.25% of the value of the Successor Fund's average daily net assets. In addition, as part of the strategic arrangement with Dreyfus, BSAM will receive other economic benefits if the Reorganization is completed, including receipt of payments from Dreyfus in consideration of BSAM's performance of other obligations under an agreement with Dreyfus.

          In determining whether to recommend approval of the Reorganization, each Board also considered (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (2) the compatibility of the Portfolio's and Successor Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Portfolio and the Successor Fund; (3) the expense ratio and information regarding the fees and expenses of the Portfolio and the estimated expense ratio and information regarding the fees and expenses of the Successor Fund; (4) the tax consequences of the Reorganization; and (5) that the costs to be incurred by the Portfolio and the Successor Fund in connection with the Reorganization would be borne by BSAM and Dreyfus, and not the Portfolio or the Successor Fund.

          For the reasons described above, the Board of Trustees for the Portfolio, including the Independent Trustees, approved the Reorganization. Similarly, the Board of Trustees for the Successor Fund, including the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

          Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the copy of the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Portfolio's shareholders, the Successor Fund will acquire all of the assets of the Portfolio in exchange for Successor Fund Class T, Class B, Class C and Class R shares and the assumption by the Successor Fund of stated liabilities of the Portfolio on May 8, 2004 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Successor Fund shares to be issued to the Portfolio will be determined on the basis of the relative net asset values per share and aggregate net assets attributable to the relevant Class of the Portfolio, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date.

          On or before the Closing Date, the Portfolio will declare a dividend or dividends that, together with all dividends that have been declared previously, will have the effect of distributing to Portfolio shareholders all of the Portfolio's previously undistributed investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income and net capital gain (after reduction for any capital loss carryforwards), if any, earned or realized for all taxable years or periods ending on or before the Closing Date.

          As soon as conveniently practicable after the Closing Date, the Portfolio will liquidate and distribute pro rata to its Class A, Class B and Class C shareholders of record as of the close of business on the Closing Date, Successor Fund Class T, Class B and Class C shares, respectively, received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Successor Fund in the name of each Portfolio shareholder, each account representing the respective pro rata number of Successor Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Portfolio will be terminated as a series of the Trust and cease operations. After the Closing Date, any outstanding certificates representing Portfolio shares will represent Successor Fund shares distributed to the record holders of the Portfolio.

          The Plan may be amended at any time prior to the Reorganization. The Portfolio will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Portfolio and the Successor Fund under the Plan are subject to various conditions, including approval by Portfolio shareholders and the continuing accuracy of various representations and warranties of the Portfolio and the Successor Fund. Consummation of the transactions contemplated by the Plan also is subject to Dreyfus and BSAM satisfying certain obligations pursuant to their agreement. In addition, consummation of the Reorganization is subject to consummation of the reorganization of the Prime Money Market Portfolio, a series of the Trust managed by BSAM, with a newly-formed money market fund managed by Dreyfus.

          The total expenses of the Reorganization are expected to be approximately $136,000, which will be borne by BSAM and Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and BSAM and Dreyfus may pay persons holding Portfolio shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Portfolio may retain an outside firm to solicit proxies on behalf of the Trust's Board. The cost of any such outside firm solicitation, which will be paid by BSAM and Dreyfus, is estimated to be approximately $12,500.

          By approving the Reorganization, Portfolio shareholders are also, in effect, agreeing to the Successor Fund's investment advisory and distribution arrangements, Board composition, and independent auditors. If the Reorganization is not approved by Portfolio shareholders, the Trust's Board has directed that the Portfolio be liquidated, and shareholders will be given an opportunity prior to the liquidation to exchange their shares at net asset value for shares of a corresponding Class of a fund in the Dreyfus Premier Family of Funds. Any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) received in the exchange will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Portfolio and such Class B shares will be subject to the same conversion schedule as Class B shares of the Portfolio (in each case, calculated from the date of original purchase of such Portfolio shares).

          Temporary Suspension of Certain of the Portfolio's Investment Restrictions. Since certain of the Portfolio's existing investment restrictions could preclude the Portfolio from consummating the Reorganization in the manner contemplated in the Plan, Portfolio shareholders are requested to authorize the temporary suspension of any investment restriction of the Portfolio to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of the Portfolio's investment restrictions will not affect the investment restrictions of the Successor Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

          Federal Income Tax Consequences. The exchange of Portfolio assets for Successor Fund shares, and the Successor Fund's assumption of the Portfolio's stated liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Portfolio will receive the opinion of Kramer Levin Naftalis & Frankel LLP, counsel to the Portfolio, and the Successor Fund will receive an opinion of Stroock & Stroock & Lavan LLP, counsel to the Successor Fund, each to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Portfolio's assets to the Successor Fund in exchange solely for Successor Fund shares and the assumption by the Successor Fund of stated liabilities of the Portfolio, followed by the distribution by the Portfolio of the Successor Fund's shares to Portfolio shareholders in complete liquidation of the Portfolio, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Portfolio and the Successor Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Successor Fund upon the receipt of the assets of the Portfolio in exchange solely for Successor Fund shares and the assumption by the Successor Fund of stated liabilities of the Portfolio pursuant to the Reorganization; (3) no gain or loss will be recognized by the Portfolio upon the transfer of its assets to the Successor Fund in exchange solely for Successor Fund shares and the assumption by the Successor Fund of stated liabilities of the Portfolio or upon the distribution (whether actual or constructive) of Successor Fund shares to Portfolio shareholders in exchange for their shares of the Portfolio in liquidation of the Portfolio pursuant to the Reorganization; (4) no gain or loss will be recognized by Portfolio shareholders upon the exchange of Portfolio shares for Successor Fund shares pursuant to the Reorganization; (5) the aggregate tax basis for the Successor Fund shares received by each Portfolio shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Portfolio shares held by such shareholder immediately prior to the Reorganization, and the holding period of Successor Fund shares to be received by each Portfolio shareholder pursuant to the Reorganization will include the period during which the shareholder's Portfolio shares exchanged therefor were held by such shareholder (provided those Portfolio shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Portfolio asset acquired by the Successor Fund will be the same as the tax basis of such asset to the Portfolio immediately prior to the Reorganization, and the holding period of each Portfolio asset in the hands of the Successor Fund will include the period during which such asset was held by the Portfolio.

          The foregoing opinions will state that no opinion will be expressed as to the effect of the Reorganization on the Portfolio or the Successor Fund or any Portfolio shareholder with respect to any Portfolio asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

          Neither the Portfolio nor the Successor Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinions of counsel are not binding on the IRS nor do they preclude the IRS from adopting a contrary position. Portfolio shareholders should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Portfolio shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Required Vote and Board's Recommendation

          The Trust's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Portfolio and its shareholders and (2) the interests of shareholders of the Portfolio will not be diluted as a result of the Reorganization. Pursuant to the Trust's charter documents, an affirmative vote of a majority of the Portfolio's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization. Shareholders are entitled to one vote for each dollar of net asset value standing in the shareholder's name on the books of the Trust.

THE TRUST'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUND AND THE
PORTFOLIO

          Information about the Successor Fund is incorporated by reference into this Prospectus/Proxy Statement from the Successor Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 333-106576). Information about the Portfolio is incorporated by reference into this Prospectus/Proxy Statement from the Portfolio's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-84842).

          The Portfolio and the Successor Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Portfolio and the Successor Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of Portfolio documents can be viewed on-line or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Portfolio shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Portfolio may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

          Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Portfolio or by attending the Meeting and voting in person.

          If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Portfolio shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Portfolio shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

          In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Portfolio shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of thirty percent of the outstanding Portfolio shares entitled to vote at the Meeting.

          As of January 2, 2004, the following were known by the Portfolio to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Class of the Portfolio:

                                                                  Percentage of
                                Name and Address                Outstanding Shares
                                ----------------                ------------------

                                                                 Before and After
                                                                 Reorganization
                                                                 ----------------

Class A   Bear, Stearns & Co. Inc.                                    17.73%
          Cash or Deferred Compensation Plan
          Custodial Trust Company
          Attn: Jonathan Brown
          101 Carnegie Center
          Princeton, NJ 08540-6231

          Charles Schwab & Co. Inc.                                   16.89%
          Special Account for the Benefit of its
          Customers
          Attn: Mutual Funds
          101 Montgomery Street
          San Francisco, CA 94104-4122

          A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

          As of January 2, 2004, Board members and officers for the Portfolio and the Successor Fund, as a group, owned less than 1% of the Portfolio's outstanding shares, respectively. No shares of the Successor Fund were outstanding as of such date.

FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of the Portfolio for the fiscal year ended March 31, 2003 have been incorporated herein by reference in reliance upon the report of Deloitte & Touche LLP, the Portfolio's independent auditors, given on their authority as experts in accounting and auditing.

OTHER MATTERS

          The Trust's Trustees are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Portfolio, in care of PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, whether other persons are the beneficial owners of Portfolio shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Portfolio shares.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

          AGREEMENT AND PLAN OF REORGANIZATION dated as of December 11, 2003 (the "Agreement"), between THE BEAR STEARNS FUNDS (the "Trust"), a Massachusetts business trust, on behalf of ALPHA GROWTH PORTFOLIO (the "Portfolio"), and DREYFUS PREMIER MANAGER FUNDS I (the "Company"), a Massachusetts business trust, on behalf of DREYFUS PREMIER ALPHA GROWTH FUND (the "Successor Fund"). All agreements, representations, actions, obligations and covenants described herein made or to be taken or undertaken by the Portfolio and the Successor Fund are made and shall be taken or undertaken by the Trust on the Portfolio's behalf and by the Company on the Successor Fund's behalf.

          This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g). The reorganization will consist of the transfer of all of the assets of the Portfolio to the Successor Fund in exchange solely for Class T, Class B and Class C shares of beneficial interest, par value $.001 per share, of the Successor Fund (the "Successor Fund Shares"), and the assumption by the Successor Fund of stated liabilities of the Portfolio and the distribution, after the Closing Date hereinafter referred to, of the Successor Fund Shares to the holders of Class A, Class B and Class C shares, as applicable, of the Portfolio in complete liquidation of the Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization"). The parties hereto intend that the Reorganization will qualify as a "reorganization" as defined in Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code").

          WHEREAS, the Portfolio is a series of the Trust, a registered, open-end management investment company, and the Successor Fund is a series of the Company, a registered, open-end management investment company, and all of the assets of the Portfolio are assets of the character in which the Successor Fund is permitted to invest;

          WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Portfolio and the Portfolio's shareholders and that the interests of the Portfolio's existing shareholders will not be diluted as a result of this transaction; and

          WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Successor Fund:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

                      1.     THE REORGANIZATION.

                     1.1      Subject to the requisite approval of the Portfolio's shareholders and the other terms and conditions contained herein, the Portfolio agrees to assign, transfer and convey to the Successor Fund all of the assets of the Portfolio, as set forth in paragraph 1.2, and the Successor Fund agrees in exchange therefor: (a) to deliver to the Portfolio the number of Successor Fund Shares, including fractional Successor Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the liabilities of the Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Successor Fund Shares, the Successor Fund shall credit the Successor Fund Shares to the Portfolio's account on the books of the Successor Fund and shall deliver a confirmation thereof to the Portfolio.

                      1.2      (a) The assets of the Portfolio to be transferred to the Successor Fund shall consist of all assets and property, including, without limitation, all portfolio securities, cash, cash equivalents, commodities and futures interests and dividends and interests receivable, that are owned by the Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Portfolio, on the Closing Date (the "Assets"). The Successor Fund also shall be entitled to receive copies of all books and records that pertain to the Portfolio that the Trust is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder.

                                (b) The Portfolio has provided the Successor Fund with a list of all of the Portfolio's assets, including portfolio securities, as of the date of execution of this Agreement. The Portfolio reserves the right to sell any of these securities but will not, without the prior approval of the Successor Fund, acquire any additional securities other than securities of the type in which the Successor Fund is permitted to invest.

                                (c) The Assets shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Successor Fund's custodian ("Mellon Bank"), for the account of the Successor Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to Mellon Bank for the account of the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash so delivered shall be in the form of immediately available funds payable to the order of Mellon Bank for the account of the Successor Fund.

                     1.3      The Portfolio will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Successor Fund shall assume the liabilities of the Portfolio reflected on an unaudited statement of assets and liabilities of the Portfolio prepared as of the Valuation Date (as defined in paragraph 2.1) (the "Liabilities") in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Successor Fund shall assume only those Liabilities of the Portfolio reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

                      1.4     The Portfolio will pay or cause to be paid to the Successor Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Successor Fund hereunder. The Portfolio will transfer to the Successor Fund any distributions, rights or other assets received by the Portfolio after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets and shall not be separately valued.

                      1.5     As soon after the Closing Date as is conveniently practicable, the Portfolio will distribute pro rata to holders of record of the Portfolio's Class A, Class B and Class C shares, determined as of the close of business on the Closing Date ("Portfolio Shareholders"), Class T, Class B and Class C Successor Fund Shares, respectively, received by the Portfolio pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Portfolio's shares, by the transfer of the applicable Class of Successor Fund Shares then credited to the account of the Portfolio on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Portfolio Shareholders and representing the respective pro rata number of the applicable Class of Successor Fund Shares due such shareholders. All issued and outstanding shares of the Portfolio simultaneously will be canceled on the books of the Portfolio.

                      1.6     Ownership of Successor Fund Shares will be shown on the books of the Successor Fund's transfer agent. Successor Fund Shares will be issued in the manner described in the Successor Fund's then-current prospectus and statement of additional information (collectively, the "Successor Fund's Prospectus"); the Successor Fund, however, will not issue share certificates in the Reorganization.

                      1.7      Any transfer taxes payable upon issuance of the Successor Fund Shares in a name other than the registered holder of the Portfolio shares on the books of the Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Successor Fund Shares are to be issued and transferred.

                      1.8      Any reporting responsibility of the Portfolio, including the responsibility for filing regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Portfolio and Trust.

                      2.      VALUATION.

                      2.1     The value of the Assets shall be the value of such Assets computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Agreement and Declaration of Trust, as amended (the "Company's Charter"), and the Successor Fund's Prospectus, which are and shall be consistent with the policies currently in effect for the Trust and Portfolio.

                     2.2      The net asset value of a Class T, Class B and Class C Successor Fund Share shall be the net asset value per share computed with respect to such Class of shares as of the Valuation Date, using the valuation procedures set forth in the Company's Charter and the Successor Fund's Prospectus, which are and shall be consistent with the policies currently in effect for the Trust and Portfolio.

                     2.3      The number of Class T, Class B and Class C Successor Fund Shares to be issued (including fractional shares, if any) in exchange for the Portfolio's net assets shall be determined by dividing the value of the net assets attributable to Class A, Class B and Class C, respectively, of the Portfolio determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Class T, Class B and Class C Successor Fund Share, respectively, determined in accordance with paragraph 2.2.

                      2.4      Any computations of value of assets shall be made in accordance with the regular practices of The Dreyfus Corporation ("Dreyfus"), as fund accountant for the Successor Fund, and shall be subject to verification by the Portfolio and the respective independent accountants of the prices used in such computations.

                      3.     CLOSING AND CLOSING DATE.

                      3.1      The Closing Date shall be May 8, 2004, or such other date as to which the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at 5:00 p.m. at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as to which the parties may mutually agree.

                      3.2     The Portfolio shall direct Custodial Trust Company, as custodian for the Portfolio (the "Custodian"), to deliver at the Closing a certificate of an authorized officer of the Custodian stating that: (i) the Assets have been delivered in proper form to the Successor Fund within two business days prior to or on the Closing Date and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Portfolio's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to Mellon Bank as custodian for the Successor Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Portfolio as of the Closing Date for the account of the Successor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Portfolio's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Portfolio shall be delivered to Mellon by wire transfer of federal funds on the Closing Date.

                      3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Successor Fund or the Portfolio shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Successor Fund or the Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

                      3.4      The Portfolio shall direct PFPC Inc., as transfer agent for the Portfolio (the "Transfer Agent"), to deliver at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Portfolio Shareholders and the number, share class and percentage ownership of outstanding Portfolio shares owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the Successor Fund Shares to be credited on the Closing Date to the Secretary of the Trust, or provide evidence satisfactory to the Trust that such Successor Fund Shares have been credited to the Portfolio's account on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

                      4.     REPRESENTATIONS AND WARRANTIES.

                      4.1     The Trust, on behalf of the Portfolio, represents and warrants to the Company, on behalf of the Successor Fund, as follows:

                                 (a) The Portfolio is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                                 (b) The Trust is registered under the 1940 Act as an open-end management investment company, and the Portfolio's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                                 (c) The current prospectus and statement of additional information of the Portfolio and each prospectus and statement of additional information of the Portfolio used during the three years previous to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                                 (d) The Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Agreement and Declaration of Trust, as amended (the "Trust's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Portfolio or by which the Portfolio is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust is a party on behalf of the Portfolio or by which the Portfolio is bound.

                                 (e) The Portfolio has no material contracts or other commitments outstanding (other than this Agreement) that will be terminated with liability to the Portfolio on or prior to the Closing Date.

                                 (f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Portfolio of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

                                 (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Portfolio knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                                 (h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Portfolio for the fiscal year ended March 31, 2003 have been audited as of that date by Deloitte & Touche LLP, independent auditors, and are in accordance with generally accepted accounting principles, and such statements and schedule (copies of which have been furnished to the Successor Fund) present fairly, in all material respects, the financial condition of the Portfolio as of such date, and there are no known contingent liabilities of the Portfolio as of such date not disclosed therein.

                                 (i) On the Closing Date, the Trust will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver the Assets free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Successor Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Successor Fund.

                                 (j) Since March 31, 2003, there has not been any material adverse change in the Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Successor Fund.

                                 (k) At the Closing Date, all federal and other tax returns and reports of the Portfolio required by law then to be filed shall have been filed and are correct in all material respects, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                                 (l) The Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, for all taxable years or periods (to the extent applicable) ending on or prior to the Closing Date and will pay the dividend(s) described in paragraph 8.6.

                                 (m) All issued and outstanding shares of the Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust (recognizing that under Massachusetts law, shareholders could under certain circumstances be held personally liable for its obligations) and have been offered and sold in every state and the District of Columbia in compliance with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Portfolio's Transfer Agent, as provided in paragraph 3.4. The Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Portfolio's shares, nor is there outstanding any security convertible into any of the Portfolio's shares.

                                 (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Portfolio's shareholders, and assuming the due authorization, execution and delivery of this Agreement by the Company, this Agreement constitutes the valid and legally binding obligation of the Trust, on behalf of the Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                                 (o) The information to be furnished by the Trust, on behalf of the Portfolio, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                                 (p) The proxy statement of the Portfolio (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5, insofar as it relates to the Portfolio, will, on the effective date of the Registration Statement and on the Closing Date, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (p) shall apply only to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by or on behalf of the Trust or the Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, provided that any failure to comply with these statutes, rules and regulations is a direct result of (x) the provision of misleading or inaccurate information by or on behalf of the Trust or the Portfolio to the Company in connection with the preparation of the Proxy Statement or (y) the failure to provide any necessary and accurate information by the Trust or the Portfolio to the Company in connection with or related to the preparation of the Proxy Statement.

                      4.2      The Company, on behalf of the Successor Fund, represents and warrants to the Trust, on behalf of the Portfolio, as follows:

                                 (a) The Successor Fund is a duly established and designated series of the Company, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                                 (b) The Company is registered under the 1940 Act as an open-end management investment company, and the Successor Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                                 (c) The current prospectus and statement of additional information of the Successor Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                                 (d) The Successor Fund is not, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Successor Fund or by which the Successor Fund is bound or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company is a party on behalf of the Successor Fund or by which the Successor Fund is bound.

                                 (e) The Successor Fund has no material contracts or other commitments outstanding (other than this Agreement) that will be terminated with liability to the Successor Fund on or prior to the Closing Date.

                                 (f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Successor Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act, and the 1940 Act and by state securities law.

                                 (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Successor Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Successor Fund knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                                 (h) The Successor Fund will not have had any assets (other than assets required to meet requirements of Section 14(a) of the 1940 Act) or operations at any time prior to the Closing Date. Upon filing of its first federal income tax return at the completion of its first taxable year, the Successor Fund will elect to be treated as a regulated investment company and until such time will take all steps necessary to ensure qualification as a regulated investment company under the Code.

                                 (i) All issued and outstanding shares of the Successor Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company (recognizing that under Massachusetts law, shareholders could under certain circumstances be held personally liable for its obligations). The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares.

                                 (j) The Successor Fund Shares to be issued and delivered to the Portfolio for the account of Portfolio Shareholders, pursuant to the terms of this Agreement, on the Closing Date will have been duly authorized Successor Fund Shares, and will be fully paid and non-assessable by the Company.

                                 (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Company's Board, and, subject to the approval of the Portfolio's shareholders, and assuming the due authorization, execution and delivery of this Agreement by the Trust, this Agreement constitutes the valid and legally binding obligation of the Successor Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                                 (l) The Registration Statement (only insofar as it relates to the Successor Fund and is based on information furnished by the Successor Fund) will, on the effective date of the Registration Statement, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (l) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Trust or the Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

                      5.     COVENANTS OF THE SUCCESSOR FUND AND THE PORTFOLIO.

                      5.1      The Successor Fund and the Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

                      5.2     The Trust will call a meeting of the Portfolio's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

                      5.3     Subject to the provisions of this Agreement, the Portfolio and the Successor Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                      5.4      As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust shall furnish the Company, in such form as is reasonably satisfactory to the Company, a statement of the current and accumulated earnings and profits of the Portfolio for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Successor Fund under the Code, in each instance indicating the period or periods to which such earnings and profits, carryovers and other items relate or in which they arose, as applicable, which statement will be certified by the Trust's President or its Vice President and Treasurer.

                      5.5     The Trust, on behalf of the Portfolio, will provide the Successor Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement, all to be included in a Registration Statement on Form N-14 of the Company, on behalf of the Successor Fund, and any supplement or amendment thereto (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act, and the 1940 Act in connection with the meeting of the Portfolio's shareholders referred to in paragraph 5.2.

                      5.6     The Successor Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                      5.7     The Trust, on behalf of the Portfolio, covenants that the Portfolio is not acquiring the Successor Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

                      5.8     The Trust, on behalf of the Portfolio, will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requests concerning the beneficial ownership of Portfolio shares.

                      5.9     As soon as is reasonably practicable after the Closing, the Portfolio will make a liquidating distribution to Portfolio Shareholders consisting of the Successor Fund Shares received at the Closing.

                      5.10     The Trust, on behalf of the Portfolio, covenants that it will, from time to time, as and when reasonably requested by the Successor Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Successor Fund may reasonably deem necessary or desirable to vest in and confirm the Successor Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

                      5.11     Each of the Portfolio and the Successor Fund and the Trust and the Company shall use its best efforts to cause the Reorganization to qualify, and will not (either before or after the Closing Date) knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

                      6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND.

                      The obligations of the Successor Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                      6.1      All representations and warranties by the Trust, on behalf of the Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

                      6.2      The Trust shall have delivered to the Company on the Closing Date a statement of the Portfolio's assets and liabilities, together with a list of the Portfolio's portfolio securities showing the federal income tax basis of such securities by lot and the respective holding periods of each such lot of securities, as of the Closing Date, certified by the Trust's Treasurer.

                      6.3      The Trust shall have delivered to the Company on the Closing Date a certificate executed in the Trust's name by its President or Vice President and its Treasurer, in form and substance satisfactory to the Company, to the effect that the representations and warranties made in this Agreement by the Trust, on behalf of the Portfolio, are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request.

                      6.4      The Portfolio and the Trust shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Portfolio or the Trust, as the case may be, on or before the Closing Date.

                      6.5      The Successor Fund shall have received on the Closing Date a favorable opinion of Kramer Levin Naftalis & Frankel LLP, counsel to the Portfolio, in a form satisfactory to the Company, covering the following points:

That (a) the Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Portfolio is a duly established and designated series of the Trust; (b) this Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Portfolio, and, assuming due authorization, execution and delivery of this Agreement by the Company, on behalf of the Successor Fund, is a valid and legally binding obligation of the Trust, on behalf of the Portfolio, enforceable against the Trust, with respect to the Portfolio, in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law); (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Trust's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Portfolio is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Portfolio is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Trust, on behalf of the Portfolio, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Portfolio or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required or that materially and adversely affect the Portfolio's business; and (f) the Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

Such counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or trustees of the Trust. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Company may reasonably request.

                      In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

                      6.6     The Successor Fund shall have received from Deloitte & Touche LLP a consent dated near the effective date of the Registration Statement in form and substance satisfactory to the Successor Fund, to the effect that they consent to the incorporation by reference of their report relating to the financial statements and financial highlights of the Portfolio in the Registration Statement.

                      6.7      The Portfolio shall have previously provided to the Successor Fund (and at the Closing shall provide an update through the Closing Date of such information) data that supports a calculation of the Portfolio's total return for all periods since the organization of the Portfolio. Such data shall have been prepared in accordance in all material respects with the requirements of the 1940 Act and the regulations thereunder and the rules of the National Association of Securities Dealers, Inc.

                      7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PORTFOLIO.

                      The obligations of the Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Successor Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                      7.1      All representations and warranties by the Company, on behalf of the Successor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

                      7.2      The Company shall have delivered to the Trust on the Closing Date a certificate executed in the Company's name by its President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Trust, to the effect that the representations and warranties made in this Agreement by the Company, on behalf of the Successor Fund, are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.

                      7.3      The Successor Fund and the Company shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Successor Fund or the Company, as the case may be, on or before the Closing Date.

                      7.4      The Portfolio shall have received on the Closing Date a favorable opinion of Stroock & Stroock & Lavan LLP, counsel to the Successor Fund, in a form satisfactory to the Trust, covering the following points:

That (a) the Company is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Successor Fund is a duly established and designated series of the Company; (b) this Agreement has been duly authorized, executed and delivered by the Company, on behalf of the Successor Fund, and, assuming due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Portfolio, is a valid and legally binding obligation of the Company, on behalf of the Successor Fund, enforceable against the Company, with respect to the Successor Fund, in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law); (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Company's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Successor Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Successor Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Company, on behalf of the Successor Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Successor Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required or that materially and adversely affect the Successor Fund's business; and (f) the Company is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

Such counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or trustees of the Company. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Trust may reasonably request.

                      In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PORTFOLIO AND THE SUCCESSOR FUND.

                      If any of the conditions set forth below does not exist on or before the Closing Date with respect to the Portfolio or the Successor Fund, the Trust or the Company, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

                      8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Portfolio in accordance with the provisions of the Trust's Charter and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Successor Fund. Notwithstanding anything in this Agreement to the contrary, neither the Portfolio nor the Successor Fund may waive the conditions set forth in this paragraph 8.1.

                      8.2      On the Closing Date, no action, suit or other proceeding shall be pending or, to either party's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                      8.3      All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Portfolio or the Successor Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Portfolio or the Successor Fund.

                      8.4     The Portfolio and the Successor Fund shall have agreed on the number of full and fractional Class T, Class B and Class C Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

                      8.5      The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                      8.6      The Portfolio shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to Portfolio shareholders all of the Portfolio's investment company taxable income (as defined in Code Section 852) (computed without regard to any deduction for dividends paid) for all taxable years or periods ending on or prior to the Closing Date; the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all such taxable years or periods; and all of its net capital gain (as defined in Section 1222 (11) of the Code) realized in all such taxable years or periods (after reduction for any capital loss carryforwards).

                      8.7     The Trust shall have received an opinion of Kramer Levin Naftalis & Frankel LLP addressed to the Trust, on behalf of the Portfolio, and the Company shall have received an opinion of Stroock & Stroock & Lavan LLP addressed to the Company, on behalf of the Successor Fund, substantially to the effect that, based on certain facts, qualifications, assumptions and representations, and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes: (a) the transfer of all of the Assets to the Successor Fund in exchange solely for the Successor Fund Shares and the assumption by the Successor Fund of the Liabilities, followed by the distribution by the Portfolio of the Successor Fund Shares to the Portfolio Shareholders in complete liquidation of the Portfolio, will qualify as a "reorganization" as defined in Section 368(a)(1)(F) of the Code, and each of the Portfolio and the Successor Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Successor Fund upon the receipt of the Assets in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of the Liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Portfolio upon the transfer of the Assets to the Successor Fund in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of the Liabilities or upon the distribution (whether actual or constructive) of Successor Fund Shares to Portfolio Shareholders in exchange for their shares of the Portfolio in liquidation of the Portfolio pursuant to the Reorganization; (d) no gain or loss will be recognized by Portfolio Shareholders upon the exchange of their Portfolio shares for the Successor Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Successor Fund Shares received by each Portfolio Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Portfolio shares held by such Portfolio Shareholder immediately prior to the Reorganization, and the holding period of the Successor Fund Shares received by each Portfolio Shareholder pursuant to the Reorganization will include the period during which the Portfolio shares exchanged therefor were held by such Portfolio Shareholder (provided the Portfolio shares were held as capital assets on the date of the exchange); and (f) the tax basis of each Asset acquired by the Successor Fund pursuant to the Reorganization will be the same as the tax basis of that Asset to the Portfolio immediately prior to the Reorganization, and the holding period of each Asset in the hands of the Successor Fund will include the period during which such Asset was held by the Portfolio. In rendering its opinion, Kramer Levin Naftalis & Frankel LLP and Stroock & Stroock & Lavan LLP each may rely upon such certificates as they shall request of the Company on behalf of the Successor Fund, the Trust on behalf of the Portfolio, Dreyfus and Bear Stearns Asset Management Inc. ("BSAM"). Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Portfolio may waive the condition set forth in this paragraph 8.7.

                      In rendering its opinion, each counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

                      No opinions will be expressed as to the effect of the Reorganization on (i) the Portfolio or the Successor Fund with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Portfolio that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

                      8.8     The transactions contemplated by this Agreement shall not be consummated unless the closing conditions set forth in a certain Transaction Agreement between BSAM and Dreyfus dated November 17, 2003 (the "Transaction Agreement") have been satisfied as provided in said agreement.

                      9.     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

                      9.1     The Trust and the Company agree that neither party has made any representation, warranty or covenant not set forth herein and this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.

                      9.2     The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

                      10.     TERMINATION OF AGREEMENT.

                      This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties or by either party (i) if the Closing shall not have occurred on or before May 17, 2004, unless such date is extended by mutual agreement of the parties, (ii) if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith, or (iii) upon termination of the Transaction Agreement. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

                      11.     AMENDMENTS.

                      This Agreement may be amended, modified and supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and the Trust; provided, however, that following the meeting of shareholders of the Portfolio referred to in paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Successor Fund Shares to be issued to the Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                      12.     EXPENSES.

                      12.1     Each of the Trust and the Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

                      12.2     Each party acknowledges that all expenses incurred in connection with the Reorganization will be borne by the Portfolio's and Successor Fund's respective investment adviser pursuant to the Transaction Agreement.

                      13.     NOTICES.

                      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

If to the Trust,

The Bear Stearns Funds
383 Madison Avenue
New York, New York 10179
Attn: Stephen A. Bornstein
Telephone: 212-272-2553
Fax: 212-272-3107

If to the Company,

Dreyfus Premier Manager Funds I
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
Attn: Jeff Prusnofsky
Telephone: 212-922-6000
Fax: 212-922-6880

                      14.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY.

                      14.1     The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                      14.2     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                      14.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust and the Company shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

                      14.4     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                      14.5     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Trust or the Company personally, but shall bind only the property of the Portfolio or the Successor Fund, as the case may be, as provided in the Trust's or Company's Charter; a copy of each such Charter is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal offices of the relevant fund. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Portfolio or the Successor Fund, as the case may be.

           IN WITNESS WHEREOF, the Trust and the Company each have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

THE BEAR STEARNS FUNDS, on behalf of Alpha Growth Portfolio By: /s/ Barry Sommers Barry Sommers, President

ATTEST: /s/ Stephen A. Bornstein
                 Stephen A. Bornstein,
                 Secretary

DREYFUS PREMIER MANAGER FUNDS I, on behalf of Dreyfus Premier Alpha Growth Fund By: /s/ Stephen E. Canter Stephen E. Canter, President

ATTEST: /s/ Jeff Prusnofsky
                 Jeff Prusnofsky,
                 Secretary

EXHIBIT B

DESCRIPTION OF BOARD MEMBERS FOR THE SUCCESSOR FUND

Name (Age)                          Principal Occupation
Position with Company               During Past 5 Years            Other Board Memberships and Affiliations*
---------------------               --------------------           -----------------------------------------
Joseph S. DiMartino (60)            Corporate Director and         The Muscular Dystrophy Association, Director
Chairman of the Board               Trustee                        Levcor International, Inc., an apparel fabric
                                                                      processor, Director
                                                                   Century Business Services, Inc., a provider of
                                                                      outsourcing functions for small and medium
                                                                      size companies, Director
                                                                   The Newark Group, a provider of a national market
                                                                      of paper recovery facilities, paperboard mills
                                                                      and paperboard converting plants, Director

David P. Feldman (63)               Corporate Director and         BBH Mutual Funds Group (11 funds), Director
Board Member                        Trustee                        The Jeffrey Company, a private investment
                                                                      company, Director
                                                                   QMED, a medical device company, Director

Ehud Houminer (63)                  Professor and                  Avnet Inc., an electronics distributor, Director
Board Member                          Executive-in-Residence at    International Advisory Board to the MBA Program
                                      the Columbia Business          School of Management, Ben Gurion University,
                                      School, Columbia               Chairman
                                      University;                  Explore Charter School, Brooklyn, NY, Chairman
                                    Principal of Lear, Yavitz
                                      and Associates, a
                                      management consulting firm
                                      from 1996 to 2001

Gloria Messinger (73)               Arbitrator for American        Yale Law School Fund, Director
Board Member                          Arbitration Association      Theater for a New Audience, Inc., Director
                                      and National Association     New York Women's Agenda Music Performance Trust
                                      of Securities Dealers,         Fund, Director
                                      Inc.;                        Brooklyn Philharmonic, Director
                                    Consultant in Intellectual
                                      Property

T. John Szarkowski (77)             Consultant in Photography      Photography Department at The Museum of Modern
Board Member                                                       Art, Director Emeritus

Anne Wexler (73)                    Chairman of the Wexler         Wilshire Mutual Funds (5 funds), Director
Board Member                          Group, consultants           Methanex Corporation, a methanol production
                                      specializing in government     company, Director
                                      relations and public         Member of the Council of Foreign Relations
                                      affairs                      Member of the National Park Foundation

_____________________________

*   Each Board member also is a Board member of other mutual funds in the Dreyfus Fund Complex.

THE BEAR STEARNS FUNDS

ALPHA GROWTH PORTFOLIO

          The undersigned shareholder of the Alpha Growth Portfolio (the "Portfolio"), a series of The Bear Stearns Funds (the "Trust"), hereby appoints Stephen A. Bornstein, Frank Maresca and Vincent L. Pereira, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Portfolio standing in the name of the undersigned at the close of business on January 2, 2004, at a Special Meeting of Shareholders to be held at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, 13th Floor, Conference Room S, at 2:30 p.m., on Thursday, March 11, 2004, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Portfolio to Dreyfus Premier Alpha Growth Fund (the "Successor Fund"), in exchange for the Successor Fund's Class T, Class B and Class C shares having an aggregate net asset value equal to the value of the Portfolio's net assets and the assumption by the Successor Fund of stated liabilities of the Portfolio (the "Reorganization"). Class T, Class B and Class C shares of the Successor Fund received in the Reorganization will be distributed by the Portfolio to its Class A, Class B and Class C shareholders, respectively, in liquidation of the Portfolio, after which the Portfolio will cease operations.

FOR |_|	AGAINST |_|	ABSTAIN |_|

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: ___________________ _________________________ Signature(s) _________________________ Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

January 16, 2004

Acquisition of the Assets of

ALPHA GROWTH PORTFOLIO
(A series of The Bear Stearns Funds)

383 Madison Avenue
New York, New York 10179

1-800-447-1139

By and in Exchange for Shares of

DREYFUS PREMIER ALPHA GROWTH FUND
(A series of Dreyfus Premier Manager Funds I)

200 Park Avenue
New York, New York 10166

1-800-554-4611

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated January 16, 2004 relating specifically to the proposed transfer of all of the assets of the Alpha Growth Portfolio (the "Portfolio"), a series of The Bear Stearns Funds (the "Trust"), in exchange for Class T, Class B and Class C shares of Dreyfus Premier Alpha Growth Fund (the "Successor Fund"), a series of Dreyfus Premier Manager Funds I, and the assumption by the Successor Fund of stated liabilities of the Portfolio. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

          1. The Portfolio's Annual Report for the fiscal year ended March 31, 2003.

          2. The Portfolio's Semi-Annual Report for the six-month period ended September 30, 2003.

          3. The Portfolio's Statement of Additional Information dated August 1, 2003, as revised August 8, 2003.

          4. The Successor Fund's Statement of Additional Information dated December 9, 2003.

          The Prospectus/Proxy Statement dated January 16, 2004 may be obtained by writing to the Portfolio at PFPC Inc., P.O. Box 9803, Providence, Rhode Island 02940-8030, or the Successor Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

          The Portfolio's Statement of Additional Information dated August 1, 2003, as revised August 8, 2003, is incorporated herein by reference to the Trust's Post-Effective Amendment No. 32 to its Registration Statement on Form N-1A, filed July 25, 2003 (File No. 33-84842). The financial statements of the Portfolio are incorporated herein by reference to its Annual Report for its fiscal year ended March 31, 2003, and its Semi-Annual Report dated September 30, 2003.

THE BEAR STEARNS FUNDS

THE INSIDERS SELECT FUND
INTRINSIC VALUE PORTFOLIO

Dear Shareholder:

          As a shareholder of The Insiders Select Fund (the "Select Portfolio") or Intrinsic Value Portfolio (the "Value Portfolio" and together with the Select Portfolio, the "Portfolios") you are being asked to vote on an Agreement and Plan of Reorganization for your Portfolio to allow the Portfolio to transfer all of its assets in a tax-free reorganization to Dreyfus Premier Intrinsic Value Fund (the "Successor Fund"), in exchange for shares of the Successor Fund and the assumption by the Successor Fund of stated liabilities of the Portfolio. If the Agreement and Plan of Reorganization is approved and consummated for your Portfolio in the manner described, you would no longer be a shareholder of the Portfolio, but would become a shareholder of the Successor Fund, which has the same investment objective and similar management policies as the Portfolios. Each Portfolio is a series of The Bear Stearns Funds (the "Trust") and the Successor Fund is a series of Dreyfus Premier Manager Funds I. The reorganization of the Select Portfolio is conditioned upon shareholders of the Value Portfolio approving the reorganization of the Value Portfolio. The reorganization of the Value Portfolio is not conditioned upon shareholders of the Select Portfolio approving the reorganization of the Select Portfolio.

          The Successor Fund was established solely for the purpose of effecting the Value Portfolio's reorganization, and will carry on the business of the Value Portfolio and inherit its performance and financial records.

          Bear Stearns Asset Management Inc. ("BSAM"), each Portfolio's investment adviser, has informed the Trust's Board that it has entered into a strategic arrangement with The Dreyfus Corporation ("Dreyfus"), the Successor Fund's manager, with respect to the Portfolios and the other portfolios of the Trust. Subject to shareholder approval of the reorganization of the Value Portfolio and the transactions described in the enclosed materials, BSAM will provide day-to-day management of the Successor Fund's investments pursuant to the same investment strategy it currently uses for the Value Portfolio, as sub-investment adviser to the Successor Fund, and Dreyfus or its affiliates will assist in all other operations of the Successor Fund, including the distribution of Successor Fund shares and provision of transfer agency and custody services. As a shareholder of the Successor Fund, you would have access to the additional investment options and shareholder services offered by the Dreyfus Premier Family of Funds, while pursuing the same investment goal you currently pursue as a shareholder of the respective Portfolio. The reorganization of the Select Portfolio is contingent upon the approval of the reorganization of the Value Portfolio, a larger fund with a lower expense ratio and better performance history than the Select Portfolio.

          After careful review, the Trust's Board of Trustees has unanimously approved each Portfolio's proposed reorganization. The Trustees believe that the proposals set forth in the notice of meeting for the Portfolios are important and recommend that you read the enclosed materials carefully and then vote for the proposal for your Portfolio.

          Remember, your vote is extremely important, no matter how large or small your Portfolio holdings. If you own shares of each Portfolio on the record date for the meeting, please note that each Portfolio has a separate proxy card. You should vote one for each Portfolio. To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

           Further information about the transaction is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call Mutual Fund Investor Connect,™ a professional solicitation group engaged by BSAM, at 1-800-249-7115.

Sincerely, Barry Sommers President

January 16, 2004

TRANSFER OF THE ASSETS OF
THE INSIDERS SELECT FUND
AND TRANSFER OF THE ASSETS OF THE INTRINSIC VALUE PORTFOLIO TO
AND IN EXCHANGE FOR SHARES OF DREYFUS PREMIER INTRINSIC VALUE
FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Combined Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about each proposed reorganization.

WHAT WILL HAPPEN TO MY INSIDERS SELECT FUND OR INTRINSIC VALUE PORTFOLIO INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier Intrinsic Value Fund (the "Successor Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about May 8, 2004 (the "Closing Date") and will no longer be a shareholder of the Portfolio. The Portfolio will then cease operations. If you are a shareholder of the Value Portfolio, you will receive the same number of Class T, Class B, Class C or Class R shares of the Successor Fund as the number of Class A, Class B, Class C or Class Y shares of the Value Portfolio you held and with a value equal to the value of your investment in the Value Portfolio as of the Closing Date. If you are a shareholder of the Select Portfolio, you will receive Class T, Class B, Class C or Class R shares of the Successor Fund corresponding to your Class A, Class B, Class C or Class Y shares of the Select Portfolio with a value equal to the value of your investment in the Select Portfolio as of the Closing Date. If you are a shareholder of the Select Portfolio and not the Value Portfolio, you will become a shareholder of the Successor Fund only if shareholders of the Select Portfolio and Value Portfolio approve the reorganization of the respective Portfolio.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The reorganization of the Value Portfolio will permit Portfolio shareholders to pursue the same investment goals in a fund with substantially similar investment policies and that is part of a larger fund complex--the Dreyfus Family of Funds. The reorganization of the Select Portfolio will permit shareholders of the Select Portfolio, subject to approval of the Value Portfolio reorganization, to pursue the same investment goals in a larger fund with similar investment policies, a lower expense ratio and better performance history and that is part of the Dreyfus Family of Funds. The Dreyfus Family of Funds offers shareholders more investment options and shareholder privileges--consisting of approximately 200 investment portfolios, and includes a wide range of equity, fixed-income, municipal bond and money market funds. Currently, approximately 65 of these portfolios would be available to you as a shareholder of the Successor Fund through exchange privileges. Dreyfus' management experience, together with its significantly larger mutual funds distribution network, should provide the Successor Fund with a greater opportunity to retain asset size and attract additional assets than is currently available to the Portfolio. Over the long-term, if this potential for a larger asset base is realized, it should help manage the Successor Fund's per share operating expenses and increase the ability of the Successor Fund to take advantage of portfolio management options. Other potential benefits are described herein.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Successor Fund and each Portfolio have the same investment objective. In addition, the investment policies, practices and limitations (and the related risks) of the Successor Fund and the Value Portfolio are substantially similar and of the Successor Fund and the Select Portfolio are similar. Each fund normally will invest primarily in equity securities selected using a "value" approach to investing. Bear Stearns Asset Management Inc. ("BSAM"), each Portfolio's investment adviser, will be engaged by Dreyfus to be the Successor Fund's sub-investment adviser. BSAM will provide day-to-day management of the Successor Fund's investments using substantially the same investment approach as it currently uses for the Value Portfolio. For additional information regarding the funds, please refer to the enclosed Combined Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATIONS?

The fund reorganizations will not be taxable events for federal income tax purposes. Shareholders will not realize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Portfolio shares will carry over to the shareholder's Successor Fund shares. Each Portfolio will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to its reorganization, which distribution would be taxable to shareholders.

WILL THE PROPOSED REORGANIZATIONS CHANGE TOTAL FUND EXPENSES?

Dreyfus has agreed to cap the Successor Fund's operating expenses for the two-year period following the reorganization so that the total annual operating expenses of the Successor Fund do not exceed the annual operating expenses of the Value Portfolio, after giving effect to fee waivers and expense reimbursements, as reflected under "Fees and Expenses" in the Value Portfolio's current prospectus. The net operating expenses of the Value Portfolio are, and have historically been, lower than those of the Select Portfolio. Also, the Successor Fund will not charge a $7.50 wire redemption fee, which the Portfolios currently charge for wiring redemption proceeds. Accordingly, during such period, the total operating expenses of the Successor Fund will not be higher than, and may be lower than, the Portfolios' historical operating expenses.

WILL THE PROPOSED REORGANIZATIONS RESULT IN A HIGHER INVESTMENT MANAGEMENT FEE?

Each Portfolio currently pays BSAM an investment advisory fee and pays an affiliate of BSAM an administrative fee. In addition, the Portfolios pay a third party for the provision of certain other administrative and fund accounting services. Under its agreement with Dreyfus, the Successor Fund has agreed to pay Dreyfus a management fee for the provision of investment advisory, administrative and fund accounting services. As a result of the reorganization, the management fee payable to Dreyfus by the Successor Fund will not exceed the aggregate annual rate of fees payable by the Value Portfolio or by the Select Portfolio to BSAM, its affiliate and the third party for the provision of such services as of the Closing Date. Dreyfus, and not the Successor Fund, will pay BSAM for sub-investment advisory services to the Successor Fund.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE SUCCESSOR FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF A PORTFOLIO?

Yes. You will continue to enjoy the same shareholder privileges, with some modifications to certain of the privileges, as described in the enclosed Prospectus for the Successor Fund. As part of a large mutual fund complex, the Successor Fund offers its shareholders more investment options for fund exchanges and additional shareholder privileges. The Successor Fund offers Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder(R), Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, and Dreyfus Auto-Exchange Privilege. You also may purchase and sell shares of the Successor Fund online through the Dreyfus.com website.

WILL I BE CHARGED A SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF MY PORTFOLIO'S REORGANIZATION?

No. No sales charge or CDSC will be imposed at the time of the reorganization. Any subsequent investment in the Successor Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class T shares subject to a CDSC) of the Successor Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Portfolios (calculated from the date of original purchase of Portfolio shares). Class B shares of the Successor Fund received in the reorganization will be subject to the same conversion schedule as Class B shares of the Portfolio. Additional Class B shares of the Successor Fund purchased after the reorganization will be subject to the Successor Fund's CDSC and conversion schedules.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATIONS?

BSAM and Dreyfus, and not the Portfolios or the Successor Fund, will pay the expenses relating to the proposed reorganizations.

HOW DOES THE BOARD OF TRUSTEES FOR THE PORTFOLIOS RECOMMEND I VOTE?

The Board has determined that reorganizing the Select Portfolio and the Value Portfolio into a newly-formed investment company that has the same investment objective and substantially similar investment policies as the Value Portfolio, that is part of the Dreyfus Family of Funds and is sub-advised by BSAM offers potential benefits to shareholders of the Portfolios. These potential benefits include:

•	Continuity of portfolio management, because BSAM will be the sub-investment adviser to the Successor Fund;
•	Dreyfus' experience and resources in managing mutual funds;
•	A greater potential to retain asset size and attract additional assets, which, in the long-term, may help manage per share operating expenses;
•	Dreyfus' commitment to limit the total operating expenses of the Successor Fund for two years after the reorganization; and
•	The exchange privileges and other services offered to shareholders of the Successor Fund.

The Trustees believe the reorganization is in the best interests of each Portfolio and its shareholders. Therefore, the Board of Trustees recommends that you vote FOR your Portfolio's reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Combined Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

THE BEAR STEARNS FUNDS

THE INSIDERS SELECT FUND
INTRINSIC VALUE PORTFOLIO

SPECIAL JOINT MEETING OF SHAREHOLDERS

To the Shareholders:

          A Special Joint Meeting of Shareholders of The Insiders Select Fund (the "Select Portfolio") and the Intrinsic Value Portfolio (the "Value Portfolio" and together with the Select Portfolio, the "Portfolios"), each a series of The Bear Stearns Funds (the "Trust"), will be held at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, 13th Floor, Conference Room S, on Thursday, March 11, 2004, at 1:30 p.m., for the following purposes:

1.	With respect to each Portfolio, to approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Portfolio to Dreyfus Premier Intrinsic Value Fund (the "Successor Fund"), in exchange for the Successor Fund's Class T, Class B, Class C and Class R shares having an aggregate net asset value equal to the value of the Portfolio's net assets and the assumption by the Successor Fund of stated liabilities of the Portfolio (the "Reorganization"). Class T, Class B, Class C and Class R shares of the Successor Fund received in the Reorganization will be distributed by the Portfolio to its Class A, Class B, Class C and Class Y shareholders, respectively, in liquidation of the Portfolio, after which the Portfolio will cease operations (the Reorganization of the Select Portfolio is conditioned upon shareholders of the Value Portfolio approving the Reorganization of the Value Portfolio); and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on January 2, 2004 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees Stephen A. Bornstein Secretary

New York, New York
January 16, 2004

WE NEED YOUR PROXY VOTE

          A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF A PORTFOLIO WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE PORTFOLIO WITHOUT A QUORUM WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE PORTFOLIO TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer Of The Assets Of

THE INSIDERS SELECT FUND
(A Series of The Bear Stearns Funds)

And Of The Assets Of

INTRINSIC VALUE PORTFOLIO
(A Series of The Bear Stearns Funds)

To And In Exchange For Shares Of

DREYFUS PREMIER INTRINSIC VALUE FUND
(A Series of Dreyfus Premier Manager Funds I)

COMBINED PROSPECTUS/PROXY STATEMENT
January 16, 2004

Special Joint Meeting of Shareholders
to be held on Thursday, March 11, 2004

          This Combined Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of The Bear Stearns Funds (the "Trust") on behalf of The Insiders Select Fund (the "Select Portfolio") and the Intrinsic Value Portfolio (the "Value Portfolio" and together with the Select Portfolio, the "Portfolios") to be used at the Special Joint Meeting of Shareholders of the Portfolios (the "Meeting") to be held on Thursday, March 11, 2004, at 1:30 p.m., at Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, 13th Floor, Conference Room S, for the purposes set forth in the accompanying Notice of Special Joint Meeting of Shareholders. Shareholders of record at the close of business on January 2, 2004 are entitled to receive notice of and to vote at the Meeting.

          As more fully described in this Combined Prospectus/Proxy Statement, it is proposed that each Portfolio transfer all of its assets to Dreyfus Premier Intrinsic Value Fund (the "Successor Fund"), in exchange for the Successor Fund's shares and the assumption by the Successor Fund of stated liabilities of the Portfolio (each, a "Reorganization"). Specifically, shareholders of the Value Portfolio are being asked to approve the transfer of all of the Value Portfolio's assets in a tax-free reorganization to the Successor Fund in exchange for shares of the Successor Fund. Concurrently, shareholders of the Select Portfolio are being asked to approve the transfer of all of the Select Portfolio's assets in a tax-free reorganization to the Successor Fund in exchange for shares of the Successor Fund. The Reorganization of the Select Portfolio is conditioned upon shareholders of the Value Portfolio approving the Reorganization of the Value Portfolio. Upon consummation of the Reorganization, the Successor Fund shares received by the Portfolio will be distributed to Portfolio shareholders, with each shareholder receiving a pro rata distribution of Successor Fund shares (or fractions thereof) for Portfolio shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Portfolio shares a number of Class T shares, Class B shares, Class C shares or Class R shares (or fractions thereof) of the Successor Fund equal in value to the aggregate net asset value of the shareholder's Class A, Class B, Class C or Class Y Portfolio shares, respectively, as of the date of the Reorganization.

           This Combined Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Successor Fund that Portfolio shareholders should know before voting on the proposal or investing in the Successor Fund.

           A Statement of Additional Information ("SAI") dated January 16, 2004, relating to this Combined Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Combined Prospectus/Proxy Statement by reference, and other information regarding the Successor Fund and the Portfolios. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Successor Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Successor Fund and the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Successor Fund, as in the Portfolios, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Successor Fund's shares or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

          The Portfolios and the Successor Fund are open-end management investment companies. The Successor Fund has not yet commenced investment operations and was established solely for the purpose of effecting the Reorganization of the Value Portfolio. The Successor Fund has the same investment objective and substantially similar investment policies and restrictions as the Value Portfolio. It also has the same investment objective and similar investment policies and restrictions as the Select Portfolio. Bear Stearns Asset Management Inc. ("BSAM"), each Portfolio's investment adviser, will be engaged by The Dreyfus Corporation ("Dreyfus"), the Successor Fund's manager, to be the Successor Fund's sub-investment adviser. BSAM will provide day-to-day management of the Successor Fund's investments pursuant to substantially the same investment strategy that it currently uses for the Value Portfolio. If the Reorganization of the Value Portfolio is approved by shareholders, the Successor Fund will carry on the business of the Value Portfolio and will inherit the Value Portfolio's performance and financial records following consummation of the Reorganization. A comparison of the Portfolios and the Successor Fund is set forth in this Combined Prospectus/Proxy Statement.

          The Successor Fund's Prospectus dated December 16, 2003, as revised January 9, 2004, accompanies this Combined Prospectus/Proxy Statement, and is incorporated into this Combined Prospectus/Proxy Statement by reference. For a free copy of either Portfolio's most-recent Prospectus, its Annual Report for the fiscal year ended March 31, 2003 and Semi-Annual Report for the six months ended September 30, 2003, please write to the Portfolio at PFPC Inc., P. O. Box 9830, Providence, Rhode Island 02940-8030 (Attention: The Bear Stearns Funds), or call 1-800-447-1139.

          With respect to each Portfolio, shareholders are entitled to one vote for each dollar of net asset value standing in the shareholder's name. Class A, Class B, Class C and Class Y shareholders will vote together on the relevant proposal. Portfolio shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the relevant proposal.

          As of January 2, 2004, the following numbers of Select Portfolio shares were issued and outstanding:

     Class A Shares          Class B Shares         Class C Shares          Class Y Shares
      Outstanding             Outstanding             Outstanding             Outstanding

       1,114,328               682,968                 421,519                  23,377

          As of January 2, 2004, the following numbers of Value Portfolio shares were issued and outstanding:

     Class A Shares          Class B Shares         Class C Shares          Class Y Shares
      Outstanding             Outstanding             Outstanding             Outstanding

       1,944,011                914,588               1,075,714               1,406,537

           Proxy materials will be mailed to shareholders of record on or about January 28, 2004.

Summary

Reasons for the Reorganizations

Information about the Reorganizations

Additional Information about the Successor Fund and the Portfolios

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization (Value Portfolio)

Exhibit B: Agreement and Plan of Reorganization (Select Portfolio)

Exhibit C: Description of Board Members for the Successor Fund	A-1 B-1 C-1

APPROVAL OF AGREEMENTS AND PLANS OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE PORTFOLIOS TO THE
SUCCESSOR FUND

SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, the Successor Fund's Prospectus, each Portfolio's Prospectus and the Agreements and Plans of Reorganization attached to this Combined Prospectus/Proxy Statement as Exhibits A and B.

          Proposed Transaction. The Trust's Board, including the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolios or Successor Fund ("Independent Trustees"), has unanimously approved an Agreement and Plan of Reorganization (each, a "Plan") for each Portfolio. The Plan for the Value Portfolio provides that, subject to the requisite approval of the Value Portfolio's shareholders, on the date of the Reorganization the Value Portfolio will assign, transfer and convey to the Successor Fund all of the assets of the Value Portfolio, including all securities and cash, in exchange for Class T, Class B, Class C and Class R shares of the Successor Fund having an aggregate net asset value equal to the value of the Value Portfolio's net assets, and the Successor Fund will assume stated liabilities of the Value Portfolio. The Plan for the Select Portfolio provides that, subject to the requisite approval of the Select Portfolio's shareholders and approval of the Value Portfolio's shareholders of the Value Portfolio's Reorganization, on the date of the Reorganization the Select Portfolio will assign, transfer and convey to the Successor Fund all of the assets of the Select Portfolio, including all securities and cash, in exchange for Class T, Class B, Class C and Class R shares of the Successor Fund having an aggregate net asset value equal to the value of the Select Portfolio's net assets, and the Successor Fund will assume certain identified liabilities of the Select Portfolio. Each Portfolio will distribute all Successor Fund shares received by it among its shareholders so that each Class A, Class B, Class C and Class Y Portfolio shareholder will receive a pro rata distribution of Successor Fund Class T, Class B, Class C and Class R shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Portfolio shares as of the date of the Reorganization. Thereafter, each Portfolio will be terminated as a series of the Trust and cease operations.

          As a result of the Reorganizations, if you are a shareholder of the Value Portfolio, or of the Select Portfolio, and shareholders of the Select Portfolio approve the Reorganization of the Select Portfolio, and shareholders of the Value Portfolio approve the Reorganization of the Value Portfolio, you would no longer be a shareholder of the Portfolio, but would become a shareholder of the Successor Fund as of the close of business on the date of the Reorganization. The Successor Fund has the same investment objective as each Portfolio and substantially similar management policies as the Value Portfolio and similar management policies as the Select Portfolio. No sales charge or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganizations. Any subsequent redemption of Class B or Class C shares (or Class T shares subject to a CDSC) of the Successor Fund received in exchange for Portfolio shares as a result of the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Portfolio and would be calculated from the date of original purchase of such Portfolio shares. Any investment in the Successor Fund after the Reorganization will be subject to any applicable sales charges of the Successor Fund.

          With respect to each Portfolio, the Trust's Board has unanimously concluded that the Portfolio's participation in the Reorganization would be in the best interests of the Portfolio and its shareholders and the interests of the Portfolio's existing shareholders would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganizations."

          Tax Consequences. As a condition to the closing of each Reorganization, the relevant Portfolio and the Successor Fund each will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Portfolio, the Portfolio's shareholders, or the Successor Fund as a result of the Reorganization. Tax attributes of the Portfolio will carry over to the Successor Fund; however, the ability of the Successor Fund to utilize capital loss carryforwards of the Select Portfolio will be subject to limitations. See "Information about the Reorganizations—Federal Income Tax Consequences."

          Comparison of the Portfolios and the Successor Fund. The following discussion is primarily a summary of certain parts of each Portfolio's Prospectus and the Successor Fund's Prospectus. Information contained in this Combined Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Portfolios and the Successor Fund have identical investment goals. The Successor Fund has substantially similar investment approaches as the Value Portfolio, which are similar to those of the Select Portfolio. The Portfolios and the Successor Fund each seek capital appreciation. This investment objective is a fundamental policy, which cannot be changed without the approval of a majority of the relevant fund's outstanding voting shares.

          Under normal circumstances, each Portfolio and the Successor Fund will invest primarily in equity securities. The Successor Fund, like the Value Portfolio, normally will invest at least 65% of its total assets in equity securities of companies with market capitalizations, at the time of purchase, of more than $10 billion that the portfolio managers identify as value securities. Within this 65% category, the Successor Fund, like the Value Portfolio, may invest up to 10% of its total assets in equity securities of foreign issuers in the form of U.S. dollar-denominated American Depositary Receipts ("ADRs") that are listed on U.S. exchanges. The Select Portfolio normally invests primarily in equity securities of U.S. issuers, without regard to market capitalization, that the portfolio managers believe provide opportunities for capital appreciation. Whereas the Successor Fund and Value Portfolio may invest up to 10% of their respective total assets in securities of foreign issuers, the Select Portfolio may not invest in the securities of foreign issuers.

          The equity securities in which each fund may invest include common stocks, preferred stocks, convertible securities and, with respect to Value Portfolio and Successor Fund only, ADRs. The convertible securities and preferred stocks in which the funds may invest must be rated investment grade by a nationally recognized statistical rating organization at the time of purchase. The Successor Fund, like the Portfolios, normally will invest at least 85% of its total assets in equity securities.

          The portfolio managers for the Successor Fund will use, as they do for the Value Portfolio and Select Portfolio, a "value approach" to investing the Successor Fund's assets. The portfolio managers will look for equity securities that have relatively low price-to-book ratios, low price-to-earnings ratios or lower-than-average price-to-cash-flow ratios and dividend payments. The portfolio managers may consider factors such as a company's earnings growth, dividend payout ratios, return on equity, stock price volatility relative to the market, new management and upcoming corporate restructuring, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.

          With respect to the Select Portfolio only, from the universe of equity securities that pass the value screen, the portfolio managers for the Select Portfolio further consider ownership of and trading in a company's securities by corporate insiders, officers, directors and significant shareholders, as well as a company's corporate finance activities, including stock repurchase programs, dividend policies and new securities issuance. In their analysis of these insider signals, the portfolio managers rely on publicly-available data. However, it is possible that value screening criteria may outweigh insider signals in the portfolio managers' selection of portfolio securities for the Select Portfolio.

          The Successor Fund, like each Portfolio, also may invest up to 15% of its total assets in fixed-income securities.

          Each fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. In addition, the Successor Fund, like the Value Portfolio, may engage in swap transactions. Each fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

          Each Portfolio and the Successor Fund may engage in leverage by borrowing money to purchase securities. Each fund may borrow up to 33-1/3% of the value of its total assets.

          Each Portfolio and the Successor Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of a Portfolio's or the Successor Fund's total assets.

          The Successor Fund, like the Value Portfolio, is diversified, which means that with respect to 75% of the Successor Fund's total assets, it will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of a single issuer. The Select Portfolio is a non-diversified fund, which means that the proportion of the Select Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

          Main Risks. Because each fund has the same investment objective and similar portfolio management, investment policies and restrictions, the principal risks associated with an investment in the Portfolios and the Successor Fund are substantially similar, although they may be described differently in the relevant Prospectus. These risks, as primarily described in the Successor Fund's Prospectus, are discussed below. As a result, the value of your investment in the Successor Fund, as in the Portfolios, will fluctuate, sometimes dramatically, which means you could lose money.

•	Market risk. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Issuer risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•	Value stock risk. Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, a fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

•	Leveraging risk. Each fund may use leverage, such as borrowing money to purchase securities, lending portfolio securities and engaging in forward commitment transactions, which could magnify the fund's gains or losses.

•	Market sector risk. Each fund may overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•	Derivatives risk. Each fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, interest rates, and, with respect to the Successor Fund and Value Portfolio only, foreign currencies), and swaps. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

•	Short sale risk. Each fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

•	Foreign investment risk. (Value Portfolio and Successor Fund only) To the extent the Successor Fund or Value Portfolio invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund's volatility.

•	Smaller company risk. (Select Portfolio only) Midsize companies in which the Select Portfolio may invest carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These stocks may decline in value because the company lacks management experience, operating experience, financial resources and product diversification.

          The Select Portfolio is a non-diversified mutual fund, which means that a relatively high percentage of its assets may be invested in a limited number of issuers. Therefore, the Select Portfolio's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

          Under adverse market conditions, each fund may invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

          Each fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

          Each fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

          The Select Portfolio also is subject to the risk that corporate insiders may trade their company's securities for personal reasons which may not necessarily reflect anticipated price movements.

          The Select Portfolio has agreed to pay BSAM, as the Portfolio's investment adviser, a performance fee based on the Portfolio's performance compared to that of the S&P MidCap 400 Index. As described below, the Select Portfolio could pay the maximum management fee even though both the Portfolio's share price and the index decline.

          Management Fee. The Portfolios and the Successor Fund have different management fee structures. Pursuant to an Amended and Restated Investment Advisory Agreement with BSAM, the Value Portfolio has agreed to pay BSAM a fee for investment advisory services at the annual rate of 0.75% of the value of the Value Portfolio's average daily net assets. Unlike the arrangements between most investment advisers and the funds they manage, the Select Portfolio has agreed to pay BSAM an investment advisory fee that is adjusted monthly based on the Select Portfolio's performance as compared to the S&P MidCap 400 Index. The Select Portfolio has agreed to pay BSAM a basic fee at the annual rate of 1.00% of the value of the Select Portfolio's average daily net assets. Pursuant to the Select Portfolio's performance-based fee, if the Select Portfolio's performance is greater than that of the S&P MidCap 400 Index BSAM earns more, and if it is less than that of the S&P MidCap 400 Index BSAM earns less. This adjustment may increase or decrease the total advisory fee payable to BSAM by an annual rate of up to 0.50% of the value of the Select Portfolio's average daily net assets. The table below shows what the adjustments could be for the Select Portfolio.

  Percentage Point Difference Between
  Designated Class Performance (Net of
 Expenses Including Advisory Fees) and
Percentage Change in the S&P MidCap 400        Performance Adjustment to       Annual Fee Rate
                 Index                            1.00% Basic Fee                as Adjusted
---------------------------------------        -------------------------       ---------------
                           +3.00 or more                +0.50%                         1.50%
       +2.75 or more but less than +3.00                +0.40%                         1.40%
       +2.50 or more but less than +2.75                +0.30%                         1.30%
       +2.25 or more but less than +2.50                +0.20%                         1.20%
       +2.00 or more but less than +2.25                +0.10%                         1.10%
     Less than +2.00 but more than -2.00                 0.00%                         1.00%
       -2.00 or less but more than -2.25                -0.10%                         0.90%
       -2.25 or less but more than -2.50                -0.20%                         0.80%
       -2.50 or less but more than -2.75                -0.30%                         0.70%
       -2.75 or less but more than -3.00                -0.40%                         0.60%
                           -3.00 or less                -0.50%                         0.50%

           Since the adjustment to the basic fee payable by the Select Portfolio is based on the comparative performance of the measuring class shares (i.e., the class bearing the highest rate of total fund operating expenses) against the S&P MidCap 400 Index, the controlling factor is not whether the performance of the measuring class shares is up or down, but whether that performance is up or down more than or less than that of the S&P MidCap 400 Index. In addition, the relative performance of the Select Portfolio's measuring class shares against the S&P MidCap 400 Index is measured only for the relevant performance period, and does not take into account performance over longer or shorter periods of time. For the Select Portfolio's fiscal year ended March 31, 2003, the effective annual rate of the investment advisory fee payable by the Select Portfolio to BSAM as a result of the performance adjustment was 0.51% of the Select Portfolio's average daily net assets.

          In addition to the advisory fees payable by the Portfolios, each Portfolio has agreed to pay Bear Stearns Funds Management Inc. ("BSFM"), an affiliate of BSAM, pursuant to an Administration Agreement, an administration fee at the maximum annual rate of 0.15% of the value of the Portfolio's average daily net assets. BISYS Fund Services Ohio, Inc. ("BISYS") also provides certain administrative services to each Portfolio pursuant to a Fund Accounting and Administrative Services Agreement at the maximum annual rate of 0.035% of the value of the Portfolio's average daily net assets. The administrative fee payable to BSFM varies with the size of the Portfolio's assets, and is charged at an annual rate of 0.15% of Portfolio net assets up to $1 billion, 0.12% of the next $1 billion of such assets, 0.10% of the next $3 billion of such assets and 0.08% of Portfolio net assets above $5 billion. The fee payable to BISYS varies with the size of the Trust's assets, but was chargeable at the maximum rate for the Portfolios' last fiscal year, and subjects the Trust to a minimum annual fee of $1,120,000.

           Pursuant to the Management Agreement with Dreyfus, the Successor Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the Successor Fund's average daily net assets. The services covered in the Portfolios' Advisory Agreement with BSAM, Administration Agreement with BSFM and Fund Accounting and Administrative Services Agreement with BISYS, which result in an aggregate fee payable of 0.935% of the Value Portfolio's and 1.185% (based on the basic fee) of the Select Portfolio's respective average daily net assets, are included in the management fee payable by the Successor Fund to Dreyfus. Thus, as a result of the Reorganization, the management fee payable to Dreyfus by the Successor Fund will not exceed the aggregate annual rate of fees (based on the basic fee with respect to the Select Portfolio) payable by the Portfolios to BSAM, BSFM and BISYS for the provision of investment advisory and administrative services. In addition, Dreyfus has agreed to pay BSAM for sub-investment advisory services to the Successor Fund from the management fee Dreyfus receives from the Successor Fund.

           Sales Charges. The schedules of sales charges imposed at the time of purchase of Class T shares of the Successor Fund are lower than the sales charges imposed at the time of purchase of Class A shares of the Portfolios. The maximum sales charge imposed on the purchase of Class A shares is 5.50% for each Portfolio and for Class T shares of the Successor Fund is 4.50% for investments of less than $50,000. In addition, for purchases of Successor Fund Class T shares in amounts ranging from $50,000 to $499,999, the front-end sales charge is 0.75% less than, and for amounts of $500,000 to $999,999, the front-end sales charge is 0.50% less than, that charged for Portfolio Class A shares of the same amount. Portfolio Class A shares and Successor Fund Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to a 1.00% CDSC. Class T shares of the Successor Fund, like Class A shares of the Portfolios, are subject to a Rule 12b-1 distribution plan fee of 0.25%. The Successor Fund also will offer Class A shares which will be subject to a higher maximum sales charge than the sales charge for Class A shares of the Portfolios, but not to ongoing Rule 12b-1 plan fees. Class A shares of the Successor Fund are not being exchanged as part of the Reorganization. With respect to Class B or Class C shares of the Successor Fund received by shareholders in exchange for Portfolio shares as a result of the Reorganization, the CDSC imposed by the Successor Fund at the time of redemption of such Class B shares and Class C shares is identical to that imposed by the Portfolios. Additional Class B shares of the Successor Fund purchased after the Reorganization will be subject to the Successor Fund's maximum CDSC of 4% and will convert to Class A shares in the sixth year after purchase, instead of 5% and conversion in the eighth year after purchase, respectively, as is the case with Class B shares of the Portfolios purchased before December 1, 2003. Class B shares of the Portfolios purchased on or after December 1, 2003 are subject to the same CDSC and conversion schedules as Class B shares of the Successor Fund.

          No sales charge or CDSC will be imposed at the time of the Reorganization.

           Expenses. The fees and expenses set forth below are as of March 31, 2003, each Portfolio's most recent fiscal year end. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of each Portfolio and the Successor Fund, as adjusted showing the effect of the Reorganization of the Portfolios had each occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Successor Fund for the two-year period after the Reorganization, so that Successor Fund expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the Value Portfolio's net operating expenses listed in the fee table.

Annual Fund Operating Expenses
(expenses paid from fund assets) as a
percentage of average daily net assets:

                                                                                                    Pro Forma After
                                       Select             Value                                     Reorganization
                                     Portfolio          Portfolio          Successor Fund           Successor Fund
                                      Class A             Class A              Class T                  Class T
                                     ---------          ---------          --------------           ---------------
  Management fees                       1.00%1             .75%                .75%2                    .75%2
  Rule 12b-1 fee                         .25%              .25%                .25%                     .25%
  Shareholder
  services fee                           .25%              .25%                 .25%                    .25%
  Other expenses                         .67%              .68%                 .28%3                   .28%3
                                        ----              ----                 ------                  ------

  Total                                 2.17%             1.93%                1.53%                   1.53%

  Fee waiver and/or
  expense reimbursement                 (.52)%            (.43)%               (.03)%                  (.03)%
  Net operating expenses                1.65%             1.50%                1.50%                   1.50%

                                                                                                    Pro Forma After
                                       Select             Value                                     Reorganization
                                     Portfolio          Portfolio          Successor Fund           Successor Fund
                                      Class B             Class B              Class B                  Class B
                                     ---------          ---------          --------------           ---------------
  Management fees                       1.00%1            .75%                 .75%2                     .75%2
  Rule 12b-1 fee                         .75%             .75%                 .75%                      .75%
  Shareholder
    services fee                         .25%             .25%                 .25%                      .25%
  Other expenses                         .67%             .68%                 .35%3                     .35%3
                                        -----            -----                ------                    ------

  Total                                 2.67%            2.43%                 2.10%                    2.10%

  Fee waiver and/or
  expense reimbursement                 (.52)%            (.43)%               (.10)%                    (.10)%
  Net operating expenses                2.15%             2.00%                2.00%                     2.00%

                                                                                                    Pro Forma After
                                       Select             Value                                     Reorganization
                                     Portfolio          Portfolio          Successor Fund           Successor Fund
                                      Class C            Class C              Class C                   Class C
                                     ---------          ---------          --------------           ---------------
  Management fees                       1.00%1             .75%                .75%2                     .75%2
  Rule 12b-1 fee                        .75%               .75%                .75%                       .75%
  Shareholder
    services fee                        .25%               .25%                .25%                       .25%
  Other expenses                        .67%               .68%                .32%3                     .32%3
                                        -----            -----                ------                    ------

  Total                                2.67%              2.43%                2.07%                      2.07%

  Fee waiver and/or
  expense reimbursement                (.52)%             (.43)%               (.07)%                     (.07)%
  Net operating expenses               2.15%              2.00%                2.00%                      2.00%

                                                                                                    Pro Forma After
                                       Select             Value                                     Reorganization
                                     Portfolio          Portfolio          Successor Fund           Successor Fund
                                        Class Y          Class Y           Class R                      Class R
                                     ---------          ---------          --------------           ---------------
  Management fees                      1.00%1              .75%                .75%2                       .75%2
  Rule 12b-1 fee                       None               None                None                        None
  Shareholder
    services fee                       None               None                None                        None
  Other expenses                        .67%              .68%                 .16%3                       .16%3
                                        -----            -----                ------                    ------

  Total                                1.67%             1.43%                 .91%                        .91%

  Fee waiver and/or
    expense reimbursement              (.52)%            (.43)%                N/A                         N/A
  Net operating expenses               1.15%             1.00%                 .91%                       .91%

_________________________________

[1]	The Select Portfolio's basic investment advisory fee is 1.00%, but it may vary from .50% to 1.50% depending on the Select Portfolio's performance compared to that of the S&P MidCap 400 Index.
[2]	Management fees for the Successor Fund, in addition to investment advisory services, cover administrative and internal accounting services, which are included for the Portfolios under "Other expenses." See "Management Fees" above.
[3]	The amounts listed for the Successor Fund's "Other expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than the amounts listed in the table.

Example

            This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example and the first and, for the Successor Fund, second year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the respective expense/waiver reimbursement by BSAM and Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.

                             Select Portfolio                                     Value Portfolio
             ---------------------------------------------------------------------------------------------

             Class A    Class B    Class C    Class Y      Class A     Class B     Class C      Class Y
             Shares     Shares*    Shares*    Shares       Shares      Shares*     Shares*      Shares
             -------    -------    -------    -------      -------     --------    -------      --------

1 Year       $709       $718/       $318/      $117          $694      $703/        $303/        $102
                        $218        $218                               $203         $203

3 Years      $1,144     $1,080/     $780/      $476          $1,083    $1,017/      $717/        $410
                        $780        $780                               $717         $717

5 Years      $1,605     $1,569/     $1,369/    $858          $1,497    $1,457/      $1,257/      $741
                        $1,369      $1,369                             $1,257       $1,257

10 Years     $2,877     $2,843**/   $2,964/   $1,933         $2,647    $2,610**/    $2,734/      $1,676
                        $2,843**    $2,964                             $2,610**     $2,734

                          Successor Fund                       Successor Fund Pro Forma After Reorganization
             ------------------------------------------------------------------------------------------------
             Class T    Class B     Class C    Class R          Class T    Class B     Class C      Class R
             Shares     Shares*     Shares*    Shares           Shares     Shares*     Shares*      Shares
             -------    -------     -------    -------          -------    --------    -------      -------
1 Year        $596      $703/        $303/       $93            $596       $703/        $303/        $93
                        $203         $203                                  $203         $203

3 Years       $906      $938/        $635/       $290           $906       $938/        $635/        $290
                        $638         $635                                  $638         $635

5 Years       $1,241    $1,310/      $1,100/     $504           $1,241     $1,310/      $1,100/      $504
                        $1,110       $1,100                                $1,110       $1,100

10 Years      $2,186    $2,205**/    $2,389/    $1,120          $2,186     $2,205**/    $2,389/      $1,120
                        $2,205**     $2,389                                $2,205**     $2,389

__________________________

*	With redemption/without redemption. For the Portfolios and Successor Fund Class B, this amount reflects the CDSC applicable to Portfolio shares purchased before December 1, 2003.
**	Assumes conversion of Class B to Class A at end of the eighth year following the date of initial purchase (the conversion schedule applicable to Class B shares of the Portfolios and to Class B shares of the Successor Fund received in the Reorganization).

           Past Performance. Performance information for the Successor Fund is not presented because the fund has not yet commenced operations. As accounting successor to the Value Portfolio, the Successor Fund will assume the Value Portfolio's historical performance after the Reorganization. The bar charts and tables below illustrate the risks of investing in the Successor Fund and the Portfolios. The bar charts show the changes in the performance of the respective Portfolio's Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The tables compare the average annual total returns of the respective Portfolio's Class A, Class B, Class C and Class Y shares to those of the S&P 500® Index, a broad-based, unmanaged total return performance benchmark of domestically traded common stocks, and the S&P MidCap 400 Index, a broad based, unmanaged total return performance benchmark of domestically traded common stocks of mid-size companies. These returns for the Portfolios include the Successor Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance of each share Class will vary from the performance of the other share Classes because of differences in charges and expenses.

           After-tax performance is shown only for Class A shares of the Portfolios (and reflects the Successor Fund's Class T maximum sales load). After-tax performance of the other share Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Select Portfolio — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

                                 21.38    29.64      9.29     9.13      17.32    -6.02    -17.78
------------------------------------------------------------------------------------------------
    '93         '94    '95        '96      '97       '98       '99       '00      '01      '02

Best Quarter:              Q4 '98           +16.35%
Worst Quarter:             Q3 '02           -20.73%

The year-to-date total return for the Class A shares of the Select Portfolio as of 9/30/03 was 16.58%.

Select Portfolio
Average annual total returns as of 12/31/02

Share Class/Inception Date        1 Year          5 Years       Since Inception
--------------------------------------------------------------------------------

Class A (6/16/95)
returns before taxes             -22.31%           0.43%             8.29%
                                 -------------------------------------------
Class A
returns after taxes on
distributions                    -22.33%           -0.87%            5.93%
                                 -------------------------------------------

Class A
returns after taxes on
distributions and sale of
fund shares                      -13.67%           0.26%             6.11%
                                 -------------------------------------------

Class B (1/6/98)
returns before taxes             -22.27%            N/A              0.71%
                                 -------------------------------------------

Class C (6/16/95)
returns before taxes             -19.07%           1.06%             8.55%
                                 -------------------------------------------

Class Y (6/20/95)
returns before taxes             -17.14%           2.08%             9.50%
                                 -------------------------------------------

S&P 500(R)Index
reflects no deduction for
fees, expenses or taxes          -22.10%           -0.59%            8.33%*
                                 -------------------------------------------

S&P MidCap 400 Index
reflects no deduction for
fees, expenses or taxes          -14.51%           6.41%            12.35%*
                                 -------------------------------------------

_______________________________

* Reflects the period 6/30/95 through 12/31/02. For the period 1/6/98 through 12/31/02, the average annual total returns for the S&P 500 Index was -0.38%, and the S&P MidCap 400 Index was 6.41%.

Value Portfolio-- Class A Shares
Year-by-year total returns as of 12/31 each year (%)

                               +14.35   +31.07     +15.60    +0.23    +20.95      -1.57   -17.59
------------------------------------------------------------------------------------------------
    '93         '94   '95        '96      '97       '98       '99       '00        '01     '02

Best Quarter:             Q2 '97           +17.59%
Worst Quarter:            Q3 '02           -21.81%

The year-to-date total return for the Class A shares of the Value Portfolio as of 9/30/03 was 16.58%.

Value Portfolio
Average annual total returns as of 12/31/02

                                                                     Since
Share Class/Inception Date        1 Year          5 Years          Inception
-------------------------------------------------------------------------------

Class A (4/4/95)
returns before taxes             -22.13%           1.44%             9.46%
                                 ----------------------------------------------

Class A
returns after taxes on
distributions                    -22.33%           0.16%             7.68%
                                 ----------------------------------------------

Class A
returns after taxes on
distributions and sale of
fund shares                      -13.58%           1.08%             7.44%
                                 ----------------------------------------------

Class B (1/28/98)
returns before taxes             -22.24%            N/A              2.02%
                                 ----------------------------------------------

Class C (4/4/95)
returns before taxes             -18.85%           2.11%             9.71%
                                 ----------------------------------------------

Class Y (9/11/95)
returns before taxes             -17.15%           3.14%             9.17%
                                 ----------------------------------------------

S&P 500(R)Index
reflects no deduction for
fees, expenses or taxes          -22.10%           -0.59%           9.33%*
                                 ----------------------------------------------

S&P MidCap 400 Index
reflects no deduction for
fees, expenses or taxes          -14.51%           6.41%           13.14%*
                                 ----------------------------------------------

_______________________________

* Reflects the period 3/31/95 through 12/31/02. For the periods 9/11/95 through 12/31/02 and 1/28/98 through 12/31/02, the average annual total returns for the S&P 500 Index were 8.01% and -0.81%, respectively, and the S&P MidCap 400 Index were 11.59% and 6.94%, respectively.

           Investment Advisers. The investment adviser for the Successor Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus managed approximately $168 billion in approximately 200 mutual fund portfolios as of October 31, 2003. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $3.2 trillion of assets under management, administration or custody, including approximately $625 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

           Dreyfus will engage BSAM, located at 383 Madison Avenue, New York, New York 10179, to provide day-to-day management of the Successor Fund's investments. BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., was established in 1985. The Bear Stearns Companies Inc. is a holding company that, through its subsidiaries (including its principal subsidiary, Bear, Stearns & Co. Inc.), is a leading United States investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and provides investment advisory and administrative services to open-end investment funds (including the Portfolios) and other managed accounts with aggregate assets at October 31, 2003 of approximately $22.1 billion.

           Portfolio Managers. James G. McCluskey, CFA, the co-primary portfolio manager of the Value Portfolio, will be the co-primary portfolio manager of the Successor Fund. Mr. McCluskey serves as Senior Managing Director and Co-Chief Investment Officer-Equities/Senior Portfolio Manager at BSAM, which he joined in 1997.

           Jeffrey Simon, the co-primary portfolio manager of the Value Portfolio, will be the co-primary portfolio manager of the Successor Fund. Mr. Simon serves as Senior Managing Director and Co-Chief Investment Officer--Equities/Senior Portfolio Manager at BSAM. Before joining BSAM in 1999, he was a Managing Director at MacKay-Shields, where he served as a senior portfolio manager from 1992 to 1999.

           Board Members. The Board members for the Portfolios and the Successor Fund are different. None of the Board members for the Successor Fund is an "interested person" (as defined in the 1940 Act) of the Successor Fund or Portfolios (hereinafter referred to as "Independent Board Members"). The Board for the Successor Fund has standing audit, nominating and compensation committees. The function of the audit committee is to oversee the Successor Fund's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates for election as Independent Board Members for the Successor Fund; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Successor Fund also has a standing pricing committee to assist in valuing the fund's investments. For a description of the Board members for the Successor Fund, see Exhibit C.

           Independent Auditors. The Successor Fund has selected Ernst & Young LLP as its independent auditors. Deloitte & Touche LLP are the Portfolios' independent auditors.

           Capitalization. Each Portfolio has classified its shares into four classes--Class A, Class B, Class C and Class Y--and the Successor Fund has classified its shares into five classes--Class A, Class B, Class C, Class R and Class T. The Portfolios' Class A shares will be exchanged for the Successor Fund's Class T shares and the Portfolios' Class Y shares will be exchanged for the Successor Fund's Class R shares. There will be no exchange of Class A shares of the Successor Fund. The following table sets forth as of September 30, 2003 (1) the capitalization of each Class of the Portfolios' shares, (2) the capitalization of each Class of the Successor Fund's shares* and (3) the pro forma capitalization of each Class of the Successor Fund's shares,* as adjusted showing the effect of the Reorganizations had each occurred on such date.

                                                                                                    Pro Forma After

                                                                                                    Reorganizations
                                     Select Portfolio       Value Portfolio     Successor Fund      Successor Fund
                                          Class A               Class A             Class T             Class T
                                     ------------------      --------------      --------------      ---------------
  Total net assets                       $15,996,168          $34,193,884             $0             $50,190,052
  Net asset value per share              $15.12               $18.35                  N/A            $18.35
  Shares outstanding                     1,057,887            1,863,098               None           2,734,824

                                                                                                    Pro Forma After
                                                                                                    Reorganizations
                                     Select Portfolio       Value Portfolio     Successor Fund      Successor Fund
                                          Class B               Class B             Class B             Class B
                                       ------------------      --------------      --------------      ---------------
  Total net assets                       $9,893,651           $14,989,195             $0             $24,882,846
  Net asset value per share              $14.45               $17.93                  N/A            $17.93
  Shares outstanding                     684,757              836,025                 None           1,387,818

                                                                                                    Pro Forma After
                                                                                                    Reorganizations
                                     Select Portfolio       Value Portfolio      Successor Fund      Successor Fund
                                          Class C               Class C             Class C             Class C
                                     ------------------      --------------      --------------      ---------------
  Total net assets                       $6,239,396           $18,604,308             $0              $24,843,704
  Net asset value per share              $14.44               $18.03                  N/A             $18.03
  Shares outstanding                     432,187              1,031,916               None            1,377,972

                                                                                                    Pro Forma After
                                                                                                    Reorganizations
                                     Select Portfolio       Value Portfolio     Successor Fund      Successor Fund
                                          Class Y               Class Y             Class R             Class R
                                     ------------------      --------------      --------------      ---------------
  Total net assets                       $363,344             $25,370,597             $0             $25,733,941
  Net asset value per share              $15.65               $18.61                  N/A            $18.61
  Shares outstanding                     23,224               1,363,163               None           1,382,687

_________________________

*	Class T, Class B, Class C and Class R only.

           Purchase Procedures. Although the methods available to purchase shares of the Portfolios and the Successor Fund and the automatic investment services they offer are substantially similar, the procedures are different. See "Account Policies - Buying Shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in the Successor Fund's Prospectus and "How to Buy Shares" and "Shareholder Services" in the Successor Fund's Statement of Additional Information for a discussion of purchase procedures for shares of the Successor Fund.

           Distribution Plan. Class A, Class B and Class C shares of each Portfolio and Class T, Class B and Class C shares of the Successor Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the relevant Rule 12b-1 Plan, each Portfolio pays its distributor a fee at an annual rate of 0.25% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class B shares and Class C shares, and the Successor Fund pays its distributor a fee at the annual rate of 0.25% of the average daily net assets of Class T shares and 0.75% of the average daily net assets of Class B shares and Class C shares, to finance the sale and distribution of such shares. There are no Rule 12b-1 Plan fees for Class Y shares of the Portfolios or Class R shares of the Successor Fund. Because the Rule 12b-1 Plan fee is paid out of the assets attributable to the relevant Class of shares on an ongoing basis, over time it will increase the cost of your investment in such Class of shares and may cost you more than paying other types of sales charges. See "Distribution Plan and Shareholder Services Plan--Distribution Plan" in the Successor Fund's Statement of Additional Information for a discussion of the Rule 12b-1 Plan adopted for the Successor Fund.

           Shareholder Services Plan. Class A, Class B and Class C shares of the Portfolios and Class T, Class B and Class C shares of the Successor Fund are subject to shareholder services plans pursuant to which the Portfolios and the Successor Fund each pay their respective distributor (or other shareholder service providers) a fee at an annual rate of 0.25% of the average daily net assets of the relevant Class for providing shareholder services. See "Distribution Plan and Shareholder Services Plan--Shareholder Services Plan" in the Successor Fund's Statement of Additional Information for a discussion of the Shareholder Services Plan adopted for the Successor Fund.

           Redemption Procedures. Although the methods available to sell (redeem) shares of the Portfolios and the Successor Fund are substantially similar, the procedures are different. In addition, each Portfolio charges a $7.50 transaction fee for wiring redemption proceeds; the Successor Fund currently does not charge such transaction fees. See "Account Policies--Selling Shares" and "Instructions for Regular Accounts" in the Successor Fund's Prospectus and "How to Redeem Shares" in the Successor Fund's Statement of Additional Information for a discussion of redemption procedures for shares of the Successor Fund.

           Distributions. The dividend and distributions policies of the Portfolios and the Successor Fund are identical. Although they may do so more frequently, each fund anticipates paying its shareholders any dividends or distributions once a year. The actual amount of dividends paid per share by the Portfolios and the Successor Fund is different.

           Shareholder Services. The shareholder services offered by the Portfolios and the Successor Fund are substantially similar, with additional services available in the Successor Fund. The privileges you currently have with respect to your Portfolio account will transfer automatically to your account with the Successor Fund. See "Services for Fund Investors" in the Successor Fund's Prospectus and "Shareholder Services" in the Successor Fund's Statement of Additional Information for a further discussion of the shareholder services offered by the Successor Fund.

REASONS FOR THE REORGANIZATIONS

           The Board members for the Portfolios and the Successor Fund have concluded that each Reorganization is in the best interests of the relevant Portfolio and the Successor Fund, respectively, and their shareholders. BSAM has informed the Trust's Board that it has entered into a strategic arrangement with Dreyfus with respect to the Portfolios and the other portfolios of the Trust. Pursuant to the arrangement with respect to the Portfolios, BSAM would continue to manage the assets while Dreyfus would be responsible for the overall management of the Successor Fund. BSAM believes, and the Trust's Board concurs, that the proposed Reorganizations will be advantageous to the shareholders of the Portfolios for several reasons. First, Portfolio shareholders would enjoy continuity of portfolio management. Because Dreyfus will engage BSAM to act as sub-investment adviser to the Successor Fund, the portfolio management team of the Portfolios will be the same portfolio management team for the Successor Fund. Dreyfus will oversee BSAM in accordance with the terms of their Sub-Investment Advisory Agreement. Second, while BSAM will provide day-to-day management of the Successor Fund's investments, Dreyfus will be responsible for the overall management of the Successor Fund's operations. Shareholders should benefit from Dreyfus' experience and resources in managing investment companies. Founded in 1947, Dreyfus managed approximately 200 investment company portfolios with approximately $168 billion in assets as of October 31, 2003. Third, Dreyfus and its affiliates have greater potential for retaining asset size and increasing the assets of the Successor Fund because of Dreyfus' experience in the distribution of mutual funds through a broader range of distribution channels than currently available to the Portfolios. Over the long-term, if this potential for a larger asset base is realized, it should help manage the Successor Fund's per share operating expenses and increase the portfolio management options available to the fund. Fourth, for at least the next two years the Successor Fund's total annual operating expenses will not be higher than, and may be less than, each Portfolio's historical annual operating expenses. Fifth, the Successor Fund is part of a diverse family of mutual funds, currently with approximately 65 portfolios in the Dreyfus Premier Family of Funds that will be available to Successor Fund shareholders through exchanges. Currently, Portfolio shareholders may exchange into eight other portfolios of the Trust. As a result of the Reorganization, the Successor Fund will inherit the performance and financial records of the Value Portfolio, a larger fund with a lower expense ratio and better performance history than the Select Portfolio, and Portfolio shareholders will have access to such benefits as shareholders of the Successor Fund.

           The Board of Trustees for the Successor Fund considered that the Reorganization presents an opportunity for the Successor Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Successor Fund.

           The Boards for the Portfolios and the Successor Fund also considered that each fund's investment adviser, as well as Dreyfus Service Corporation (the Successor Fund's principal distributor), will benefit from the Reorganizations. Because the Successor Fund will be the accounting survivor to the Value Portfolio and will assume the Value Portfolio's performance record, Dreyfus expects to be able to increase the Successor Fund's assets at a faster rate than would otherwise be possible if it began offering a fund with similar objectives and no historical performance record. Future growth of assets benefits Dreyfus because it can be expected to increase the total amount of fees payable to Dreyfus and reduce the amount of fees and expenses required to be waived or reimbursed to maintain total operating expenses at agreed upon levels. As sub-investment adviser to the Successor Fund, BSAM similarly would benefit from increases in the amount of fees resulting from increased Successor Fund assets. Dreyfus has agreed to pay BSAM a sub-investment advisory fee at the annual rate of 0.25% of the value of the Successor Fund's average daily net assets. In addition, as part of its strategic arrangement with Dreyfus, BSAM will receive other economic benefits if the Reorganization of the Value Portfolio (or of the Select Portfolio and Value Portfolio) is completed, including receipt of payments from Dreyfus in consideration of BSAM's performance of other obligations under an agreement with Dreyfus.

           In determining whether to recommend approval of the relevant Reorganization, each Board also considered (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (2) the compatibility of the Portfolios' and Successor Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Portfolio and the Successor Fund; (3) the expense ratios and information regarding the fees and expenses of the Portfolios and the estimated expense ratio and information regarding the fees and expenses of the Successor Fund; (4) the tax consequences of the Reorganization; and (5) that the costs to be incurred by the Portfolios and the Successor Fund in connection with the Reorganization would be borne by BSAM and Dreyfus, and not the Portfolios or the Successor Fund.

           For the reasons described above, the Board of Trustees for the Portfolios, including the Independent Trustees, approved the relevant Reorganization. Similarly, the Board of Trustees for the Successor Fund, including the Independent Board Members, approved the Reorganizations.

INFORMATION ABOUT THE REORGANIZATIONS

           Plans of Reorganization. The following summary of each Plan is qualified in its entirety by reference to the copy of the relevant Plan attached to this Combined Prospectus/Proxy Statement as Exhibit A for the Value Portfolio and Exhibit B for the Select Portfolio. The Plan for each Portfolio provides that, subject to the requisite approval of the Portfolio's shareholders, the Successor Fund will acquire all of the assets of the Portfolio in exchange for Successor Fund Class T, Class B, Class C and Class R shares and the assumption by the Successor Fund of stated liabilities of the Portfolio on May 8, 2004 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Successor Fund shares to be issued to the Portfolio will be determined on the basis of the relative net asset values per share and aggregate net assets attributable to the relevant Class of the Portfolio, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. The Plan for the Select Portfolio also provides that consummation of the Select Portfolio's Reorganization is conditioned upon approval of the Plan by shareholders of the Value Portfolio providing for the Reorganization of the Value Portfolio, which would occur immediately before the Reorganization of the Select Portfolio.

           On or before the Closing Date, each Portfolio will declare a dividend or dividends that, together with all dividends that have been declared previously, will have the effect of distributing to Portfolio shareholders all of the Portfolio's previously undistributed investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income and net capital gain (after reduction for any capital loss carryforwards), if any, earned or realized for all taxable years or periods ending on or before the Closing Date.

           As soon as conveniently practicable after the Closing Date, the relevant Portfolio will liquidate and distribute pro rata to its Class A, Class B, Class C and Class Y shareholders of record as of the close of business on the Closing Date, Successor Fund Class T, Class B, Class C and Class R shares, respectively, received by it as a result of the Portfolio's Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Successor Fund in the name of each Portfolio shareholder, each account representing the respective pro rata number of Successor Fund shares due to the shareholder. After such distribution and the winding up of its affairs, each Portfolio will be terminated as a series of the Trust and cease operations. After the Closing Date, any outstanding certificates representing Portfolio shares will represent Successor Fund shares distributed to the record holders of the Portfolio.

           Either Plan may be amended at any time prior to the Reorganization. Each Portfolio will provide its shareholders with information describing any material amendment to a Plan prior to shareholder consideration. The obligations of the Portfolios and the Successor Fund under the respective Plan are subject to various conditions, including approval by Portfolio shareholders and the continuing accuracy of various representations and warranties of the Portfolios and the Successor Fund. Consummation of the transactions contemplated by the Plan also is subject to Dreyfus and BSAM satisfying certain obligations pursuant to their agreement. In addition, consummation of the Reorganization is subject to consummation of the reorganization of the Prime Money Market Portfolio, a series of the Trust managed by BSAM, with a newly-formed money market fund managed by Dreyfus.

           The total expenses of the Reorganizations are expected to be approximately $238,000, which will be borne by BSAM and Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and BSAM and Dreyfus may pay persons holding Portfolio shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Portfolios may retain an outside firm to solicit proxies on behalf of the Trust's Board. The cost of any such outside firm solicitation, which will be paid by BSAM and Dreyfus, is estimated to be approximately $7,600 for the Value Portfolio and $5,300 for the Select Portfolio.

           By approving the relevant Reorganization, Portfolio shareholders are also, in effect, agreeing to the Successor Fund's investment advisory and distribution arrangements, Board composition, and independent auditors. If the Reorganizations are not approved by Portfolio shareholders, or if the Select Portfolio shareholders approve the Reorganization of the Select Portfolio, but Value Portfolio shareholders do not approve the Reorganization of the Value Portfolio, the Trust's Board has directed that the affected Portfolio be liquidated, and shareholders of such Portfolio will be given an opportunity prior to the liquidation to exchange their shares at net asset value for shares of a corresponding Class of a fund in the Dreyfus Premier Family of Funds. Any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) received in the exchange will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Portfolio and such Class B shares will be subject to the same conversion schedule as Class B shares of the Portfolio (in each case, calculated from the date of original purchase of such Portfolio shares).

           Temporary Suspension of Certain of the Portfolios' Investment Restrictions. Since certain of the Portfolios' existing investment restrictions could preclude the Portfolios from consummating the Reorganizations in the manner contemplated in the Plans, Portfolio shareholders are requested to authorize the temporary suspension of any investment restriction of their Portfolio to the extent necessary to permit the consummation of such Reorganization. The temporary suspension of a Portfolio's investment restrictions will not affect the investment restrictions of the Successor Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchanges of Value Portfolio assets and Select Portfolio assets for Successor Fund shares, and the Successor Fund's assumption of each Portfolio's stated liabilities, are each intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). With respect to each Portfolio, as a condition to the closing of the Reorganization of the Portfolio, the Portfolio will receive the opinion of Kramer Levin Naftalis & Frankel LLP, counsel to the Portfolio, and the Successor Fund will receive an opinion of Stroock & Stroock & Lavan LLP, counsel to the Successor Fund, each to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Portfolio's assets to the Successor Fund in exchange solely for Successor Fund shares and the assumption by the Successor Fund of stated liabilities of the Portfolio, followed by the distribution by the Portfolio of the Successor Fund's shares to Portfolio shareholders in complete liquidation of the Portfolio, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Portfolios and the Successor Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Successor Fund upon the receipt of the assets of the Portfolio in exchange solely for Successor Fund shares and the assumption by the Successor Fund of stated liabilities of the Portfolio pursuant to the Reorganization; (3) no gain or loss will be recognized by the Portfolio upon the transfer of its assets to the Successor Fund in exchange solely for Successor Fund shares and the assumption by the Successor Fund of stated liabilities of the Portfolio or upon the distribution (whether actual or constructive) of Successor Fund shares to Portfolio shareholders in exchange for their shares of the Portfolio in liquidation of the Portfolio pursuant to the Reorganization; (4) no gain or loss will be recognized by Portfolio shareholders upon the exchange of Portfolio shares for Successor Fund shares pursuant to the Reorganization; (5) the aggregate tax basis for the Successor Fund shares received by each Portfolio shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Portfolio shares held by such shareholder immediately prior to the Reorganization, and the holding period of Successor Fund shares to be received by each Portfolio shareholder pursuant to the Reorganization will include the period during which the shareholder's Portfolio shares exchanged therefor were held by such shareholder (provided those Portfolio shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Portfolio asset acquired by the Successor Fund will be the same as the tax basis of such asset to the Portfolio immediately prior to the Reorganization, and the holding period of each Portfolio asset in the hands of the Successor Fund will include the period during which such asset was held by the Portfolio.

           The foregoing opinions will state that no opinion will be expressed as to the effect of the Reorganization on each Portfolio or the Successor Fund or any Portfolio shareholder with respect to any Portfolio asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

           Neither the Portfolios nor the Successor Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinions of counsel are not binding on the IRS nor do they preclude the IRS from adopting a contrary position. Portfolio shareholders should consult their tax advisers regarding the effect, if any, of the proposed Reorganizations in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the relevant Reorganization, Portfolio shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the relevant Reorganization.

           As of the Select Portfolio's fiscal year ended March 31, 2003, the Select Portfolio has unused capital loss carryforwards of approximately $1.1 million. If the Reorganization of the Select Portfolio is consummated, the amount of those carryforwards that the Successor Fund can utilize in any one year will be subject to limitations, and any amount that cannot be utilized in any one year may be carried over to a succeeding year subject to the same limitations in such year. If a fund's gains exceed its carryforward limitation, then the fund would distribute to its shareholders a greater amount than if no limitation had been imposed, and the fund would have fewer assets available for investment. Different amounts of the capital loss carryforwards expire in different years. Consequently, as a result of the limitations on the use of capital loss carryforwards, if the Reorganization of the Select Portfolio is consummated, and depending on the amount of the Select Portfolio's gains, some or all of the Select Portfolio's capital loss carryforwards at the time of the Reorganization (which may differ from the number set forth above) may expire unused.

Required Vote and Board's Recommendation

           With respect to each Portfolio, the Trust's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Portfolio and its shareholders and (2) the interests of shareholders of the Portfolio will not be diluted as a result of the Reorganization. Pursuant to the Trust's charter documents, an affirmative vote of a majority of the Portfolio's shares outstanding and entitled to vote is required to approve the relevant Plan and the Reorganization. Shareholders are entitled to one vote for each dollar of net asset value standing in the shareholder's name on the books of the Trust.

THE TRUST'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE REORGANIZATION OF THEIR PORTFOLIO.

ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUND AND THE PORTFOLIOS

           Information about the Successor Fund is incorporated by reference into this Combined Prospectus/Proxy Statement from the Successor Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 333-106576). Information about the Portfolios is incorporated by reference into this Combined Prospectus/Proxy Statement from each Portfolio's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-84842).

           The Portfolios and the Successor Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Portfolios and the Successor Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of Portfolio documents can be viewed on-line or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

           In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Portfolio shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Portfolios may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Combined Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the relevant Portfolio or by attending the Meeting and voting in person.

           If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Portfolio shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Portfolio shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the relevant proposal.

           In the event that a quorum is not present at the Meeting for a Portfolio, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting for a Portfolio, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Portfolio shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted for a Portfolio by the presence in person or by proxy of the holders of thirty percent of the outstanding Portfolio shares entitled to vote at the Meeting.

           As of January 2, 2004, the following were known by the Select Portfolio to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Class of the Select Portfolio:

                                                         Percentage of
             Name and Address                          Outstanding Shares
             ----------------                          ------------------
Select                                           Before               After
Portfolio                                     Reorganization       Reorganization
---------                                     --------------       --------------
Class Y     Bear, Stearns Securities
            Corporation                          23.22%               0.32%
            For the Benefit of 722-90359-15
            1 Metrotech Center North
            Brooklyn, NY 11201-3859

            Bear, Stearns Securities             14.37%               0.20%
            Corporation
            For the Benefit of
            748-51683-19
            1 Metrotech Center North
            Brooklyn, NY 11201-3859

            Bear, Stearns Securities             10.94%               0.15%
            Corporation
            For the Benefit of 051-90166-12
            1 Metrotech Center North
            Brooklyn, NY 11201-3859

            Bear, Stearns Securities              9.07%               0.13%
            Corporation
            For the Benefit of 051-37353
            1 Metrotech Center North
            Brooklyn, NY 11201-3859

            Bear, Stearns Securities              6.58%               0.09%
            Corporation
            For the Benefit of 051-40930-12
            1 Metrotech Center North
            Brooklyn, NY 11201-3859

            Bear, Stearns Securities              6.26%               0.09%
            Corporation
            For the Benefit of 816-99350-15
            1 Metrotech Center North
            Brooklyn, NY 11201-3859

            Bear, Stearns Securities              6.19%               0.09%
            Corporation
            For the Benefit of 051-98404-17
            1 Metrotech Center North
            Brooklyn, NY 11201-3859

           As of January 2, 2004, the following were known by the Value Portfolio to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Class of the Value Portfolio:

                                                       Percentage of
            Name and Address                         Outstanding Shares
            ----------------                         ------------------
Value                                      Before and After           After
Portfolio                                  Reorganization*        Reorganization**
---------                                  ----------------       ----------------
Class A     Charles Schwab & Co. Inc.         17.40%                 11.82%
            Special Account for the
            Benefit of its Customers
            Attention: Mutual Funds
            101 Montgomery Street
            San Francisco, CA 94104-4122

Class Y     Bear, Stearns & Co. Inc.          51.05%                 50.35%
            For the Benefit of its Profit
            Sharing Plan
            Custodial Trust Company
            115 S. Jefferson Road
            Whippany, NJ 07981-1029

            Ted Anastasi                       5.38%                  5.31%
            Trust National Charitable
            Advised Fund
            c/o National Charitable Services
            200 Seaport Boulevard
            Boston, MA 02205

            Bear, Stearns Securities           5.16%                  5.09%
            Corporation
            For the Benefit of 049-41448-19
            1 Metrotech Center North
            Brooklyn, NY 11201-3859

_____________________

*	Does not reflect consummation of Select Portfolio Reorganization.
**	Reflects consummation of Select Portfolio Reorganization.

           A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

           As of January 2, 2004, Board members and officers for the Portfolios and the Successor Fund, as a group, owned less than 1% of each Portfolio's outstanding shares, respectively. No shares of the Successor Fund were outstanding as of such date.

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of the Portfolios for the fiscal year ended March 31, 2003 have been incorporated herein by reference in reliance upon the report of Deloitte & Touche LLP, the Portfolios' independent auditors, given on their authority as experts in accounting and auditing.

OTHER MATTERS

           The Trust's Trustees are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

           Please advise the relevant Portfolio, in care of PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, whether other persons are the beneficial owners of Portfolio shares for which proxies are being solicited from you, and, if so, the number of copies of the Combined Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Portfolio shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

(VALUE PORTFOLIO)

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of December 11, 2003 (the "Agreement"), between THE BEAR STEARNS FUNDS (the "Trust"), a Massachusetts business trust, on behalf of INTRINSIC VALUE PORTFOLIO (the "Portfolio"), and DREYFUS PREMIER MANAGER FUNDS I (the "Company"), a Massachusetts business trust, on behalf of DREYFUS PREMIER INTRINSIC VALUE FUND (the "Successor Fund"). All agreements, representations, actions, obligations and covenants described herein made or to be taken or undertaken by the Portfolio and the Successor Fund are made and shall be taken or undertaken by the Trust on the Portfolio's behalf and by the Company on the Successor Fund's behalf.

           This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g). The reorganization will consist of the transfer of all of the assets of the Portfolio to the Successor Fund in exchange solely for Class T, Class B, Class C and Class R shares of beneficial interest, par value $.001 per share, of the Successor Fund (the "Successor Fund Shares"), and the assumption by the Successor Fund of stated liabilities of the Portfolio and the distribution, after the Closing Date hereinafter referred to, of the Successor Fund Shares to the holders of Class A, Class B, Class C and Class Y shares, as applicable, of the Portfolio in complete liquidation of the Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization"). The parties hereto intend that the Reorganization will qualify as a "reorganization" as defined in Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code").

           WHEREAS, the Portfolio is a series of the Trust, a registered, open-end management investment company, and the Successor Fund is a series of the Company, a registered, open-end management investment company, and all of the assets of the Portfolio are assets of the character in which the Successor Fund is permitted to invest;

           WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Portfolio and the Portfolio's shareholders and that the interests of the Portfolio's existing shareholders will not be diluted as a result of this transaction; and

           WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Successor Fund:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

                      1.     THE REORGANIZATION.

                      1.1     Subject to the requisite approval of the Portfolio's shareholders and the other terms and conditions contained herein, the Portfolio agrees to assign, transfer and convey to the Successor Fund all of the assets of the Portfolio, as set forth in paragraph 1.2, and the Successor Fund agrees in exchange therefor: (a) to deliver to the Portfolio the number of Successor Fund Shares, including fractional Successor Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the liabilities of the Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Successor Fund Shares, the Successor Fund shall credit the Successor Fund Shares to the Portfolio's account on the books of the Successor Fund and shall deliver a confirmation thereof to the Portfolio.

                     1.2      (a) The assets of the Portfolio to be transferred to the Successor Fund shall consist of all assets and property, including, without limitation, all portfolio securities, cash, cash equivalents, commodities and futures interests and dividends and interests receivable, that are owned by the Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Portfolio, on the Closing Date (the "Assets"). The Successor Fund also shall be entitled to receive copies of all books and records that pertain to the Portfolio that the Trust is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder.

                           (b) The Portfolio has provided the Successor Fund with a list of all of the Portfolio's assets, including portfolio securities, as of the date of execution of this Agreement. The Portfolio reserves the right to sell any of these securities but will not, without the prior approval of the Successor Fund, acquire any additional securities other than securities of the type in which the Successor Fund is permitted to invest.

                           (c) The Assets shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Successor Fund's custodian ("Mellon Bank"), for the account of the Successor Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to Mellon Bank for the account of the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash so delivered shall be in the form of immediately available funds payable to the order of Mellon Bank for the account of the Successor Fund.

                      1.3     The Portfolio will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Successor Fund shall assume the liabilities of the Portfolio reflected on an unaudited statement of assets and liabilities of the Portfolio prepared as of the Valuation Date (as defined in paragraph 2.1) (the "Liabilities") in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Successor Fund shall assume only those Liabilities of the Portfolio reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

                      1.4     The Portfolio will pay or cause to be paid to the Successor Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Successor Fund hereunder. The Portfolio will transfer to the Successor Fund any distributions, rights or other assets received by the Portfolio after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets and shall not be separately valued.

                      1.5     As soon after the Closing Date as is conveniently practicable, the Portfolio will distribute pro rata to holders of record of the Portfolio's Class A, Class B, Class C and Class Y shares, determined as of the close of business on the Closing Date ("Portfolio Shareholders"), Class T, Class B, Class C and Class R Successor Fund Shares, respectively, received by the Portfolio pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Portfolio's shares, by the transfer of the applicable Class of Successor Fund Shares then credited to the account of the Portfolio on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Portfolio Shareholders and representing the respective pro rata number of the applicable Class of Successor Fund Shares due such shareholders. All issued and outstanding shares of the Portfolio simultaneously will be canceled on the books of the Portfolio.

                      1.6     Ownership of Successor Fund Shares will be shown on the books of the Successor Fund's transfer agent. Successor Fund Shares will be issued in the manner described in the Successor Fund's then-current prospectus and statement of additional information (collectively, the "Successor Fund's Prospectus"); the Successor Fund, however, will not issue share certificates in the Reorganization.

                      1.7     Any transfer taxes payable upon issuance of the Successor Fund Shares in a name other than the registered holder of the Portfolio shares on the books of the Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Successor Fund Shares are to be issued and transferred.

                      1.8     Any reporting responsibility of the Portfolio, including, the responsibility for filing regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Portfolio and Trust.

                      2.     VALUATION.

                      2.1     The value of the Assets shall be the value of such Assets computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Agreement and Declaration of Trust, as amended (the "Company's Charter"), and the Successor Fund's Prospectus, which are and shall be consistent with the policies currently in effect for the Trust and Portfolio.

                      2.2     The net asset value of a Class T, Class B, Class C and Class R Successor Fund Share shall be the net asset value per share computed with respect to such Class of shares as of the Valuation Date, using the valuation procedures set forth in the Company's Charter and the Successor Fund's Prospectus, which are and shall be consistent with the policies currently in effect for the Trust and Portfolio.

                      2.3     The number of Class T, Class B, Class C and Class R Successor Fund Shares to be issued (including fractional shares, if any) in exchange for the Portfolio's net assets shall be determined by dividing the value of the net assets attributable to Class A, Class B, Class C and Class Y, respectively, of the Portfolio determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Class T, Class B, Class C and Class R Successor Fund Share, respectively, determined in accordance with paragraph 2.2.

                      2.4     Any computations of value of assets shall be made in accordance with the regular practices of The Dreyfus Corporation ("Dreyfus"), as fund accountant for the Successor Fund, and shall be subject to verification by the Portfolio and the respective independent accountants of the prices used in such computations.

                      3.     CLOSING AND CLOSING DATE.

                      3.1     The Closing Date shall be May 8, 2004, or such other date as to which the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at 5:00 p.m. at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as to which the parties may mutually agree.

                      3.2     The Portfolio shall direct Custodial Trust Company, as custodian for the Portfolio (the "Custodian"), to deliver at the Closing a certificate of an authorized officer of the Custodian stating that: (i) the Assets have been delivered in proper form to the Successor Fund within two business days prior to or on the Closing Date and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Portfolio's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to Mellon Bank as custodian for the Successor Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Portfolio as of the Closing Date for the account of the Successor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Portfolio's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Portfolio shall be delivered to Mellon by wire transfer of federal funds on the Closing Date.

                      3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Successor Fund or the Portfolio shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Successor Fund or the Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

                      3.4     The Portfolio shall direct PFPC Inc., as transfer agent for the Portfolio (the "Transfer Agent"), to deliver at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Portfolio Shareholders and the number, share class and percentage ownership of outstanding Portfolio shares owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the Successor Fund Shares to be credited on the Closing Date to the Secretary of the Trust, or provide evidence satisfactory to the Trust that such Successor Fund Shares have been credited to the Portfolio's account on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

                      4.     REPRESENTATIONS AND WARRANTIES.

                      4.1     The Trust, on behalf of the Portfolio, represents and warrants to the Company, on behalf of the Successor Fund, as follows:

                           (a) The Portfolio is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                           (b) The Trust is registered under the 1940 Act as an open-end management investment company, and the Portfolio's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                           (c) The current prospectus and statement of additional information of the Portfolio and each prospectus and statement of additional information of the Portfolio used during the three years previous to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                           (d) The Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Agreement and Declaration of Trust, as amended (the "Trust's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Portfolio or by which the Portfolio is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust is a party on behalf of the Portfolio or by which the Portfolio is bound.

                           (e) The Portfolio has no material contracts or other commitments outstanding (other than this Agreement) that will be terminated with liability to the Portfolio on or prior to the Closing Date.

                           (f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Portfolio of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

                           (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Portfolio knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                           (h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Portfolio for the fiscal year ended March 31, 2003 have been audited as of that date by Deloitte & Touche LLP, independent auditors, and are in accordance with generally accepted accounting principles, and such statements and schedule (copies of which have been furnished to the Successor Fund) present fairly, in all material respects, the financial condition of the Portfolio as of such date, and there are no known contingent liabilities of the Portfolio as of such date not disclosed therein.

                           (i) On the Closing Date, the Trust will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver the Assets free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Successor Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Successor Fund.

                           (j) Since March 31, 2003, there has not been any material adverse change in the Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Successor Fund.

                           (k) At the Closing Date, all federal and other tax returns and reports of the Portfolio required by law then to be filed shall have been filed and are correct in all material respects, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                           (l) The Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, for all taxable years or periods (to the extent applicable) ending on or prior to the Closing Date and will pay the dividend(s) described in paragraph 8.6.

                           (m) All issued and outstanding shares of the Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust (recognizing that under Massachusetts law, shareholders could under certain circumstances be held personally liable for its obligations) and have been offered and sold in every state and the District of Columbia in compliance with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Portfolio's Transfer Agent, as provided in paragraph 3.4. The Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Portfolio's shares, nor is there outstanding any security convertible into any of the Portfolio's shares.

                            (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Portfolio's shareholders, and assuming the due authorization, execution and delivery of this Agreement by the Company, this Agreement constitutes the valid and legally binding obligation of the Trust, on behalf of the Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                           (o) The information to be furnished by the Trust, on behalf of the Portfolio, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                      (p) The proxy statement of the Portfolio (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5, insofar as it relates to the Portfolio, will, on the effective date of the Registration Statement and on the Closing Date, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (p) shall apply only to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by or on behalf of the Trust or the Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, provided that any failure to comply with these statutes, rules and regulations is a direct result of (x) the provision of misleading or inaccurate information by or on behalf of the Trust or the Portfolio to the Company in connection with the preparation of the Proxy Statement or (y) the failure to provide any necessary and accurate information by the Trust or the Portfolio to the Company in connection with or related to the preparation of the Proxy Statement.

                      4.2     The Company, on behalf of the Successor Fund, represents and warrants to the Trust, on behalf of the Portfolio, as follows:

                           (a) The Successor Fund is a duly established and designated series of the Company, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                           (b) The Company is registered under the 1940 Act as an open-end management investment company, and the Successor Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                           (c) The current prospectus and statement of additional information of the Successor Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                           (d) The Successor Fund is not, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Successor Fund or by which the Successor Fund is bound or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company is a party on behalf of the Successor Fund or by which the Successor Fund is bound.

                           (e) The Successor Fund has no material contracts or other commitments outstanding (other than this Agreement) that will be terminated with liability to the Successor Fund on or prior to the Closing Date.

                           (f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Successor Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act, and the 1940 Act and by state securities law.

                           (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Successor Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Successor Fund knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                           (h) The Successor Fund will not have had any assets (other than assets required to meet requirements of Section 14(a) of the 1940 Act) or operations at any time prior to the Closing Date. Upon filing of its first federal income tax return at the completion of its first taxable year, the Successor Fund will elect to be treated as a regulated investment company and until such time will take all steps necessary to ensure qualification as a regulated investment company under the Code.

                           (i) All issued and outstanding shares of the Successor Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company (recognizing that under Massachusetts law, shareholders could under certain circumstances be held personally liable for its obligations). The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares.

                           (j) The Successor Fund Shares to be issued and delivered to the Portfolio for the account of Portfolio Shareholders, pursuant to the terms of this Agreement, on the Closing Date will have been duly authorized Successor Fund Shares, and will be fully paid and non-assessable by the Company.

                           (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Company's Board, and, subject to the approval of the Portfolio's shareholders, and assuming the due authorization, execution and delivery of this Agreement by the Trust, this Agreement constitutes the valid and legally binding obligation of the Successor Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                           (l) The Registration Statement (only insofar as it relates to the Successor Fund and is based on information furnished by the Successor Fund) will, on the effective date of the Registration Statement, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (l) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Trust or the Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

                      5.     COVENANTS OF THE SUCCESSOR FUND AND THE PORTFOLIO.

                      5.1     The Successor Fund and the Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

                      5.2     The Trust will call a meeting of the Portfolio's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

                      5.3     Subject to the provisions of this Agreement, the Portfolio and the Successor Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                      5.4     As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust shall furnish the Company, in such form as is reasonably satisfactory to the Company, a statement of the current and accumulated earnings and profits of the Portfolio for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Successor Fund under the Code, in each instance indicating the period or periods to which such earnings and profits, carryovers and other items relate or in which they arose, as applicable, which statement will be certified by the Trust's President or its Vice President and Treasurer.

                      5.5     The Trust, on behalf of the Portfolio, will provide the Successor Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement, all to be included in a Registration Statement on Form N-14 of the Company, on behalf of the Successor Fund, and any supplement or amendment thereto (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act, and the 1940 Act in connection with the meeting of the Portfolio's shareholders referred to in paragraph 5.2.

                      5.6     The Successor Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                      5.7     The Trust, on behalf of the Portfolio, covenants that the Portfolio is not acquiring the Successor Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

                      5.8     The Trust, on behalf of the Portfolio, will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requests concerning the beneficial ownership of Portfolio shares.

                      5.9     As soon as is reasonably practicable after the Closing, the Portfolio will make a liquidating distribution to Portfolio Shareholders consisting of the Successor Fund Shares received at the Closing.

                      5.10     The Trust, on behalf of the Portfolio, covenants that it will, from time to time, as and when reasonably requested by the Successor Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Successor Fund may reasonably deem necessary or desirable to vest in and confirm the Successor Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

                      5.11     Each of the Portfolio and the Successor Fund and the Trust and the Company shall use its best efforts to cause the Reorganization to qualify, and will not (either before or after the Closing Date) knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

                      6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND.

                      The obligations of the Successor Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                      6.1     All representations and warranties by the Trust, on behalf of the Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

                      6.2     The Trust shall have delivered to the Company on the Closing Date a statement of the Portfolio's assets and liabilities, together with a list of the Portfolio's portfolio securities showing the federal income tax basis of such securities by lot and the respective holding periods of each such lot of securities, as of the Closing Date, certified by the Trust's Treasurer.

                      6.3     The Trust shall have delivered to the Company on the Closing Date a certificate executed in the Trust's name by its President or Vice President and its Treasurer, in form and substance satisfactory to the Company, to the effect that the representations and warranties made in this Agreement by the Trust, on behalf of the Portfolio, are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request.

                      6.4     The Portfolio and the Trust shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Portfolio or the Trust, as the case may be, on or before the Closing Date.

                      6.5     The Successor Fund shall have received on the Closing Date a favorable opinion of Kramer Levin Naftalis & Frankel LLP, counsel to the Portfolio, in a form satisfactory to the Company, covering the following points:

That (a) the Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Portfolio is a duly established and designated series of the Trust; (b) this Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Portfolio, and, assuming due authorization, execution and delivery of this Agreement by the Company, on behalf of the Successor Fund, is a valid and legally binding obligation of the Trust, on behalf of the Portfolio, enforceable against the Trust, with respect to the Portfolio, in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law); (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Trust's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Portfolio is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Portfolio is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Trust, on behalf of the Portfolio, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Portfolio or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required or that materially and adversely affect the Portfolio's business; and (f) the Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

Such counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or trustees of the Trust. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Company may reasonably request.

           In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

                      6.6     The Successor Fund shall have received from Deloitte & Touche LLP a consent dated near the effective date of the Registration Statement in form and substance satisfactory to the Successor Fund, to the effect that they consent to the incorporation by reference of their report relating to the financial statements and financial highlights of the Portfolio in the Registration Statement.

                      6.7     The Portfolio shall have previously provided to the Successor Fund (and at the Closing shall provide an update through the Closing Date of such information) data that supports a calculation of the Portfolio's total return for all periods since the organization of the Portfolio. Such data shall have been prepared in accordance in all material respects with the requirements of the 1940 Act and the regulations thereunder and the rules of the National Association of Securities Dealers, Inc.

                      7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PORTFOLIO.

                      The obligations of the Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Successor Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                      7.1     All representations and warranties by the Company, on behalf of the Successor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

                      7.2     The Company shall have delivered to the Trust on the Closing Date a certificate executed in the Company's name by its President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Trust, to the effect that the representations and warranties made in this Agreement by the Company, on behalf of the Successor Fund, are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.

                      7.3     The Successor Fund and the Company shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Successor Fund or the Company, as the case may be, on or before the Closing Date.

                      7.4     The Portfolio shall have received on the Closing Date a favorable opinion of Stroock & Stroock & Lavan LLP, counsel to the Successor Fund, in a form satisfactory to the Trust, covering the following points:

That (a) the Company is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Successor Fund is a duly established and designated series of the Company; (b) this Agreement has been duly authorized, executed and delivered by the Company, on behalf of the Successor Fund, and, assuming due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Portfolio, is a valid and legally binding obligation of the Company, on behalf of the Successor Fund, enforceable against the Company, with respect to the Successor Fund, in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law); (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Company's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Successor Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Successor Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Company, on behalf of the Successor Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Successor Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required or that materially and adversely affect the Successor Fund's business; and (f) the Company is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

Such counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or trustees of the Company. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Trust may reasonably request.

                      In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PORTFOLIO AND THE SUCCESSOR FUND.

                      If any of the conditions set forth below does not exist on or before the Closing Date with respect to the Portfolio or the Successor Fund, the Trust or the Company, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

                      8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Portfolio in accordance with the provisions of the Trust's Charter and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Successor Fund. Notwithstanding anything in this Agreement to the contrary, neither the Portfolio nor the Successor Fund may waive the conditions set forth in this paragraph 8.1.

                      8.2     On the Closing Date, no action, suit or other proceeding shall be pending or, to either party's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                      8.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Portfolio or the Successor Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Portfolio or the Successor Fund.

                      8.4     The Portfolio and the Successor Fund shall have agreed on the number of full and fractional Class T, Class B, Class C and Class R Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

                      8.5     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                      8.6     The Portfolio shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to Portfolio shareholders all of the Portfolio's investment company taxable income (as defined in Code Section 852) (computed without regard to any deduction for dividends paid) for all taxable years or periods ending on or prior to the Closing Date ; the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all such taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all such taxable years or periods (after reduction for any capital loss carryforwards).

                      8.7     The Trust shall have received an opinion of Kramer Levin Naftalis & Frankel LLP addressed to the Trust, on behalf of the Portfolio, and the Company shall have received an opinion of Stroock & Stroock & Lavan LLP addressed to the Company, on behalf of the Successor Fund, substantially to the effect that, based on certain facts, qualifications, assumptions and representations, and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes: (a) the transfer of all of the Assets to the Successor Fund in exchange solely for the Successor Fund Shares and the assumption by the Successor Fund of the Liabilities, followed by the distribution by the Portfolio of the Successor Fund Shares to the Portfolio Shareholders in complete liquidation of the Portfolio, will qualify as a "reorganization" as defined in Section 368(a)(1)(F) of the Code, and each of the Portfolio and the Successor Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Successor Fund upon the receipt of the Assets in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of the Liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Portfolio upon the transfer of the Assets to the Successor Fund in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of the Liabilities or upon the distribution (whether actual or constructive) of Successor Fund Shares to Portfolio Shareholders in exchange for their shares of the Portfolio in liquidation of the Portfolio pursuant to the Reorganization; (d) no gain or loss will be recognized by Portfolio Shareholders upon the exchange of their Portfolio shares for the Successor Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Successor Fund Shares received by each Portfolio Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Portfolio shares held by such Portfolio Shareholder immediately prior to the Reorganization, and the holding period of the Successor Fund Shares received by each Portfolio Shareholder pursuant to the Reorganization will include the period during which the Portfolio shares exchanged therefor were held by such Portfolio Shareholder (provided the Portfolio shares were held as capital assets on the date of the exchange); and (f) the tax basis of each Asset acquired by the Successor Fund pursuant to the Reorganization will be the same as the tax basis of that Asset to the Portfolio immediately prior to the Reorganization, and the holding period of each Asset in the hands of the Successor Fund will include the period during which such Asset was held by the Portfolio. In rendering its opinion, Kramer Levin Naftalis & Frankel LLP and Stroock & Stroock & Lavan LLP each may rely upon such certificates as they shall request of the Company on behalf of the Successor Fund, the Trust on behalf of the Portfolio, Dreyfus and Bear Stearns Asset Management Inc. ("BSAM"). Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Portfolio may waive the condition set forth in this paragraph 8.7.

                      In rendering its opinion, each counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

                      No opinions will be expressed as to the effect of the Reorganization on (i) the Portfolio or the Successor Fund with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Portfolio that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

                      8.8     The transactions contemplated by this Agreement shall not be consummated unless the closing conditions set forth in a certain Transaction Agreement between BSAM and Dreyfus dated November 17, 2003 (the "Transaction Agreement") have been satisfied as provided in said agreement.

                      9.     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

                      9.1     The Trust and the Company agree that neither party has made any representation, warranty or covenant not set forth herein and this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.

                      9.2     The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

                      10.     TERMINATION OF AGREEMENT.

                      This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties or by either party (i) if the Closing shall not have occurred on or before May 17, 2004, unless such date is extended by mutual agreement of the parties, (ii) if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith, or (iii) upon termination of the Transaction Agreement. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

                      11.     AMENDMENTS.

           This Agreement may be amended, modified and supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and the Trust; provided, however, that following the meeting of shareholders of the Portfolio referred to in paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Successor Fund Shares to be issued to the Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                      12.     EXPENSES.

                      12.1.     Each of the Trust and the Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

                      12.2     Each party acknowledges that all expenses incurred in connection with the Reorganization will be borne by the Portfolio's and Successor Fund's respective investment adviser pursuant to the Transaction Agreement.

                      13.     NOTICES.

                      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

If to the Trust,

The Bear Stearns Funds
383 Madison Avenue
New York, New York 10179
Attn: Stephen A. Bornstein
Telephone: 212-272-2553
Fax: 212-272-3107

If to the Company,

Dreyfus Premier Manager Funds I
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
Attn: Jeff Prusnofsky
Telephone: 212-922-6000
Fax: 212-922-6880

                      14.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY.

                      14.1     The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                      14.2      This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                      14.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust and the Company shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

                      14.4     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                      14.5      It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust or the Company personally, but shall bind only the property of the Portfolio or the Successor Fund, as the case may be, as provided in the Trust's or Company's Charter; a copy of each such Charter is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal offices of the relevant fund. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Portfolio or the Successor Fund, as the case may be.

                      IN WITNESS WHEREOF, the Trust and the Company each have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

ATTEST: /s/ Stephen A. Bornstein Stephen A. Bornstein, Secretary	THE BEAR STEARNS FUNDS, on behalf of Intrinsic Value Portfolio By: /s/ Barry Sommers Barry Sommers President

ATTEST: /s/ Jeff Prusnofsky Jeff Prusnofsky, Secretary	DREYFUS PREMIER MANAGER FUNDS I, on behalf of Dreyfus Premier Intrinsic Value Fund By: /s/ Stephen E. Canter Stephen E. Canter, President

EXHIBIT B

(SELECT PORTFOLIO)

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of December 11, 2003 (the "Agreement"), between THE BEAR STEARNS FUNDS (the "Trust"), a Massachusetts business trust, on behalf of THE INSIDERS SELECT FUND (the "Portfolio"), and DREYFUS PREMIER MANAGER FUNDS I (the "Acquiring Company"), a Massachusetts business trust, on behalf of DREYFUS PREMIER INTRINSIC VALUE FUND (the "Acquiring Fund"). All agreements, representations, actions, obligations and covenants described herein made or to be taken or undertaken by the Portfolio and the Acquiring Fund are made and shall be taken or undertaken by the Trust on the Portfolio's behalf and by the Acquiring Company on the Acquiring Fund's behalf.

           This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g). The reorganization will consist of the transfer of all of the assets of the Portfolio to the Acquiring Fund in exchange solely for Class T, Class B, Class C and Class R shares of beneficial interest, par value $.001 per share, of the Acquiring Fund (the "Acquiring Fund Shares"), and the assumption by the Acquiring Fund of stated liabilities of the Portfolio and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the holders of Class A, Class B, Class C and Class Y shares, as applicable, of the Portfolio in complete liquidation of the Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization"). The parties hereto intend that the Reorganization will qualify as a "reorganization" as defined in Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code").

           WHEREAS, the Portfolio is a series of the Trust, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Company, a registered, open-end management investment company, and all of the assets of the Portfolio that are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Portfolio and the Portfolio's shareholders and that the interests of the Portfolio's existing shareholders will not be diluted as a result of this transaction; and

           WHEREAS, the Acquiring Company's Board has determined that the Reorganization is in the best interests of the Acquiring Fund:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

                      1.     THE REORGANIZATION.

                      1.1      Subject to the requisite approval of the Portfolio's shareholders and the other terms and conditions contained herein, the Portfolio agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Portfolio, as set forth in paragraph 1.2, and the Acquiring Fund agrees in exchange therefor: (a) to deliver to the Portfolio the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the liabilities of the Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Portfolio's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Portfolio.

                      1.2     (a) The assets of the Portfolio to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all portfolio securities, cash, cash equivalents, commodities and futures interests and dividends and interests receivable, that are owned by the Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Portfolio, on the Closing Date (the "Assets"). The Acquiring Fund also shall be entitled to receive copies of all books and records that pertain to the Portfolio that the Trust is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder.

                                 (b) The Portfolio has provided the Acquiring Fund with a list of all of the Portfolio's assets, including portfolio securities, as of the date of execution of this Agreement. The Portfolio reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquiring Fund will, within a reasonable time before the Closing Date, furnish the Portfolio with a list of the securities, if any, on the Portfolio's list referred to in the first sentence of this paragraph that do not conform to the Acquiring Fund's investment objective, policies and restrictions. In addition, if it is determined that the portfolios of the Portfolio and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Portfolio, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date; provided, that the disposition of such securities by the Portfolio shall not be required to the extent that the disposition of such securities would, in the opinion of Bear Stearns Asset Management Inc. ("BSAM") and BSAM's tax counsel, or The Dreyfus Corporation ("Dreyfus") and Dreyfus's tax counsel, impair the tax-free status of the Reorganization under Section 368 of the Code.

                                 (c) The Assets shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Acquiring Fund's custodian ("Mellon Bank"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to Mellon Bank for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash so delivered shall be in the form of immediately available funds payable to the order of Mellon Bank for the account of the Acquiring Fund.

                      1.3     The Portfolio will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume the liabilities of the Portfolio reflected on an unaudited statement of assets and liabilities of the Portfolio prepared as of the Valuation Date (as defined in paragraph 2.1) (the "Liabilities") in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those Liabilities of the Portfolio reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

                      1.4     The Portfolio will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Portfolio will transfer to the Acquiring Fund any distributions, rights or other assets received by the Portfolio after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets and shall not be separately valued.

                      1.5     As soon after the Closing Date as is conveniently practicable, the Portfolio will distribute pro rata to holders of record of the Portfolio's Class A, Class B, Class C and Class Y shares, determined as of the close of business on the Closing Date ("Portfolio Shareholders"), Class T, Class B, Class C and Class R Acquiring Fund Shares, respectively, received by the Portfolio pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Portfolio's shares, by the transfer of the applicable Class of Acquiring Fund Shares then credited to the account of the Portfolio on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Portfolio Shareholders and representing the respective pro rata number of the applicable Class of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Portfolio simultaneously will be canceled on the books of the Portfolio.

                      1.6     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information (collectively, the "Acquiring Fund's Prospectus"); the Acquiring Fund, however, will not issue share certificates in the Reorganization.

                      1.7     Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Portfolio shares on the books of the Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

                      1.8     Any reporting responsibility of the Portfolio, including the responsibility for filing regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Portfolio and Trust.

                      2.     VALUATION.

                      2.1     The value of the Assets shall be the value of such Assets computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's Agreement and Declaration of Trust, as amended (the "Acquiring Company's Charter"), and the Acquiring Fund's Prospectus, which are and shall be consistent with the policies currently in effect for the Trust and Portfolio.

                      2.2     The net asset value of a Class T, Class B, Class C and Class R Acquiring Fund Share shall be the net asset value per share computed with respect to such Class of shares as of the Valuation Date, using the valuation procedures set forth in the Acquiring Company's Charter and the Acquiring Fund's Prospectus, which are and shall be consistent with the policies currently in effect for the Trust and Portfolio.

                      2.3     The number of Class T, Class B, Class C and Class R Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Portfolio's net assets shall be determined by dividing the value of the net assets attributable to Class A, Class B, Class C and Class Y, respectively, of the Portfolio determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Class T, Class B, Class C and Class R Acquiring Fund Share, respectively, determined in accordance with paragraph 2.2.

                      2.4     Any computations of value of assets shall be made in accordance with the regular practices of Dreyfus, as fund accountant for the Acquiring Fund, and shall be subject to verification by the Portfolio and the respective independent accountants of the prices used in such computations.

                      3.     CLOSING AND CLOSING DATE.

                      3.1     The Closing Date shall be May 8, 2004, or such other date as to which the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at 5:00 p.m. at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as to which the parties may mutually agree.

                      3.2     The Portfolio shall direct Custodial Trust Company, as custodian for the Portfolio (the "Custodian"), to deliver at the Closing a certificate of an authorized officer of the Custodian stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Portfolio's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to Mellon Bank as custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Portfolio as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Portfolio's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Portfolio shall be delivered to Mellon by wire transfer of federal funds on the Closing Date.

                      3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Portfolio shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

                      3.4     The Portfolio shall direct PFPC Inc., as transfer agent for the Portfolio (the "Transfer Agent"), to deliver at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Portfolio Shareholders and the number, share class and percentage ownership of outstanding Portfolio shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Portfolio's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

                      4.     REPRESENTATIONS AND WARRANTIES.

                      4.1     The Trust, on behalf of the Portfolio, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

                      (a) The Portfolio is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                      (b) The Trust is registered under the 1940 Act as an open-end management investment company, and the Portfolio's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                      (c) The current prospectus and statement of additional information of the Portfolio and each prospectus and statement of additional information of the Portfolio used during the three years previous to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                      (d) The Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Agreement and Declaration of Trust, as amended (the "Trust's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Portfolio or by which the Portfolio is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust is a party on behalf of the Portfolio or by which the Portfolio is bound.

                      (e) The Portfolio has no material contracts or other commitments outstanding (other than this Agreement) that will be terminated with liability to the Portfolio on or prior to the Closing Date.

                      (f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Portfolio of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

                      (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Portfolio knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                      (h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Portfolio for the fiscal year ended March 31, 2003 have been audited as of that date by Deloitte & Touche LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such Statements and Schedule (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Portfolio as of such date, and there are no known contingent liabilities of the Portfolio as of such date not disclosed therein.

                      (i) On the Closing Date, the Trust will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver the Assets free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

                      (j) Since March 31, 2003, there has not been any material adverse change in the Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquiring Fund.

                      (k) At the Closing Date, all federal and other tax returns and reports of the Portfolio required by law then to be filed shall have been filed and are correct in all material respects, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                      (l) The Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, for all taxable years or periods (to the extent applicable) ending on or prior to the Closing Date and will pay the dividend(s) described in paragraph 8.6.

                      (m) All issued and outstanding shares of the Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust (recognizing that under Massachusetts law, shareholders could under certain circumstances be held personally liable for its obligations) and have been offered and sold in every state and the District of Columbia in compliance with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Portfolio's Transfer Agent, as provided in paragraph 3.4. The Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Portfolio's shares, nor is there outstanding any security convertible into any of the Portfolio's shares.

                      (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Portfolio's shareholders, and assuming the due authorization, execution and delivery of this Agreement by the Company, this Agreement constitutes the valid and legally binding obligation of the Trust, on behalf of the Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                      (o) The information to be furnished by the Trust, on behalf of the Portfolio, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                      (p) The proxy statement of the Portfolio (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5, insofar as it relates to the Portfolio, will, on the effective date of the Registration Statement and on the Closing Date, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (p) shall apply only to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by or on behalf of the Trust or the Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, provided that any failure to comply with these statutes, rules and regulations is a direct result of (x) the provision of misleading or inaccurate information by or on behalf of the Trust or the Portfolio to the Acquiring Company in connection with the preparation of the Proxy Statement or (y) the failure to provide any necessary and accurate information by the Trust or the Portfolio to the Acquiring Company in connection with or related to the preparation of the Proxy Statement.

                      (q) The Portfolio shall timely file all federal and other tax returns and reports of the Portfolio required by law to be filed for the taxable year ending on the Closing Date, and all such returns and reports will be correct in all material respects, and all federal and other taxes shown on such returns and reports shall be paid so far as due.

                      4.2     The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Portfolio, as follows:

                      (a) The Acquiring Fund is a duly established and designated series of the Acquiring Company, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                      (b) The Acquiring Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                      (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                      (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

                      (e) The Acquiring Fund has no material contracts or other commitments outstanding (other than this Agreement) that will be terminated with liability to the Acquiring Fund on or prior to the Closing Date.

                      (f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act, and the 1940 Act and by state securities law.

                      (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                      (h) The Acquiring Fund will not have had any assets (other than assets required to meet requirements of Section 14(a) of the 1940 Act) or operations at any time prior to the Closing Date. Upon filing of its first federal income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be treated as a regulated investment company and until such time will take all steps necessary to ensure qualification as a regulated investment company under the Code.

                      (i) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Company (recognizing that under Massachusetts law, shareholders could under certain circumstances be held personally liable for its obligations). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                      (j) The Acquiring Fund Shares to be issued and delivered to the Portfolio for the account of Portfolio Shareholders, pursuant to the terms of this Agreement, on the Closing Date will have been duly authorized Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Company.

                      (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Company's Board, and, subject to the approval of the Portfolio's shareholders, and assuming the due authorization, execution and delivery of this Agreement by the Trust, this Agreement constitutes the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                      (l) The Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (l) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Trust or the Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

                      5.     COVENANTS OF THE ACQUIRING FUND AND THE PORTFOLIO.

                      5.1     The Acquiring Fund and the Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

                      5.2     The Trust will call a meeting of the Portfolio's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

                      5.3     Subject to the provisions of this Agreement, the Portfolio and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                      5.4     As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust shall furnish the Acquiring Company, in such form as is reasonably satisfactory to the Acquiring Company, a statement of the current and accumulated earnings and profits of the Portfolio for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, in each instance indicating the period or periods to which such earnings and profits, carryovers and other items relate or in which they arose, as applicable, which statement will be certified by the Trust's President or its Vice President and Treasurer.

                      5.5     The Trust, on behalf of the Portfolio, will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement, all to be included in a Registration Statement on Form N-14 of the Acquiring Company, on behalf of the Acquiring Fund, and any supplement or amendment thereto (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act, and the 1940 Act in connection with the meeting of the Portfolio's shareholders referred to in paragraph 5.2.

                      5.6     The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                      5.7     The Trust, on behalf of the Portfolio, covenants that the Portfolio is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

                      5.8     The Trust, on behalf of the Portfolio, will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Portfolio shares.

                      5.9     As soon as is reasonably practicable after the Closing, the Portfolio will make a liquidating distribution to Portfolio Shareholders consisting of the Acquiring Fund Shares received at the Closing.

                      5.10     The Trust, on behalf of the Portfolio, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable to vest in and confirm the Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

                      5.11     Each of the Portfolio and the Acquiring Fund and the Trust and the Acquiring Company shall use its best efforts to cause the Reorganization to qualify, and will not (either before or after the Closing Date) knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

                      6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

                      The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                      6.1     All representations and warranties by the Trust, on behalf of the Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

                      6.2     The Trust shall have delivered to the Acquiring Company on the Closing Date a statement of the Portfolio's assets and liabilities, together with a list of the Portfolio's portfolio securities showing the federal income tax basis of such securities by lot and the respective holding periods of each such lot of securities, as of the Closing Date, certified by the Trust's Treasurer.

                      6.3     The Trust shall have delivered to the Acquiring Company on the Closing Date a certificate executed in the Trust's name by its President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Company, to the effect that the representations and warranties made in this Agreement by the Trust, on behalf of the Portfolio, are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Company shall reasonably request.

                      6.4     The Portfolio and the Trust shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Portfolio or the Trust, as the case may be, on or before the Closing Date.

                      6.5     The Acquiring Fund shall have received on the Closing Date a favorable opinion of Kramer Levin Naftalis & Frankel LLP, counsel to the Portfolio, in a form satisfactory to the Acquiring Company, covering the following points:

That (a) the Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Portfolio is a duly established and designated series of the Trust; (b) this Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Portfolio, and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, is a valid and legally binding obligation of the Trust, on behalf of the Portfolio, enforceable against the Trust, with respect to the Portfolio, in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law); (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Trust's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Portfolio is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Portfolio is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Trust, on behalf of the Portfolio, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Portfolio or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required or that materially and adversely affect the Portfolio's business; and (f) the Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                      Such counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or trustees of the Trust. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Acquiring Company may reasonably request.

                     In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

                      6.6     The Acquiring Fund shall have received from Deloitte & Touche LLP a consent dated near the effective date of the Registration Statement in form and substance satisfactory to the Acquiring Fund, to the effect that they consent to the incorporation by reference of their report relating to the financial statements and financial highlights of the Portfolio in the Registration Statement.

                      6.7     The Portfolio shall have previously provided to the Acquiring Fund (and at the Closing shall provide an update through the Closing Date of such information) data that supports a calculation of the Portfolio's total return for all periods since the organization of the Portfolio. Such data shall have been prepared in accordance in all material respects with the requirements of the 1940 Act and the regulations thereunder and the rules of the National Association of Securities Dealers, Inc.

                      7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PORTFOLIO.

                      The obligations of the Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                      7.1     All representations and warranties by the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

                      7.2     The Acquiring Company shall have delivered to the Trust on the Closing Date a certificate executed in the Acquiring Company's name by its President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Trust, to the effect that the representations and warranties made in this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.

                      7.3     The Acquiring Fund and the Acquiring Company shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund or the Acquiring Company, as the case may be, on or before the Closing Date.

                      7.4     The Portfolio shall have received on the Closing Date a favorable opinion of Stroock & Stroock & Lavan LLP, counsel to the Acquiring Fund, in a form satisfactory to the Trust, covering the following points:

That (a) the Acquiring Company is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Acquiring Fund is a duly established and designated series of the Acquiring Company; (b) this Agreement has been duly authorized, executed and delivered by the Acquiring Company, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Portfolio, is a valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable against the Acquiring Company, with respect to the Acquiring Fund, in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law); (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquiring Company's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquiring Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquiring Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required or that materially and adversely affect the Acquiring Fund's business; and (f) the Acquiring Company is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

Such counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or trustees of the Acquiring Company. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Trust may reasonably request.

                      In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PORTFOLIO AND THE SUCCESSOR FUND.

                      If any of the conditions set forth below does not exist on or before the Closing Date with respect to the Portfolio or the Acquiring Fund, the Trust or the Acquiring Company, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

                      8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Portfolio in accordance with the provisions of the Trust's Charter and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything in this Agreement to the contrary, neither the Portfolio nor the Acquiring Fund may waive the conditions set forth in this paragraph 8.1.

                      8.2     On the Closing Date, no action, suit or other proceeding shall be pending or, to either party's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                      8.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Portfolio or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Portfolio or the Acquiring Fund.

                      8.4     The Portfolio and the Acquiring Fund shall have agreed on the number of full and fractional Class T, Class B, Class C and Class R Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

                      8.5     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                      8.6     The Portfolio shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to Portfolio shareholders all of the Portfolio's investment company taxable income (as defined in Code Section 852) (computed without regard to any deduction for dividends paid) for all taxable years or periods ending on or prior to the Closing Date ; the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all such taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all such taxable years or periods (after reduction for any capital loss carryforwards).

                      8.7     The Trust shall have received an opinion of Kramer Levin Naftalis & Frankel LLP addressed to the Trust, on behalf of the Portfolio, and the Acquiring Company shall have received an opinion of Stroock & Stroock & Lavan LLP addressed to the Acquiring Company, on behalf of the Acquiring Fund, substantially to the effect that, based on certain facts, qualifications, assumptions and representations, and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes: (a) the transfer of all of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, followed by the distribution by the Portfolio of the Successor Fund Shares to the Portfolio shareholders in complete liquidation of the Portfolio, will qualify as a "reorganization" as defined in Section 368(a)(1)(C) of the Code, and each of the Portfolio and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Portfolio upon the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Portfolio Shareholders in exchange for their shares of the Portfolio in liquidation of the Portfolio pursuant to the Reorganization; (d) no gain or loss will be recognized by Portfolio Shareholders upon the exchange of their Portfolio shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Portfolio Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Portfolio shares held by such Portfolio Shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Portfolio Shareholder pursuant to the Reorganization will include the period during which the Portfolio shares exchanged therefor were held by such Portfolio Shareholder (provided the Portfolio shares were held as capital assets on the date of the exchange); and (f) the tax basis of each Asset acquired by the Acquiring Fund pursuant to the Reorganization will be the same as the tax basis of that Asset to the Portfolio immediately prior to the Reorganization, and the holding period of each Asset in the hands of the Acquiring Fund will include the period during which such Asset was held by the Portfolio. In rendering its opinion, Kramer Levin Naftalis & Frankel LLP and Stroock & Stroock & Lavan LLP each may rely upon such certificates as they shall request of the Company on behalf of the Acquiring Fund, the Trust on behalf of the Portfolio, Dreyfus and BSAM. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Portfolio may waive the condition set forth in this paragraph 8.7.

                      In rendering its opinion, each counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

                      No opinions will be expressed as to the effect of the Reorganization on (i) the Portfolio or the Acquiring Fund with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Portfolio that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

                      8.8     The transactions contemplated by this Agreement shall not be consummated unless the transactions contemplated in a certain Agreement and Plan of Reorganization dated as of December 11, 2003 between the Trust, on behalf of the Intrinsic Value Portfolio, and the Acquiring Company, on behalf of Dreyfus Premier Intrinsic Value Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Intrinsic Value Portfolio and consummated. Notwithstanding anything in this Agreement to the contrary, neither the Portfolio nor the Acquiring Fund may waive the condition set forth in this paragraph 8.8.

                      8.9     The transactions contemplated by this Agreement shall not be consummated unless the closing conditions set forth in a certain Transaction Agreement between BSAM and Dreyfus dated November 17, 2003 (the "Transaction Agreement") have been satisfied as provided in said agreement.

                      9.     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

                      9.1     The Trust and the Acquiring Company agree that neither party has made any representation, warranty or covenant not set forth herein and this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.

                      9.2     The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

                      10.     TERMINATION OF AGREEMENT.

                      This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties or by either party (i) if the Closing shall not have occurred on or before May 17, 2004, unless such date is extended by mutual agreement of the parties, (ii) if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith, or (iii) upon termination of the Transaction Agreement. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

                      11.     AMENDMENTS.

                      This Agreement may be amended, modified and supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquiring Company and the Trust; provided, however, that following the meeting of shareholders of the Portfolio referred to in Paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                      12.     EXPENSES.

                      12.1.     Each of the Trust and the Acquiring Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

                      12.2     Each party acknowledges that all expenses incurred in connection with the Reorganization will be borne by the Portfolio's and Acquiring Fund's respective investment adviser pursuant to the Transaction Agreement.

                      13.     NOTICES.

                      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

If to the Trust,

The Bear Stearns Funds
383 Madison Avenue
New York, New York 10179
Attention: Stephen A. Bornstein
Telephone: 212-272-2553
Fax: 212-272-3107

If to the Acquiring Company,

Dreyfus Premier Manager Funds I
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
Attn: Jeff Prusnofsky
Telephone: 212-922-6000
Fax: 212-922-6880

                      14.     HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY.

                      14.1     The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                     14.2      This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                      14.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust and the Acquiring Company shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

                      14.4     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                      14.5     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust or the Acquiring Company personally, but shall bind only the property of the Portfolio or the Acquiring Fund, as the case may be, as provided in the Trust's or Acquiring Company's Charter; a copy of each such Charter is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal offices of the relevant fund. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Portfolio or the Acquiring Fund, as the case may be.

                     IN WITNESS WHEREOF, the Trust and the Acquiring Company each have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

ATTEST: /s/ Stephen A. Bornstein Stephen A. Bornstein, Secretary	THE BEAR STEARNS FUNDS, on behalf of The Insiders Select Fund By: /s/ Barry Sommers Barry Sommers President

ATTEST: /s/ Jeff Prusnofsky Jeff Prusnofsky, Secretary	DREYFUS PREMIER MANAGER FUNDS I, on behalf of Dreyfus Premier Intrinsic Value Fund By: /s/ Stephen E. Canter Stephen E. Canter, President

EXHIBIT C

DESCRIPTION OF BOARD MEMBERS FOR THE SUCCESSOR FUND

Name (Age)                          Principal Occupation
Position with Company               During Past 5 Years            Other Board Memberships and Affiliations*
---------------------------------   -----------------------------  --------------------------------------------
Joseph S. DiMartino (60)            Corporate Director and         The Muscular Dystrophy Association, Director
Chairman of the Board               Trustee                        Levcor International, Inc., an apparel fabric
                                                                      processor, Director
                                                                   Century Business Services, Inc., a provider of
                                                                      outsourcing functions for small and medium
                                                                      size companies, Director
                                                                   The Newark Group, a provider of a national market
                                                                      of paper recovery facilities, paperboard mills
                                                                      and paperboard converting plants, Director

David P. Feldman (63)               Corporate Director and         BBH Mutual Funds Group (11 funds), Director
Board Member                        Trustee                        The Jeffrey Company, a private investment
                                                                      company, Director
                                                                   QMED, a medical device company, Director

Ehud Houminer (63)                  Professor and                  Avnet Inc., an electronics distributor, Director
Board Member                          Executive-in-Residence at    International Advisory Board to the MBA Program
                                      the Columbia Business          School of Management, Ben Gurion University,
                                      School, Columbia               Chairman
                                      University;                  Explore Charter School, Brooklyn, NY, Chairman
                                    Principal of Lear, Yavitz
                                      and Associates, a
                                      management consulting firm
                                      from 1996 to 2001

Gloria Messinger (73)               Arbitrator for American        Yale Law School Fund, Director
Board Member                          Arbitration Association      Theater for a New Audience, Inc., Director
                                      and National Association     New York Women's Agenda Music Performance Trust
                                      of Securities Dealers,         Fund, Director
                                      Inc.;                        Brooklyn Philharmonic, Director
                                    Consultant in Intellectual
                                      Property

T. John Szarkowski (77)             Consultant in Photography      Photography Department at The Museum of Modern
Board Member                                                       Art, Director Emeritus

Anne Wexler (73)                    Chairman of the Wexler         Wilshire Mutual Funds (5 funds), Director
Board Member                          Group, consultants           Methanex Corporation, a methanol production
                                      specializing in government     company, Director
                                      relations and public         Member of the Council of Foreign Relations
                                      affairs                      Member of the National Park Foundation

_____________________________
*        Each Board member also is a Board member of other mutual funds in the Dreyfus Fund Complex.

THE BEAR STEARNS FUNDS

THE INSIDERS SELECT FUND

           The undersigned shareholder of The Insiders Select Fund (the "Select Portfolio"), a series of The Bear Stearns Funds (the "Trust"), hereby appoints Stephen A. Bornstein, Frank Maresca and Vincent Pereira, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Select Portfolio standing in the name of the undersigned at the close of business on January 2, 2004, at a Special Meeting of Shareholders to be held at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, 13th Floor, Conference Room S, at 1:30 p.m., on Thursday, March 11, 2004, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Select Portfolio to Dreyfus Premier Intrinsic Value Fund (the "Successor Fund") in exchange for the Successor Fund's Class T, Class B, Class C and Class R shares having an aggregate net asset value equal to the value of the Select Portfolio's net assets and the assumption by the Successor Fund of stated liabilities of the Select Portfolio (the "Reorganization"). Class T, Class B, Class C and Class R shares of the Successor Fund received in the Reorganization will be distributed by the Select Portfolio to its Class A, Class B, Class C and Class Y shareholders, respectively, in liquidation of the Select Portfolio, after which the Select Portfolio will cease operations.

FOR |_|	AGAINST |_|	ABSTAIN |_|

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Combined Prospectus/Proxy Statement is acknowledged.

Dated: ___________________ _________________________ Signature(s) _________________________ Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

THE BEAR STEARNS FUNDS

INTRINSIC VALUE PORTFOLIO

           The undersigned shareholder of the Intrinsic Value Portfolio (the "Value Portfolio"), a series of The Bear Stearns Funds (the "Trust"), hereby appoints Stephen A. Bornstein, Frank J. Maresca and Vincent L. Pereira, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Value Portfolio standing in the name of the undersigned at the close of business on January 2, 2004, at a Special Meeting of Shareholders to be held at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, 13th Floor, Conference Room S, at 1:30 p.m., on Thursday, March 11, 2004, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Value Portfolio to Dreyfus Premier Intrinsic Value Fund (the "Successor Fund") in exchange for the Successor Fund's Class T, Class B, Class C and Class R shares having an aggregate net asset value equal to the value of the Value Portfolio's net assets and the assumption by the Successor Fund of stated liabilities of the Value Portfolio (the "Reorganization"). Class T, Class B, Class C and Class R shares of the Successor Fund received in the Reorganization will be distributed by the Value Portfolio to its Class A, Class B, Class C and Class Y shareholders, respectively, in liquidation of the Value Portfolio, after which the Value Portfolio will cease operations.

FOR |_|	AGAINST |_|	ABSTAIN |_|

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Combined Prospectus/Proxy Statement is acknowledged.

Dated: ___________________ _________________________ Signature(s) _________________________ Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

January 16, 2004

Acquisition of the Assets of

THE INSIDERS SELECT FUND
(A series of The Bear Stearns Funds)

And of the Assets of

INTRINSIC VALUE PORTFOLIO
(A series of The Bear Stearns Funds)

383 Madison Avenue
New York, New York 10179

1-800-447-1139

By and in Exchange for Shares of

DREYFUS PREMIER INTRINSIC VALUE FUND
(A series of Dreyfus Premier Manager Funds I)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Combined Prospectus/Proxy Statement dated January 16, 2004 relating specifically to the proposed transfer of all of the assets of The Insiders Select Fund (the "Select Portfolio"), a series of The Bear Stearns Funds (the "Trust"), and of the assets of the Intrinsic Value Portfolio (the "Value Portfolio"), also a series of the Trust, in exchange for Class T, Class B, Class C and Class R shares of Dreyfus Premier Intrinsic Value Fund (the "Successor Fund"), a series of Dreyfus Premier Manager Funds I, and the assumption by the Successor Fund of stated liabilities of the Portfolios. The transfer and reorganization is to occur pursuant to separate Agreements and Plans of Reorganization.

           This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Select Portfolio's and Value Portfolio's Annual Report for the fiscal year ended March 31, 2003.

2.	The Select Portfolio's and Value Portfolio's Semi-Annual Report for the six-month period ended September 30, 2003.

3.	The Successor Fund's Statement of Additional Information dated December 9, 2003.

4.	The Portfolios' Statement of Additional Information dated August 1, 2003, as revised August 8, 2003.

5.	Pro forma financial statements of the Successor Fund giving effect to the proposed Reorganization of each Portfolio.

           The Combined Prospectus/Proxy Statement dated January 16, 2004 may be obtained by writing to the Portfolios at PFPC Inc., P.O. Box 9803, Providence, Rhode Island 02940-8030 or the Successor Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

           The Select Portfolio's and Value Portfolio's Statement of Additional Information dated August 1, 2003, as revised August 8, 2003, is incorporated herein by reference to the Trust's Post-Effective Amendment No. 32 to its Registration Statement on Form N-1A, filed July 25, 2003 (File No. 33-84842). The financial statements of the Select Portfolio and the Value Portfolio are incorporated herein by reference to their Annual Reports for their fiscal year ended March 31, 2003, and to their Semi-Annual Reports dated September 30, 2003.

THE BEAR STEARNS FUNDS

S&P STARS PORTFOLIO

Dear Shareholder:

          As a shareholder of the S&P STARS Portfolio (the "Portfolio") you are being asked to vote on an Agreement and Plan of Reorganization to allow the Portfolio to transfer all of its assets in a tax-free reorganization to Dreyfus Premier S&P STARS Fund (the "Successor Fund"), in exchange for shares of the Successor Fund and the assumption by the Successor Fund of stated liabilities of the Portfolio. If the Agreement and Plan of Reorganization is approved and consummated for the Portfolio, you would no longer be a shareholder of the Portfolio, but would become a shareholder of the Successor Fund, which has the same investment objective and substantially similar management policies as the Portfolio. The Portfolio is a series of The Bear Stearns Funds (the "Trust") and the Successor Fund is a series of Dreyfus Premier Manager Funds I.

          Bear Stearns Asset Management Inc. ("BSAM"), the Portfolio's investment adviser, has informed the Trust's Board that it has entered into a strategic arrangement with The Dreyfus Corporation ("Dreyfus"), the Successor Fund's manager, with respect to the Portfolio and the other portfolios of the Trust. Subject to shareholder approval of the reorganization and the transactions described in the enclosed materials, BSAM will provide day-to-day management of the Successor Fund's investments pursuant to the same investment strategy it currently uses for the Portfolio, as sub-investment adviser to the Successor Fund, and Dreyfus or its affiliates will assist in all other operations of the Successor Fund, including the distribution of Successor Fund shares and provision of transfer agency and custody services. As a shareholder of the Successor Fund, you would have access to the additional investment options and shareholder services offered by the Dreyfus Premier Family of Funds, while pursuing the same investment goal you currently pursue as a shareholder of the Portfolio.

          The Successor Fund was established solely for the purpose of effecting the Portfolio's reorganization, and will carry on the business of the Portfolio and inherit its performance and financial records.

           After careful review, the Trust's Board of Trustees has unanimously approved the proposed reorganization. The Trustees believe that the proposal set forth in the notice of meeting for the Portfolio is important and recommend that you read the enclosed materials carefully and then vote for the proposal.

           Remember, your vote is extremely important, no matter how large or small your Portfolio holdings. To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

          Further information about the transaction is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call Mutual Fund Investor Connect,™ a professional solicitation group engaged by BSAM, at 1-800-249-7115.

Sincerely, Barry Sommers President

January 16, 2004

TRANSFER OF THE ASSETS OF
S&P STARS PORTFOLIO
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS PREMIER S&P STARS FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY S&P STARS PORTFOLIO INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier S&P STARS Fund (the "Successor Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about May 8, 2004 (the "Closing Date") and will no longer be a shareholder of the Portfolio. The Portfolio will then cease operations. You will receive the same number of Class T, Class B, Class C or Class R shares of the Successor Fund as the number of Class A, Class B, Class C or Class Y shares of the Portfolio you held and with a value equal to the value of your investment in the Portfolio as of the Closing Date.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The reorganization will permit Portfolio shareholders to pursue the same investment goals in a fund that is part of a larger fund complex--the Dreyfus Family of Funds--offering shareholders more investment options and shareholder privileges. The Dreyfus Family of Funds consists of approximately 200 investment portfolios, and includes a wide range of equity, fixed-income, municipal bond and money market funds. Currently, approximately 65 of these portfolios would be available to you as a shareholder of the Successor Fund through exchange privileges. Dreyfus' management experience, together with its significantly larger mutual funds distribution network, should provide the Successor Fund with a greater opportunity to retain asset size and attract additional assets than is currently available to the Portfolio. Over the long-term, if this potential for retaining or increasing the asset base is realized, it should help manage the Successor Fund's per share operating expenses. Other potential benefits are described herein.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Successor Fund and the Portfolio have the same investment objective. In addition, the investment policies, practices and limitations of each fund (and the related risks) are substantially similar. Each fund seeks to provide investment results that exceed the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index. Bear Stearns Asset Management Inc. ("BSAM"), the Portfolio's investment adviser, will be engaged by Dreyfus to be the Successor Fund's sub-investment adviser. BSAM will provide day-to-day management of the Successor Fund's investments using substantially the same investment approach as it currently uses for the Portfolio. For additional information regarding the funds, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not realize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Portfolio shares will carry over to the shareholder's Successor Fund shares. The Portfolio will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution would be taxable to shareholders.

WILL THE PROPOSED REORGANIZATION CHANGE TOTAL FUND EXPENSES?

Dreyfus has agreed to cap the Successor Fund's operating expenses for the two-year period following the reorganization so that the total annual operating expenses of the Successor Fund do not exceed the annual operating expenses of the Portfolio, after giving effect to fee waivers and expense reimbursements, as reflected under "Fees and Expenses" in the Portfolio's current prospectus. Also, the Successor Fund will not charge a $7.50 wire redemption fee, which the Portfolio currently charges for wiring redemption proceeds. Accordingly, during such period, the total operating expenses of the Successor Fund will not be higher than, and may be lower than, the Portfolio's historical operating expenses.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER INVESTMENT MANAGEMENT FEE?

The Portfolio currently pays BSAM an investment advisory fee and pays an affiliate of BSAM an administrative fee. In addition, the Portfolio pays a third party for the provision of certain other administrative and fund accounting services. Under its agreement with Dreyfus, the Successor Fund has agreed to pay Dreyfus a management fee for the provision of investment advisory, administrative and fund accounting services. As a result of the reorganization, the management fee payable to Dreyfus by the Successor Fund will not exceed the aggregate annual rate of fees payable by the Portfolio to BSAM, its affiliate and the third party for the provision of such services as of the Closing Date. Dreyfus, and not the Successor Fund, will pay BSAM for sub-investment advisory services to the Successor Fund.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE SUCCESSOR FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE PORTFOLIO?

Yes. You will continue to enjoy the same shareholder privileges, with some modifications to certain of the privileges, as described in the enclosed Prospectus for the Successor Fund. As part of a large mutual fund complex, the Successor Fund offers its shareholders more investment options for fund exchanges and additional shareholder privileges. The Successor Fund offers Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, and Dreyfus Auto-Exchange Privilege. You also may purchase and sell shares of the Successor Fund online through the Dreyfus.com website.

WILL I BE CHARGED A SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge or CDSC will be imposed at the time of the reorganization. Any subsequent investment in the Successor Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class T shares subject to a CDSC) of the Successor Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Portfolio (calculated from the date of original purchase of Portfolio shares). Class B shares of the Successor Fund received in the reorganization also will be subject to the same conversion schedule as Class B shares of the Portfolio. Additional Class B shares of the Successor Fund purchased after the reorganization will be subject to the Successor Fund's CDSC and conversion schedules.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

BSAM and Dreyfus, and not the Portfolio or the Successor Fund, will pay the expenses relating to the proposed reorganization.

HOW DOES THE BOARD OF TRUSTEES FOR THE PORTFOLIO RECOMMEND I VOTE?

The Board has determined that reorganizing the Portfolio into a newly-formed investment company that has the same investment objective and substantially similar investment policies as the Portfolio, that is part of the Dreyfus Family of Funds and is sub-advised by BSAM offers potential benefits to shareholders of the Portfolio. These potential benefits include:

•	Continuity of portfolio management, because BSAM will be the sub-investment adviser to the Successor Fund;
•	Dreyfus' experience and resources in managing mutual funds;
•	A greater potential to retain asset size and attract additional assets, which, in the long-term, may help manage per share operating expenses;
•	Dreyfus' commitment to limit the total operating expenses of the Successor Fund for two years after the reorganization; and
•	The exchange privileges and other services offered to shareholders of the Successor Fund.

The Trustees believe the reorganization is in the best interests of the Portfolio and its shareholders. Therefore, the Board of Trustees recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or o In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

THE BEAR STEARNS FUNDS

S&P STARS PORTFOLIO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

          A Special Meeting of Shareholders of the S&P STARS Portfolio (the "Portfolio"), a series of The Bear Stearns Funds, will be held at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, 13th Floor, Conference Room S, on Thursday, March 11, 2004, at 12:30 p.m., for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Portfolio to Dreyfus Premier S&P STARS Fund (the "Successor Fund"), in exchange for the Successor Fund's Class T, Class B, Class C and Class R shares having an aggregate net asset value equal to the value of the Portfolio's net assets and the assumption by the Successor Fund of stated liabilities of the Portfolio (the "Reorganization"). Class T, Class B, Class C and Class R shares of the Successor Fund received in the Reorganization will be distributed by the Portfolio to its Class A, Class B, Class C and Class Y shareholders, respectively, in liquidation of the Portfolio, after which the Portfolio will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on January 2, 2004 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees Stephen A. Bornstein Secretary

New York, New York
January 16, 2004

WE NEED YOUR PROXY VOTE

          SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF PORTFOLIO SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE PORTFOLIO WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE PORTFOLIO TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer Of The Assets Of

S&P STARS PORTFOLIO
(A Series of The Bear Stearns Funds)

To And In Exchange For Shares Of

DREYFUS PREMIER S&P STARS FUND
(A Series of Dreyfus Premier Manager Funds I)
_______________________________________________

PROSPECTUS/PROXY STATEMENT
January 16, 2004
_______________________________________________

Special Meeting of Shareholders
To Be Held on Thursday, March 11, 2004

          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of The Bear Stearns Funds (the "Trust") on behalf of the S&P STARS Portfolio (the "Portfolio") to be used at the Special Meeting of Shareholders (the "Meeting") of the Portfolio to be held on Thursday, March 11, 2004, at 12:30 p.m., at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, 13th Floor, Conference Room S, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on January 2, 2004 are entitled to receive notice of and to vote at the Meeting.

          It is proposed that the Portfolio transfer all of its assets to Dreyfus Premier S&P STARS Fund (the "Successor Fund"), in exchange for the Successor Fund's shares and the assumption by the Successor Fund of stated liabilities of the Portfolio, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Successor Fund shares received by the Portfolio will be distributed to Portfolio shareholders, with each shareholder receiving a pro rata distribution of Successor Fund shares (or fractions thereof) for Portfolio shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Portfolio shares a number of Class T shares, Class B shares, Class C shares or Class R shares (or fractions thereof) of the Successor Fund equal in value to the aggregate net asset value of the shareholder's Class A, Class B, Class C or Class Y Portfolio shares, respectively, as of the date of the Reorganization. Thus, at the close of the Reorganization, you will hold the same number of shares of the Successor Fund as you held in the Portfolio immediately before the Reorganization and the aggregate net asset value of such shares will be the same as the aggregate net asset value of your shares of the Portfolio as of the Reorganization date.

          This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Successor Fund that Portfolio shareholders should know before voting on the proposal or investing in the Successor Fund.

          A Statement of Additional Information ("SAI") dated January 16, 2004, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Successor Fund and the Portfolio. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Successor Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Successor Fund and the Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Successor Fund, as in the Portfolio, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Successor Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

          The Portfolio and the Successor Fund are open-end management investment companies. The Successor Fund has not yet commenced investment operations and was established solely for the purpose of effecting the Reorganization. It has the same investment objective and substantially similar investment policies and restrictions as the Portfolio. Bear Stearns Asset Management Inc. ("BSAM"), the Portfolio's investment adviser, will be engaged by The Dreyfus Corporation ("Dreyfus"), the Successor Fund's manager, to be the Successor Fund's sub-investment adviser. BSAM will provide day-to-day management of the Successor Fund's investments pursuant to substantially the same investment strategy that it currently uses for the Portfolio. If the Reorganization is approved by shareholders of the Portfolio, the Successor Fund will carry on the business of the Portfolio and will inherit the Portfolio's performance and financial records following consummation of the Reorganization. A comparison of the Portfolio and the Successor Fund is set forth in this Prospectus/Proxy Statement.

          The Successor Fund's Prospectus dated December 16, 2003, as revised January 9, 2004 accompanies this Prospectus/Proxy Statement, and is incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Portfolio's most-recent Prospectus, its Annual Report for the fiscal year ended March 31, 2003 and Semi-Annual Report for the six months ended September 30, 2003, please write to the Portfolio at PFPC Inc., P. O. Box 9830, Providence, Rhode Island 02940-8030 (Attention: The Bear Stearns Funds), or call 1-800-447-1139.

           Shareholders are entitled to one vote for each dollar of net asset value standing in the shareholder's name. Class A, Class B, Class C and Class Y shareholders will vote together on the proposal. Portfolio shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of January 2, 2004, the following numbers of Portfolio shares were issued and outstanding:

     Class A Shares          Class B Shares         Class C Shares          Class Y Shares
      Outstanding             Outstanding             Outstanding             Outstanding
     ---------------          -------------          -------------          ---------------

       26,538,934              19,381,384            14,505,192              6,829,734

           Proxy materials will be mailed to shareholders of record on or about January 28, 2004.

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Successor Fund and the Portfolio

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization

Exhibit B: Description of Board Members for the Successor Fund	A-1 B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE PORTFOLIO TO THE
SUCCESSOR FUND

SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Successor Fund's Prospectus, the Portfolio's Prospectus and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

          Proposed Transaction. The Trust's Board, including the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio or Successor Fund ("Independent Trustees"), has unanimously approved an Agreement and Plan of Reorganization (the "Plan") for the Portfolio. The Plan provides that, subject to the requisite approval of the Portfolio's shareholders, on the date of the Reorganization the Portfolio will assign, transfer and convey to the Successor Fund all of the assets of the Portfolio, including all securities and cash, in exchange for Class T, Class B, Class C and Class R shares of the Successor Fund having an aggregate net asset value equal to the value of the Portfolio's net assets, and the Successor Fund will assume stated liabilities of the Portfolio. The Portfolio will distribute all Successor Fund shares received by it among its shareholders so that each Class A, Class B, Class C and Class Y Portfolio shareholder will receive a pro rata distribution of Successor Fund Class T, Class B, Class C and Class R shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Portfolio shares as of the date of the Reorganization. Thereafter, the Portfolio will be terminated as a series of the Trust and cease operations.

          As a result of the Reorganization, each Portfolio shareholder will cease to be a shareholder of the Portfolio and will become a shareholder of the Successor Fund as of the close of business on the date of the Reorganization. No sales charge or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Any subsequent redemption of Class B or Class C shares (or Class T shares subject to a CDSC) of the Successor Fund received in exchange for Portfolio shares as a result of the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Portfolio and would be calculated from the date of original purchase of such Portfolio shares. Any investment in the Successor Fund after the Reorganization will be subject to any applicable sales charges of the Successor Fund.

          The Trust's Board has unanimously concluded that the Portfolio's participation in the Reorganization would be in the best interests of the Portfolio and its shareholders and the interests of the Portfolio's existing shareholders would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Portfolio and the Successor Fund each will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Portfolio, the Portfolio's shareholders, or the Successor Fund as a result of the Reorganization. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Portfolio and the Successor Fund. The following discussion is primarily a summary of certain parts of the Portfolio's Prospectus and the Successor Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Portfolio and the Successor Fund have identical investment goals and substantially similar investment approaches. The Portfolio and the Successor Fund each seek to provide investment results that exceed the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index. This investment objective is a fundamental policy, which cannot be changed without the approval of a majority of the relevant fund's outstanding voting shares.

           Under normal circumstances, the Successor Fund, like the Portfolio, will invest at least 80% of its net assets in securities that have been ranked at the time of purchase by Standard & Poor's ("S&P") analysts according to the Standard & Poor's Stock Appreciation Ranking System (or "STARS").

           S&P's research staff analyzes and ranks the stocks of approximately 1,100 issuers and evaluates their short-to-intermediate term (up to 12 months) appreciation potential, as shown below:

                 *****            Buy             Expected to be among the best
                                                  performers over the next 6 to 12
                                                  months

                  ****         Accumulate         Expected to be an above-average
                                                  performer

                   ***            Hold            Expected to be an average performer

                    **           Avoid            Expected to be a below-average
                                                  performer

                     *            Sell            Expected to be a well-below-average
                                                  performer

          In seeking to achieve the investment objective of the Successor Fund, BSAM, as it does for the Portfolio, will principally use STARS to identify common stocks in the highest category (five-STARS) for purchase and in the lowest category (one-STARS) for short selling. This investment approach is designed to provide opportunities to achieve performance that exceeds the Standard & Poor's 500 Stock Index's total return.

           Generally, the Successor Fund, like the Portfolio, will invest at least 85% of its total assets in U.S. common stocks and U.S. dollar-denominated American Depositary Receipts ("ADRs") that are listed on U.S. exchanges that, at the time of initial purchase, are ranked five-STARS, or, at the time of short sale, are ranked one-STARS.

           Generally, the Successor Fund, like the Portfolio, may invest up to 15% of its total assets in U.S. common stocks and ADRs without regard to STARS ranking at the time of purchase. This strategy will allow BSAM to consider a much larger universe of attractive stocks that S&P does not follow, and the Successor Fund, like the Portfolio, may purchase more "lower-rated" securities (or sell short more "higher-rated" securities) than it otherwise could.

           As is the case with the Portfolio, in selecting investments for the Successor Fund, BSAM analyzes the stocks ranked by S&P analysts according to STARS and selects those it believes have the best potential for capital appreciation. BSAM focuses on companies that show the potential to achieve growth at a reasonable price. BSAM considers various factors including market segment, industry, earnings history, price-to-earnings ratio and management. BSAM may select for the Successor Fund, like the Portfolio, securities of companies with small, middle and large market capitalizations.

           If S&P downgrades a security held by the Successor Fund to four-STARS from five-STARS, the Successor Fund, as is the case with the Portfolio, may purchase additional shares of that security without limitation. In addition, if S&P upgrades a security held by the Successor Fund to two-STARS from one-STARS, the Successor Fund, as is the case with the Portfolio, may sell short additional shares of that security without limitation. If, however, S&P downgrades a security held by the Successor Fund from five- or four-STARS to three-STARS or lower, that security is subject to the 15% limitation on acquiring securities without regard to STARS ranking. Similarly, if S&P upgrades a security sold short by the Successor Fund from one- or two-STARS to three-STARS or higher, that security is also subject to the 15% limitation on investments made without regard to STARS ranking.

           Like the Portfolio, the Successor Fund may "sell short" securities; generally, securities that at the time of their initial sale are rated one-STARS.

           Like the Portfolio, the Successor Fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy.

           The Portfolio and the Successor Fund may engage in leverage by borrowing money to purchase securities. Each fund may borrow up to 33-1/3% of the value of its total assets.

           The Portfolio and Successor Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Portfolio's or Successor Fund's total assets.

           "Standard & Poor's®", "S&P®" and "STARS®" are trademarks of Standard & Poor's and have been licensed for use. Neither the Portfolio nor the Successor Fund is sponsored, managed, advised, sold or promoted by S&P.

           Main Risks. Because each fund has the same portfolio management and investment objective and substantially similar investment policies and restrictions, the principal risks associated with an investment in the Portfolio and the Successor Fund are substantially similar, although they may be described differently in the relevant Prospectus. Principal risks, as described in the Successor Fund's Prospectus, are discussed below. As a result, the value of your investment in the Successor Fund, as in the Portfolio, will fluctuate, sometimes dramatically, which means you could lose money.

•	Market risk. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Issuer risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•	Smaller company risk. Some securities ranked five-STARS may be small- or mid-capitalization stocks. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. The Successor Fund, like the Portfolio, may elect not to acquire such securities if it determines it cannot buy or sell them in sufficient quantities at attractive prices. Consequently, the Successor Fund, like the Portfolio, may be unable to invest in the entire universe of five-STARS securities.

•	Market sector risk. Each fund may overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•	STARS rankings risk. S&P STARS rankings represent the subjective determination of S&P's analysts, and may not accurately assess the investment prospects of a particular security. Past performance of securities included in the S&P STARS system does not necessarily predict the future performance of the Portfolio or Successor Fund.

•	Short sale risk. Each fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales may involve substantial risk and "leverage." Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

•	Leveraging risk. Each fund may use leverage, such as borrowing money to purchase securities, lending portfolio securities and engaging in forward commitment transactions, which could magnify the fund's gains or losses.

•	Derivatives risk. Each fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies). A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

•	Foreign investment risk. To the extent a fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund's volatility.

•	Non-diversification risk. The Successor Fund and Portfolio are each non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

           Under adverse market conditions, each fund may invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

          Each fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

          Each fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

           Management Fee. The Portfolio and the Successor Fund have different management fee structures. Pursuant to an Amended and Restated Investment Advisory Agreement with BSAM, the Portfolio has agreed to pay BSAM a fee for investment advisory services at the annual rate of 0.75% of the value of the Portfolio's average daily net assets. In addition to the advisory fee, the Portfolio has agreed to pay Bear Stearns Funds Management Inc. ("BSFM"), an affiliate of BSAM, pursuant to an Administration Agreement, an administration fee at the maximum annual rate of 0.15% of the value of the Portfolio's average daily net assets. BISYS Fund Services Ohio, Inc. ("BISYS") also provides certain administrative services to the Portfolio, pursuant to a Fund Accounting and Administrative Services Agreement, at the maximum annual rate of 0.035% of the value of the Portfolio's average daily net assets. The administrative fee payable to BSFM varies with the size of the Portfolio's assets, and is charged at an annual rate of 0.15% of Portfolio net assets up to $1 billion, 0.12% of the next $1 billion of such assets, 0.10% of the next $3 billion of such assets and 0.08% of Portfolio net assets above $5 billion. The fee payable to BISYS varies with the size of the Trust's assets, but was chargeable at the maximum rate for the Portfolio's last fiscal year, and subjects the Trust to a minimum annual fee of $1,120,000.

           Pursuant to the Management Agreement with Dreyfus, the Successor Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.70% of the value of the Successor Fund's average daily net assets. The services covered in the Portfolio's Advisory Agreement with BSAM, Administration Agreement with BSFM and Fund Accounting and Administrative Services Agreement with BISYS, which resulted in an aggregate fee payable of 0.925% of the Portfolio's average daily net assets for the fiscal year ended March 31, 2003, are included in the management fee payable by the Successor Fund to Dreyfus. Thus, as a result of the Reorganization, the management fee payable to Dreyfus by the Successor Fund will not exceed the aggregate annual rate of fees payable by the Portfolio to BSAM, BSFM and BISYS for the provision of investment advisory and administrative services. In addition, Dreyfus has agreed to pay BSAM for sub-investment advisory services to the Successor Fund from the management fee Dreyfus receives from the Successor Fund.

           S&P License Fee. The Successor Fund will pay a license fee at the annual rate of 0.15% of the Successor Fund's average daily net assets for the use of certain of S&P's proprietary tradenames and trademarks. BSAM pays a license fee on behalf of the Portfolio directly to S&P from BSAM's own assets for the use of such tradenames and trademarks.

           Sales Charges. The schedules of sales charges imposed at the time of purchase of Class T shares of the Successor Fund are lower than the sales charges imposed at the time of purchase of Class A shares of the Portfolio. The maximum sales charge imposed on the purchase of Class A shares of the Portfolio is 5.50% and for Class T shares of the Successor Fund is 4.50% for investments of less than $50,000. In addition, for purchases of Successor Fund Class T shares in amounts ranging from $50,000 to $499,999, the front-end sales charge is 0.75% less than, and for amounts of $500,000 to $999,999, the front-end sales charge is 0.50% less than, that charged for Portfolio Class A shares of the same amount. Portfolio Class A shares and Successor Fund Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to a 1.00% CDSC. Class T shares of the Successor Fund, like Class A shares of the Portfolio, are subject to a Rule 12b-1 distribution plan fee of 0.25%. The Successor Fund also will offer Class A shares which will be subject to a higher maximum sales charge than the sales charge for Class A shares of the Portfolio, but not to ongoing Rule 12b-1 plan fees. Class A shares of the Successor Fund are not being exchanged as part of the Reorganization. With respect to Class B or Class C shares of the Successor Fund received by shareholders in exchange for Portfolio shares as a result of the Reorganization, the CDSC imposed by the Successor Fund at the time of redemption of such Class B shares and Class C shares is identical to that imposed by the Portfolio. Additional Class B shares of the Successor Fund purchased after the Reorganization will be subject to the Successor Fund's maximum CDSC of 4% and will convert to Class A shares of the Successor Fund in the sixth year after purchase, instead of 5% and conversion in the eighth year after purchase, respectively, as is the case with Class B shares of the Portfolio purchased before December 1, 2003. Class B shares of the Portfolio purchased on or after December 1, 2003 are subject to the same CDSC and conversion schedules as Class B shares of the Successor Fund.

           No sales charge or CDSC will be imposed at the time of the Reorganization.

           Expenses. The fees and expenses set forth below are as of March 31, 2003, the Portfolio's most recent fiscal year end. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Portfolio and the Successor Fund, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Successor Fund for the two-year period after the Reorganization, so that Successor Fund expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the Portfolio's net operating expenses listed in the fee table.

Annual Fund Operating Expenses
(expenses paid from fund assets) as a
percentage of average daily net assets:

                                                                             Pro Forma After
                                                                             Reorganization
                                       Portfolio         Successor Fund      Successor Fund
                                        Class A             Class T             Class T
                                     -------------       -------------     ------------------
  Management fees                        .75%                 .70%*                 .70%*
  Rule 12b-1 fee                         .25%                 .25%                  .25%
  Shareholder services fee               .25%                 .25%                  .25%
  Other expenses                         .41%                 .36%+                 .36%+
                                         ----                 ----                   ----

  Total                                 1.66%                1.56%                  1.56%

  Fee waiver and/or expense             (.16)%               (.06)%                 (.06)%
  reimbursement
  Net operating expenses                1.50%                1.50%                  1.50%

                                                                             Pro Forma After
                                                                             Reorganization
                                       Portfolio         Successor Fund      Successor Fund
                                        Class B             Class B             Class B
                                       -------------       -------------     ------------------

  Management fees                          .75%                .70%*             .70%*
  Rule 12b-1 fee                           .75%                .75%              .75%
  Shareholder services fee                 .25%                .25%              .25%
  Other expenses                           .41%                .43%+             .43%+
                                          -----                -----            ------

  Total                                   2.16%                2.13%            2.13%

  Fee waiver and/or expense               (.16)%               (.13)%           (.13)%
  reimbursement
  Net operating expenses                  2.00%                2.00%            2.00%

                                                                             Pro Forma After
                                                                             Reorganization
                                       Portfolio         Successor Fund      Successor Fund
                                        Class C             Class C             Class C
                                     -------------       -------------     ------------------

  Rule 12b-1 fee                            .75%              .75%                    .75%
  Shareholder services fee                  .25%              .25%                    .25%
  Other expenses                            .41%               .40%+                  .40%+
                                            -----              -----                 ------

  Total                                     2.16%              2.10%                 2.10%

  Fee waiver and/or expense                (.16)%             (.10)%                 (.10)%
  reimbursement
  Net operating expenses                    2.00%              2.00%                   2.00%

                                                                             Pro Forma After
                                                                             Reorganization
                                       Portfolio         Successor Fund      Successor Fund
                                        Class Y             Class R             Class R
                                     -------------       -------------     ------------------
  Management fees                         .75%                .70%*                .70%*
  Rule 12b-1 fee                          None                None                 None
  Shareholder services fee                None                None                 None
  Other expenses                          .41%                .19%+                .19%+
                                         -----               -----                -----

  Total                                  1.16%                .89%                 .89%

  Fee waiver and/or expense              (.16)%                N/A                  N/A
  reimbursement
  Net operating expenses                 1.00%                .89%                 .89%

__________

*	Management fees for the Successor Fund, in addition to investment advisory services, cover administrative and internal accounting services, which are included for the Portfolio under "Other expenses." See "Management Fees" above.

+	Includes a license fee of 0.15% for the use of certain of S&P's proprietary tradenames and trademarks. BSAM pays license fees directly to S&P for the use of such tradenames and trademarks on behalf of the Portfolio. The amounts listed for the Successor Fund's "Other expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than the amounts listed in the table.

Example

          This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example and the first and, for the Successor Fund, second year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the respective expense waiver/reimbursement by BSAM and Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.

                                Portfolio                                       Successor Fund
             ---------------------------------------------  ---------------------------------------------
             Class A     Class B     Class C     Class Y     Class T    Class B       Class C     Class R
             Shares      Shares*     Shares*     Shares      Shares     Shares*       Shares*     Shares
             ------      ------      ------      ------      ------     ------        ------      ------
1 Year        $  694     $703/         $303/      $102        $596       $703/        $303/       $91
                         $203          $203                              $203         $203

3 Years       $1,030     $961/         $661/      $353        $909       $941/        $638/       $284
                         $661          $661                              $641         $638

5 Years       $1,388     $1,345/       $1,145/    $623        $1,251     $1,320/      $1,110/     $493
                         $1,145        $1,145                            $1,120       $1,110

10 Years      $2,395     $2,354**/     $2,480/    $1,395      $2,213     $2,232**/    $2,415/     $1,096
                         $2,354**      $2,480                            $2,232**     $2,415

                              Successor Fund
                     Pro Forma After Reorganization
              --------------------------------------------------
              Class T      Class B      Class C      Class R
               Shares      Shares*      Shares*       Shares
               ------      ------       ------        ------
1 Year          $596      $703/         $303/        $91
                          $203          $203
3 Years         $909      $941/         $638/        $284
                          $641          $638
5 Years         $1,251    $1,320/       $1,110/      $493
                          $1,120        $1,110
10 Years        $2,213    $2,232**/     $2,415/      $1,096
                          $2,232**      $2,415

__________

*With redemption/without redemption. For the Portfolio and Successor Fund Class B, this amount reflects the CDSC applicable to Portfolio shares purchased before December 1, 2003.
*Assumes conversion of Class B to Class A at end of the eighth year following the date of initial purchase (the conversion schedule applicable to Class B shares of the Portfolio and to Class B shares of the Successor Fund received in the Reorganization).

           Past Performance. Performance information for the Successor Fund is not presented because the fund has not yet commenced operations. As accounting successor to the Portfolio, the Successor Fund will assume the Portfolio's historical performance after the Reorganization. The bar chart and table below illustrate the risks of investing in the Successor Fund and Portfolio. The bar chart shows the changes in the performance of the Portfolio's Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of the Portfolio's Class A, Class B, Class C and Class Y shares to those of the S&P 500® Index, a broad-based, unmanaged total return performance benchmark of domestically traded common stocks. These returns for the Portfolio include the Successor Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance of each share Class will vary from the performance of the other share Classes because of differences in charges and expenses.

           After-tax performance is shown only for Class A shares of the Portfolio (and reflects the Successor Fund's Class T maximum sales load). After-tax performance of the other share Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Class A Shares
Year-by-year total returns as of 12/31 each year (%)

                               +27.77   +17.99     +39.69    +37.53    +2.89   -13.92   -40.58
----------------------------------------------------------------------------------------------
    '93         '94   '95        '96      '97       '98        '99      '00     '01      '02

Best Quarter:             Q4 '98           +28.69%
Worst Quarter:            Q2 '02           -22.01%

The year-to-date total return for the Class A shares of the Portfolio as of 9/30/03 was 23.21%.

Portfolio
Average annual total returns as of 12/31/02

Share Class/Inception
Date                              1 Year          5 Years       Since Inception
_____________________
Class A (4/5/95)
returns before taxes             -43.26%           -0.70%            7.73%

Class A
returns after taxes on
distributions                    -43.26%           -1.00%            6.27%

Class A
returns after taxes on
distributions and sale of
fund shares                      -26.56%           -0.50%            5.85%

Class B (1/5/98)
returns before taxes             -43.23%            N/A             -0.95%

Class C (4/5/95)
returns before taxes             -41.47%           -0.28%            7.83%

Class Y (8/7/95)
returns before taxes             -40.29%           0.72%             6.98%

S&P 500®Index
reflects no deduction for
fees, expenses or taxes       -22.10%         -0.59%            9.20%*

__________

* Reflects the period 4/5/95 through 12/31/02. For the periods 8/7/95 through 12/31/02 and 1/5/98 through 12/31/02, the average annual total returns of the S&P 500 Index were 7.95% and -0.59%, respectively.

           Investment Advisers. The investment adviser for the Successor Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus managed approximately $168 billion in approximately 200 mutual fund portfolios as of October 31, 2003. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $3.2 trillion of assets under management, administration or custody, including approximately $625 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

           Dreyfus will engage BSAM, located at 383 Madison Avenue, New York, New York 10179, to provide day-to-day management of the Successor Fund's investments. BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., was established in 1985. The Bear Stearns Companies Inc. is a holding company that, through its subsidiaries (including its principal subsidiary, Bear, Stearns & Co. Inc.), is a leading United States investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and provides investment advisory and administrative services to open-end investment funds (including the Portfolio) and other managed accounts with aggregate assets at October 31, 2003 of approximately $22.1 billion.

           Portfolio Manager. Robert S. Natale, CFA, the primary portfolio manager of the Portfolio, will be the primary portfolio manager of the Successor Fund. Mr. Natale serves as Senior Managing Director at BSAM. Before joining BSAM in 1998, he served as Vice President and Director of Equity Research at S&P.

           Board Members. The Board members for the Portfolio and the Successor Fund are different. None of the Board members for the Successor Fund is an "interested person" (as defined in the 1940 Act) of the Successor Fund or Portfolio (hereinafter referred to as "Independent Board Members"). The Board for the Successor Fund has standing audit, nominating and compensation committees. The function of the audit committee is to oversee the Successor Fund's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates for election as Independent Board Members for the Successor Fund; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Successor Fund also has a standing pricing committee to assist in valuing the fund's investments. For a description of the Board members for the Successor Fund, see Exhibit B.

           Independent Auditors. The Successor Fund has selected Ernst & Young LLP as its independent auditors. Deloitte & Touche LLP are the Portfolio's independent auditors.

           Capitalization. The Portfolio has classified its shares into four classes--Class A, Class B, Class C and Class Y--and the Successor Fund has classified its shares into five classes--Class A, Class B, Class C, Class R and Class T. The Portfolio's Class A shares will be exchanged for the Successor Fund's Class T shares and the Portfolio's Class Y shares will be exchanged for the Successor Fund's Class R shares. There will be no exchange of Class A shares of the Successor Fund. The following table sets forth as of September 30, 2003 (1) the capitalization of each Class of the Portfolio's shares, (2) the capitalization of each Class of the Successor Fund's shares* and (3) the pro forma capitalization of each Class of the Successor Fund's shares,* as adjusted showing the effect of the Reorganization had it occurred on such date.

                                                                            Pro Forma After
                                                                            Reorganization
                                    Portfolio          Successor Fund       Successor Fund
                                     Class A              Class T                Class T
                                    ---------          --------------       ---------------
  Total net assets                 $564,019,301           $0                  $564,019,301
  Net asset value per share        $20.01                 N/A                 $20.01
  Shares outstanding               28,192,502             None                28,192,502

                                                                            Pro Forma After
                                                                            Reorganization
                                    Portfolio          Successor Fund       Successor Fund
                                      Class B            Class B                Class B
                                    ---------          --------------       ---------------
  Total net assets                 $389,243,622           $0                  $389,243,622
  Net asset value per share        $19.35                 N/A                 $19.35
  Shares outstanding               20,118,008             None                20,118,008

                                                                            Pro Forma After
                                                                            Reorganization
                                    Portfolio          Successor Fund       Successor Fund
                                      Class C            Class C                Class C
                                    ---------          --------------       ---------------
  Total net assets                  $295,981,318          $0                  $295,981,318
  Net asset value per share         $19.33                N/A                 $19.33
  Shares outstanding                15,310,177            None                15,310,177

                                                                            Pro Forma After
                                                                            Reorganization
                                    Portfolio          Successor Fund       Successor Fund
                                      Class Y            Class R                Class R
                                    ---------          --------------       ---------------
  Total net assets                  $133,530,808          $0                  $133,530,808
  Net asset value per share         $20.76                N/A                 $20.76
  Shares outstanding                6,431,869             None                6,431,869

________________

*	Class T, Class B, Class C and Class R only.

           Purchase Procedures. Although the methods available to purchase shares of the Portfolio and the Successor Fund and the automatic investment services they offer are substantially similar, the procedures are different. See "Account Policies – Buying Shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in the Successor Fund's Prospectus and "How to Buy Shares" and "Shareholder Services" in the Successor Fund's Statement of Additional Information for a discussion of purchase procedures for shares of the Successor Fund.

           Distribution Plan. Class A, Class B and Class C shares of the Portfolio and Class T, Class B and Class C shares of the Successor Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the relevant Rule 12b-1 Plan, the Portfolio pays its distributor a fee at an annual rate of 0.25% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class B shares and Class C shares, and the Successor Fund pays its distributor a fee at the annual rate of 0.25% of the average daily net assets of Class T shares and 0.75% of the average daily net assets of Class B shares and Class C shares, to finance the sale and distribution of such shares. There are no Rule 12b-1 Plan fees for Class Y shares of the Portfolio or Class R shares of the Successor Fund. Because the Rule 12b-1 Plan fee is paid out of the assets attributable to the relevant Class of shares on an ongoing basis, over time it will increase the cost of your investment in such Class of shares and may cost you more than paying other types of sales charges. See "Distribution Plan and Shareholder Services Plan--Distribution Plan" in the Successor Fund's Statement of Additional Information for a discussion of the Rule 12b-1 Plan adopted for the Successor Fund.

           Shareholder Services Plan. Class A, Class B and Class C shares of the Portfolio and Class T, Class B and Class C shares of the Successor Fund are subject to shareholder services plans pursuant to which the Portfolio and the Successor Fund each pay their respective distributor (or other shareholder service providers) a fee at an annual rate of 0.25% of the average daily net assets of the relevant Class for providing shareholder services. See "Distribution Plan and Shareholder Services Plan—Shareholder Services Plan" in the Successor Fund's Statement of Additional Information for a discussion of the Shareholder Services Plan adopted for the Successor Fund.

          Redemption Procedures. Although the methods available to sell (redeem) shares of the Portfolio and the Successor Fund are substantially similar, the procedures are different. In addition, the Portfolio charges a $7.50 transaction fee for wiring redemption proceeds; the Successor Fund currently does not charge such transaction fees. See "Account Policies—Selling Shares" and "Instructions for Regular Accounts" in the Successor Fund's Prospectus and "How to Redeem Shares" in the Successor Fund's Statement of Additional Information for a discussion of redemption procedures for shares of the Successor Fund.

           Distributions. The dividend and distributions policies of the Portfolio and the Successor Fund are identical. Although it may do so more frequently, the Successor Fund, like the Portfolio, anticipates paying its shareholders any dividends or distributions once a year. The actual amount of dividends paid per share by the Portfolio and the Successor Fund is different.

           Shareholder Services. The shareholder services offered by the Portfolio and the Successor Fund are substantially similar, with additional services available in the Successor Fund. The types of privileges you currently have with respect to your Portfolio account will transfer automatically to your account with the Successor Fund. See "Services for Fund Investors" in the Successor Fund's Prospectus and "Shareholder Services" in the Successor Fund's Statement of Additional Information for a further discussion of the shareholder services offered by the Successor Fund.

REASONS FOR THE REORGANIZATION

           The Board members for the Portfolio and the Successor Fund have concluded that the Reorganization is in the best interests of the Portfolio and the Successor Fund, respectively, and their shareholders. BSAM has informed the Trust's Board that it has entered into a strategic arrangement with Dreyfus with respect to the Portfolio and the other portfolios of the Trust. Pursuant to the arrangement with respect to the Portfolio, BSAM would continue to manage the assets while Dreyfus would be responsible for the overall management of the Successor Fund. BSAM believes, and the Trust's Board concurs, that the proposed Reorganization will be advantageous to the shareholders of the Portfolio for several reasons. First, Portfolio shareholders would enjoy continuity of portfolio management. Because Dreyfus will engage BSAM to act as sub-investment adviser to the Successor Fund, the portfolio management team of the Portfolio will be the same portfolio management team for the Successor Fund. Dreyfus will oversee BSAM in accordance with the terms of their Sub-Investment Advisory Agreement. Second, while BSAM will provide day-to-day management of the Successor Fund's investments, Dreyfus will be responsible for the overall management of the Successor Fund's operations. Shareholders should benefit from Dreyfus' experience and resources in managing investment companies. Founded in 1947, Dreyfus managed approximately 200 investment company portfolios with approximately $168 billion in assets as of October 31, 2003. Third, Dreyfus and its affiliates have greater potential for retaining asset size and increasing the assets of the Successor Fund because of Dreyfus' experience in the distribution of mutual funds through a broader range of distribution channels than currently available to the Portfolio. Over the long-term, if this potential for retaining or increasing the asset base is realized, it should help manage the Successor's Fund's per share operating expenses. Fourth, for at least the next two years the Successor Fund's total annual operating expenses will not be higher than, and may be less than, the Portfolio's historical annual operating expenses. Fifth, the Successor Fund is part of a diverse family of mutual funds, currently with approximately 65 portfolios in the Dreyfus Premier Family of Funds that will be available to Successor Fund shareholders through exchanges. Currently, Portfolio shareholders may exchange into eight other portfolios of the Trust.

           The Board of Trustees for the Successor Fund considered that the Reorganization presents an opportunity for the Successor Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Successor Fund.

           The Boards for the Portfolio and the Successor Fund also considered that each fund's investment adviser, as well as Dreyfus Service Corporation (the Successor Fund's principal distributor), will benefit from the Reorganization. Because the Successor Fund will be the accounting survivor to the Portfolio and will assume the Portfolio's performance record, Dreyfus expects to be able to increase the Successor Fund's assets at a faster rate than would otherwise be possible if it began offering a fund with similar objectives and no historical performance record. Future growth of assets benefits Dreyfus because it can be expected to increase the total amount of fees payable to Dreyfus and reduce the amount of fees and expenses required to be waived or reimbursed to maintain total operating expenses at agreed upon levels. As sub-investment adviser to the Successor Fund, BSAM similarly would benefit from increases in the amount of fees resulting from increased Successor Fund assets. Dreyfus has agreed to pay BSAM a sub-investment advisory fee at the annual rate of 0.25% of the value of the Successor Fund's average daily net assets. In addition, as part of the strategic arrangement with Dreyfus, BSAM will receive other economic benefits if the Reorganization is completed, including receipt of payments from Dreyfus in consideration of BSAM's performance of other obligations under an agreement with Dreyfus.

           In determining whether to recommend approval of the Reorganization, each Board also considered (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (2) the compatibility of the Portfolio's and Successor Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Portfolio and the Successor Fund; (3) the expense ratio and information regarding the fees and expenses of the Portfolio and the estimated expense ratio and information regarding the fees and expenses of the Successor Fund; (4) the tax consequences of the Reorganization; and (5) that the costs to be incurred by the Portfolio and the Successor Fund in connection with the Reorganization would be borne by BSAM and Dreyfus, and not the Portfolio or the Successor Fund.

           For the reasons described above, the Board of Trustees for the Portfolio, including the Independent Trustees, approved the Reorganization. Similarly, the Board of Trustees for the Successor Fund, including the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

          Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the copy of the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Portfolio's shareholders, the Successor Fund will acquire all of the assets of the Portfolio in exchange for Successor Fund Class T, Class B, Class C and Class R shares and the assumption by the Successor Fund of stated liabilities of the Portfolio on May 8, 2004 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Successor Fund shares to be issued to the Portfolio will be determined on the basis of the relative net asset values per share and aggregate net assets attributable to the relevant Class of the Portfolio, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date.

           On or before the Closing Date, the Portfolio will declare a dividend or dividends that, together with all dividends that have been declared previously, will have the effect of distributing to Portfolio shareholders all of the Portfolio's previously undistributed investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income and net capital gain (after reduction for any capital loss carryforwards), if any, earned or realized for all taxable years or periods ending on or before the Closing Date.

           As soon as conveniently practicable after the Closing Date, the Portfolio will liquidate and distribute pro rata to its Class A, Class B, Class C and Class Y shareholders of record as of the close of business on the Closing Date, Successor Fund Class T, Class B, Class C and Class R shares, respectively, received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Successor Fund in the name of each Portfolio shareholder, each account representing the respective pro rata number of Successor Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Portfolio will be terminated as a series of the Trust and cease operations. After the Closing Date, any outstanding certificates representing Portfolio shares will represent Successor Fund shares distributed to the record holders of the Portfolio.

           The Plan may be amended at any time prior to the Reorganization. The Portfolio will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Portfolio and the Successor Fund under the Plan are subject to various conditions, including approval by Portfolio shareholders and the continuing accuracy of various representations and warranties of the Portfolio and the Successor Fund. Consummation of the transactions contemplated by the Plan also is subject to Dreyfus and BSAM satisfying certain obligations pursuant to their agreement. In addition, consummation of the Reorganization is subject to consummation of the reorganization of the Prime Money Market Portfolio, a series of the Trust managed by BSAM, with a newly-formed money market fund managed by Dreyfus.

           The total expenses of the Reorganization are expected to be approximately $571,000, which will be borne by BSAM and Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and BSAM and Dreyfus may pay persons holding Portfolio shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Portfolio may retain an outside firm to solicit proxies on behalf of the Trust's Board. The cost of any such outside firm solicitation, which will be paid by BSAM and Dreyfus, is estimated to be approximately $190,000.

           By approving the Reorganization, Portfolio shareholders are also, in effect, agreeing to the Successor Fund's investment advisory and distribution arrangements, Board composition, and independent auditors. If the Reorganization is not approved by Portfolio shareholders, the Trust's Board will consider other appropriate courses of action.

           Temporary Suspension of Certain of the Portfolio's Investment Restrictions. Since certain of the Portfolio's existing investment restrictions could preclude the Portfolio from consummating the Reorganization in the manner contemplated in the Plan, Portfolio shareholders are requested to authorize the temporary suspension of any investment restriction of the Portfolio to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of the Portfolio's investment restrictions will not affect the investment restrictions of the Successor Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Portfolio assets for Successor Fund shares, and the Successor Fund's assumption of the Portfolio's stated liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Portfolio will receive the opinion of Kramer Levin Naftalis & Frankel LLP, counsel to the Portfolio, and the Successor Fund will receive an opinion of Stroock & Stroock & Lavan LLP, counsel to the Successor Fund, each to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Portfolio's assets to the Successor fund in exchange solely for Successor Fund shares and the assumption by the Successor Fund of stated liabilities of the Portfolio, followed by the distribution by the Portfolio of the Successor Fund's shares to Portfolio shareholders in complete liquidation of the Portfolio, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Portfolio and the Successor Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Successor Fund upon the receipt of the assets of the Portfolio in exchange solely for Successor Fund shares and the assumption by the Successor Fund of stated liabilities of the Portfolio pursuant to the Reorganization; (3) no gain or loss will be recognized by the Portfolio upon the transfer of its assets to the Successor Fund in exchange solely for Successor Fund shares and the assumption by the Successor Fund of stated liabilities of the Portfolio or upon the distribution (whether actual or constructive) of Successor Fund shares to Portfolio shareholders in exchange for their shares of the Portfolio in liquidation of the Portfolio pursuant to the Reorganization; (4) no gain or loss will be recognized by Portfolio shareholders upon the exchange of Portfolio shares for Successor Fund shares pursuant to the Reorganization; (5) the aggregate tax basis for the Successor Fund shares received by each Portfolio shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Portfolio shares held by such shareholder immediately prior to the Reorganization, and the holding period of Successor Fund shares to be received by each Portfolio shareholder pursuant to the Reorganization will include the period during which the shareholder's Portfolio shares exchanged therefor were held by such shareholder (provided those Portfolio shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Portfolio asset acquired by the Successor Fund will be the same as the tax basis of such asset to the Portfolio immediately prior to the Reorganization, and the holding period of each Portfolio asset in the hands of the Successor Fund will include the period during which such asset was held by the Portfolio.

           The foregoing opinions will state that no opinion will be expressed as to the effect of the Reorganization on the Portfolio or the Successor Fund or any Portfolio shareholder with respect to any Portfolio asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

           Neither the Portfolio nor the Successor Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinions of counsel are not binding on the IRS nor do they preclude the IRS from adopting a contrary position. Portfolio shareholders should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Portfolio shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Required Vote and Board's Recommendation

           The Trust's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Portfolio and its shareholders and (2) the interests of shareholders of the Portfolio will not be diluted as a result of the Reorganization. Pursuant to the Trust's charter documents, an affirmative vote of a majority of the Portfolio's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization. Shareholders are entitled to one vote for each dollar of net asset value standing in the shareholder's name on the books of the Trust.

THE TRUST'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUND AND THE
PORTFOLIO

           Information about the Successor Fund is incorporated by reference into this Prospectus/Proxy Statement from the Successor Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 333-106576). Information about the Portfolio is incorporated by reference into this Prospectus/Proxy Statement from the Portfolio's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-84842).

           The Portfolio and the Successor Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Portfolio and the Successor Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of Portfolio documents can be viewed on-line or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

           In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Portfolio shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Portfolio may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Portfolio or by attending the Meeting and voting in person.

           If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Portfolio shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Portfolio shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

           In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Portfolio shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of thirty percent of the outstanding Portfolio shares entitled to vote at the Meeting.

           As of January 2, 2004, the following were known by the Portfolio to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Class of the Portfolio:

                                                              Percentage of
                 Name and Address                           Outstanding Shares
                 ----------------                           ------------------
                                                             Before and After
                                                              Reorganization
                                                             ----------------

Class Y       Custodial Trust Company                            54.34%
              101 Carnegie Center
              Princeton, New Jersey 08540-6231

              The Northern Trust Company                         19.59%
              The McGraw Hill Company Savings Plan
              P.O. Box 92994
              Chicago, Illinois 60675-2994

              Bear, Stearns & Co. Inc.                           13.02%
              For the Benefit of its Profit Sharing Plan
              Custodial Trust Company
              115 S. Jefferson Road
              Whippany, New Jersey 07981-1029

           A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

           As of January 2, 2004, Board members and officers for the Portfolio and the Successor Fund, as a group, owned less than 1% of the Portfolio's outstanding shares, respectively. No shares of the Successor Fund were outstanding as of such date.

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of the Portfolio for the fiscal year ended March 31, 2003 have been incorporated herein by reference in reliance upon the report of Deloitte & Touche LLP, the Portfolio's independent auditors, given on their authority as experts in accounting and auditing.

OTHER MATTERS

           The Trust's Trustees are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Portfolio, in care of PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, whether other persons are the beneficial owners of Portfolio shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Portfolio shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of December 11, 2003 (the "Agreement"), between THE BEAR STEARNS FUNDS (the "Trust"), a Massachusetts business trust, on behalf of S&P STARS PORTFOLIO (the "Portfolio"), and DREYFUS PREMIER MANAGER FUNDS I (the "Company"), a Massachusetts business trust, on behalf of DREYFUS PREMIER S&P STARS FUND (the "Successor Fund"). All agreements, representations, actions, obligations and covenants described herein made or to be taken or undertaken by the Portfolio and the Successor Fund are made and shall be taken or undertaken by the Trust on the Portfolio's behalf and by the Company on the Successor Fund's behalf.

           This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g). The reorganization will consist of the transfer of all of the assets of the Portfolio to the Successor Fund in exchange solely for Class T, Class B, Class C and Class R shares of beneficial interest, par value $.001 per share, of the Successor Fund (the "Successor Fund Shares"), and the assumption by the Successor Fund of stated liabilities of the Portfolio and the distribution, after the Closing Date hereinafter referred to, of the Successor Fund Shares to the holders of Class A, Class B, Class C and Class Y shares, as applicable, of the Portfolio in complete liquidation of the Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization"). The parties hereto intend that the Reorganization will qualify as a "reorganization" as defined in Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code").

           WHEREAS, the Portfolio is a series of the Trust, a registered, open-end management investment company, and the Successor Fund is a series of the Company, a registered, open-end management investment company, and all of the assets of the Portfolio are assets of the character in which the Successor Fund is permitted to invest;

           WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Portfolio and the Portfolio's shareholders and that the interests of the Portfolio's existing shareholders will not be diluted as a result of this transaction; and

           WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Successor Fund:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

           1.     THE REORGANIZATION.

           1.1     Subject to the requisite approval of the Portfolio's shareholders and the other terms and conditions contained herein, the Portfolio agrees to assign, transfer and convey to the Successor Fund all of the assets of the Portfolio, as set forth in paragraph 1.2, and the Successor Fund agrees in exchange therefor: (a) to deliver to the Portfolio the number of Successor Fund Shares, including fractional Successor Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the liabilities of the Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Successor Fund Shares, the Successor Fund shall credit the Successor Fund Shares to the Portfolio's account on the books of the Successor Fund and shall deliver a confirmation thereof to the Portfolio.

           1.2     (a) The assets of the Portfolio to be transferred to the Successor Fund shall consist of all assets and property, including, without limitation, all portfolio securities, cash, cash equivalents, commodities and futures interests and dividends and interests receivable, that are owned by the Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Portfolio, on the Closing Date (the "Assets"). The Successor Fund also shall be entitled to receive copies of all books and records that pertain to the Portfolio that the Trust is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder.

                (b) The Portfolio has provided the Successor Fund with a list of all of the Portfolio's assets, including portfolio securities, as of the date of execution of this Agreement. The Portfolio reserves the right to sell any of these securities but will not, without the prior approval of the Successor Fund, acquire any additional securities other than securities of the type in which the Successor Fund is permitted to invest.

                (c) The Assets shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Successor Fund's custodian ("Mellon Bank"), for the account of the Successor Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to Mellon Bank for the account of the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash so delivered shall be in the form of immediately available funds payable to the order of Mellon Bank for the account of the Successor Fund.

           1.3     The Portfolio will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Successor Fund shall assume the liabilities of the Portfolio reflected on an unaudited statement of assets and liabilities of the Portfolio prepared as of the Valuation Date (as defined in paragraph 2.1) (the "Liabilities") in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Successor Fund shall assume only those Liabilities of the Portfolio reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

           1.4     The Portfolio will pay or cause to be paid to the Successor Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Successor Fund hereunder. The Portfolio will transfer to the Successor Fund any distributions, rights or other assets received by the Portfolio after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets and shall not be separately valued.

           1.5     As soon after the Closing Date as is conveniently practicable, the Portfolio will distribute pro rata to holders of record of the Portfolio's Class A, Class B, Class C and Class Y shares, determined as of the close of business on the Closing Date ("Portfolio Shareholders"), Class T, Class B, Class C and Class R Successor Fund Shares, respectively, received by the Portfolio pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Portfolio's shares, by the transfer of the applicable Class of Successor Fund Shares then credited to the account of the Portfolio on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Portfolio Shareholders and representing the respective pro rata number of the applicable Class of Successor Fund Shares due such shareholders. All issued and outstanding shares of the Portfolio simultaneously will be canceled on the books of the Portfolio.

           1.6     Ownership of Successor Fund Shares will be shown on the books of the Successor Fund's transfer agent. Successor Fund Shares will be issued in the manner described in the Successor Fund's then-current prospectus and statement of additional information (collectively, the "Successor Fund's Prospectus"); the Successor Fund, however, will not issue share certificates in the Reorganization.

           1.7     Any transfer taxes payable upon issuance of the Successor Fund Shares in a name other than the registered holder of the Portfolio shares on the books of the Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Successor Fund Shares are to be issued and transferred.

           1.8     Any reporting responsibility of the Portfolio, including, the responsibility for filing regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Portfolio and Trust.

           2.     VALUATION.

           2.1     The value of the Assets shall be the value of such Assets computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Agreement and Declaration of Trust, as amended (the "Company's Charter"), and the Successor Fund's Prospectus, which are and shall be consistent with the policies currently in effect for the Trust and Portfolio.

           2.2     The net asset value of a Class T, Class B, Class C and Class R Successor Fund Share shall be the net asset value per share computed with respect to such Class of shares as of the Valuation Date, using the valuation procedures set forth in the Company's Charter and the Successor Fund's Prospectus, which are and shall be consistent with the policies currently in effect for the Trust and Portfolio.

           2.3     The number of Class T, Class B, Class C and Class R Successor Fund Shares to be issued (including fractional shares, if any) in exchange for the Portfolio's net assets shall be determined by dividing the value of the net assets attributable to Class A, Class B, Class C and Class Y, respectively, of the Portfolio determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Class T, Class B, Class C and Class R Successor Fund Share, respectively, determined in accordance with paragraph 2.2.

           2.4     Any computations of value of assets shall be made in accordance with the regular practices of The Dreyfus Corporation ("Dreyfus"), as fund accountant for the Successor Fund, and shall be subject to verification by the Portfolio and the respective independent accountants of the prices used in such computations.

           3.     CLOSING AND CLOSING DATE.

           3.1     The Closing Date shall be May 8, 2004, or such other date as to which the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at 5:00 p.m. at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as to which the parties may mutually agree.

           3.2     The Portfolio shall direct Custodial Trust Company, as custodian for the Portfolio (the "Custodian"), to deliver at the Closing a certificate of an authorized officer of the Custodian stating that: (i) the Assets have been delivered in proper form to the Successor Fund within two business days prior to or on the Closing Date and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Portfolio's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to Mellon Bank as custodian for the Successor Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Portfolio as of the Closing Date for the account of the Successor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Portfolio's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Portfolio shall be delivered to Mellon by wire transfer of federal funds on the Closing Date.

           3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Successor Fund or the Portfolio shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Successor Fund or the Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

           3.4     The Portfolio shall direct PFPC Inc., as transfer agent for the Portfolio (the "Transfer Agent"), to deliver at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Portfolio Shareholders and the number, share class and percentage ownership of outstanding Portfolio shares owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the Successor Fund Shares to be credited on the Closing Date to the Secretary of the Trust, or provide evidence satisfactory to the Trust that such Successor Fund Shares have been credited to the Portfolio's account on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

           4.     REPRESENTATIONS AND WARRANTIES.

           4.1     The Trust, on behalf of the Portfolio, represents and warrants to the Company, on behalf of the Successor Fund, as follows:

(a) The Portfolio is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

           (b)     The Trust is registered under the 1940 Act as an open-end management investment company, and the Portfolio's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

           (c)     The current prospectus and statement of additional information of the Portfolio and each prospectus and statement of additional information of the Portfolio used during the three years previous to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

           (d)     The Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Agreement and Declaration of Trust, as amended (the "Trust's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Portfolio or by which the Portfolio is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust is a party on behalf of the Portfolio or by which the Portfolio is bound.

           (e)     The Portfolio has no material contracts or other commitments outstanding (other than this Agreement) that will be terminated with liability to the Portfolio on or prior to the Closing Date.

           (f)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Portfolio of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

           (g)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Portfolio knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

           (h)     The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Portfolio for the fiscal year ended March 31, 2003 have been audited as of that date by Deloitte & Touche LLP, independent auditors, and are in accordance with generally accepted accounting principles, and such statements and schedule (copies of which have been furnished to the Successor Fund) present fairly, in all material respects, the financial condition of the Portfolio as of such date, and there are no known contingent liabilities of the Portfolio as of such date not disclosed therein.

           (i)     On the Closing Date, the Trust will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver the Assets free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Successor Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Successor Fund.

           (j)     Since March 31, 2003, there has not been any material adverse change in the Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Successor Fund.

           (k)     At the Closing Date, all federal and other tax returns and reports of the Portfolio required by law then to be filed shall have been filed and are correct in all material respects, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

           (l)     The Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, for all taxable years or periods (to the extent applicable) ending on or prior to the Closing Date and will pay the dividend(s) described in paragraph 8.6.

           (m)     All issued and outstanding shares of the Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust (recognizing that under Massachusetts law, shareholders could under certain circumstances be held personally liable for its obligations) and have been offered and sold in every state and the District of Columbia in compliance with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Portfolio's Transfer Agent, as provided in paragraph 3.4. The Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Portfolio's shares, nor is there outstanding any security convertible into any of the Portfolio's shares.

           (n)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Portfolio's shareholders, and assuming the due authorization, execution and delivery of this Agreement by the Company, this Agreement constitutes the valid and legally binding obligation of the Trust, on behalf of the Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

           (o)     The information to be furnished by the Trust, on behalf of the Portfolio, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

           (p)     The proxy statement of the Portfolio (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5, insofar as it relates to the Portfolio, will, on the effective date of the Registration Statement and on the Closing Date, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (p) shall apply only to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by or on behalf of the Trust or the Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, provided that any failure to comply with these statutes, rules and regulations is a direct result of (x) the provision of misleading or inaccurate information by or on behalf of the Trust or the Portfolio to the Company in connection with the preparation of the Proxy Statement or (y) the failure to provide any necessary and accurate information by the Trust or the Portfolio to the Company in connection with or related to the preparation of the Proxy Statement.

           4.2     The Company, on behalf of the Successor Fund, represents and warrants to the Trust, on behalf of the Portfolio, as follows:

           (a)     The Successor Fund is a duly established and designated series of the Company, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

           (b)     The Company is registered under the 1940 Act as an open-end management investment company, and the Successor Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

           (c)     The current prospectus and statement of additional information of the Successor Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

           (d)     The Successor Fund is not, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Successor Fund or by which the Successor Fund is bound or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company is a party on behalf of the Successor Fund or by which the Successor Fund is bound.

           (e)     The Successor Fund has no material contracts or other commitments outstanding (other than this Agreement) that will be terminated with liability to the Successor Fund on or prior to the Closing Date.

           (f)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Successor Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act, and the 1940 Act and by state securities law.

           (g)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Successor Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Successor Fund knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

           (h)     The Successor Fund will not have had any assets (other than assets required to meet requirements of Section 14(a) of the 1940 Act) or operations at any time prior to the Closing Date. Upon filing of its first federal income tax return at the completion of its first taxable year, the Successor Fund will elect to be treated as a regulated investment company and until such time will take all steps necessary to ensure qualification as a regulated investment company under the Code.

           (i)     All issued and outstanding shares of the Successor Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company (recognizing that under Massachusetts law, shareholders could under certain circumstances be held personally liable for its obligations). The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares.

           (j)     The Successor Fund Shares to be issued and delivered to the Portfolio for the account of Portfolio Shareholders, pursuant to the terms of this Agreement, on the Closing Date will have been duly authorized Successor Fund Shares, and will be fully paid and non-assessable by the Company.

           (k)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Company's Board, and, subject to the approval of the Portfolio's shareholders, and assuming the due authorization, execution and delivery of this Agreement by the Trust, this Agreement constitutes the valid and legally binding obligation of the Successor Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

           (l)     The Registration Statement (only insofar as it relates to the Successor Fund and is based on information furnished by the Successor Fund) will, on the effective date of the Registration Statement, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (l) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Trust or the Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

           5.     COVENANTS OF THE SUCCESSOR FUND AND THE PORTFOLIO.

           5.1     The Successor Fund and the Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

           5.2     The Trust will call a meeting of the Portfolio's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

           5.3     Subject to the provisions of this Agreement, the Portfolio and the Successor Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

           5.4     As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust shall furnish the Company, in such form as is reasonably satisfactory to the Company, a statement of the current and accumulated earnings and profits of the Portfolio for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Successor Fund under the Code, in each instance indicating the period or periods to which such earnings and profits, carryovers and other items relate or in which they arose, as applicable, which statement will be certified by the Trust's President or its Vice President and Treasurer.

           5.5     The Trust, on behalf of the Portfolio, will provide the Successor Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement, all to be included in a Registration Statement on Form N-14 of the Company, on behalf of the Successor Fund, and any supplement or amendment thereto (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act, and the 1940 Act in connection with the meeting of the Portfolio's shareholders referred to in paragraph 5.2.

           5.6     The Successor Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

           5.7     The Trust, on behalf of the Portfolio, covenants that the Portfolio is not acquiring the Successor Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

           5.8     The Trust, on behalf of the Portfolio, will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requests concerning the beneficial ownership of Portfolio shares.

           5.9     As soon as is reasonably practicable after the Closing, the Portfolio will make a liquidating distribution to Portfolio Shareholders consisting of the Successor Fund Shares received at the Closing.

           5.10     The Trust, on behalf of the Portfolio, covenants that it will, from time to time, as and when reasonably requested by the Successor Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Successor Fund may reasonably deem necessary or desirable to vest in and confirm the Successor Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

           5.11     Each of the Portfolio and the Successor Fund and the Trust and the Company shall use its best efforts to cause the Reorganization to qualify, and will not (either before or after the Closing Date) knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

           6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND.

           The obligations of the Successor Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           6.1     All representations and warranties by the Trust on behalf of the Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

           6.2     The Trust shall have delivered to the Company on the Closing Date a statement of the Portfolio's assets and liabilities, together with a list of the Portfolio's portfolio securities showing the federal income tax basis of such securities by lot and the respective holding periods of each such lot of securities, as of the Closing Date, certified by the Trust's Treasurer.

           6.3     The Trust shall have delivered to the Company on the Closing Date a certificate executed in the Trust's name by its President or Vice President and its Treasurer, in form and substance satisfactory to the Company, to the effect that the representations and warranties made in this Agreement by the Trust, on behalf of the Portfolio, are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request.

           6.4     The Portfolio and the Trust shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Portfolio or the Trust, as the case may be, on or before the Closing Date.

           6.5     The Successor Fund shall have received on the Closing Date a favorable opinion of Kramer Levin Naftalis & Frankel LLP, counsel to the Portfolio, in a form satisfactory to the Company, covering the following points:

That (a) the Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Portfolio is a duly established and designated series of the Trust; (b) this Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Portfolio, and, assuming due authorization, execution and delivery of this Agreement by the Company, on behalf of the Successor Fund, is a valid and legally binding obligation of the Trust, on behalf of the Portfolio, enforceable against the Trust, with respect to the Portfolio, in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law); (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Trust's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Portfolio is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Portfolio is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Trust, on behalf of the Portfolio, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Portfolio or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required or that materially and adversely affect the Portfolio's business; and (f) the Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

           Such counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or trustees of the Trust. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Company may reasonably request.

           In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

           6.6     The Successor Fund shall have received from Deloitte & Touche LLP a consent dated near the effective date of the Registration Statement in form and substance satisfactory to the Successor Fund, to the effect that they consent to the incorporation by reference of their report relating to the financial statements and financial highlights relating to the Portfolio in the Registration Statement.

           6.7     The Portfolio shall have previously provided to the Successor Fund (and at the Closing shall provide an update through the Closing Date of such information) data that supports a calculation of the Portfolio's total return for all periods since the organization of the Portfolio. Such data shall have been prepared in accordance in all material respects with the requirements of the 1940 Act and the regulations thereunder and the rules of the National Association of Securities Dealers, Inc.

           7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PORTFOLIO.

           The obligations of the Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Successor Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           7.1     All representations and warranties by the Company, on behalf of the Successor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

           7.2     The Company shall have delivered to the Trust on the Closing Date a certificate executed in the Company's name by its President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Trust, to the effect that the representations and warranties made in this Agreement by the Company, on behalf of the Successor Fund, are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.

           7.3     The Successor Fund and the Company shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Successor Fund or the Company, as the case may be, on or before the Closing Date.

           7.4     The Portfolio shall have received on the Closing Date a favorable opinion of Stroock & Stroock & Lavan LLP, counsel to the Successor Fund, in a form satisfactory to the Trust, covering the following points:

That (a) the Company is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Successor Fund is a duly established and designated series of the Company; (b) this Agreement has been duly authorized, executed and delivered by the Company, on behalf of the Successor Fund, and, assuming due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Portfolio, is a valid and legally binding obligation of the Company, on behalf of the Successor Fund, enforceable against the Company, with respect to the Successor Fund, in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law); (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Company's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Successor Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Successor Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Company, on behalf of the Successor Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Successor Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required or that materially and adversely affect the Successor Fund's business; and (f) the Company is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

           Such counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or trustees of the Company. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Trust may reasonably request.

           In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

           8.     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PORTFOLIO AND THE SUCCESSOR FUND.

           If any of the conditions set forth below does not exist on or before the Closing Date with respect to the Portfolio or the Successor Fund, the Trust or the Company, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

           8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Portfolio in accordance with the provisions of the Trust's Charter and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Successor Fund. Notwithstanding anything in this Agreement to the contrary, neither the Portfolio nor the Successor Fund may waive the conditions set forth in this paragraph 8.1.

           8.2     On the Closing Date, no action, suit or other proceeding shall be pending or, to either party's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

           8.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Portfolio or the Successor Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Portfolio or the Successor Fund.

           8.4     The Portfolio and the Successor Fund shall have agreed on the number of full and fractional Class T, Class B, Class C and Class R Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

           8.5     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

           8.6     The Portfolio shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to Portfolio shareholders all of the Portfolio's investment company taxable income (as defined in Code Section 852) (computed without regard to any deduction for dividends paid) for all taxable years or periods ending on or prior to the Closing Date; the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all such taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all such taxable years or periods (after reduction for any capital loss carryforwards).

           8.7     The Trust shall have received an opinion of Kramer Levin Naftalis & Frankel LLP addressed to the Trust, on behalf of the Portfolio, and the Company shall have received an opinion of Stroock & Stroock & Lavan LLP addressed to the Company, on behalf of the Successor Fund, substantially to the effect that, based on certain facts, qualifications, assumptions and representations, and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes: (a) the transfer of all of the Assets to the Successor Fund in exchange solely for the Successor Fund Shares and the assumption by the Successor Fund of the Liabilities, followed by the distribution by the Portfolio of the Successor Fund Shares to the Portfolio Shareholders in complete liquidation of the Portfolio, will qualify as a "reorganization" as defined in Section 368(a)(1)(F) of the Code, and each of the Portfolio and the Successor Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Successor Fund upon the receipt of the Assets in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of the Liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Portfolio upon the transfer of the Assets to the Successor Fund in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of the Liabilities or upon the distribution (whether actual or constructive) of Successor Fund Shares to Portfolio Shareholders in exchange for their shares of the Portfolio in liquidation of the Portfolio pursuant to the Reorganization; (d) no gain or loss will be recognized by Portfolio Shareholders upon the exchange of their Portfolio shares for the Successor Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Successor Fund Shares received by each Portfolio Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Portfolio shares held by such Portfolio Shareholder immediately prior to the Reorganization, and the holding period of the Successor Fund Shares received by each Portfolio Shareholder pursuant to the Reorganization will include the period during which the Portfolio shares exchanged therefor were held by such Portfolio Shareholder (provided the Portfolio shares were held as capital assets on the date of the exchange); and (f) the tax basis of each Asset acquired by the Successor Fund pursuant to the Reorganization will be the same as the tax basis of that Asset to the Portfolio immediately prior to the Reorganization, and the holding period of each Asset in the hands of the Successor Fund will include the period during which such Asset was held by the Portfolio. In rendering its opinion, Kramer Levin Naftalis & Frankel LLP and Stroock & Stroock & Lavan LLP each may rely upon such certificates as they shall request of the Company on behalf of the Successor Fund, the Trust on behalf of the Portfolio, Dreyfus and Bear Stearns Asset Management Inc. ("BSAM"). Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Portfolio may waive the condition set forth in this paragraph 8.7.

           In rendering its opinion, each counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

           No opinions will be expressed as to the effect of the Reorganization on (i) the Portfolio or the Successor Fund with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Portfolio that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

           8.8     The transactions contemplated by this Agreement shall not be consummated unless the closing conditions set forth in a certain Transaction Agreement between BSAM and Dreyfus dated November 17, 2003 (the "Transaction Agreement") have been satisfied as provided in said agreement.

           9.     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

           9.1     The Trust and the Company agree that neither party has made any representation, warranty or covenant not set forth herein and this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.

           9.2     The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

           10.     TERMINATION OF AGREEMENT.

           This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties or by either party (i) if the Closing shall not have occurred on or before May 17, 2004, unless such date is extended by mutual agreement of the parties, (ii) if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith, or (iii) upon termination of the Transaction Agreement. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

           11.     AMENDMENTS.

           This Agreement may be amended, modified and supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and the Trust; provided, however, that following the meeting of shareholders of the Portfolio referred to in paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Successor Fund Shares to be issued to the Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

           12.     EXPENSES.

           12.1     Each of the Trust and the Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

           12.2     Each party acknowledges that all expenses incurred in connection with the Reorganization will be borne by the Porfolio's and Successor Fund's respective investment adviser pursuant to the Transaction Agreement.

           13.     NOTICES.

           Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

If to the Trust,

The Bear Stearns Funds
383 Madison Avenue
New York, New York 10179
Attn: Stephen A. Bornstein
Telephone: 212-272-2553
Fax: 212-272-3107

If to the Company,

Dreyfus Premier Manager Funds I
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
Attn: Jeff Prusnofsky
Telephone: 212-922-6000
Fax: 212-922-6880

           14.     HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY.

           14.1     The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

           14.2     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

           14.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust and the Company shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

           14.4     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           14.5     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust or the Company personally, but shall bind only the property of the Portfolio or the Successor Fund, as the case may be, as provided in the Trust's or Company's Charter; a copy of each such Charter is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal offices of the relevant fund. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Portfolio or the Successor Fund, as the case may be.

           IN WITNESS WHEREOF, the Trust and the Company each have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

THE BEAR STEARNS FUNDS, on behalf of S&P STARS Portfolio By: /s/ Barry Sommers Barry Sommers President

ATTEST: /s/ Stephen A. Bornstein Stephen A. Bornstein, Secretary

DREYFUS PREMIER MANAGER FUNDS I, on behalf of Dreyfus Premier S&P STARS Fund By: /s/ Stephen E. Canter Stephen E. Canter, President

ATTEST: /s/ Jeff Prusnofsky Jeff Prusnofsky, Secretary

EXHIBIT B

DESCRIPTION OF BOARD MEMBERS FOR THE SUCCESSOR FUND

Name (Age)                          Principal Occupation
Position with Company               During Past 5 Years            Other Board Memberships and Affiliations*
--------------------------          ------------------------       ------------------------------------------

Joseph S. DiMartino (60)            Corporate Director and         The Muscular Dystrophy Association, Director
Chairman of the Board               Trustee                        Levcor International, Inc., an apparel fabric
                                                                      processor, Director
                                                                   Century Business Services, Inc., a provider of
                                                                      outsourcing functions for small and medium
                                                                      size companies, Director
                                                                   The Newark Group, a provider of a national market
                                                                      of paper recovery facilities, paperboard mills
                                                                      and paperboard converting plants, Director

David P. Feldman (63)               Corporate Director and         BBH Mutual Funds Group (11 funds), Director
Board Member                        Trustee                        The Jeffrey Company, a private investment
                                                                      company, Director
                                                                   QMED, a medical device company, Director

Ehud Houminer (63)                  Professor and                  Avnet Inc., an electronics distributor, Director
Board Member                          Executive-in-Residence at    International Advisory Board to the MBA Program
                                      the Columbia Business          School of Management, Ben Gurion University,
                                      School, Columbia               Chairman
                                      University;                  Explore Charter School, Brooklyn, NY, Chairman

                                    Principal of Lear, Yavitz
                                      and Associates, a
                                      management consulting firm
                                      from 1996 to 2001

Gloria Messinger (73)               Arbitrator for American        Yale Law School Fund, Director
Board Member                          Arbitration Association      Theater for a New Audience, Inc., Director
                                      and National Association     New York Women's Agenda Music Performance Trust
                                      of Securities Dealers,         Fund, Director
                                      Inc.;                        Brooklyn Philharmonic,Director

                                    Consultant in Intellectual
                                      Property

T. John Szarkowski (77)             Consultant in Photography      Photography Department at The Museum of Modern
Board Member                                                       Art, Director Emeritus

Anne Wexler (73)                    Chairman of the Wexler         Wilshire Mutual Funds (5 funds), Director
Board Member                          Group, consultants           Methanex Corporation, a methanol production
                                      specializing in government     company, Director
                                      relations and public         Member of the Council of Foreign Relations
                                      affairs                      Member of the National Park Foundation

-----------------------------
* Each Board member also is a Board member of other mutual funds in the Dreyfus
Fund Complex.

THE BEAR STEARNS FUNDS

S&P STARS PORTFOLIO

           The undersigned shareholder of the S&P STARS Portfolio (the "Portfolio"), a series of The Bear Stearns Funds (the "Trust"), hereby appoints Stephen A. Bornstein, Frank Maresca and Vincent L. Pereira, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Portfolio standing in the name of the undersigned at the close of business on January 2, 2004, at a Special Meeting of Shareholders to be held at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, 13th Floor, Conference Room S, at 12:30 p.m., on Thursday, March 11, 2004, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Portfolio to Dreyfus Premier S&P STARS Fund (the "Successor Fund"), in exchange for the Successor Fund's Class T, Class B, Class C and Class R shares having an aggregate net asset value equal to the value of the Portfolio's net assets and the assumption by the Successor Fund of stated liabilities of the Portfolio (the "Reorganization"). Class T, Class B, Class C and Class R shares of the Successor Fund received in the Reorganization will be distributed by the Portfolio to its Class A, Class B, Class C and Class Y shareholders, respectively, in liquidation of the Portfolio, after which the Portfolio will cease operations.

                 FOR                         AGAINST                     ABSTAIN
                 /__/                         /__/                         /__/
2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: ___________________ __________________________ Signature(s) __________________________ Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

January 16, 2004

Acquisition of the Assets of

S&P STARS PORTFOLIO

(A series of The Bear Stearns Funds)

383 Madison Avenue
New York, New York 10179

1-800-447-1139

By and in Exchange for Shares of

DREYFUS PREMIER S&P STARS FUND
(A series of Dreyfus Premier Manager Funds I)

200 Park Avenue
New York, New York 10166

1-800-554-4611

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated January 16, 2004 relating specifically to the proposed transfer of all of the assets of the S&P STARS Portfolio (the "Portfolio"), a series of The Bear Stearns Funds (the "Trust"), in exchange for Class T, Class B, Class C and Class R shares of Dreyfus Premier S&P STARS Fund (the "Successor Fund"), a series of Dreyfus Premier Manager Funds I, and the assumption by the Successor Fund of stated liabilities of the Portfolio. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

                1. The Portfolio's Annual Report for the fiscal year ended March 31, 2003.

                2.The Portfolio's Semi-Annual Report for the six-month period ended September 30, 2003.

                3. The Portfolio's Statement of Additional Information dated August 1, 2003, as revised August 8, 2003.

                4. The Successor Fund's Statement of Additional Information dated December 9, 2003.

           The Prospectus/Proxy Statement dated January 16, 2004 may be obtained by writing to the Portfolio at PFPC Inc., P.O. Box 9803, Providence, Rhode Island 02940-8030, or the Successor Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

           The Portfolio's Statement of Additional Information dated August 1, 2003, as revised August 8, 2003, is incorporated herein by reference to the Trust's Post-Effective Amendment No. 32 to its Registration Statement on Form N-1A, filed July 25, 2003 (File No. 33-84842). The financial statements of the Portfolio are incorporated herein by reference to its Annual Report for its fiscal year ended March 31, 2003, and its Semi-Annual Report dated September 30, 2003.

THE BEAR STEARNS FUNDS

S&P STARS OPPORTUNITIES PORTFOLIO

Dear Shareholder:

           As a shareholder of the S&P STARS Opportunities Portfolio (the "Portfolio") you are being asked to vote on an Agreement and Plan of Reorganization to allow the Portfolio to transfer all of its assets in a tax-free reorganization to Dreyfus Premier S&P STARS Opportunities Fund (the "Successor Fund"), in exchange for shares of the Successor Fund and the assumption by the Successor Fund of stated liabilities of the Portfolio. If the Agreement and Plan of Reorganization is approved and consummated for the Portfolio, you would no longer be a shareholder of the Portfolio, but would become a shareholder of the Successor Fund, which has the same investment objective and substantially similar management policies as the Portfolio. The Portfolio is a series of The Bear Stearns Funds (the "Trust") and the Successor Fund is a series of Dreyfus Premier Manager Funds I.

           Bear Stearns Asset Management Inc. ("BSAM"), the Portfolio's investment adviser, has informed the Trust's Board that it has entered into a strategic arrangement with The Dreyfus Corporation ("Dreyfus"), the Successor Fund's manager, with respect to the Portfolio and the other portfolios of the Trust. Subject to shareholder approval of the reorganization and the transactions described in the enclosed materials, Dreyfus will provide day-to-day management of the Successor Fund's investments pursuant to substantially the same investment strategy that BSAM currently uses for the Portfolio. In addition, Dreyfus or its affiliates will assist in all other operations of the Successor Fund, including the distribution of Successor Fund shares and provision of transfer agency and custody services. As a shareholder of the Successor Fund, you would have access to the additional investment options and shareholder services offered by the Dreyfus Premier Family of Funds, while pursuing the same investment goal you currently pursue as a shareholder of the Portfolio.

           The Successor Fund was established solely for the purpose of effecting the Portfolio's reorganization, and will carry on the business of the Portfolio and inherit its performance and financial records.

           After careful review, the Trust's Board of Trustees has unanimously approved the proposed reorganization. The Trustees believe that the proposal set forth in the notice of meeting for the Portfolio is important and recommend that you read the enclosed materials carefully and then vote for the proposal.

           Remember, your vote is extremely important, no matter how large or small your Portfolio holdings. To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

           Further information about the transaction is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call Mutual Fund Investor Connect,™ a professional solicitation group engaged by BSAM, at 1-800-249-7115.

Sincerely, Barry Sommers President

January 16, 2004

TRANSFER OF THE ASSETS OF
S&P STARS OPPORTUNITIES PORTFOLIO
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS PREMIER S&P STARS OPPORTUNITIES FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY S&P STARS OPPORTUNITIES PORTFOLIO INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier S&P STARS Opportunities Fund (the "Successor Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about May 8, 2004 (the "Closing Date") and will no longer be a shareholder of the Portfolio. The Portfolio will then cease operations. You will receive the same number of Class T, Class B, Class C or Class R shares of the Successor Fund as the number of Class A, Class B, Class C or Class Y shares of the Portfolio you held and with a value equal to the value of your investment in the Portfolio as of the Closing Date.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The reorganization will permit Portfolio shareholders to pursue the same investment goals in a fund that is part of a larger fund complex--the Dreyfus Family of Funds--offering shareholders more investment options and shareholder privileges. The Dreyfus Family of Funds consists of approximately 200 investment portfolios, and includes a wide range of equity, fixed-income, municipal bond and money market funds. Currently, approximately 65 of these portfolios would be available to you as a shareholder of the Successor Fund through exchange privileges. Dreyfus' management experience, together with its significantly larger mutual funds distribution network, should provide the Successor Fund with a greater opportunity to retain asset size and attract additional assets than is currently available to the Portfolio. Over the long-term, if this potential for a larger asset base is realized, it should help manage the Successor Fund's per share operating expenses and increase the ability of the Successor Fund to take advantage of portfolio management options. Other potential benefits are described herein.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Successor Fund and the Portfolio have the same investment objective. In addition, the investment policies, practices and limitations of each fund (and the related risks) are substantially similar. Both the Portfolio and the Successor Fund seek long-term capital appreciation. Dreyfus is the Successor Fund's investment adviser, and will provide day-to-day management of the Successor Fund's investments using substantially the same investment approach as Bear Stearns Asset Management Inc. ("BSAM"), the Portfolio's investment adviser, currently uses for the Portfolio. For additional information regarding the funds, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not realize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Portfolio shares will carry over to the shareholder's Successor Fund shares. The Portfolio will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution would be taxable to shareholders.

WILL THE PROPOSED REORGANIZATION CHANGE TOTAL FUND EXPENSES?

Dreyfus has agreed to cap the Successor Fund's operating expenses for the two-year period following the reorganization so that the total annual operating expenses of the Successor Fund do not exceed the annual operating expenses of the Portfolio, after giving effect to fee waivers and expense reimbursements, as reflected under "Fees and Expenses" in the Portfolio's current prospectus. Also, the Successor Fund will not charge a $7.50 wire redemption fee, which the Portfolio currently charges for wiring redemption proceeds. Accordingly, during such period, the total operating expenses of the Successor Fund will not be higher than, and may be lower than, the Portfolio's historical operating expenses.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER INVESTMENT MANAGEMENT FEE?

The Portfolio currently pays BSAM an investment advisory fee and pays an affiliate of BSAM an administrative fee. In addition, the Portfolio pays a third party for the provision of certain other administrative and fund accounting services. Under its agreement with Dreyfus, the Successor Fund has agreed to pay Dreyfus a management fee for the provision of investment advisory, administrative and fund accounting services. As a result of the reorganization, the management fee payable to Dreyfus by the Successor Fund will not exceed the aggregate annual rate of fees payable by the Portfolio to BSAM, its affiliate and the third party for the provision of such services as of the Closing Date.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE SUCCESSOR FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE PORTFOLIO?

Yes. You will continue to enjoy the same shareholder privileges, with some modifications to certain of the privileges, as described in the enclosed Prospectus for the Successor Fund. As part of a large mutual fund complex, the Successor Fund offers its shareholders more investment options for fund exchanges and additional shareholder privileges. The Successor Fund offers Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, and Dreyfus Auto-Exchange Privilege. You also may purchase and sell shares of the Successor Fund online through the Dreyfus.com website.

WILL I BE CHARGED A SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge or CDSC will be imposed at the time of the reorganization. Any subsequent investment in the Successor Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class T shares subject to a CDSC) of the Successor Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Portfolio (calculated from the date of original purchase of Portfolio shares). Class B shares of the Successor Fund received in the reorganization also will be subject to the same conversion schedule as Class B shares of the Portfolio. Additional Class B shares of the Successor Fund purchased after the reorganization will be subject to the Successor Fund's CDSC and conversion schedules.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

BSAM and Dreyfus, and not the Portfolio or the Successor Fund, will pay the expenses relating to the proposed reorganization.

HOW DOES THE BOARD OF TRUSTEES FOR THE PORTFOLIO RECOMMEND I VOTE?

The Board has determined that reorganizing the Portfolio into a newly-formed investment company that has the same investment objective and substantially similar investment policies as the Portfolio and that is part of the Dreyfus Family of Funds offers potential benefits to shareholders of the Portfolio. These potential benefits include:

•	Dreyfus' experience and resources in managing mutual funds;
•	A greater potential to retain asset size and attract additional assets, which, in the long-term, may help manage per share operating expenses;
•	Dreyfus' commitment to limit the total operating expenses of the Successor Fund for two years after the reorganization; and
•	The exchange privileges and other services offered to shareholders of the Successor Fund.

The Trustees believe the reorganization is in the best interests of the Portfolio and its shareholders. Therefore, the Board of Trustees recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

THE BEAR STEARNS FUNDS

S&P STARS OPPORTUNITIES PORTFOLIO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

           A Special Meeting of Shareholders of the S&P STARS Opportunities Portfolio (the "Portfolio"), a series of The Bear Stearns Funds, will be held at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, 13th Floor, Conference S, on Thursday, March 11, 2004, at 1:00 p.m., for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Portfolio to Dreyfus Premier S&P STARS Opportunities Fund (the "Successor Fund"), in exchange for the Successor Fund's Class T, Class B, Class C and Class R shares having an aggregate net asset value equal to the value of the Portfolio's net assets and the assumption by the Successor Fund of stated liabilities of the Portfolio (the "Reorganization"). Class T, Class B, Class C and Class R shares of the Successor Fund received in the Reorganization will be distributed by the Portfolio to its Class A, Class B, Class C and Class Y shareholders, respectively, in liquidation of the Portfolio, after which the Portfolio will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on January 2, 2004 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees Stephen A. Bornstein Secretary

New York, New York
January 16, 2004

WE NEED YOUR PROXY VOTE

           A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF PORTFOLIO SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE PORTFOLIO WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE PORTFOLIO TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer Of The Assets Of

S&P STARS OPPORTUNITIES PORTFOLIO
(A Series of The Bear Stearns Funds)

To And In Exchange For Shares Of

DREYFUS PREMIER S&P STARS OPPORTUNITIES FUND
(A Series of Dreyfus Premier Manager Funds I)

PROSPECTUS/PROXY STATEMENT
January 16, 2004

Special Meeting of Shareholders
To Be Held on Thursday, March 11, 2004

           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of The Bear Stearns Funds (the "Trust") on behalf of the S&P STARS Opportunities Portfolio (the "Portfolio") to be used at the Special Meeting of Shareholders (the "Meeting") of the Portfolio to be held on Thursday, March 11, 2004, at 1:00 p.m., at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, 13th Floor, Conference Room S, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on January 2, 2004 are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Portfolio transfer all of its assets to Dreyfus Premier S&P STARS Opportunities Fund (the "Successor Fund"), in exchange for the Successor Fund's shares and the assumption by the Successor Fund of stated liabilities of the Portfolio, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Successor Fund shares received by the Portfolio will be distributed to Portfolio shareholders, with each shareholder receiving a pro rata distribution of Successor Fund shares (or fractions thereof) for Portfolio shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Portfolio shares a number of Class T shares, Class B shares, Class C shares or Class R shares (or fractions thereof) of the Successor Fund equal in value to the aggregate net asset value of the shareholder's Class A, Class B, Class C or Class Y Portfolio shares, respectively, as of the date of the Reorganization. Thus, at the close of the Reorganization, you will hold the same number of shares of the Successor Fund as you held in the Portfolio immediately before the Reorganization and the aggregate net asset value of such shares will be the same as the aggregate net asset value of your shares of the Portfolio as of the Reorganization date.

           This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Successor Fund that Portfolio shareholders should know before voting on the proposal or investing in the Successor Fund.

           A Statement of Additional Information ("SAI") dated January 16, 2004, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Successor Fund and the Portfolio. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Successor Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Successor Fund and the Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Successor Fund, as in the Portfolio, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Successor Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

           The Portfolio and the Successor Fund are open-end management investment companies. The Successor Fund has not yet commenced investment operations and was established solely for the purpose of effecting the Reorganization. It has the same investment objective and substantially similar investment policies and restrictions as the Portfolio. The Dreyfus Corporation ("Dreyfus") is the Successor Fund's investment adviser and will provide day-to-day management of the Successor Fund's investments pursuant to substantially the same investment strategy that Bear Stearns Asset Management Inc. ("BSAM"), the Portfolio's investment adviser, currently uses for the Portfolio. If the Reorganization is approved by shareholders of the Portfolio, the Successor Fund will carry on the business of the Portfolio and will inherit the Portfolio's performance and financial records following consummation of the Reorganization. A comparison of the Portfolio and the Successor Fund is set forth in this Prospectus/Proxy Statement.

           The Successor Fund's Prospectus dated December 16, 2003, as revised January 9, 2004, accompanies this Prospectus/Proxy Statement, and is incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Portfolio's most-recent Prospectus, its Annual Report for the fiscal year ended March 31, 2003 and Semi-Annual Report for the six months ended September 30, 2003, please write to the Portfolio at PFPC Inc., P. O. Box 9830, Providence, Rhode Island 02940-8030 (Attention: The Bear Stearns Funds), or call 1-800-447-1139.

           Shareholders are entitled to one vote for each dollar of net asset value standing in the shareholder's name. Class A, Class B, Class C and Class Y shareholders will vote together on the proposal. Portfolio shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of January 2, 2004, the following numbers of Portfolio shares were issued and outstanding:

Class A Shares      Class B Shares      Class C Shares      Class Y Shares
 Outstanding         Outstanding         Outstanding         Outstanding
--------------      --------------      --------------      --------------

  1,661,356           1,338,780           1,006,307            49,521

           Proxy materials will be mailed to shareholders of record on or about January 28, 2004.

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Successor Fund and the Portfolio

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization

Exhibit B: Description of Board Members for the Successor Fund	A-1 B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE
PORTFOLIO TO THE SUCCESSOR FUND

SUMMARY

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Successor Fund's Prospectus, the Portfolio's Prospectus and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Trust's Board, including the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio or Successor Fund ("Independent Trustees"), has unanimously approved an Agreement and Plan of Reorganization (the "Plan") for the Portfolio. The Plan provides that, subject to the requisite approval of the Portfolio's shareholders, on the date of the Reorganization the Portfolio will assign, transfer and convey to the Successor Fund all of the assets of the Portfolio, including all securities and cash, in exchange for Class T, Class B, Class C and Class R shares of the Successor Fund having an aggregate net asset value equal to the value of the Portfolio's net assets, and the Successor Fund will assume stated liabilities of the Portfolio. The Portfolio will distribute all Successor Fund shares received by it among its shareholders so that each Class A, Class B, Class C and Class Y Portfolio shareholder will receive a pro rata distribution of Successor Fund Class T, Class B, Class C and Class R shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Portfolio shares as of the date of the Reorganization. Thereafter, the Portfolio will be terminated as a series of the Trust and cease operations.

           As a result of the Reorganization, each Portfolio shareholder will cease to be a shareholder of the Portfolio and will become a shareholder of the Successor Fund as of the close of business on the date of the Reorganization. No sales charge or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Any subsequent redemption of Class B or Class C shares (or Class T shares subject to a CDSC) of the Successor Fund received in exchange for Portfolio shares as a result of the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Portfolio and would be calculated from the date of original purchase of such Portfolio shares. Any investment in the Successor Fund after the Reorganization will be subject to any applicable sales charges of the Successor Fund.

           The Trust's Board has unanimously concluded that the Portfolio's participation in the Reorganization would be in the best interests of the Portfolio and its shareholders and the interests of the Portfolio's existing shareholders would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Portfolio and the Successor Fund each will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Portfolio, the Portfolio's shareholders, or the Successor Fund as a result of the Reorganization. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Portfolio and the Successor Fund. The following discussion is primarily a summary of certain parts of the Portfolio's Prospectus and the Successor Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Portfolio and the Successor Fund have identical investment goals and substantially similar investment approaches. The Portfolio and the Successor Fund each seek long-term capital appreciation. This investment objective is a fundamental policy, which cannot be changed without the approval of a majority of the relevant fund's outstanding voting shares.

           Under normal circumstances, the Successor Fund, like the Portfolio, will invest at least 80% of its net assets in securities that have been ranked at the time of purchase by Standard & Poor's ("S&P") analysts according to the Standard & Poor's Stock Appreciation Ranking System (or "STARS").

           S&P's research staff analyzes and ranks the stocks of approximately 1,100 issuers and evaluates their short-to-intermediate term (up to 12 months) appreciation potential, as shown below:

*****	Buy	Expected to be among the best performers over the next 6 to 12 months

****	Accumulate	Expected to be an above- average performer

***	Hold	Expected to be an average performer

**	Avoid	Expected to be a below- average performer

*	Sell	Expected to be a well-below- average performer

           In seeking to achieve the investment objective of the Successor Fund, Dreyfus, as BSAM does for the Portfolio, will principally use STARS to identify common stocks in the highest category (five-STARS) for purchase and in the lowest category (one-STARS) for short selling. This investment approach is designed to provide opportunities to achieve performance that exceeds the Standard & Poor's MidCap 400 Index's total return.

           Dreyfus generally will select securities of companies that, at the time of purchase, have market capitalizations of under $7 billion or are components of either the Standard & Poor's MidCap 400 Index or the Standard & Poor's SmallCap 600 Index.

           Generally, the Successor Fund, like the Portfolio, will invest at least 75% of its total assets in U.S. common stocks and U.S. dollar-denominated American Depositary Receipts ("ADRs") that are listed on U.S. exchanges that, at the time of initial purchase, are ranked five-STARS, or, at the time of short sale, are ranked one-STARS.

           Generally, the Successor Fund, like the Portfolio, may invest up to 25% of its total assets in U.S. common stocks and ADRs without regard to STARS ranking at the time of purchase. This strategy will allow Dreyfus, as it does currently BSAM, to consider a larger universe of stocks that S&P does not follow, and the Successor Fund, like the Portfolio, may purchase more "lower-rated" securities (or sell short more "higher-rated" securities) than it otherwise could.

           In selecting investments for the Successor Fund, Dreyfus will analyze, as BSAM does for the Portfolio, the stocks ranked by S&P analysts according to STARS and will select those it believes have the best potential for capital appreciation. Dreyfus will focus on companies that show the potential to achieve growth at a reasonable price. Dreyfus will consider various factors including market segment, industry, earnings history, price-to-earnings ratio and management.

           If S&P downgrades a security held by the Successor Fund to four-STARS from five-STARS, the Successor Fund, as is the case with the Portfolio, may purchase additional shares of that security without limitation. Similarly, if S&P upgrades a security held by the Successor Fund to two-STARS from one-STARS, the Successor Fund, as is the case with the Portfolio, may sell short additional shares of that security without limitation. If, however, S&P downgrades a security held by the Successor Fund from five- or four-STARS to three-STARS or lower, that security will be subject to the 25% limitation on acquiring securities without regard to STARS ranking. Similarly, if S&P upgrades a security sold short by the Successor Fund from one- or two-STARS to three-STARS or higher, that security also will be subject to the 25% limitation on investments made without regard to STARS ranking.

           Like the Portfolio, the Successor Fund may "sell short" securities; generally, securities that at the time of their initial sale are rated one-STARS.

           Like the Portfolio, the Successor Fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy.

           The Portfolio and the Successor Fund may engage in leverage by borrowing money to purchase securities. Each fund may borrow up to 33-1/3% of the value of its total assets.

           The Portfolio and Successor Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Portfolio's or Successor Fund's total assets.

           "Standard & Poor's®", "S&P®" and "STARS®" are trademarks of Standard & Poor's and have been licensed for use. Neither the Portfolio nor the Successor Fund is sponsored, managed, advised, sold or promoted by S&P.

           Main Risks. Because each fund has the same investment objective and substantially similar investment policies and restrictions, the principal risks associated with an investment in the Portfolio and the Successor Fund are substantially similar, although they may be described differently in the relevant Prospectus. Principal risks, as described in the Successor Fund's Prospectus, are discussed below. As a result, the value of your investment in the Successor Fund, as in the Portfolio, will fluctuate, sometimes dramatically, which means you could lose money.

•	Market risk. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Issuer risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•	Smaller company risk. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. The Successor Fund, like the Portfolio, may elect not to acquire such securities if it determines it cannot buy or sell them in sufficient quantities at attractive prices.

•	Market sector risk. Each fund may overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•	STARS rankings risk. S&P STARS rankings represent the subjective determination of S&P's analysts, and may not accurately assess the investment prospects of a particular security. Past performance of securities included in the S&P STARS system does not necessarily predict the future performance of the Portfolio or Successor Fund.

•	Short sale risk. Each fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales may involve substantial risk and "leverage." Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

•	Leveraging risk. Each fund may use leverage, such as borrowing money to purchase securities, lending portfolio securities and engaging in forward commitment transactions, which could magnify the fund's gains or losses.

•	Derivatives risk. Each fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies). A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

•	Foreign investment risk. To the extent a fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund's volatility.

•	Non-diversification risk. The Successor Fund and Portfolio are each non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

           Under adverse market conditions, each fund may invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

           Each fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

           Each fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

           Management Fee. The Portfolio and the Successor Fund have different management fee structures. Pursuant to an Amended and Restated Investment Advisory Agreement with BSAM, the Portfolio has agreed to pay BSAM a fee for investment advisory services at the annual rate of 0.75% of the value of the Portfolio's average daily net assets. In addition to the advisory fee, the Portfolio has agreed to pay Bear Stearns Funds Management Inc. ("BSFM"), an affiliate of BSAM, pursuant to an Administration Agreement, an administration fee at the maximum annual rate of 0.15% of the value of the Portfolio's average daily net assets. BISYS Fund Services Ohio, Inc. ("BISYS") also provides certain administrative services to the Portfolio, pursuant to a Fund Accounting and Administrative Services Agreement, at the maximum annual rate of 0.035% of the value of the Portfolio's average daily net assets. The administrative fee payable to BSFM varies with the size of the Portfolio's assets, and is charged at an annual rate of 0.15% of Portfolio net assets up to $1 billion, 0.12% of the next $1 billion of such assets, 0.10% of the next $3 billion of such assets and 0.08% of Portfolio net assets above $5 billion. The fee payable to BISYS varies with the size of the Trust's assets, but was chargeable at the maximum rate for the Portfolio's last fiscal year, and subjects the Trust to a minimum annual fee of $1,120,000.

           Pursuant to the Management Agreement with Dreyfus, the Successor Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.70% of the value of the Successor Fund's average daily net assets. The services covered in the Portfolio's Advisory Agreement with BSAM, Administration Agreement with BSFM and Fund Accounting and Administrative Services Agreement with BISYS, which resulted in an aggregate fee payable of 0.935% of the Portfolio's average daily net assets for the fiscal year ended March 31, 2003, are included in the management fee payable by the Successor Fund to Dreyfus. Thus, as a result of the Reorganization, the management fee payable to Dreyfus by the Successor Fund will not exceed the aggregate annual rate of fees payable by the Portfolio to BSAM, BSFM and BISYS for the provision of investment advisory and administrative services.

           S&P License Fee. The Successor Fund will pay a license fee at the annual rate of 0.15% of the Successor Fund's average daily net assets for the use of certain of S&P's proprietary tradenames and trademarks. BSAM pays a license fee on behalf of the Portfolio directly to S&P from BSAM's own assets for the use of such tradenames and trademarks.

           Sales Charges. The schedules of sales charges imposed at the time of purchase of Class T shares of the Successor Fund are lower than the sales charges imposed at the time of purchase of Class A shares of the Portfolio. The maximum sales charge imposed on the purchase of Class A shares of the Portfolio is 5.50% and for Class T shares of the Successor Fund is 4.50% for investments of less than $50,000. In addition, for purchases of Successor Fund Class T shares in amounts ranging from $50,000 to $499,999, the front-end sales charge is 0.75% less than, and for amounts of $500,000 to $999,999, the front-end sales charge is 0.50% less than, that charged for Portfolio Class A shares of the same amount. Portfolio Class A shares and Successor Fund Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to a 1.00% CDSC. Class T shares of the Successor Fund, like Class A shares of the Portfolio, are subject to a Rule 12b-1 distribution plan fee of 0.25%. The Successor Fund also will offer Class A shares which will be subject to a higher maximum sales charge than the sales charge for Class A shares of the Portfolio, but not to ongoing Rule 12b-1 plan fees. Class A shares of the Successor Fund are not being exchanged as part of the Reorganization. With respect to Class B or Class C shares of the Successor Fund received by shareholders in exchange for Portfolio shares as a result of the Reorganization, the CDSC imposed by the Successor Fund at the time of redemption of such Class B shares and Class C shares is identical to that imposed by the Portfolio. Additional Class B shares of the Successor Fund purchased after the Reorganization will be subject to the Successor Fund's maximum CDSC of 4% and will convert to Class A shares of the Successor Fund in the sixth year after purchase, instead of 5% and conversion in the eighth year after purchase, respectively, as is the case with Class B shares of the Portfolio purchased before December 1, 2003. Class B shares of the Portfolio purchased on or after December 1, 2003 are subject to the same CDSC and conversion schedules as Class B shares of the Successor Fund.

           No sales charge or CDSC will be imposed at the time of the Reorganization.

           Expenses. The fees and expenses set forth below are as of March 31, 2003, the Portfolio's most recent fiscal year end. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Portfolio and the Successor Fund, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Successor Fund for the two-year period after the Reorganization, so that Successor Fund expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the Portfolio's net operating expenses listed in the fee table.

Annual Fund Operating Expenses
(expenses paid from fund assets) as a
percentage of average daily net assets:

                                                                       Pro Forma After
                                                                        Reorganization
                                Portfolio        Successor Fund         Successor Fund
                                 Class A            Class T                Class T
                                ---------        --------------        ---------------
Management fees                    .75%               .70%*                  .70%*
Rule 12b-1 fee                     .25%               .25%                   .25%
Shareholder services fee           .25%               .25%                   .25%
Other expenses                     .69%               .65%+                  .65%+
--------------                  ---------        --------------        ---------------
Total                             1.94%              1.85%                  1.85%
Fee waiver and/or expense         (.44)%             (.35)%                 (.35)%
reimbursement
Net operating expenses            1.50%              1.50%                  1.50%

                                                                       Pro Forma After
                                                                        Reorganization
                                Portfolio        Successor Fund         Successor Fund
                                 Class B            Class B                Class B
                                ---------        --------------        ---------------
Management fees                    .75%               .70%*                  .70%*
Rule 12b-1 fee                     .75%               .75%                   .75%
Shareholder services fee           .25%               .25%                   .25%
Other expenses                     .69%               .67%+                  .67%+
--------------                  ---------        --------------        ---------------
Total                             2.44%              2.37%                  2.37%
Fee waiver and/or expense         (.44)%             (.37)%                 (.37)%
reimbursement
Net operating expenses            2.00%              2.00%                  2.00%

                                                                       Pro Forma After
                                                                        Reorganization
                                Portfolio        Successor Fund         Successor Fund
                                 Class C            Class C                Class C
                                ---------        --------------        ---------------
Management fees                    .75%               .70%*                  .70%*
Rule 12b-1 fee                     .75%               .75%                   .75%
Shareholder services fee           .25%               .25%                   .25%
Other expenses                     .69%               .65%+                  .65%+
--------------                  ---------        --------------        ---------------
Total                             2.44%              2.35%                  2.35%
Fee waiver and/or expense         (.44)%             (.35)%                 (.35)%
reimbursement
Net operating expenses            2.00%              2.00%                  2.00%

                                                                       Pro Forma After
                                                                        Reorganization
                                Portfolio        Successor Fund         Successor Fund
                                 Class Y            Class R                Class R
                                ---------        --------------        ---------------
Management fees                    .75%               .70%*                  .70%*
Rule 12b-1 fee                     None               None                   None
Shareholder services fee           None               None                   None
Other expenses                     .69%               .54%+                  .54%+
--------------                  ---------        --------------        ---------------
Total                             1.44%              1.24%                  1.24%
Fee waiver and/or expense         (.44)%             (.24)%                 (.24)%
reimbursement
Net operating expenses            1.00%              1.00%                  1.00%

____________________

*	Management fees for the Successor Fund, in addition to investment advisory services, cover administrative and internal accounting services, which are included for the Portfolio under "Other expenses." See "Management Fees" above.
+	Includes a license fee of 0.15% for the use of certain of S&P's proprietary tradenames and trademarks. BSAM pays license fees directly to S&P for the use of such tradenames and trademarks on behalf of the Portfolio. The amounts listed for the Successor Fund's "Other expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than the amounts listed in the table.

Example

           This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example and the first and, for the Successor Fund, second year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the respective expense waiver/reimbursement by BSAM and Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.

                           Portfolio                                    Successor Fund
           -----------------------------------------    ----------------------------------------
           Class A    Class B     Class C    Class Y    Class T    Class B    Class C    Class R
           Shares     Shares*     Shares*    Shares     Shares     Shares*    Shares*    Shares
           ------     ------      ------     ------     ------     ------     ------     ------
1 Year     $694       $703/       $303/      $102       $596       $703/      $303/      $102
                      $203        $203                             $203       $203

3 Years    $1,085     $1,019/     $719/      $412       $939       $967/      $665/      $345
                      $719        $719                             $667       $665

5 Years    $1,501     $1,461/     $1,261/    $745       $1,342     $1,397/    $1,190/    $634
                      $1,261      $1,261                           $1,197     $1,190

10 Years   $2,656     $2,619**/   $2,743/    $1,686     $2,465     $2,540**/  $2,631/    $1,456
                      $2,619**    $2,743                           $2,540**   $2,631

                        Successor Fund
                 Pro Forma After Reorganization
           -----------------------------------------
           Class T    Class B     Class C    Class R
           Shares     Shares*     Shares*    Shares
           ------     ------      ------     ------

1 Year     $596       $703/       $303/      $102
                      $203        $203

3 Years    $939       $967/       $665/      $345
                      $667        $665

5 Years    $1,342     $1,397/     $1,190/    $634
                      $1,197      $1,190

10 Years   $2,465     $2,540**/   $2,631/    $1,456
                      $2,540**    $2,631

____________________
*With redemption/without redemption. For the Portfolio and Successor Fund Class B, this amount reflects the CDSC applicable to Portfolio shares purchased before December 1, 2003.
**Assumes conversion of Class B to Class A at end of the eighth year following the date of initial purchase (the conversion schedule applicable to Class B shares of the Portfolio and to Class B shares of the Successor Fund received in the Reorganization).

           Past Performance. Performance information for the Successor Fund is not presented because the fund has not yet commenced operations. As accounting successor to the Portfolio, the Successor Fund will assume the Portfolio's historical performance after the Reorganization. The bar chart and table below illustrate the risks of investing in the Successor Fund and Portfolio. The bar chart shows the changes in the performance of the Portfolio's Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of the Portfolio's Class A, Class B, Class C and Class Y shares to those of the S&P MidCap 400 Index, a broad-based, unmanaged total return performance benchmark of domestically traded common stocks of mid-size companies. These returns for the Portfolio include the Successor Fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance of each share Class will vary from the performance of the other share Classes because of differences in charges and expenses.

           After-tax performance is shown only for Class A shares of the Portfolio (and reflects the Successor Fund's Class T maximum sales load). After-tax performance of the other share Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Class A Shares
Year-by-year total returns as of 12/31 each year (%)

                                                                                                        -22.59
------------ ---------- --------- ---------- ---------- --------- ------------ ---------- ----------- -----------
    '93         '94       '95        '96        '97       '98         '99         '00        '01         '02

Best Quarter:                 Q4 '02             +3.06%
Worst Quarter:                Q3 '02             -16.42%

The year-to-date total return for the Class A shares of the Portfolio as of 9/30/03 was 20.00%.

Portfolio
Average annual total returns as of 12/31/02

                                              Since Inception
Share Class                       1 Year         (10/1/01)
---------------------------------------------------------------

Class A
returns before taxes             -26.05%          -10.68%
                           ------------------------------------

Class A
returns after taxes on
distributions                    -26.48%          -11.10%
                           ------------------------------------

Class A
returns after taxes on
distributions and sale of
fund shares                      -15.98%           -8.71%
                           ------------------------------------

Class B
returns before taxes             -26.03%          -10.76%
                           ------------------------------------

Class C
returns before taxes             -23.74%           -7.79%
                           ------------------------------------

Class Y
returns before taxes             -22.29%           -6.97%
                           ------------------------------------

S&P MidCap 400
Index
reflects no deduction for
fees, expenses or taxes          -14.51%           0.69%
                           ------------------------------------

____________________

           Investment Advisers. The investment adviser for the Successor Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus managed approximately $168 billion in approximately 200 mutual fund portfolios as of October 31, 2003. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $3.2 trillion of assets under management, administration or custody, including approximately $625 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

           BSAM, located at 383 Madison Avenue, New York, New York 10179, is the Portfolio's investment adviser. BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., was established in 1985. The Bear Stearns Companies Inc. is a holding company that, through its subsidiaries (including its principal subsidiary, Bear, Stearns & Co. Inc.), is a leading United States investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and provides investment advisory and administrative services to open-end investment funds and other managed accounts with aggregate assets at October 31, 2003 of approximately $22.1 billion.

           Portfolio Manager. John D. Coyle is the Portfolio's primary portfolio manager. Mr. Coyle, a Managing Director, joined BSAM in 2001 as a member of the equity investment team. From 1998 to 2001, he was a global technology analyst at Merrill Lynch Investment Managers. Fred A. Kuehndorf will be the Successor Fund's primary portfolio manager. Mr. Kuehndorf is a Senior Vice President and senior portfolio manager with Lighthouse Ashland Investments, an affiliate of Dreyfus. On November 11, 2002, he became a dual employee of Dreyfus and Lighthouse Ashland Investments. Prior to joining Lighthouse Ashland Investments in 1999, Mr. Kuehndorf was a Director and senior portfolio manager with Deutsche Bank Private Bank in New York.

           Board Members. The Board members for the Portfolio and the Successor Fund are different. None of the Board members for the Successor Fund is an "interested person" (as defined in the 1940 Act) of the Successor Fund or Portfolio (hereinafter referred to as "Independent Board Members"). The Board for the Successor Fund has standing audit, nominating and compensation committees. The function of the audit committee is to oversee the Successor Fund's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates for election as Independent Board Members for the Successor Fund; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Successor Fund also has a standing pricing committee to assist in valuing the fund's investments. For a description of the Board members for the Successor Fund, see Exhibit B.

           Independent Auditors. The Successor Fund has selected Ernst & Young LLP as its independent auditors. Deloitte & Touche LLP are the Portfolio's independent auditors.

           Capitalization. The Portfolio has classified its shares into four classes--Class A, Class B, Class C and Class Y--and the Successor Fund has classified its shares into five classes--Class A, Class B, Class C, Class R and Class T. The Portfolio's Class A shares will be exchanged for the Successor Fund's Class T shares and the Portfolio's Class Y shares will be exchanged for the Successor Fund's Class R shares. There will be no exchange of Class A shares of the Successor Fund. The following table sets forth as of September 30, 2003 (1) the capitalization of each Class of the Portfolio's shares, (2) the capitalization of each Class of the Successor Fund's shares* and (3) the pro forma capitalization of each Class of the Successor Fund's shares,* as adjusted showing the effect of the Reorganization had it occurred on such date.

                                                                    Pro Forma After
                                                                     Reorganization
                                    Portfolio     Successor Fund     Successor Fund
                                     Class A          Class T           Class T
                                   -----------    --------------    ---------------
Total net assets                   $23,291,465         $0              $23,291,465
Net asset value per share          $12.90              N/A             $12.90
Shares outstanding                 1,806,040           None            1,806,040

                                                                    Pro Forma After
                                                                     Reorganization
                                    Portfolio     Successor Fund     Successor Fund
                                     Class B          Class B           Class B
                                   -----------    --------------    ---------------
Total net assets                   $17,125,910         $0              $17,125,910
Net asset value per share          $12.75              N/A             $12.75
Shares outstanding                 1,342,693           None            1,342,693

                                                                    Pro Forma After
                                                                     Reorganization
                                    Portfolio     Successor Fund     Successor Fund
                                     Class C          Class C           Class C
                                   -----------    --------------    ---------------
Total net assets                   $13,141,435         $0              $13,141,435
Net asset value per share          $12.75              N/A             $12.75
Shares outstanding                 1,030,463           None            1,030,463

                                                                    Pro Forma After
                                                                     Reorganization
                                    Portfolio     Successor Fund     Successor Fund
                                     Class Y          Class R           Class R
                                   -----------    --------------    ---------------
Total net assets                   $860,457            $0              $860,457
Net asset value per share          $13.01              N/A             $13.01
Shares outstanding                 66,141              None            66,141

____________________
* Class T, Class B, Class C and Class R only.

           Purchase Procedures. Although the methods available to purchase shares of the Portfolio and the Successor Fund and the automatic investment services they offer are substantially similar, the procedures are different. See "Account Policies – Buying Shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in the Successor Fund's Prospectus and "How to Buy Shares" and "Shareholder Services" in the Successor Fund's Statement of Additional Information for a discussion of purchase procedures for shares of the Successor Fund.

           Distribution Plan. Class A, Class B and Class C shares of the Portfolio and Class T, Class B and Class C shares of the Successor Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the relevant Rule 12b-1 Plan, the Portfolio pays its distributor a fee at an annual rate of 0.25% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class B shares and Class C shares, and the Successor Fund pays its distributor a fee at the annual rate of 0.25% of the average daily net assets of Class T shares and 0.75% of the average daily net assets of Class B shares and Class C shares, to finance the sale and distribution of such shares. There are no Rule 12b-1 Plan fees for Class Y shares of the Portfolio or Class R shares of the Successor Fund. Because the Rule 12b-1 Plan fee is paid out of the assets attributable to the relevant Class of shares on an ongoing basis, over time it will increase the cost of your investment in such Class of shares and may cost you more than paying other types of sales charges. See "Distribution Plan and Shareholder Services Plan--Distribution Plan" in the Successor Fund's Statement of Additional Information for a discussion of the Rule 12b-1 Plan adopted for the Successor Fund.

           Shareholder Services Plan. Class A, Class B and Class C shares of the Portfolio and Class T, Class B and Class C shares of the Successor Fund are subject to shareholder services plans pursuant to which the Portfolio and the Successor Fund each pay their respective distributor (or other shareholder service providers) a fee at an annual rate of 0.25% of the average daily net assets of the relevant Class for providing shareholder services. See "Distribution Plan and Shareholder Services Plan—Shareholder Services Plan" in the Successor Fund's Statement of Additional Information for a discussion of the Shareholder Services Plan adopted for the Successor Fund.

           Redemption Procedures. Although the methods available to sell (redeem) shares of the Portfolio and the Successor Fund are substantially similar, the procedures are different. In addition, the Portfolio charges a $7.50 transaction fee for wiring redemption proceeds; the Successor Fund currently does not charge such transaction fees. See "Account Policies—Selling Shares" and "Instructions for Regular Accounts" in the Successor Fund's Prospectus and "How to Redeem Shares" in the Successor Fund's Statement of Additional Information for a discussion of redemption procedures for shares of the Successor Fund.

           Distributions. The dividend and distributions policies of the Portfolio and the Successor Fund are identical. Although it may do so more frequently, the Successor Fund, like the Portfolio, anticipates paying its shareholders any dividends or distributions once a year. The actual amount of dividends paid per share by the Portfolio and the Successor Fund is different.

           Shareholder Services. The shareholder services offered by the Portfolio and the Successor Fund are substantially similar, with additional services available in the Successor Fund. The types of privileges you currently have with respect to your Portfolio account will transfer automatically to your account with the Successor Fund. See "Services for Fund Investors" in the Successor Fund's Prospectus and "Shareholder Services" in the Successor Fund's Statement of Additional Information for a further discussion of the shareholder services offered by the Successor Fund.

REASONS FOR THE REORGANIZATION

           The Board members for the Portfolio and the Successor Fund have concluded that the Reorganization is in the best interests of the Portfolio and the Successor Fund, respectively, and their shareholders. BSAM has informed the Trust's Board that it has entered into a strategic arrangement with Dreyfus with respect to the Portfolio and the other portfolios of the Trust. Pursuant to the arrangement with respect to the Portfolio, Dreyfus would provide investment advisory services to, and be responsible for the overall management of, the Successor Fund. BSAM believes, and the Trust's Board concurs, that the proposed Reorganization will be advantageous to the shareholders of the Portfolio for several reasons. First, Portfolio shareholders will continue to pursue the same investment goal. Dreyfus will provide day-to-day management of the Successor Fund's investments using substantially the same investment approach as BSAM currently uses for the Portfolio. Second, Dreyfus will be responsible for the overall management of the Successor Fund's operations. Shareholders should benefit from Dreyfus' experience and resources in managing investment companies. Founded in 1947, Dreyfus managed approximately 200 investment company portfolios with approximately $168 billion in assets as of October 31, 2003. Third, Dreyfus and its affiliates have greater potential for retaining asset size and increasing the assets of the Successor Fund because of Dreyfus' experience in the distribution of mutual funds through a broader range of distribution channels than currently available to the Portfolio. Over the long-term, if this potential for a larger asset base is realized, it should help manage the Successor Fund's per share operating expenses and increase the portfolio management options available to the fund. Fourth, for at least the next two years the Successor Fund's total annual operating expenses will not be higher than, and may be less than, the Portfolio's historical annual operating expenses. Fifth, the Successor Fund is part of a diverse family of mutual funds, currently with approximately 65 portfolios in the Dreyfus Premier Family of Funds that will be available to Successor Fund shareholders through exchanges. Currently, Portfolio shareholders may exchange into eight other portfolios of the Trust.

           The Board of Trustees for the Successor Fund considered that the Reorganization presents an opportunity for the Successor Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Successor Fund.

           The Boards for the Portfolio and the Successor Fund also considered that each fund's investment adviser, as well as Dreyfus Service Corporation (the Successor Fund's principal distributor), will benefit from the Reorganization. Because the Successor Fund will be the accounting survivor to the Portfolio and will assume the Portfolio's performance record, Dreyfus expects to be able to increase the Successor Fund's assets at a faster rate than would otherwise be possible if it began offering a fund with similar objectives and no historical performance record. Future growth of assets benefits Dreyfus because it can be expected to increase the total amount of fees payable to Dreyfus and reduce the amount of fees and expenses required to be waived or reimbursed to maintain total operating expenses at agreed upon levels. As part of the strategic arrangement with Dreyfus, BSAM will receive economic benefits if the Reorganization is completed, including receipt of payments from Dreyfus in consideration of BSAM's performance of certain obligations under an agreement with Dreyfus.

           In determining whether to recommend approval of the Reorganization, each Board also considered (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (2) the compatibility of the Portfolio's and Successor Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Portfolio and the Successor Fund; (3) the expense ratio and information regarding the fees and expenses of the Portfolio and the estimated expense ratio and information regarding the fees and expenses of the Successor Fund; (4) the tax consequences of the Reorganization; and (5) that the costs to be incurred by the Portfolio and the Successor Fund in connection with the Reorganization would be borne by BSAM and Dreyfus, and not the Portfolio or the Successor Fund.

           For the reasons described above, the Board of Trustees for the Portfolio, including the Independent Trustees, approved the Reorganization. Similarly, the Board of Trustees for the Successor Fund, including the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

           Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the copy of the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Portfolio's shareholders, the Successor Fund will acquire all of the assets of the Portfolio in exchange for Successor Fund Class T, Class B, Class C and Class R shares, and the assumption by the Successor Fund of stated liabilities of the Portfolio on May 8, 2004 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Successor Fund shares to be issued to the Portfolio will be determined on the basis of the relative net asset values per share and aggregate net assets attributable to the relevant Class of the Portfolio, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date.

           On or before the Closing Date, the Portfolio will declare a dividend or dividends that, together with all dividends that have been declared previously, will have the effect of distributing to Portfolio shareholders all of the Portfolio's previously undistributed investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income and net capital gain (after reduction for any capital loss carryforwards), if any, earned or realized for all taxable years or periods ending on or before the Closing Date.

           As soon as conveniently practicable after the Closing Date, the Portfolio will liquidate and distribute pro rata to its Class A, Class B, Class C and Class Y shareholders of record as of the close of business on the Closing Date, Successor Fund Class T, Class B, Class C and Class R shares, respectively, received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Successor Fund in the name of each Portfolio shareholder, each account representing the respective pro rata number of Successor Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Portfolio will be terminated as a series of the Trust and cease operations. After the Closing Date, any outstanding certificates representing Portfolio shares will represent Successor Fund shares distributed to the record holders of the Portfolio.

           The Plan may be amended at any time prior to the Reorganization. The Portfolio will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Portfolio and the Successor Fund under the Plan are subject to various conditions, including approval by Portfolio shareholders and the continuing accuracy of various representations and warranties of the Portfolio and the Successor Fund. Consummation of the transactions contemplated by the Plan also is subject to Dreyfus and BSAM satisfying certain obligations pursuant to their agreement. In addition, consummation of the Reorganization is subject to consummation of the reorganization of the Prime Money Market Portfolio, a series of the Trust managed by BSAM, with a newly-formed money market fund managed by Dreyfus.

           The total expenses of the Reorganization are expected to be approximately $125,000, which will be borne by BSAM and Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and BSAM and Dreyfus may pay persons holding Portfolio shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Portfolio may retain an outside firm to solicit proxies on behalf of the Trust's Board. The cost of any such outside firm solicitation, which will be paid by BSAM and Dreyfus, is estimated to be approximately $7,900.

           By approving the Reorganization, Portfolio shareholders are also, in effect, agreeing to the Successor Fund's investment advisory and distribution arrangements, Board composition, and independent auditors. If the Reorganization is not approved by Portfolio shareholders, the Trust's Board has directed that the Portfolio be liquidated, and shareholders will be given an opportunity prior to the liquidation to exchange their shares at net asset value for shares of a corresponding Class of a fund in the Dreyfus Premier Family of Funds. Any redemption of Class B or Class C shares (or Class A or Class T shares subject to a CDSC) received in the exchange will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Portfolio and such Class B shares will be subject to the same conversion schedule as Class B shares of the Portfolio (in each case, calculated from the date of original purchase of such Portfolio shares).

           Temporary Suspension of Certain of the Portfolio's Investment Restrictions. Since certain of the Portfolio's existing investment restrictions could preclude the Portfolio from consummating the Reorganization in the manner contemplated in the Plan, Portfolio shareholders are requested to authorize the temporary suspension of any investment restriction of the Portfolio to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of the Portfolio's investment restrictions will not affect the investment restrictions of the Successor Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Portfolio assets for Successor Fund shares, and the Successor Fund's assumption of the Portfolio's stated liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Portfolio will receive the opinion of Kramer Levin Naftalis & Frankel LLP, counsel to the Portfolio, and the Successor Fund will receive an opinion of Stroock & Stroock & Lavan LLP, counsel to the Successor Fund, each to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Portfolio's assets to the Successor Fund in exchange solely for Successor Fund shares and the assumption by the Successor Fund of stated liabilities of the Portfolio, followed by the distribution by the Portfolio of the Successor Fund's shares to Portfolio shareholders in complete liquidation of the Portfolio, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Portfolio and the Successor Fund will be a "party to a reorganization"; (2) no gain or loss will be recognized by the Successor Fund upon the receipt of the assets of the Portfolio in exchange solely for Successor Fund shares and the assumption by the Successor Fund of stated liabilities of the Portfolio pursuant to the Reorganization; (3) no gain or loss will be recognized by the Portfolio upon the transfer of its assets to the Successor Fund in exchange solely for Successor Fund shares and the assumption by the Successor Fund of stated liabilities of the Portfolio or upon the distribution (whether actual or constructive) of Successor Fund shares to Portfolio shareholders in exchange for their shares of the Portfolio in liquidation of the Portfolio pursuant to the Reorganization; (4) no gain or loss will be recognized by Portfolio shareholders upon the exchange of Portfolio shares for Successor Fund shares pursuant to the Reorganization; (5) the aggregate tax basis for the Successor Fund shares received by each Portfolio shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Portfolio shares held by such shareholder immediately prior to the Reorganization, and the holding period of Successor Fund shares to be received by each Portfolio shareholder pursuant to the Reorganization will include the period during which the shareholder's Portfolio shares exchanged therefor were held by such shareholder (provided those Portfolio shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Portfolio asset acquired by the Successor Fund will be the same as the tax basis of such asset to the Portfolio immediately prior to the Reorganization, and the holding period of each Portfolio asset in the hands of the Successor Fund will include the period during which such asset was held by the Portfolio.

           The foregoing opinions will state that no opinion will be expressed as to the effect of the Reorganization on each Portfolio or the Successor Fund or any Portfolio shareholder with respect to any Portfolio asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

           Neither the Portfolio nor the Successor Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinions of counsel are not binding on the IRS nor do they preclude the IRS from adopting a contrary position. Portfolio shareholders should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Portfolio shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Required Vote and Board's Recommendation

           The Trust's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Portfolio and its shareholders and (2) the interests of shareholders of the Portfolio will not be diluted as a result of the Reorganization. Pursuant to the Trust's charter documents, an affirmative vote of a majority of the Portfolio's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization. Shareholders are entitled to one vote for each dollar of net asset value standing in the shareholder's name on the books of the Trust.

THE TRUST'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUND AND THE
PORTFOLIO

           Information about the Successor Fund is incorporated by reference into this Prospectus/Proxy Statement from the Successor Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 333-106576). Information about the Portfolio is incorporated by reference into this Prospectus/Proxy Statement from the Portfolio's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-84842).

           The Portfolio and the Successor Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Portfolio and the Successor Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of Portfolio documents can be viewed on-line or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

           In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Portfolio shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Portfolio may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Portfolio or by attending the Meeting and voting in person.

           If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Portfolio shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Portfolio shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

           In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Portfolio shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of thirty percent of the outstanding Portfolio shares entitled to vote at the Meeting.

           As of January 2, 2004, the following were known by the Portfolio to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Class of the Portfolio:

                                                       Percentage of
                                                       -------------
               Name and Address                       Outstanding Shares
               ----------------                       ------------------

                                                        Before and After
                                                         Reorganization
                                                         --------------

Class Y   Bear, Stearns Securities Corporation              34.09%
          For the Benefit of 040-11498-10
          1 Metrotech Center North
          Brooklyn, NY 11201-3859

          Bear, Stearns Securities Corporation              13.54%
          For the Benefit of 049-40938-18
          1 Metrotech Center North
          Brooklyn, NY 11201-3859

          Bear, Stearns Securities Corporation               9.03%
          For the Benefit of 048-88153-17
          1 Metrotech Center North
          Brooklyn, NY 11201-3859

          Bear, Stearns Securities Corporation               7.72%
          For the Benefit of 048-76220-11
          1 Metrotech Center North
          Brooklyn, NY 11201-3859

          Pershing LLC                                       7.53%
          P.O. Box 2052
          Jersey City, NJ 07303-9998

          Bear, Stearns Securities Corporation               6.73%
          For the Benefit of 049-40487-13
          1 Metrotech Center North
          Brooklyn, NY 11201-3859

           A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

           As of January 2, 2004, Board members and officers for the Portfolio and the Successor Fund, as a group, owned less than 1% of the Portfolio's outstanding shares, respectively. No shares of the Successor Fund were outstanding as of such date.

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of the Portfolio for the fiscal year ended March 31, 2003 have been incorporated herein by reference in reliance upon the report of Deloitte & Touche LLP, the Portfolio's independent auditors, given on their authority as experts in accounting and auditing.

OTHER MATTERS

           The Trust's Trustees are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Portfolio, in care of PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, whether other persons are the beneficial owners of Portfolio shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Portfolio shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of December 11, 2003 (the "Agreement"), between THE BEAR STEARNS FUNDS (the "Trust"), a Massachusetts business trust, on behalf of S&P STARS OPPORTUNITIES PORTFOLIO (the "Portfolio"), and DREYFUS PREMIER MANAGER FUNDS I (the "Company"), a Massachusetts business trust, on behalf of DREYFUS PREMIER S&P STARS OPPORTUNITIES FUND (the "Successor Fund"). All agreements, representations, actions, obligations and covenants described herein made or to be taken or undertaken by the Portfolio and the Successor Fund are made and shall be taken or undertaken by the Trust on the Portfolio's behalf and by the Company on the Successor Fund's behalf.

           This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g). The reorganization will consist of the transfer of all of the assets of the Portfolio to the Successor Fund in exchange solely for Class T, Class B, Class C and Class R shares of beneficial interest, par value $.001 per share, of the Successor Fund (the "Successor Fund Shares"), and the assumption by the Successor Fund of stated liabilities of the Portfolio and the distribution, after the Closing Date hereinafter referred to, of the Successor Fund Shares to the holders of Class A, Class B, Class C and Class Y shares, as applicable, of the Portfolio in complete liquidation of the Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization"). The parties hereto intend that the Reorganization will qualify as a "reorganization" as defined in Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code").

           WHEREAS, the Portfolio is a series of the Trust, a registered, open-end management investment company, and the Successor Fund is a series of the Company, a registered, open-end management investment company, and all of the assets of the Portfolio are assets of the character in which the Successor Fund is permitted to invest;

           WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Portfolio and the Portfolio's shareholders and that the interests of the Portfolio's existing shareholders will not be diluted as a result of this transaction; and

           WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Successor Fund:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

                     1.       THE REORGANIZATION.

                     1.1     Subject to the requisite approval of the Portfolio's shareholders and the other terms and conditions contained herein, the Portfolio agrees to assign, transfer and convey to the Successor Fund all of the assets of the Portfolio, as set forth in paragraph 1.2, and the Successor Fund agrees in exchange therefor: (a) to deliver to the Portfolio the number of Successor Fund Shares, including fractional Successor Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the liabilities of the Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Successor Fund Shares, the Successor Fund shall credit the Successor Fund Shares to the Portfolio's account on the books of the Successor Fund and shall deliver a confirmation thereof to the Portfolio.

                     1.2     (a)The assets of the Portfolio to be transferred to the Successor Fund shall consist of all assets and property, including, without limitation, all portfolio securities, cash, cash equivalents, commodities and futures interests and dividends and interests receivable, that are owned by the Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Portfolio, on the Closing Date (the "Assets"). The Successor Fund also shall be entitled to receive copies of all books and records that pertain to the Portfolio that the Trust is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder.

                               (b) The Portfolio has provided the Successor Fund with a list of all of the Portfolio's assets, including portfolio securities, as of the date of execution of this Agreement. The Portfolio reserves the right to sell any of these securities but will not, without the prior approval of the Successor Fund, acquire any additional securities other than securities of the type in which the Successor Fund is permitted to invest.

                               (c) The Assets shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Successor Fund's custodian ("Mellon Bank"), for the account of the Successor Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to Mellon Bank for the account of the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash so delivered shall be in the form of immediately available funds payable to the order of Mellon Bank for the account of the Successor Fund.

                     1.3     The Portfolio will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Successor Fund shall assume the liabilities of the Portfolio reflected on an unaudited statement of assets and liabilities of the Portfolio prepared as of the Valuation Date (as defined in paragraph 2.1) (the "Liabilities") in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Successor Fund shall assume only those Liabilities of the Portfolio reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

                     1.4     The Portfolio will pay or cause to be paid to the Successor Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Successor Fund hereunder. The Portfolio will transfer to the Successor Fund any distributions, rights or other assets received by the Portfolio after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets and shall not be separately valued.

                     1.5     As soon after the Closing Date as is conveniently practicable, the Portfolio will distribute pro rata to holders of record of the Portfolio's Class A, Class B, Class C and Class Y shares, determined as of the close of business on the Closing Date ("Portfolio Shareholders"), Class T, Class B, Class C and Class R Successor Fund Shares, respectively, received by the Portfolio pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Portfolio's shares, by the transfer of the applicable Class of Successor Fund Shares then credited to the account of the Portfolio on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Portfolio Shareholders and representing the respective pro rata number of the applicable Class of Successor Fund Shares due such shareholders. All issued and outstanding shares of the Portfolio simultaneously will be canceled on the books of the Portfolio.

                     1.6     Ownership of Successor Fund Shares will be shown on the books of the Successor Fund's transfer agent. Successor Fund Shares will be issued in the manner described in the Successor Fund's then-current prospectus and statement of additional information (collectively, the "Successor Fund's Prospectus"); the Successor Fund, however, will not issue share certificates in the Reorganization.

                     1.7     Any transfer taxes payable upon issuance of the Successor Fund Shares in a name other than the registered holder of the Portfolio shares on the books of the Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Successor Fund Shares are to be issued and transferred.

                     1.8     Any reporting responsibility of the Portfolio, including the responsibility for filing regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Portfolio and Trust.

                     2.       VALUATION.

                     2.1     The value of the Assets shall be the value of such Assets computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Agreement and Declaration of Trust, as amended (the "Company's Charter"), and the Successor Fund's Prospectus, which are and shall be consistent with the policies currently in effect for the Trust and Portfolio.

                     2.2     The net asset value of a Class T, Class B, Class C and Class R Successor Fund Share shall be the net asset value per share computed with respect to such Class of shares as of the Valuation Date, using the valuation procedures set forth in the Company's Charter and the Successor Fund's Prospectus, which are and shall be consistent with the policies currently in effect for the Trust and Portfolio.

                     2.3     The number of Class T, Class B, Class C and Class R Successor Fund Shares to be issued (including fractional shares, if any) in exchange for the Portfolio's net assets shall be determined by dividing the value of the net assets attributable to Class A, Class B, Class C and Class Y, respectively, of the Portfolio determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Class T, Class B, Class C and Class R Successor Fund Share, respectively, determined in accordance with paragraph 2.2.

                     2.4     Any computations of value of assets shall be made in accordance with the regular practices of The Dreyfus Corporation ("Dreyfus"), as fund accountant for the Successor Fund, and shall be subject to verification by the Portfolio and the respective independent accountants of the prices used in such computations.

                     3.       CLOSING AND CLOSING DATE.

                     3.1     The Closing Date shall be May 8, 2004, or such other date as to which the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at 5:00 p.m. at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as to which the parties may mutually agree.

                     3.2     The Portfolio shall direct Custodial Trust Company, as custodian for the Portfolio (the "Custodian"), to deliver at the Closing a certificate of an authorized officer of the Custodian stating that: (i) the Assets have been delivered in proper form to the Successor Fund within two business days prior to or on the Closing Date and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Portfolio's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to Mellon Bank as custodian for the Successor Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Portfolio as of the Closing Date for the account of the Successor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Portfolio's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Portfolio shall be delivered to Mellon by wire transfer of federal funds on the Closing Date.

                     3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Successor Fund or the Portfolio shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Successor Fund or the Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

                     3.4     The Portfolio shall direct PFPC Inc., as transfer agent for the Portfolio (the "Transfer Agent"), to deliver at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Portfolio Shareholders and the number, share class and percentage ownership of outstanding Portfolio shares owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the Successor Fund Shares to be credited on the Closing Date to the Secretary of the Trust, or provide evidence satisfactory to the Trust that such Successor Fund Shares have been credited to the Portfolio's account on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

                     4.       REPRESENTATIONS AND WARRANTIES.

                     4.1     The Trust, on behalf of the Portfolio, represents and warrants to the Company, on behalf of the Successor Fund, as follows:

                               (a) The Portfolio is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                               (b) The Trust is registered under the 1940 Act as an open-end management investment company, and the Portfolio's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                               (c) The current prospectus and statement of additional information of the Portfolio and each prospectus and statement of additional information of the Portfolio used during the three years previous to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                               (d) The Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Agreement and Declaration of Trust, as amended (the "Trust's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Portfolio or by which the Portfolio is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust is a party on behalf of the Portfolio or by which the Portfolio is bound.

                               (e) The Portfolio has no material contracts or other commitments outstanding (other than this Agreement) that will be terminated with liability to the Portfolio on or prior to the Closing Date.

                               (f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Portfolio of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

                               (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Portfolio knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                               (h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Portfolio for the fiscal year ended March 31, 2003 have been audited as of that date by Deloitte & Touche LLP, independent auditors, and are in accordance with generally accepted accounting principles, and such statements and schedule (copies of which have been furnished to the Successor Fund) present fairly, in all material respects, the financial condition of the Portfolio as of such date, and there are no known contingent liabilities of the Portfolio as of such date not disclosed therein.

                               (i) On the Closing Date, the Trust will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver the Assets free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Successor Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Successor Fund.

                               (j) Since March 31, 2003, there has not been any material adverse change in the Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Successor Fund.

                               (k) At the Closing Date, all federal and other tax returns and reports of the Portfolio required by law then to be filed shall have been filed and are correct in all material respects, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                               (l) The Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, for all taxable years or periods (to the extent applicable) ending on or prior to the Closing Date and will pay the dividend(s) described in paragraph 8.6.

                               (m) All issued and outstanding shares of the Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust (recognizing that under Massachusetts law, shareholders could under certain circumstances be held personally liable for its obligations) and have been offered and sold in every state and the District of Columbia in compliance with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Portfolio's Transfer Agent, as provided in paragraph 3.4. The Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Portfolio's shares, nor is there outstanding any security convertible into any of the Portfolio's shares.

                               (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Portfolio's shareholders, and assuming the due authorization, execution and delivery of this Agreement by the Company, this Agreement constitutes the valid and legally binding obligation of the Trust, on behalf of the Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                               (o) The information to be furnished by the Trust, on behalf of the Portfolio, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                               (p) The proxy statement of the Portfolio (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5, insofar as it relates to the Portfolio, will, on the effective date of the Registration Statement and on the Closing Date, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (p) shall apply only to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by or on behalf of the Trust or the Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, provided that any failure to comply with these statutes, rules and regulations is a direct result of (x) the provision of misleading or inaccurate information by or on behalf of the Trust or the Portfolio to the Company in connection with the preparation of the Proxy Statement or (y) the failure to provide any necessary and accurate information by the Trust or the Portfolio to the Company in connection with or related to the preparation of the Proxy Statement.

                     4.2     The Company, on behalf of the Successor Fund, represents and warrants to the Trust, on behalf of the Portfolio, as follows:

                               (a) The Successor Fund is a duly established and designated series of the Company, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                               (b) The Company is registered under the 1940 Act as an open-end management investment company, and the Successor Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                               (c) The current prospectus and statement of additional information of the Successor Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                               (d) The Successor Fund is not, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Successor Fund or by which the Successor Fund is bound or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company is a party on behalf of the Successor Fund or by which the Successor Fund is bound.

                               (e) The Successor Fund has no material contracts or other commitments outstanding (other than this Agreement) that will be terminated with liability to the Successor Fund on or prior to the Closing Date.

                               (f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Successor Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act, and the 1940 Act and by state securities law.

                               (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Successor Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Successor Fund knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                               (h) The Successor Fund will not have had any assets (other than assets required to meet requirements of Section 14(a) of the 1940 Act) or operations at any time prior to the Closing Date. Upon filing of its first federal income tax return at the completion of its first taxable year, the Successor Fund will elect to be treated as a regulated investment company and until such time will take all steps necessary to ensure qualification as a regulated investment company under the Code.

                               (i) All issued and outstanding shares of the Successor Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company (recognizing that under Massachusetts law, shareholders could under certain circumstances be held personally liable for its obligations). The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares.

                               (j) The Successor Fund Shares to be issued and delivered to the Portfolio for the account of Portfolio Shareholders, pursuant to the terms of this Agreement, on the Closing Date will have been duly authorized Successor Fund Shares, and will be fully paid and non-assessable by the Company.

                               (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Company's Board, and, subject to the approval of the Portfolio's shareholders, and assuming the due authorization, execution and delivery of this Agreement by the Trust, this Agreement constitutes the valid and legally binding obligation of the Successor Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                               (l) The Registration Statement (only insofar as it relates to the Successor Fund and is based on information furnished by the Successor Fund) will, on the effective date of the Registration Statement, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (l) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Trust or the Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

                     5.       COVENANTS OF THE SUCCESSOR FUND AND THE PORTFOLIO.

                     5.1     The Successor Fund and the Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

                     5.2     The Trust will call a meeting of the Portfolio's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

                     5.3     Subject to the provisions of this Agreement, the Portfolio and the Successor Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                     5.4     As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust shall furnish the Company, in such form as is reasonably satisfactory to the Company, a statement of the current and accumulated earnings and profits of the Portfolio for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Successor Fund under the Code, in each instance indicating the period or periods to which such earnings and profits, carryovers and other items relate or in which they arose, as applicable, which statement will be certified by the Trust's President or its Vice President and Treasurer.

                     5.5     The Trust, on behalf of the Portfolio, will provide the Successor Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement, all to be included in a Registration Statement on Form N-14 of the Company, on behalf of the Successor Fund, and any supplement or amendment thereto (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act, and the 1940 Act in connection with the meeting of the Portfolio's shareholders referred to in paragraph 5.2.

                     5.6     The Successor Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                     5.7     The Trust, on behalf of the Portfolio, covenants that the Portfolio is not acquiring the Successor Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

                     5.8     The Trust, on behalf of the Portfolio, will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requests concerning the beneficial ownership of Portfolio shares.

                     5.9     As soon as is reasonably practicable after the Closing, the Portfolio will make a liquidating distribution to Portfolio Shareholders consisting of the Successor Fund Shares received at the Closing.

                     5.10   The Trust, on behalf of the Portfolio, covenants that it will, from time to time, as and when reasonably requested by the Successor Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Successor Fund may reasonably deem necessary or desirable to vest in and confirm the Successor Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

                     5.11   Each of the Portfolio and the Successor Fund and the Trust and the Company shall use its best efforts to cause the Reorganization to qualify, and will not (either before or after the Closing Date) knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

                     6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND.

                     The obligations of the Successor Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                     6.1     All representations and warranties by the Trust, on behalf of the Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

                     6.2     The Trust shall have delivered to the Company on the Closing Date a statement of the Portfolio's assets and liabilities, together with a list of the Portfolio's portfolio securities showing the federal income tax basis of such securities by lot and the respective holding periods of each such lot of securities, as of the Closing Date, certified by the Trust's Treasurer.

                     6.3     The Trust shall have delivered to the Company on the Closing Date a certificate executed in the Trust's name by its President or Vice President and its Treasurer, in form and substance satisfactory to the Company, to the effect that the representations and warranties made in this Agreement by the Trust, on behalf of the Portfolio, are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request.

                     6.4     The Portfolio and the Trust shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Portfolio or the Trust, as the case may be, on or before the Closing Date.

                     6.5     The Successor Fund shall have received on the Closing Date a favorable opinion of Kramer Levin Naftalis & Frankel LLP, counsel to the Portfolio, in a form satisfactory to the Company, covering the following points:

(a) the Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Portfolio is a duly established and designated series of the Trust; (b) this Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Portfolio, and, assuming due authorization, execution and delivery of this Agreement by the Company, on behalf of the Successor Fund, is a valid and legally binding obligation of the Trust, on behalf of the Portfolio, enforceable against the Trust, with respect to the Portfolio, in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law); (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Trust's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Portfolio is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Portfolio is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Trust, on behalf of the Portfolio, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Portfolio or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required or that materially and adversely affect the Portfolio's business; and (f) the Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

Such counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or trustees of the Trust. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Company may reasonably request.

                     In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

                     6.6     The Successor Fund shall have received from Deloitte & Touche LLP a consent dated near the effective date of the Registration Statement in form and substance satisfactory to the Successor Fund, to the effect that they consent to the incorporation by reference of their report relating to the financial statements and financial highlights of the Portfolio in the Registration Statement.

                     6.7     The Portfolio shall have previously provided to the Successor Fund (and at the Closing shall provide an update through the Closing Date of such information) data that supports a calculation of the Portfolio's total return for all periods since the organization of the Portfolio. Such data shall have been prepared in accordance in all material respects with the requirements of the 1940 Act and the regulations thereunder and the rules of the National Association of Securities Dealers, Inc.

                     7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PORTFOLIO.

                     The obligations of the Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Successor Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                     7.1     All representations and warranties by the Company, on behalf of the Successor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

                     7.2     The Company shall have delivered to the Trust on the Closing Date a certificate executed in the Company's name by its President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Trust, to the effect that the representations and warranties made in this Agreement by the Company, on behalf of the Successor Fund, are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.

                     7.3     The Successor Fund and the Company shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Successor Fund or the Company, as the case may be, on or before the Closing Date.

                     7.4     The Portfolio shall have received on the Closing Date a favorable opinion of Stroock & Stroock & Lavan LLP, counsel to the Successor Fund, in a form satisfactory to the Trust, covering the following points:

That (a) the Company is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Successor Fund is a duly established and designated series of the Company; (b) this Agreement has been duly authorized, executed and delivered by the Company, on behalf of the Successor Fund, and, assuming due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Portfolio, is a valid and legally binding obligation of the Company, on behalf of the Successor Fund, enforceable against the Company, with respect to the Successor Fund, in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law); (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Company's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Successor Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Successor Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Company, on behalf of the Successor Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Successor Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required or that materially and adversely affect the Successor Fund's business; and (f) the Company is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

Such counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or trustees of the Company. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Trust may reasonably request.

                     In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

                     8.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PORTFOLIO AND THE SUCCESSOR FUND.

                     If any of the conditions set forth below does not exist on or before the Closing Date with respect to the Portfolio or the Successor Fund, the Trust or the Company, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

                     8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Portfolio in accordance with the provisions of the Trust's Charter and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Successor Fund. Notwithstanding anything in this Agreement to the contrary, neither the Portfolio nor the Successor Fund may waive the conditions set forth in this paragraph 8.1.

                     8.2     On the Closing Date, no action, suit or other proceeding shall be pending or, to either party's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                     8.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Portfolio or the Successor Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Portfolio or the Successor Fund.

                     8.4     The Portfolio and the Successor Fund shall have agreed on the number of full and fractional Class T, Class B, Class C and Class R Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

                     8.5     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                     8.6     The Portfolio shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to Portfolio shareholders all of the Portfolio's investment company taxable income (as defined in Code Section 852) (computed without regard to any deduction for dividends paid) for all taxable years or periods ending on or prior to the Closing Date; the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all such taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all such taxable years or periods (after reduction for any capital loss carryforwards).

                     8.7     The Trust shall have received an opinion of Kramer Levin Naftalis & Frankel LLP addressed to the Trust, on behalf of the Portfolio, and the Company shall have received an opinion of Stroock & Stroock & Lavan LLP addressed to the Company, on behalf of the Successor Fund, substantially to the effect that, based on certain facts, qualifications, assumptions and representations, and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes: (a) the transfer of all of the Assets to the Successor Fund in exchange solely for the Successor Fund Shares and the assumption by the Successor Fund of the Liabilities, followed by the distribution by the Portfolio of the Successor Fund Shares to the Portfolio Shareholders in complete liquidation of the Portfolio, will qualify as a "reorganization" as defined in Section 368(a)(1)(F) of the Code, and each of the Portfolio and Successor Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Successor Fund upon the receipt of the Assets in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of the Liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Portfolio upon the transfer of the Assets to the Successor Fund in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of the Liabilities or upon the distribution (whether actual or constructive) of Successor Fund Shares to Portfolio Shareholders in exchange for their shares of the Portfolio in liquidation of the Portfolio pursuant to the Reorganization; (d) no gain or loss will be recognized by Portfolio Shareholders upon the exchange of their Portfolio shares for the Successor Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Successor Fund Shares received by each Portfolio Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Portfolio shares held by such Portfolio Shareholder immediately prior to the Reorganization, and the holding period of the Successor Fund Shares received by each Portfolio Shareholder pursuant to the Reorganization will include the period during which the Portfolio shares exchanged therefor were held by such Portfolio Shareholder (provided the Portfolio shares were held as capital assets on the date of the exchange); and (f) the tax basis of each Asset acquired by the Successor Fund pursuant to the Reorganization will be the same as the tax basis of that Asset to the Portfolio immediately prior to the Reorganization, and the holding period of each Asset in the hands of the Successor Fund will include the period during which such Asset was held by the Portfolio. In rendering its opinion, Kramer Levin Naftalis & Frankel LLP and Stroock & Stroock & Lavan LLP each may rely upon such certificates as they shall request of the Company on behalf of the Successor Fund, the Trust on behalf of the Portfolio, Dreyfus and Bear Stearns Asset Management Inc. ("BSAM"). Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Portfolio may waive the condition set forth in this paragraph 8.7.

                     In rendering its opinion, each counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

                     No opinions will be expressed as to the effect of the Reorganization on (i) the Portfolio or the Successor Fund with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Portfolio that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

                     8.8     The transactions contemplated by this Agreement shall not be consummated unless the closing conditions set forth in a certain Transaction Agreement between BSAM and Dreyfus dated November 17, 2003 (the "Transaction Agreement") have been satisfied as provided in said agreement.

                     9.       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

                     9.1     The Trust and the Company agree that neither party has made any representation, warranty or covenant not set forth herein and this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.

                     9.2     The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

                     10.     TERMINATION OF AGREEMENT.

                     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties or by either party (i) if the Closing shall not have occurred on or before May 17, 2004, unless such date is extended by mutual agreement of the parties, (ii) if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith, or (iii) upon termination of the Transaction Agreement. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

                     11.     AMENDMENTS.

                     This Agreement may be amended, modified and supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and the Trust; provided, however, that following the meeting of shareholders of the Portfolio referred to in paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Successor Fund Shares to be issued to the Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                     12.     EXPENSES.

                     12.1   Each of the Trust and the Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

                     12.2   Each party acknowledges that all expenses incurred in connection with the Reorganization will be borne by the Portfolio's and Successor Fund's respective investment adviser pursuant to the Transaction Agreement.

                     13.     NOTICES.

                     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

If to the Trust,

The Bear Stearns Funds
383 Madison Avenue
New York, New York 10179
Attn: Stephen A. Bornstein
Telephone: 212-272-2553
Fax: 212-272-3107

If to the Company,

Dreyfus Premier Manager Funds I
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
Attn: Jeff Prusnofsky
Telephone: 212-922-6000
Fax: 212-922-6880

           14.     HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY.

                     14.1   The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                     14.2   This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                     14.3   This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust and the Company shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

                     14.4   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                     14.5   It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust or the Company personally, but shall bind only the property of the Portfolio or the Successor Fund, as the case may be, as provided in the Trust's or Company's Charter; a copy of each such Charter is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal offices of the relevant fund. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Portfolio or the Successor Fund, as the case may be.

           IN WITNESS WHEREOF, the Trust and the Company each have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

THE BEAR STEARNS FUNDS, on behalf of S&P STARS Opportunities Portfolio By: /s/ Barry Sommers Barry Sommers, President

ATTEST:
           /s/ Stephen A. Bornstein
                     Stephen A. Bornstein,
                     Secretary

DREYFUS PREMIER MANAGER FUNDS I, on behalf of Dreyfus Premier S&P STARS Opportunities Fund By: /s/ Stephen E. Canter Stephen E. Canter, President

ATTEST:
           /s/ Jeff Prusnofsky
                     Jeff Prusnofsky,
                     Secretary

EXHIBIT B

DESCRIPTION OF BOARD MEMBERS FOR THE SUCCESSOR FUND

Name (Age)                     Principal Occupation
Position with Company          During Past 5 Years              Other Board Memberships and Affiliations*
------------------------------ -------------------------------- --------------------------------------------------------
Joseph S. DiMartino (60)       Corporate Director and           The Muscular Dystrophy Association, Director
Chairman of the Board            Trustee                        Levcor International, Inc., an apparel fabric processor,
                                                                  Director
                                                                Century Business Services, Inc., a provider of
                                                                  outsourcing functions for small and medium
                                                                  size companies, Director
                                                                The Newark Group, a provider of a national market of
                                                                  paper recovery facilities, paperboard mills and
                                                                  paperboard converting plants, Director

David P. Feldman (63)          Corporate Director and           BBH Mutual Funds Group (11 funds), Director
Board Member                     Trustee                        The Jeffrey Company, a private investment company,
                                                                  Director
                                                                QMED, a medical device company, Director

Ehud Houminer (63)             Professor and Executive-in-      Avnet Inc., an electronics distributor, Director
Board Member                     Residence at the Columbia      International Advisory Board to the MBA Program
                                 Business School, Columbia        School of Management, Ben Gurion University,
                                 University;                      Chairman
                               Principal of Lear, Yavitz and    Explore Charter School, Brooklyn, NY, Chairman
                                 Associates, a management
                                 consulting firm from 1996 to
                                 2001

Gloria Messinger (73)          Arbitrator for American          Yale Law School Fund, Director
Board Member                     Arbitration Association and    Theater for a New Audience, Inc., Director
                                 National Association of        New York Women's Agenda Music Performance Trust
                                 Securities Dealers, Inc.;        Fund, Director
                               Consultant in Intellectual       Brooklyn Philharmonic, Director
                                 Property

T. John Szarkowski (77)        Consultant in Photography        Photography Department at The Museum of Modern
Board Member                                                      Art, Director Emeritus

Anne Wexler (73)               Chairman of the Wexler Group,    Wilshire Mutual Funds (5 funds), Director
Board Member                      consultants specializing in   Methanex Corporation, a methanol production
                                  government relations and        company, Director
                                  public affairs                Member of the Council of Foreign Relations
                                                                Member of the National Park Foundation

____________________
*       Each Board member also is a Board member of other mutual funds in the Dreyfus Fund Complex.

THE BEAR STEARNS FUNDS

S&P STARS OPPORTUNITIES PORTFOLIO

           The undersigned shareholder of the S&P STARS Opportunities Portfolio (the "Portfolio"), a series of The Bear Stearns Funds (the "Trust"), hereby appoints Stephen A. Bornstein, Frank Maresca and Vincent L. Pereira, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Portfolio standing in the name of the undersigned at the close of business on January 2, 2004, at a Special Meeting of Shareholders to be held at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, 13th Floor, Conference Room S, at 1:00 p.m., on Thursday, March 11, 2004, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Portfolio to Dreyfus Premier S&P STARS Opportunities Fund (the "Successor Fund"), in exchange for the Successor Fund's Class T, Class B, Class C and Class R shares having an aggregate net asset value equal to the value of the Portfolio's net assets and the assumption by the Successor Fund of stated liabilities of the Portfolio (the "Reorganization"). Class T, Class B, Class C and Class R shares of the Successor Fund received in the Reorganization will be distributed by the Portfolio to its Class A, Class B, Class C and Class Y shareholders, respectively, in liquidation of the Portfolio, after which the Portfolio will cease operations.

FOR |_|	AGAINST |_|	ABSTAIN |_|

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: Signature(s) Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

January 16, 2004

Acquisition of the Assets of

S&P STARS OPPORTUNITIES PORTFOLIO
(A series of The Bear Stearns Funds)

383 Madison Avenue
New York, New York 10179

1-800-447-1139

By and in Exchange for Shares of

DREYFUS PREMIER S&P STARS
OPPORTUNITIES FUND
(A series of Dreyfus Premier Manager Funds I)

200 Park Avenue
New York, New York 10166

1-800-554-4611

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated January 16, 2004 relating specifically to the proposed transfer of all of the assets of the S&P STARS Opportunities Portfolio (the "Portfolio"), a series of The Bear Stearns Funds (the "Trust"), in exchange for Class T, Class B, Class C and Class R shares of Dreyfus Premier S&P STARS Opportunities Fund (the "Successor Fund"), a series of Dreyfus Premier Manager Funds I, and the assumption by the Successor Fund of stated liabilities of the Portfolio. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

                     1.       The Portfolio's Annual Report for the fiscal year ended March 31, 2003.

                     2.       The Portfolio's Semi-Annual Report for the six-month period ended September 30, 2003.

                     3.       The Portfolio's Statement of Additional Information dated August 1, 2003, as revised August 8, 2003.

                     4.       The Successor Fund's Statement of Additional Information dated December 9, 2003.

           The Prospectus/Proxy Statement dated January 16, 2004 may be obtained by writing to the Portfolio at PFPC Inc., P.O. Box 9803, Providence, Rhode Island 02940-8030, or the Successor Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

          The Portfolio's Statement of Additional Information dated August 1, 2003, as revised August 8, 2003, is incorporated herein by reference to the Trust's Post-Effective Amendment No. 32 to its Registration Statement on Form N-1A, filed July 25, 2003 (File No. 33-84842). The financial statements of the Portfolio are incorporated herein by reference to its Annual Report for its fiscal year ended March 31, 2003, and its Semi-Annual Report dated September 30, 2003.

THE BEAR STEARNS FUNDS

PRIME MONEY MARKET PORTFOLIO

Dear Shareholder:

          As a shareholder of the Prime Money Market Portfolio (the "Portfolio") you are being asked to vote on an Agreement and Plan of Reorganization to allow the Portfolio to transfer all of its assets in a tax-free reorganization to Bear Stearns Prime Money Market Fund (the "Successor Fund"), in exchange for shares of the Successor Fund and the assumption by the Successor Fund of stated liabilities of the Portfolio. If the Agreement and Plan of Reorganization is approved and consummated for the Portfolio, you would no longer be a shareholder of the Portfolio, but would become a shareholder of the Successor Fund, which has the same investment objective and substantially similar management policies as the Portfolio. The Portfolio is a series of The Bear Stearns Funds (the "Trust") and the Successor Fund is a series of Dreyfus Premier Manager Funds I.

          Bear Stearns Asset Management Inc. ("BSAM"), the Portfolio's investment adviser, has informed the Trust's Board that it has entered into a strategic arrangement with The Dreyfus Corporation ("Dreyfus"), the Successor Fund's manager, with respect to the Portfolio and the other portfolios of the Trust. Subject to shareholder approval of the reorganization and the transactions described in the enclosed materials, Dreyfus will provide day-to-day management of the Successor Fund's investments pursuant to substantially the same investment strategy BSAM currently uses for the Portfolio. In addition, Dreyfus or its affiliates will assist in all other operations of the Successor Fund, including the distribution of Successor Fund shares and provision of transfer agency services. As a shareholder of the Successor Fund, you would have access to the additional investment options offered by Dreyfus Institutional Services Division, while pursuing the same investment goal you currently pursue as a shareholder of the Portfolio. The other series of the Trust also are seeking their shareholders' approval to reorganize with or into funds in the Dreyfus Family of Funds.

          The Successor Fund was established solely for the purpose of effecting the Portfolio's reorganization, and will carry on the business of the Portfolio and inherit its performance and financial records.

          After careful review, the Trust's Board of Trustees has unanimously approved the proposed reorganization. The Trustees believe that the proposal set forth in the notice of meeting for the Portfolio is important and recommend that you read the enclosed materials carefully and then vote for the proposal.

          Remember, your vote is extremely important, no matter how large or small your Portfolio holdings. To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

          Further information about the transaction is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call Mutual Fund Investor Connect,™ a professional solicitation group engaged by BSAM, at 1-800-249-7115.

Sincerely, Barry Sommers President

January 16, 2004

TRANSFER OF THE ASSETS OF
PRIME MONEY MARKET PORTFOLIO
TO AND IN EXCHANGE FOR SHARES OF
BEAR STEARNS PRIME MONEY MARKET FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY PRIME MONEY MARKET PORTFOLIO INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Bear Stearns Prime Money Market Fund (the "Successor Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about May 8, 2004 (the "Closing Date") and will no longer be a shareholder of the Portfolio. The Portfolio will then cease operations. You will receive the same number of shares of the Successor Fund as the number of Class Y shares of the Portfolio you held and with a value equal to the value of your investment in the Portfolio as of the Closing Date.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The reorganization will permit Portfolio shareholders to pursue the same investment goals in a fund that is part of a larger fund complex--the Dreyfus Family of Funds. The Successor Fund is part of Dreyfus' institutional money market funds which are designed to meet the cash management needs of an array of institutional investors. As of October 31, 2003, Dreyfus managed 26 institutional money market funds (including municipal and U.S. Treasury funds) with total assets of approximately $78 billion, nine of which would be available as investment options to shareholders of the Successor Fund.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. Both the Portfolio and the Successor Fund seek current income and liquidity consistent with stability of principal by investing in high quality, short-term securities. As a money market fund, each of the Successor Fund and the Portfolio is subject to maturity, quality and diversification requirements to help it maintain a $1 share price. The investment policies, practices and limitations of each fund (and the related risks) are substantially similar. Dreyfus will provide day-to-day management of the Successor Fund's investments using substantially the same investment approach as Bear Stearns Asset Management Inc. ("BSAM"), the Portfolio's investment adviser, currently uses for the Portfolio. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, will distribute the Successor Fund's shares. For additional information regarding the funds, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not realize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Portfolio shares will carry over to the shareholder's Successor Fund shares. The Portfolio will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution would be taxable to shareholders.

WILL THE PROPOSED REORGANIZATION CHANGE TOTAL FUND EXPENSES?

Dreyfus has agreed to cap the Successor Fund's operating expenses for the two-year period following the reorganization so that the total annual operating expenses of the Successor Fund do not exceed the annual operating expenses of the Portfolio, after giving effect to fee waivers and expense reimbursements, as reflected under "Fees and Expenses" in the Portfolio's current prospectus. The Successor Fund will not charge a $7.50 wire redemption fee, which the Portfolio currently charges for wiring redemption proceeds. Accordingly, during such period, the total operating expenses of the Successor Fund will not be higher than the Portfolio's historical operating expenses.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER INVESTMENT MANAGEMENT FEE?

The Portfolio currently pays BSAM an investment advisory fee and pays an affiliate of BSAM an administrative fee. In addition, the Portfolio pays a third party for the provision of certain other administrative and fund accounting services. Under its agreement with Dreyfus, the Successor Fund has agreed to pay Dreyfus a management fee for the provision of investment advisory, administrative and fund accounting services. As a result of the Reorganization, the management fee payable to Dreyfus by the Successor Fund will not exceed the aggregate annual rate of fees payable by the Portfolio to BSAM, its affiliate and the third party for the provision of such services as of the Closing Date.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

BSAM and Dreyfus, and not the Portfolio or the Successor Fund, will pay the expenses relating to the proposed reorganization.

HOW DOES THE BOARD OF TRUSTEES FOR THE PORTFOLIO RECOMMEND I VOTE?

The Board has determined that reorganizing the Portfolio into a newly-formed money market fund that has the same investment objective and substantially similar investment policies as the Portfolio and that is part of the Dreyfus Family of Funds offers potential benefits to shareholders of the Portfolio. These potential benefits include:

•	Dreyfus' experience and resources in managing institutional money market funds;

•	Dreyfus' commitment to limit the total operating expenses of the Successor Fund for two years after the reorganization; and

•	The exchange privileges offered to shareholders of the Successor Fund.

The Trustees believe the reorganization is in the best interests of the Portfolio and its shareholders. Therefore, the Board of Trustees recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

THE BEAR STEARNS FUNDS

PRIME MONEY MARKET PORTFOLIO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

          A Special Meeting of Shareholders of the Prime Money Market Portfolio (the "Portfolio"), a series of The Bear Stearns Funds, will be held at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, 13th Floor, Conference Room S, on Thursday, March 11, 2004, at 4:30 p.m., for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Portfolio to Bear Stearns Prime Money Market Fund (the "Successor Fund"), a series of Dreyfus Premier Manager Funds I, in exchange for the Successor Fund's shares having an aggregate net asset value equal to the value of the Portfolio's net assets and the assumption by the Successor Fund of stated liabilities of the Portfolio (the "Reorganization"). Shares of the Successor Fund received in the Reorganization will be distributed by the Portfolio to its Class Y shareholders in liquidation of the Portfolio, after which the Portfolio will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on January 2, 2004 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees Stephen A. Bornstein Secretary

New York, New York
January 16, 2004

WE NEED YOUR PROXY VOTE

          A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF PORTFOLIO SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE PORTFOLIO WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE PORTFOLIO TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer Of The Assets Of

PRIME MONEY MARKET PORTFOLIO
(A Series of The Bear Stearns Funds)

To And In Exchange For Shares Of

BEAR STEARNS PRIME MONEY MARKET FUND
(A Series of Dreyfus Premier Manager Funds I)

PROSPECTUS/PROXY STATEMENT
January 16, 2004

Special Meeting of Shareholders
To Be Held on Thursday, March 11, 2004

           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of The Bear Stearns Funds (the "Trust") on behalf of the Prime Money Market Portfolio (the "Portfolio") to be used at the Special Meeting of Shareholders (the "Meeting") of the Portfolio to be held on Thursday, March 11, 2004 at 4:30 p.m., at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, 13th Floor, Conference Room S, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on January 2, 2004 are entitled to receive notice of and to vote at the Meeting.

          It is proposed that the Portfolio transfer all of its assets to Bear Stearns Prime Money Market Fund (the "Successor Fund"), a series of Dreyfus Premier Manager Funds I, in exchange for the Successor Fund's shares and the assumption by the Successor Fund of stated liabilities of the Portfolio, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Successor Fund shares received by the Portfolio will be distributed to Portfolio shareholders, with each shareholder receiving a pro rata distribution of Successor Fund shares (or fractions thereof) for Portfolio shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Portfolio shares the same number of shares (or fractions thereof) of the Successor Fund equal in value to the aggregate net asset value of the shareholder's Portfolio shares as of the date of the Reorganization.

           This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Successor Fund that Portfolio shareholders should know before voting on the proposal or investing in the Successor Fund.

           A Statement of Additional Information ("SAI") dated January 16, 2004, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Successor Fund and the Portfolio. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Successor Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Successor Fund and the Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Successor Fund, like the Portfolio, will seek to preserve the value of an investment at $1 per share, it is possible to lose money by investing in the Successor Fund, as in the Portfolio.

The Securities and Exchange Commission has not approved or disapproved the Successor Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

          The Portfolio and the Successor Fund are open-end management investment companies. The Successor Fund has not yet commenced investment operations and was established solely for the purpose of effecting the Reorganization. It has the same investment objective and substantially similar investment policies and restrictions as the Portfolio. The Dreyfus Corporation ("Dreyfus") is the Successor Fund's investment adviser. Dreyfus will manage the Successor Fund's investments pursuant to substantially the same investment strategy that Bear Stearns Asset Management Inc. ("BSAM") currently uses for the Portfolio. If the Reorganization is approved by shareholders of the Portfolio, the Successor Fund will carry on the business of the Portfolio and will inherit the Portfolio's performance and financial records following consummation of the Reorganization. A comparison of the Portfolio and the Successor Fund is set forth in this Prospectus/Proxy Statement.

          The Successor Fund's Prospectus dated December 16, 2003 accompanies this Prospectus/Proxy Statement, and is incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Portfolio's most-recent Prospectus, its Annual Report for the fiscal year ended March 31, 2003 and Semi-Annual Report for the six months ended September 30, 2003, please write to the Portfolio at PFPC Inc., P. O. Box 9830, Providence, Rhode Island 02940-8030 (Attention: The Bear Stearns Funds), or call 1-800-447-1139.

          Shareholders are entitled to one vote for each dollar of net asset value standing in the shareholder's name. Portfolio shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of January 2, 2004, there were 1,789,140,096 Class Y Portfolio shares issued and outstanding. No other Class of Portfolio shares has been issued.

           Proxy materials will be mailed to shareholders of record on or about January 28, 2004.

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Successor Fund and the Portfolio

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization

Exhibit B: Description of Board Members for the Successor Fund	A-1 B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE PORTFOLIO TO THE
SUCCESSOR FUND

SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Successor Fund's Prospectus, the Portfolio's Prospectus and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

          Proposed Transaction. The Trust's Board, including the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio or Successor Fund ("Independent Trustees"), has unanimously approved an Agreement and Plan of Reorganization (the "Plan") for the Portfolio. The Plan provides that, subject to the requisite approval of the Portfolio's shareholders, on the date of the Reorganization the Portfolio will assign, transfer and convey to the Successor Fund all of the assets of the Portfolio, including all securities and cash, in exchange for shares of the Successor Fund having an aggregate net asset value equal to the value of the Portfolio's net assets, and the Successor Fund will assume stated liabilities of the Portfolio. The Portfolio will distribute all Successor Fund shares received by it among its shareholders so that each Class Y Portfolio shareholder will receive a pro rata distribution of Successor Fund shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Portfolio shares as of the date of the Reorganization. Thereafter, the Portfolio will be terminated as a series of the Trust and cease operations. As a result of the Reorganization, each Portfolio shareholder will cease to be a shareholder of the Portfolio and will become a shareholder of the Successor Fund as of the close of business on the date of the Reorganization.

          Each other series of the Trust also is seeking the approval of its shareholders to reorganize with or into a fund in the Dreyfus Family of Funds. If shareholders of each series of the Trust approve such reorganizations, the Trust will be terminated.

          The Trust's Board has unanimously concluded that the Portfolio's participation in the Reorganization would be in the best interests of the Portfolio and its shareholders and the interests of the Portfolio's existing shareholders would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

          Tax Consequences. As a condition to the closing of the Reorganization, the Portfolio and the Successor Fund each will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Portfolio, the Portfolio's shareholders, or the Successor Fund as a result of the Reorganization. See "Information about the Reorganization—Federal Income Tax Consequences."

          Comparison of the Portfolio and the Successor Fund. The following discussion is primarily a summary of certain parts of the Portfolio's Prospectus and the Successor Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Portfolio and the Successor Fund are each money market funds with identical investment goals and substantially similar investment approaches. The Portfolio and the Successor Fund each seek current income and liquidity consistent with stability of principal. This investment objective is a fundamental policy, which cannot be changed without the approval of a majority of the relevant fund's outstanding voting shares.

          To pursue its goal, the Successor Fund, like the Portfolio, will invest in a diversified portfolio of high quality, short-term U.S. dollar-denominated debt securities, including:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities

•	certificates of deposit, time deposits, bankers' acceptances, and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches

•	commercial paper and other short-term corporate obligations of domestic and foreign issuers, including those with floating or variable rates of interest

•	repurchase agreements

•	asset-backed securities

          Normally, the Successor Fund will invest at least 25% of its net assets in bank obligations. The Portfolio generally invests 25% or more of its assets in bank obligations.

          As a money market fund, the Successor Fund, like the Portfolio, is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price of $1.00.

          Generally, the Successor Fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating, with the remainder invested in securities with the second-highest credit rating, or the unrated equivalent as determined by Dreyfus. The Portfolio's investments are also so limited. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all interest and principal payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less.

          The Successor Fund and Portfolio each must maintain an average dollar-weighted portfolio maturity of 90 days or less. To maintain its current AAA ratings (AAAm by S&P and AAA by Moody's), the Portfolio maintains a weighted average portfolio maturity of 60 days or less. The Successor Fund also will seek to maintain AAA ratings and a weighted average portfolio maturity of 60 days or less. The Successor Fund, like the Portfolio, may acquire individual investments with remaining maturities ranging from one day to 397 days.

          The Successor Fund and Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon no more than 30 days' notice. Floating and variable rate instruments are considered to be within the maturity range described above despite having nominal remaining maturities greater than 397 days, because of their floating rate or reset features. Variable rate demand notes include master demand notes which are obligations that permit the fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower.

          Main Risks. Because each fund is a money market fund with the same investment objective and substantially similar investment policies and restrictions, the principal risks associated with an investment in the Portfolio and the Successor Fund are substantially similar, although they may be described differently in the relevant Prospectus. An investment in the Successor Fund, as in the Portfolio, is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although each fund seeks to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in either fund. Additionally, each fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additional risks, as described in the Successor Fund's Prospectus, are discussed below.

          While the Successor Fund, like the Portfolio, intends to maintain a constant share price, the following factors could reduce the fund's income level and/or share price:

•	interest rates could rise sharply, causing the value of the fund's investments and its share price to drop

•	interest rates could drop, thereby reducing the fund's yield

•	any of the fund's holdings could have its credit rating downgraded or could default

•	the risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest in U.S. dollars

•	the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking industry

          Under adverse market conditions, the Successor Fund, like the Portfolio, may hold some or all of its assets in U.S. Treasury securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

          Management Fee. The Portfolio and the Successor Fund have different management fee structures. Pursuant to an Amended and Restated Investment Advisory Agreement with BSAM, the Portfolio has agreed to pay BSAM a fee for investment advisory services at the annual rate of 0.20% of the value of the Portfolio's average daily net assets. In addition to the advisory fee, the Portfolio has agreed to pay Bear Stearns Fund Management Inc. ("BSFM"), an affiliate of BSAM, pursuant to an Administration Agreement, an administration fee at the annual rate of 0.05% of the value of the Portfolio's average daily net assets. BISYS Fund Services Ohio, Inc. ("BISYS") also provides certain administrative services to the Portfolio, pursuant to a Fund Accounting and Administrative Services Agreement. The fee payable to BISYS varies with the size of the Portfolio's assets, ranging from an annual rate of 0.06% of the value of the Portfolio's average daily net assets up to $150 million to 0.0085% of such assets in excess of $1 billion.

          Pursuant to the Management Agreement with Dreyfus, the Successor Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.20% of the value of the Successor Fund's average daily net assets. The services covered in the Portfolio's Advisory Agreement with BSAM, Administration Agreement with BSFM and Fund Accounting and Administrative Services Agreement with BISYS, which resulted in an aggregate fee payable of 0.265% of the Portfolio's average daily net assets for the fiscal year ended March 31, 2003, are included in the management fee payable by the Successor Fund to Dreyfus. Thus, as a result of the Reorganization, the management fee payable to Dreyfus by the Successor Fund will not exceed the aggregate annual rate of fees payable by the Portfolio to BSAM, BSFM and BISYS for the provision of investment advisory and administrative services.

           Expenses. The fees and expenses set forth below are as of March 31, 2003, the Portfolio's most recent fiscal year end. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Portfolio and the Successor Fund, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices. BSAM has contractually agreed to waive a portion of its fee and/or reimburse certain expenses of the Portfolio until at least July 31, 2005, so that the Portfolio's net expenses do not exceed 0.20%. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Successor Fund for the two-year period after the Reorganization, so that Successor Fund expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.20%.

Annual Fund Operating Expenses
(expenses paid from fund assets) as a
percentage of average daily net assets:

                                                                                     Pro Forma After
                                                                                      Reorganization
                                      Portfolio            Successor Fund             Successor Fund
                                       Class Y                 Shares                     Shares
                                      ---------            --------------            ---------------
Management fees                         .20%                   .20%*                      .20%*
Other expenses                          .09%                   .03%+                      .03%+
                                      ---------            --------------            ---------------

Total                                   .29%                   .23%                       .23%
Fee waiver and/or expense              (.09)%                 (.03)%                     (.03)%
reimbursement
Net operating expenses                  .20%                   .20%                       .20%

______________________________________

*	Management fees for the Successor Fund, in addition to investment advisory services, cover administrative and internal accounting services, which are included for the Portfolio under "Other expenses." See "Management Fees" above.
+	The amount listed for the Successor Fund's "Other expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than the amounts listed in the table.

Example

          This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether investors sold their shares at the end of the period or kept them. The one-year example and the first and second year of the three-, five- and ten-years examples for the Portfolio and the Successor Fund are based on net operating expenses, which reflect the respective expense waiver/reimbursement by BSAM and Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.

                                                                                   Successor Fund Shares
              Portfolio--Class Y Shares        Successor Fund Shares          Pro Forma After Reorganization
           --------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
1 Year            $ 20                              $ 20                        $ 20
3 Years           $ 75                              $ 68                        $ 68
5 Years           $144                              $123                        $123
10 Years          $350                              $287                        $287

          Past Performance. Performance information for the Successor Fund is not presented because the fund has not yet commenced operations. As accounting successor to the Portfolio, the Successor Fund will assume the Portfolio's historical performance after the Reorganization. The bar chart and table below illustrate the risks of investing in the Successor Fund and Portfolio. The bar chart shows the changes in the performance of the Portfolio's Class Y shares from year to year. The table shows the average annual total returns of the Portfolio's Class Y shares over time. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

Portfolio Class Y Shares
Year-by-year total returns as of 12/31 each year (%)

                                                         +5.55       +5.14       +6.42      +4.09       +1.76
------------ ---------- --------- ---------- ---------- --------- ------------ ---------- ----------- -----------
    '93         '94       '95        '96        '97       '98         '99         '00        '01         '02

Best Quarter:                 Q3 '00             +1.64%
Worst Quarter:                Q4 '02             +0.38%

The year-to-date total return for the Class Y shares of the Portfolio as of 9/30/03 was 0.81%.

Portfolio Class Y Shares
Average annual total returns as of 12/31/02

                                                                Since Inception
                                  1 Year          5 Years          (7/14/97)
----------------------------- --------------- ----------------- ----------------
                                  1.76%            4.58%             4.68%
                              --------------- ----------------- ----------------

          The "seven-day yield" is an annualized figure - the amount an investor would earn if the investment was kept in the Portfolio and the Portfolio continued to earn the same net interest income throughout the year. The Portfolio's seven-day yield as of December 31, 2003 was 0.92%.

          The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded. The Portfolio's seven-day effective yield as of December 31, 2003 was 0.92%.

          For the Portfolio's current seven-day yield and seven-day effective yield, call 1-800-766-4111.

           Investment Advisers. The investment adviser for the Successor Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus managed approximately $168 billion in approximately 200 mutual fund portfolios as of October 31, 2003. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $3.2 trillion of assets under management, administration or custody, including approximately $625 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

          Dreyfus will manage the Successor Fund's portfolio of investments in accordance with the stated policies of the Successor Fund, which are substantially similar to those of the Portfolio. Dreyfus is responsible for investment decisions, and provides the Successor Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities.

           BSAM, located at 383 Madison Avenue, New York, New York 10179, is the Portfolio's investment adviser. BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., was established in 1985. The Bear Stearns Companies Inc. is a holding company that, through its subsidiaries (including its principal subsidiary, Bear, Stearns & Co. Inc.), is a leading United States investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and provides investment advisory and administrative services to open-end investment funds and other managed accounts with aggregate assets at October 31, 2003 of approximately $22.1 billion.

          Board Members. The Board members for the Portfolio and the Successor Fund are different. None of the Board members for the Successor Fund is an "interested person" (as defined in the 1940 Act) of the Successor Fund or Portfolio (hereinafter referred to as "Independent Board Members"). The Board for the Successor Fund has standing audit, nominating and compensation committees. The function of the audit committee is to oversee the Successor Fund's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates for election as Independent Board Members for the Successor Fund; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Successor Fund also has a standing evaluation committee to assist in valuing the fund's investments. For a description of the Board members for the Successor Fund, see Exhibit B.

          Independent Auditors. The Successor Fund has selected Ernst & Young LLP as its independent auditors. Deloitte & Touche LLP are the Portfolio's independent auditors.

           Capitalization. The Portfolio has classified its shares into Class Y. The Successor Fund has not classified its shares into a designated Class. The Portfolio's Class Y shares will be exchanged for the Successor Fund's shares. The following table sets forth as of September 30, 2003 (1) the capitalization of the Portfolio's shares, (2) the capitalization of the Successor Fund's shares and (3) the pro forma capitalization of the Successor Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

                                                                                           Pro Forma After
                                                                                            Reorganization
                                             Portfolio             Successor Fund           Successor Fund
                                              Class Y                  Shares                   Shares
                                         --------------            --------------          ---------------
  Total net assets                       $2,214,635,418               $0                    $2,214,635,418
  Net asset value per share              $1.00                        N/A                   $1.00
  Shares outstanding                     2,214,666,333                None                  2,214,666,333

          Purchase Procedures. For Portfolio shareholders who receive Successor Fund shares as a result of the Reorganization, the methods available to purchase shares of the Portfolio and the Successor Fund are substantially similar. The Successor Fund is designed for institutional investors, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Successor Fund shares may not be purchased directly by individuals (other than individuals who received Successor Fund shares in exchange for Portfolio shares as a result of the Reorganization), although institutions may purchase shares for accounts maintained by individuals. As a shareholder of the Successor Fund, you will be able to continue to purchase Successor Fund shares through your account representative.

          The minimum initial investment in the Successor Fund is $10,000,000, subject to certain exceptions. The minimum initial investment in the Portfolio is $1,000,000. There is no minimum for subsequent investments in the Successor Fund or Portfolio. Shareholders who receive Successor Fund shares in exchange for their Portfolio shares as a result of the Reorganization may continue to purchase Successor Fund shares without meeting the fund's minimum initial purchase requirement.

          The Successor Fund's net asset value per share is determined three times daily: as of 12:00 noon, 5:00 p.m. and 8:00 p.m., on each day the New York Stock Exchange (the "NYSE") or the fund's transfer agent is open for regular business. The Portfolio normally calculates its share price at 1:00 p.m. and 4:00 p.m. on each day the NYSE and the Federal Reserve Bank of New York are open.

          Generally, orders placed for Successor Fund shares before 12:00 noon or 5:00 p.m., will become effective at the price determined at 12:00 noon or 5:00 p.m., respectively, on that day. In either case, shares purchased will receive the dividend declared on that day. Orders for Successor Fund shares effected through compatible computer facilities after 5:00 p.m., but before 8:00 p.m., will become effective at the price determined at 8:00 p.m. on that day, if Federal Funds are received by the Successor Fund's custodian by 11:00 a.m. on the following business day. In this case, shares purchased will start earning dividends on the business day following the date the order became effective. Orders for Successor Fund shares effected between 5:00 p.m. and 8:00 p.m., by means other than a compatible computer facility, will become effective on the following business day. All times are Eastern Standard Time.

          See "Account Policies – Buying Shares," "Services for Fund Investors" and "Instructions for Account Transactions" in the Successor Fund's Prospectus and "How to Buy Shares" and "Shareholder Services" in the Successor Fund's Statement of Additional Information for a discussion of purchase procedures for shares of the Successor Fund.

          Redemption Procedures. For Portfolio shareholders who receive Successor Fund shares as a result of the Reorganization, the methods available to sell (redeem) shares of the Portfolio and the Successor Fund are substantially similar.

          If a redemption request is received in proper form by the Successor Fund's transfer agent or other authorized entity by 5:00 p.m., the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day, and the shares will not receive the dividend declared on that day. If a redemption request is received in proper form by the Successor Fund's transfer agent or other authorized entity after 5:00 p.m., but by 8:00 p.m., the shares will receive the dividend declared on that day, and the proceeds of the redemption ordinarily will be transmitted in Federal Funds on the next business day. If the Portfolio receives your redemption request before 1:00 p.m., it normally sends you proceeds in Federal Funds on the same day. If the Portfolio receives your redemption request between 1:00 p.m. and 4:00 p.m., normally it will send your redemption proceeds in Federal Funds on the same day, but not later than the next business day. All times are Eastern Standard Time. The Portfolio charges a $7.50 transaction fee for wiring redemption proceeds; the Successor Fund does not charge such transaction fees.

          See "Account Policies—Selling Shares" and "Instructions for Account Transactions" in the Successor Fund's Prospectus and "How to Redeem Shares" in the Successor Fund's Statement of Additional Information for a discussion of redemption procedures for shares of the Successor Fund.

           Distributions. The dividend and distributions policies of the Portfolio and the Successor Fund are substantially similar. The Successor Fund, like the Portfolio, anticipates declaring dividends from its net investment income on each day the NYSE or its transfer agent is open for business. The Successor Fund also anticipates paying its shareholders any dividends from its net investment income once a month and distributing any net realized securities gains once a year. The actual amount of dividends paid per share by the Portfolio and the Successor Fund is different.

          Shareholder Services. As a shareholder of the Successor Fund, shareholders will be able to exchange their shares for shares of any of the nine Dreyfus Cash Management funds, which are institutional money market funds that include municipal funds and U.S. Treasury funds. See "Services for Fund Investors" in the Successor Fund's Prospectus and "Shareholder Services" in the Successor Fund's Statement of Additional Information for a further discussion of the shareholder services offered by the Successor Fund.

REASONS FOR THE REORGANIZATION

          The Board members for the Portfolio and the Successor Fund have concluded that the Reorganization is in the best interests of the Portfolio and the Successor Fund, respectively, and their shareholders. BSAM has informed the Trust's Board that it has entered into a strategic arrangement with Dreyfus with respect to the Portfolio and the other portfolios of the Trust. Pursuant to the arrangement with respect to the Portfolio, Dreyfus would be responsible for the overall management of the Successor Fund. BSAM believes, and the Trust's Board concurs, that the proposed Reorganization will be advantageous to the shareholders of the Portfolio for several reasons. First, Portfolio shareholders would continue their relationship with their account representatives while having cash management provided by Dreyfus as investment adviser to the Successor Fund. Shareholders should benefit from Dreyfus' experience and resources in managing investment companies, particularly institutional money market funds. Founded in 1947, Dreyfus managed approximately 200 investment company portfolios with approximately $168 billion in assets, approximately $78 billion of which is in institutional money market funds, as of October 31, 2003. Second, for at least the next two years the Successor Fund's total annual operating expenses will not be higher than the Portfolio's historical annual operating expenses. Third, the Successor Fund is part of a diverse family of mutual funds, including 15 institutional money market portfolios, nine of which will be available to Successor Fund shareholders through exchanges.

          The Board of Trustees for the Successor Fund considered that the Reorganization presents an opportunity for the Successor Fund to acquire substantial investment assets without the obligation to pay transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Successor Fund.

          The Boards for the Portfolio and the Successor Fund also considered that each fund's investment adviser will benefit from the Reorganization. Because the Successor Fund will be the accounting survivor to the Portfolio and will acquire all of the assets of the Portfolio, Dreyfus will receive management fees on an established pool of assets. BSAM will receive economic benefits if the Reorganization is completed, including receipt of payments from Dreyfus in consideration of BSAM's performance of other obligations under an agreement with Dreyfus.

          In determining whether to recommend approval of the Reorganization, each Board also considered (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (2) the compatibility of the Portfolio's and Successor Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Portfolio and the Successor Fund; (3) the expense ratio and information regarding the fees and expenses of the Portfolio and the estimated expense ratio and information regarding the fees and expenses of the Successor Fund; (4) the tax consequences of the Reorganization; and (5) that the costs to be incurred by the Portfolio and the Successor Fund in connection with the Reorganization would be borne by BSAM and Dreyfus, and not the Portfolio or the Successor Fund.

          For the reasons described above, the Board of Trustees for the Portfolio, including the Independent Trustees, approved the Reorganization. Similarly, the Board of Trustees for the Successor Fund, including the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

          Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the copy of the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Portfolio's shareholders, the Successor Fund will acquire all of the assets of the Portfolio in exchange for Successor Fund shares and the assumption by the Successor Fund of stated liabilities of the Portfolio on May 8, 2004 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Successor Fund shares to be issued to the Portfolio will be determined on the basis of the net asset value per share and aggregate net assets attributable to the Portfolio, computed as of 5:00 p.m., Eastern time, on the Closing Date.

          On or before the Closing Date, the Portfolio will declare a dividend or dividends that, together with all dividends that have been declared previously, will have the effect of distributing to Portfolio shareholders all of the Portfolio's previously undistributed investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income and net capital gain (after reduction for any capital loss carryforwards), if any, earned or realized for all taxable years or periods ending on or before the Closing Date.

          As soon as conveniently practicable after the Closing Date, the Portfolio will liquidate and distribute pro rata to its Class Y shareholders of record as of the close of business on the Closing Date, Successor Fund shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Successor Fund in the name of each Portfolio shareholder, each account representing the respective pro rata number of Successor Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Portfolio will be terminated as a series of the Trust and cease operations. After the Closing Date, any outstanding certificates representing Portfolio shares will represent Successor Fund shares distributed to the record holders of the Portfolio.

          The Plan may be amended at any time prior to the Reorganization. The Portfolio will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Portfolio and the Successor Fund under the Plan are subject to various conditions, including approval by Portfolio shareholders and the continuing accuracy of various representations and warranties of the Portfolio and the Successor Fund. In addition, consummation of the transactions contemplated by the Plan is subject to Dreyfus and BSAM satisfying certain obligations pursuant to their agreement.

          The total expenses of the Reorganization are expected to be approximately $112,000, which will be borne by BSAM and Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and BSAM and Dreyfus may pay persons holding Portfolio shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Portfolio may retain an outside firm to solicit proxies on behalf of the Trust's Board. The cost of any such outside firm solicitation, which will be paid by BSAM and Dreyfus, is estimated to be approximately $2,400.

          By approving the Reorganization, Portfolio shareholders are also, in effect, agreeing to the Successor Fund's investment advisory arrangements, Board composition, and independent auditors. If the Reorganization is not approved by Portfolio shareholders, the Trust's Board will consider other appropriate courses of action.

          Temporary Suspension of Certain of the Portfolio's Investment Restrictions. Since certain of the Portfolio's existing investment restrictions could preclude the Portfolio from consummating the Reorganization in the manner contemplated in the Plan, Portfolio shareholders are requested to authorize the temporary suspension of any investment restriction of the Portfolio to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of the Portfolio's investment restrictions will not affect the investment restrictions of the Successor Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

          Federal Income Tax Consequences. The exchange of Portfolio assets for Successor Fund shares, and the Successor Fund's assumption of the Portfolio's stated liabilities, is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Portfolio will receive the opinion of Kramer Levin Naftalis & Frankel LLP, counsel to the Portfolio, and the Successor Fund will receive an opinion of Stroock & Stroock & Lavan LLP, counsel to the Successor Fund, each to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Portfolio's assets to the Successor Fund in exchange solely for Successor Fund shares and the assumption by the Successor Fund of stated liabilities of the Portfolio, followed by the distribution by the Portfolio of the Successor Fund's shares to Portfolio shareholders in complete liquidation of the Portfolio, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Portfolio and the Successor Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Successor Fund upon the receipt of the assets of the Portfolio in exchange solely for Successor Fund shares and the assumption by the Successor Fund of stated liabilities of the Portfolio pursuant to the Reorganization; (3) no gain or loss will be recognized by the Portfolio upon the transfer of its assets to the Successor Fund in exchange solely for Successor Fund shares and the assumption by the Successor Fund of stated liabilities of the Portfolio or upon the distribution (whether actual or constructive) of Successor Fund shares to Portfolio shareholders in exchange for their shares of the Portfolio in liquidation of the Portfolio pursuant to the Reorganization; (4) no gain or loss will be recognized by Portfolio shareholders upon the exchange of Portfolio shares for Successor Fund shares pursuant to the Reorganization; (5) the aggregate tax basis for the Successor Fund shares received by each Portfolio shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Portfolio shares held by such shareholder immediately prior to the Reorganization, and the holding period of Successor Fund shares to be received by each Portfolio shareholder pursuant to the Reorganization will include the period during which the shareholder's Portfolio shares exchanged therefor were held by such shareholder (provided those Portfolio shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Portfolio asset acquired by the Successor Fund will be the same as the tax basis of such asset to the Portfolio immediately prior to the Reorganization, and the holding period of each Portfolio asset in the hands of the Successor Fund will include the period during which such asset was held by the Portfolio.

          The foregoing opinions will state that no opinion will be expressed as to the effect of the Reorganization on the Portfolio or the Successor Fund or any Portfolio shareholder with respect to any Portfolio asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

          Neither the Portfolio nor the Successor Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinions of counsel are not binding on the IRS nor do they preclude the IRS from adopting a contrary position. Portfolio shareholders should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Portfolio shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Required Vote and Board's Recommendation

          The Trust's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Portfolio and its shareholders and (2) the interests of shareholders of the Portfolio will not be diluted as a result of the Reorganization. Pursuant to the Trust's charter documents, an affirmative vote of a majority of the Portfolio's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization. Shareholders are entitled to one vote for each dollar of net asset value standing in the shareholder's name on the books of the Trust.

THE TRUST'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUND AND THE
PORTFOLIO

          Information about the Successor Fund is incorporated by reference into this Prospectus/Proxy Statement from the Successor Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 333-106576). Information about the Portfolio is incorporated by reference into this Prospectus/Proxy Statement from the Portfolio's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-84842).

          The Portfolio and the Successor Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Portfolio and the Successor Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of Portfolio documents can be viewed on-line or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Portfolio shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Portfolio may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

          Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Portfolio or by attending the Meeting and voting in person.

          If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Portfolio shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Portfolio shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

          In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Portfolio shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of thirty percent of the outstanding Portfolio shares entitled to vote at the Meeting.

          As of January 2, 2004, the following were known by the Portfolio to own of record or beneficially 5% or more of the outstanding voting shares of the Portfolio:

                                                            Percentage of
              Name and Address                            Outstanding Shares
              ----------------                            ------------------

                                                           Before and After
                                                            Reorganization
                                                           ----------------

          Bear, Stearns Securities Corporation                 8.38%
          For the Benefit of 001-04111-14
          1 Metrotech Center North
          Brooklyn, NY 11201-3859

          A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

          As of January 2, 2004, Board members and officers for the Portfolio and the Successor Fund, as a group, owned less than 1% of the Portfolio's outstanding shares, respectively. No shares of the Successor Fund were outstanding as of such date.

FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of the Portfolio for the fiscal year ended March 31, 2003 have been incorporated herein by reference in reliance upon the report of Deloitte & Touche LLP, the Portfolio's independent auditors, given on their authority as experts in accounting and auditing.

OTHER MATTERS

          The Trust's Trustees are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

          Please advise the Portfolio, in care of PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, whether other persons are the beneficial owners of Portfolio shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Portfolio shares.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

          AGREEMENT AND PLAN OF REORGANIZATION dated as of December 11, 2003 (the "Agreement"), between THE BEAR STEARNS FUNDS (the "Trust"), a Massachusetts business trust, on behalf of PRIME MONEY MARKET PORTFOLIO (the "Portfolio"), and DREYFUS PREMIER MANAGER FUNDS I (the "Company"), a Massachusetts business trust, on behalf of BEAR STEARNS PRIME MONEY MARKET FUND (the "Successor Fund"). All agreements, representations, actions, obligations and covenants described herein made or to be taken or undertaken by the Portfolio and the Successor Fund are made and shall be taken or undertaken by the Trust on the Portfolio's behalf and by the Company on the Successor Fund's behalf.

          This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g). The reorganization will consist of the transfer of all of the assets of the Portfolio to the Successor Fund in exchange solely for shares of beneficial interest, par value $.001 per share, of the Successor Fund (the "Successor Fund Shares") and the assumption by the Successor Fund of stated liabilities of the Portfolio and the distribution, after the Closing Date hereinafter referred to, of the Successor Fund Shares to the holders of Class Y shares of the Portfolio in complete liquidation of the Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization"). The parties hereto intend that the Reorganization will qualify as a "reorganization" as defined in Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code").

          WHEREAS, the Portfolio is a series of the Trust, a registered, open-end management investment company, and the Successor Fund is a series of the Company, a registered, open-end management investment company, and all of the assets of the Portfolio are assets of the character in which the Successor Fund is permitted to invest;

          WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Portfolio and the Portfolio's shareholders and that the interests of the Portfolio's existing shareholders will not be diluted as a result of this transaction; and

           WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Successor Fund:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

          1.1      Subject to the requisite approval of the Portfolio's shareholders and the other terms and conditions contained herein, the Portfolio agrees to assign, transfer and convey to the Successor Fund all of the assets of the Portfolio, as set forth in paragraph 1.2, and the Successor Fund agrees in exchange therefor: (a) to deliver to the Portfolio the number of Successor Fund Shares, including fractional Successor Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the liabilities of the Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Successor Fund Shares, the Successor Fund shall credit the Successor Fund Shares to the Portfolio's account on the books of the Successor Fund and shall deliver a confirmation thereof to the Portfolio.

          1.2      (a) The assets of the Portfolio to be transferred to the Successor Fund shall consist of all assets and property, including, without limitation, all portfolio securities, cash, cash equivalents, commodities and futures interests and dividends and interests receivable, that are owned by the Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Portfolio, on the Closing Date (the "Assets"). The Successor Fund also shall be entitled to receive copies of all books and records that pertain to the Portfolio that the Trust is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder.

                     (b)      The Portfolio has provided the Successor Fund with a list of all of the Portfolio's assets, including portfolio securities, as of the date of execution of this Agreement. The Portfolio reserves the right to sell any of these securities but will not, without the prior approval of the Successor Fund, acquire any additional securities other than securities of the type in which the Successor Fund is permitted to invest.

                     (c)      The Assets shall be delivered to The Bank of New York, 100 Church Street, New York, New York 10286, the Successor Fund's custodian ("BNY"), for the account of the Successor Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to BNY for the account of the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash so delivered shall be in the form of immediately available funds payable to the order of BNY for the account of the Successor Fund.

          1.3      The Portfolio will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Successor Fund shall assume the liabilities of the Portfolio reflected on an unaudited statement of assets and liabilities of the Portfolio prepared as of the Valuation Date (as defined in paragraph 2.1) (the "Liabilities") in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Successor Fund shall assume only those Liabilities of the Portfolio reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

          1.4      The Portfolio will pay or cause to be paid to the Successor Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Successor Fund hereunder. The Portfolio will transfer to the Successor Fund any distributions, rights or other assets received by the Portfolio after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets and shall not be separately valued.

          1.5      As soon after the Closing Date as is conveniently practicable, the Portfolio will distribute pro rata to holders of record of the Portfolio's Class Y shares, determined as of the close of business on the Closing Date ("Portfolio Shareholders"), Successor Fund Shares received by the Portfolio pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of Successor Fund Shares then credited to the account of the Portfolio on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Portfolio Shareholders and representing the respective pro rata number of Successor Fund Shares due such shareholders. All issued and outstanding shares of the Portfolio simultaneously will be canceled on the books of the Portfolio.

          1.6      Ownership of Successor Fund Shares will be shown on the books of the Successor Fund's transfer agent. Successor Fund Shares will be issued in the manner described in the Successor Fund's then-current prospectus and statement of additional information (collectively, the "Successor Fund's Prospectus"); the Successor Fund, however, will not issue share certificates in the Reorganization.

          1.7      Any transfer taxes payable upon issuance of the Successor Fund Shares in a name other than the registered holder of the Portfolio shares on the books of the Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Successor Fund Shares are to be issued and transferred.

          1.8      Any reporting responsibility of the Portfolio, including the responsibility for filing regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Portfolio and Trust.

2.	VALUATION.

          2.1      The value of the Assets shall be the value of such Assets computed as of 5:00 p.m., Eastern time, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Agreement and Declaration of Trust, as amended (the "Company's Charter"), and the Successor Fund's Prospectus, which are and shall be consistent with the policies currently in effect for the Trust and Portfolio.

          2.2      The net asset value of a Successor Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Company's Charter and the Successor Fund's Prospectus, which are and shall be consistent with the policies currently in effect for the Trust and Portfolio.

          2.3      The number of Successor Fund Shares to be issued (including fractional shares, if any) in exchange for the Portfolio's net assets shall be determined by dividing the value of the net assets attributable to Class Y of the Portfolio determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Successor Fund Share determined in accordance with paragraph 2.2.

          2.4      Any computations of value of assets shall be made in accordance with the regular practices of The Dreyfus Corporation ("Dreyfus"), as fund accountant for the Successor Fund, and shall be subject to verification by the Portfolio and the respective independent accountants of the prices used in such computations.

3.	CLOSING AND CLOSING DATE.

          3.1      The Closing Date shall be May 8, 2004, or such other date as to which the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at 5:00 p.m. at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as to which the parties may mutually agree.

          3.2      The Portfolio shall direct Custodial Trust Company, as custodian for the Portfolio (the "Custodian"), to deliver at the Closing a certificate of an authorized officer of the Custodian stating that: (i) the Assets have been delivered in proper form to the Successor Fund within two business days prior to or on the Closing Date and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Portfolio's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to BNY as custodian for the Successor Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Portfolio as of the Closing Date for the account of the Successor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Portfolio's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Portfolio shall be delivered to Mellon by wire transfer of federal funds on the Closing Date.

          3.3      If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Successor Fund or the Portfolio shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Successor Fund or the Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

          3.4      The Portfolio shall direct PFPC Inc., as transfer agent for the Portfolio (the "Transfer Agent"), to deliver at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Portfolio Shareholders and the number, share class and percentage ownership of outstanding Portfolio shares, owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the Successor Fund Shares to be credited on the Closing Date to the Secretary of the Trust, or provide evidence satisfactory to the Trust that such Successor Fund Shares have been credited to the Portfolio's account on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

4.	REPRESENTATIONS AND WARRANTIES.

          4.1      The Trust, on behalf of the Portfolio, represents and warrants to the Company, on behalf of the Successor Fund, as follows:

                     (a)      The Portfolio is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                     (b)      The Trust is registered under the 1940 Act as an open-end management investment company, and the Portfolio's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                     (c)      The current prospectus and statement of additional information of the Portfolio and each prospectus and statement of additional information of the Portfolio used during the three years previous to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                     (d)      The Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Agreement and Declaration of Trust, as amended (the "Trust's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Portfolio or by which the Portfolio is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust is a party on behalf of the Portfolio or by which the Portfolio is bound.

                     (e)      The Portfolio has no material contracts or other commitments outstanding (other than this Agreement) that will be terminated with liability to the Portfolio on or prior to the Closing Date.

                     (f)      No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Portfolio of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

                     (g)      No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Portfolio knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                     (h)      The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Portfolio for the fiscal year ended March 31, 2003 have been audited as of that date by Deloitte & Touche LLP, independent auditors, and are in accordance with generally accepted accounting principles, and such statements and schedule (copies of which have been furnished to the Successor Fund) present fairly, in all material respects, the financial condition of the Portfolio as of such date, and there are no known contingent liabilities of the Portfolio as of such date not disclosed therein.

                     (i)      On the Closing Date, the Trust will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver the Assets free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Successor Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Successor Fund.

                     (j)      Since March 31, 2003, there has not been any material adverse change in the Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Successor Fund.

                     (k)      At the Closing Date, all federal and other tax returns and reports of the Portfolio required by law then to be filed shall have been filed and are correct in all material respects, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                     (l)      The Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, for all taxable years or periods (to the extent applicable) ending on or prior to the Closing Date and will pay the dividend(s) described in paragraph 8.6.

                     (m)      All issued and outstanding shares of the Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust (recognizing that under Massachusetts law, shareholders could under certain circumstances be held personally liable for its obligations) and have been offered and sold in every state and the District of Columbia in compliance with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Portfolio's Transfer Agent, as provided in paragraph 3.4. The Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Portfolio's shares, nor is there outstanding any security convertible into any of the Portfolio's shares.

                     (n)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Portfolio's shareholders, and assuming the due authorization, execution and delivery of this Agreement by the Company, this Agreement constitutes the valid and legally binding obligation of the Trust, on behalf of the Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                     (o)      The information to be furnished by the Trust, on behalf of the Portfolio, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                     (p)      The proxy statement of the Portfolio (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5, insofar as it relates to the Portfolio, will, on the effective date of the Registration Statement and on the Closing Date, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (p) shall apply only to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by or on behalf of the Trust or the Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, provided that any failure to comply with these statutes, rules and regulations is a direct result of (x) the provision of misleading or inaccurate information by or on behalf of the Trust or the Portfolio to the Company in connection with the preparation of the Proxy Statement or (y) the failure to provide any necessary and accurate information by the Trust or the Portfolio to the Company in connection with or related to the preparation of the Proxy Statement.

          4.2      The Company, on behalf of the Successor Fund, represents and warrants to the Trust, on behalf of the Portfolio, as follows:

                     (a)      The Successor Fund is a duly established and designated series of the Company, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                     (b)      The Company is registered under the 1940 Act as an open-end management investment company, and the Successor Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                     (c)      The current prospectus and statement of additional information of the Successor Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                     (d)      The Successor Fund is not, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Successor Fund or by which the Successor Fund is bound or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company is a party on behalf of the Successor Fund or by which the Successor Fund is bound.

                     (e)      The Successor Fund has no material contracts or other commitments outstanding (other than this Agreement) that will be terminated with liability to the Successor Fund on or prior to the Closing Date.

                     (f)      No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Successor Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act, and the 1940 Act and by state securities law.

                     (g)      No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Successor Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Successor Fund knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                     (h)      The Successor Fund will not have had any assets (other than assets required to meet requirements of Section 14(a) of the 1940 Act) or operations at any time prior to the Closing Date. Upon filing of its first federal income tax return at the completion of its first taxable year, the Successor Fund will elect to be treated as a regulated investment company and until such time will take all steps necessary to ensure qualification as a regulated investment company under the Code.

                     (i)      All issued and outstanding shares of the Successor Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company (recognizing that under Massachusetts law, shareholders could under certain circumstances be held personally liable for its obligations). The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares.

                     (j)      The Successor Fund Shares to be issued and delivered to the Portfolio for the account of Portfolio Shareholders, pursuant to the terms of this Agreement, on the Closing Date will have been duly authorized Successor Fund Shares, and will be fully paid and non-assessable by the Company.

                     (k)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Company's Board, and, subject to the approval of the Portfolio's shareholders, and assuming the due authorization, execution and delivery of this Agreement by the Trust, this Agreement constitutes the valid and legally binding obligation of the Successor Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                     (l)      The Registration Statement (only insofar as it relates to the Successor Fund and is based on information furnished by the Successor Fund) will, on the effective date of the Registration Statement, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (l) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Trust or the Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.	COVENANTS OF THE SUCCESSOR FUND AND THE PORTFOLIO.

          5.1      The Successor Fund and the Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

          5.2      The Trust will call a meeting of the Portfolio's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3      Subject to the provisions of this Agreement, the Portfolio and the Successor Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.4      As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust shall furnish the Company, in such form as is reasonably satisfactory to the Company, a statement of the current and accumulated earnings and profits of the Portfolio for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Successor Fund under the Code, in each instance indicating the period or periods to which such earnings and profits, carryovers and other items relate or in which they arose, as applicable, which statement will be certified by the Trust's President or its Vice President and Treasurer.

          5.5      The Trust, on behalf of the Portfolio, will provide the Successor Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement, all to be included in a Registration Statement on Form N-14 of the Company, on behalf of the Successor Fund, and any supplement or amendment thereto (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act, and the 1940 Act in connection with the meeting of the Portfolio's shareholders referred to in paragraph 5.2.

          5.6      The Successor Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

          5.7      The Trust, on behalf of the Portfolio, covenants that the Portfolio is not acquiring the Successor Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

          5.8      The Trust, on behalf of the Portfolio, will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requests concerning the beneficial ownership of Portfolio shares.

          5.9      As soon as is reasonably practicable after the Closing, the Portfolio will make a liquidating distribution to Portfolio Shareholders consisting of the Successor Fund Shares received at the Closing.

          5.10      The Trust, on behalf of the Portfolio, covenants that it will, from time to time, as and when reasonably requested by the Successor Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Successor Fund may reasonably deem necessary or desirable to vest in and confirm the Successor Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

          5.11      Each of the Portfolio and the Successor Fund and the Trust and the Company shall use its best efforts to cause the Reorganization to qualify, and will not (either before or after the Closing Date) knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND.

          The obligations of the Successor Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          6.1      All representations and warranties by the Trust on behalf of the Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

          6.2      The Trust shall have delivered to the Company on the Closing Date a statement of the Portfolio's assets and liabilities, together with a list of the Portfolio's portfolio securities showing the federal income tax basis of such securities by lot and the respective holding periods of each such lot of securities, as of the Closing Date, certified by the Trust's Treasurer.

          6.3      The Trust shall have delivered to the Company on the Closing Date a certificate executed in the Trust's name by its President or Vice President and its Treasurer, in form and substance satisfactory to the Company, to the effect that the representations and warranties made in this Agreement by the Trust, on behalf of the Portfolio, are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request.

          6.4      The Portfolio and the Trust shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Portfolio or the Trust, as the case may be, on or before the Closing Date.

          6.5      The Successor Fund shall have received on the Closing Date a favorable opinion of Kramer Levin Naftalis & Frankel LLP, counsel to the Portfolio, in a form satisfactory to the Company, covering the following points:

That (a) the Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Portfolio is a duly established and designated series of the Trust; (b) this Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Portfolio, and, assuming due authorization, execution and delivery of this Agreement by the Company, on behalf of the Successor Fund, is a valid and legally binding obligation of the Trust, on behalf of the Portfolio, enforceable against the Trust, with respect to the Portfolio, in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law); (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Trust's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Portfolio is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Portfolio is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Trust, on behalf of the Portfolio, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Portfolio or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required or that materially and adversely affect the Portfolio's business; and (f) the Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

Such counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or trustees of the Trust. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Company may reasonably request.

          In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

          6.6      The Successor Fund shall have received from Deloitte & Touche LLP a consent dated near the effective date of the Registration Statement in form and substance satisfactory to the Successor Fund, to the effect that they consent to the incorporation by reference of their report relating to the financial statements and financial highlights of the Portfolio in the Registration Statement.

          6.7      The Portfolio shall have previously provided to the Successor Fund (and at the Closing shall provide an update through the Closing Date of such information) data that supports a calculation of the Portfolio's total return for all periods since the organization of the Portfolio. Such data shall have been prepared in accordance in all material respects with the requirements of the 1940 Act and the regulations thereunder and the rules of the National Association of Securities Dealers, Inc.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PORTFOLIO.

          The obligations of the Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Successor Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1      All representations and warranties by the Company, on behalf of the Successor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

          7.2      The Company shall have delivered to the Trust on the Closing Date a certificate executed in the Company's name by its President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Trust, to the effect that the representations and warranties made in this Agreement by the Company, on behalf of the Successor Fund, are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.

          7.3      The Successor Fund and the Company shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Successor Fund or the Company, as the case may be, on or before the Closing Date.

          7.4      The Portfolio shall have received on the Closing Date a favorable opinion of Stroock & Stroock & Lavan LLP, counsel to the Successor Fund, in a form satisfactory to the Trust, covering the following points:

That (a) the Company is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Successor Fund is a duly established and designated series of the Company; (b) this Agreement has been duly authorized, executed and delivered by the Company, on behalf of the Successor Fund, and, assuming due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Portfolio, is a valid and legally binding obligation of the Company, on behalf of the Successor Fund, enforceable against the Company, with respect to the Successor Fund, in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law); (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Company's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Successor Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Successor Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Company, on behalf of the Successor Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Successor Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required or that materially and adversely affect the Successor Fund's business; and (f) the Company is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

Such counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or trustees of the Company. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Trust may reasonably request.

          In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PORTFOLIO AND THE SUCCESSOR FUND.

          If any of the conditions set forth below does not exist on or before the Closing Date with respect to the Portfolio or the Successor Fund, the Trust or the Company, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

          8.1      This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Portfolio in accordance with the provisions of the Trust's Charter and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Successor Fund. Notwithstanding anything in this Agreement to the contrary, neither the Portfolio nor the Successor Fund may waive the conditions set forth in this paragraph 8.1.

          8.2      On the Closing Date, no action, suit or other proceeding shall be pending or, to either party's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3      All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Portfolio or the Successor Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Portfolio or the Successor Fund.

          8.4      The Portfolio and the Successor Fund shall have agreed on the number of full and fractional Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

          8.5      The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.6      The Portfolio shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to Portfolio shareholders all of the Portfolio's investment company taxable income (as defined in Code Section 852) (computed without regard to any deduction for dividends paid) for all taxable years or periods ending on or prior to the Closing Date ; the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all such taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all such taxable years or periods (after reduction for any capital loss carryforwards).

          8.7      The Trust shall have received an opinion of Kramer Levin Naftalis & Frankel LLP addressed to the Trust, on behalf of the Portfolio, and the Company shall have received an opinion of Stroock & Stroock & Lavan LLP addressed to the Company, on behalf of the Successor Fund, substantially to the effect that, based on certain facts, qualifications, assumptions and representations, and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes: (a) the transfer of all of the Assets to the Successor Fund in exchange solely for the Successor Fund Shares and the assumption by the Successor Fund of the Liabilities, followed by the distribution by the Portfolio of the Successor Fund Shares to the Portfolio Shareholders in complete liquidation of the Portfolio, will qualify as a "reorganization" as defined in Section 368(a)(1)(F) of the Code, and each of the Portfolio and Successor Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Successor Fund upon the receipt of the Assets in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of the Liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Portfolio upon the transfer of the Assets to the Successor Fund in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of the Liabilities or upon the distribution (whether actual or constructive) of Successor Fund Shares to Portfolio Shareholders in exchange for their shares of the Portfolio in liquidation of the Portfolio pursuant to the Reorganization; (d) no gain or loss will be recognized by Portfolio Shareholders upon the exchange of their Portfolio shares for the Successor Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Successor Fund Shares received by each Portfolio Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Portfolio shares held by such Portfolio Shareholder immediately prior to the Reorganization, and the holding period of the Successor Fund Shares received by each Portfolio Shareholder pursuant to the Reorganization will include the period during which the Portfolio shares exchanged therefor were held by such Portfolio Shareholder (provided the Portfolio shares were held as capital assets on the date of the exchange); and (f) the tax basis of each Asset acquired by the Successor Fund pursuant to the Reorganization will be the same as the tax basis of that Asset to the Portfolio immediately prior to the Reorganization, and the holding period of each Asset in the hands of the Successor Fund will include the period during which such Asset was held by the Portfolio. In rendering its opinion, Kramer Levin Naftalis & Frankel LLP and Stroock & Stroock & Lavan LLP each may rely upon such certificates as they shall request of the Company on behalf of the Successor Fund, the Trust on behalf of the Portfolio, Dreyfus and Bear Stearns Asset Management Inc. ("BSAM"). Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Portfolio may waive the condition set forth in this paragraph 8.7.

          In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

          No opinions will be expressed as to the effect of the Reorganization on (i) the Portfolio or the Successor Fund with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Portfolio that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

          8.8      The transactions contemplated by this Agreement shall not be consummated unless the closing conditions set forth in a certain Transaction Agreement between BSAM and Dreyfus dated November 17, 2003 (the "Transaction Agreement") have been satisfied as provided in said agreement.

9.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

          9.1      The Trust and the Company agree that neither party has made any representation, warranty or covenant not set forth herein and this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.

          9.2      The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

10.	TERMINATION OF AGREEMENT.

          This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties or by either party (i) if the Closing shall not have occurred on or before May 17, 2004, unless such date is extended by mutual agreement of the parties, (ii) if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith, or (iii) upon termination of the Transaction Agreement. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

11.	AMENDMENTS.

          This Agreement may be amended, modified and supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and the Trust; provided, however, that following the meeting of shareholders of the Portfolio referred to in paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Successor Fund Shares to be issued to the Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

12.	EXPENSES.

          12.1.      Each of the Trust and the Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

          12.2      Each party acknowledges that all expenses incurred in connection with the Reorganization will be borne by the Portfolio's and Successor Fund's respective investment adviser pursuant to the Transaction Agreement.

13.	NOTICES.

          Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

If to the Trust,

The Bear Stearns Funds
383 Madison Avenue
New York, New York 10179
Attention: Stephen A. Bornstein
Telephone: 212-272-2553
Fax: 212-272-3107

If to the Company,

Dreyfus Premier Manager Funds I
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
Attn: Jeff Prusnofsky
Telephone: 212-922-6000
Fax: 212-922-6880

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY.

          14.1      The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          14.2      This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

          14.3      This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust and the Company shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

          14.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          14.5      It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust or the Company personally, but shall bind only the property of the Portfolio or the Successor Fund, as the case may be, as provided in the Trust's or Company's Charter; a copy of each such Charter is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal offices of the relevant fund. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Portfolio or the Successor Fund, as the case may be.

          IN WITNESS WHEREOF, the Trust and the Company each have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

THE BEAR STEARNS FUNDS, on behalf of Prime Money Market Portfolio By: /s/ Barry Sommers Barry Sommers, President

ATTEST: /s/ Stephen A. Bornstein
                 Stephen A. Bornstein,
                 Secretary

DREYFUS PREMIER MANAGER FUNDS I, on behalf of Bear Stearns Prime Money Market Fund By: /s/ Stephen E. Canter Stephen E. Canter, President

ATTEST: /s/ Jeff Prusnofsky
                 Jeff Prusnofsky,
                 Secretary

EXHIBIT B

DESCRIPTION OF BOARD MEMBERS FOR THE SUCCESSOR FUND

Name (Age)                          Principal Occupation
Position with Company               During Past 5 Years            Other Board Memberships and Affiliations*
---------------------               ---------------------          -----------------------------------------
Joseph S. DiMartino (60)            Corporate Director and         The Muscular Dystrophy Association, Director
Chairman of the Board               Trustee                        Levcor International, Inc., an apparel fabric
                                                                      processor, Director
                                                                   Century Business Services, Inc., a provider of
                                                                      outsourcing functions for small and medium
                                                                      size companies, Director
                                                                   The Newark Group, a provider of a national market
                                                                      of paper recovery facilities, paperboard mills
                                                                      and paperboard converting plants, Director

David P. Feldman (63)               Corporate Director and         BBH Mutual Funds Group (11 funds), Director
Board Member                        Trustee                        The Jeffrey Company, a private investment
                                                                      company, Director
                                                                   QMED, a medical device company, Director

Ehud Houminer (63)                  Professor and                  Avnet Inc., an electronics distributor, Director
Board Member                          Executive-in-Residence at    International Advisory Board to the MBA Program
                                      the Columbia Business          School of Management, Ben Gurion University,
                                      School, Columbia               Chairman
                                      University;                  Explore Charter School, Brooklyn, NY, Chairman
                                    Principal of Lear, Yavitz
                                      and Associates, a
                                      management consulting firm
                                      from 1996 to 2001

Gloria Messinger (73)               Arbitrator for American        Yale Law School Fund, Director
Board Member                          Arbitration Association      Theater for a New Audience, Inc., Director
                                      and National Association     New York Women's Agenda Music Performance Trust
                                      of Securities Dealers,         Fund, Director
                                      Inc.;                        Brooklyn Philharmonic, Director
                                    Consultant in Intellectual
                                      Property

T. John Szarkowski (77)             Consultant in Photography      Photography Department at The Museum of Modern
Board Member                                                       Art, Director Emeritus

Anne Wexler (73)                    Chairman of the Wexler         Wilshire Mutual Funds (5 funds), Director
Board Member                          Group, consultants           Methanex Corporation, a methanol production
                                      specializing in government     company, Director
                                      relations and public         Member of the Council of Foreign Relations
                                      affairs                      Member of the National Park Foundation

_____________________________
*     Each Board member also is a Board member of other mutual funds in the Dreyfus Fund Complex.

THE BEAR STEARNS FUNDS

PRIME MONEY MARKET PORTFOLIO

          The undersigned shareholder of the Prime Money Market Portfolio (the "Portfolio"), a series of The Bear Stearns Funds (the "Trust"), hereby appoints Stephen A. Bornstein, Frank J. Maresca and Vincent L. Pereira, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Portfolio standing in the name of the undersigned at the close of business on January 2, 2004, at a Special Meeting of Shareholders to be held at the offices of Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, 13th Floor, Conference Room S, at 4:30 p.m., on Thursday, March 11, 2004, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Portfolio to Bear Stearns Prime Money Market Fund (the "Successor Fund"), a series of Dreyfus Premier Manager Funds I, in exchange for the Successor Fund's shares having an aggregate net asset value equal to the value of the Portfolio's net assets and the assumption by the Successor Fund of stated liabilities of the Portfolio (the "Reorganization"). Shares of the Successor Fund received in the Reorganization will be distributed by the Portfolio to its Class Y shareholders in liquidation of the Portfolio, after which the Portfolio will cease operations.

FOR |_|	AGAINST |_|	ABSTAIN |_|

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: ___________________ _________________________ Signature(s) _________________________ Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

January 16, 2004

Acquisition of the Assets of

PRIME MONEY MARKET PORTFOLIO
(A series of The Bear Stearns Funds)

383 Madison Avenue
New York, New York 10179

1-800-447-1139

By and in Exchange for Shares of

BEAR STEARNS
PRIME MONEY MARKET FUND
(A series of Dreyfus Premier Manager Funds I)

200 Park Avenue
New York, New York 10166
1-800-554-4611

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated January 16, 2004 relating specifically to the proposed transfer of all of the assets of the Prime Money Market Portfolio (the "Portfolio"), a series of The Bear Stearns Funds (the "Trust"), in exchange for shares of Bear Stearns Prime Money Market Fund (the "Successor Fund"), a series of Dreyfus Premier Manager Funds I, and the assumption by the Successor Fund of stated liabilities of the Portfolio. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

          1.      The Portfolio's Annual Report for the fiscal year ended March 31, 2003.

          2.      The Portfolio's Semi-Annual Report for the six-month period ended September 30, 2003.

          3.      The Portfolio's Statement of Additional Information dated August 1, 2003, as revised August 8, 2003.

          4.      The Successor Fund's Statement of Additional Information dated December 9, 2003.

           The Prospectus/Proxy Statement dated January 16, 2004 may be obtained by writing to the Portfolio at PFPC Inc., P.O. Box 9803, Providence, Rhode Island 02940-8030, or the Successor Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

          The Portfolio's Statement of Additional Information dated August 1, 2003, as revised August 8, 2003, is incorporated herein by reference to the Trust's Post-Effective Amendment No. 32 to its Registration Statement on Form N-1A, filed July 25, 2003 (File No. 33-84842). The financial statements of the Portfolio are incorporated herein by reference to its Annual Report for its fiscal year ended March 31, 2003, and its Semi-Annual Report dated September 30, 2003.